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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8817

ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2006 to November 30, 2006

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2006

Classes A, B, C and Q

Equity Index Fund

■  ING Index Plus LargeCap Equity Fund
(formerly, ING Principal Protection Fund)

Principal Protection Funds

■  ING Principal Protection Fund II

■  ING Principal Protection Fund III

■  ING Principal Protection Fund IV

■  ING Principal Protection Fund V

■  ING Principal Protection Fund VI

■  ING Principal Protection Fund VII

■  ING Principal Protection Fund VIII

■  ING Principal Protection Fund IX

■  ING Principal Protection Fund X

■  ING Principal Protection Fund XI

■  ING Principal Protection Fund XII

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Investment Strategy and Principal Risks	20

Shareholder Expense Examples	23

Statements of Assets and Liabilities	28

Statements of Operations	34

Statements of Changes in Net Assets	37

Financial Highlights	43

Notes to Financial Statements	58

Portfolios of Investments	74

Advisory Contract Approval Discussion	143

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the "Fed") ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive interest rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is choosing to neither raise nor lower interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index") rose significantly during plateau periods.

It has been an interesting — if not unpredictable — year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high that surprised many at the time because we were in a climate of slumping housing prices and escalating interest rates. This was followed by a slight correction and market drift for a couple of months. A strong rally has been experienced in the second half of the year driven in part by the dollar decline and the more stable interest rate environment. Many economists believe that these conditions will be positive for the stock market for the next twelve months.

Whatever the future holds, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

Shaun P. Mathews
President
ING Funds

December 18, 2006

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

In our report for the last fiscal year, we described how, three weeks before it ended, investors suddenly took fright that inflation fighting central bankers would raise interest rates by too much and strangle global growth. We asked whether the sharp correction was just that, or the start of something big. In the end it proved to be the former, but it was not until nearly mid-October that the May 9, 2006 high was recaptured with most markets adding to their gains from there. For the first six months ended November 30, 2006, global stocks according to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) with net reinvested dividends rose 10.9%. In currencies the dollar was mixed, gaining 2.8% against the yen, but losing 3.4% against the euro and 5.2% to the pound sterling after these currencies surged in late November.

U.S. equities in the form of the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index")(2), returned 11.3% including dividends in the six months ended November 30, 2006. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. However, for a time, investors seemed only to have eyes for interest rates. After sixteen consecutive interest rate increases since June 2004, a barrage of hawkish rhetoric from the Federal Open Market Committee ("FOMC") in May had sent stocks reeling. The problem was that the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13, 2006, the market had fallen by 7.7% from its highest level. However, the seventeenth interest rate increase on June 29, 2006, was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising interest rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14, 2006. Nevertheless, peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil price dropped as much as 27% from its pinnacle and spent much of November below $60 per barrel. The FOMC refrained from raising interest rates on August 8 and again took no action in September and October, although its members frequently felt the need to remind us that inflation was still uncomfortably elevated. Housing data continued to deteriorate and in October new and existing home prices were falling at the fastest rate in decades, while the stock of unsold homes rose through November. Gross Domestic Product ("GDP") growth in the third calendar quarter slowed to 2.2% and Wal-Mart reported its first decline in same store sales in over ten years. So in the face of all this gloom, why were stocks in a clear up-trend to a six-year high by the last days of November? For one thing, the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look relatively more attractive and raised the present value of future corporate profits. Speaking of which, corporate profits registered their thirteenth straight quarter of double-digit year-over-year growth and for the economy as a whole, reached 12.44% of GDP, the biggest share since the 1950s. Despite the worrying news, equity investors saw this market as a glass that was distinctly half-full.

The main international markets also advanced, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. As in the U.S., stocks had been falling as our fiscal year started, on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of November, household spending was falling fast and the government lowered its evaluation of the economy for the first time in nearly two years. For the six months, the market rose 3.8%. European ex UK markets had been supported by broadly based mergers and acquisitions amid clear signs of improving growth and employment. But from their May 9 top, events in the U.S. and a 25 basis point increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% by mid-June. From there however, markets turned around smartly, even as the European Central Bank raised rates on two more occasions. Business confidence was strong and unemployment fell to the lowest in five years. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets touched January 2001 levels and added 11.8% for the six months. UK equities had been boosted by the large acquisition-prone financial sector, as well as the sizeable energy and vibrant materials sectors. The reversal in the latter two exacerbated the global retrenchment brought on by

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

interest rate worries after May 9 and UK stocks sank 9.3% by mid-June. As in Japan and the Eurozone, the Bank of England raised rates, twice to 5%, as inflation climbed above target, GDP growth returned to trend, and house prices, an important demand generator, continued their recovery. This re-energized investors and led again by financials, the market surpassed its best levels of 2006, revisited those of December 2000 and finished up 7.7% for the half-year.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor's 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP EQUITY FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus LargeCap Equity Fund (the "Fund") seeks to outperform the total return of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), while maintaining a risk profile consistent with the index. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.(1)

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 6.43% compared to the S&P 500® Index and the Lehman Brothers 1-3 Year Government Index ("LB 1-3 Gov Index"), which returned 11.33% and 3.17%, respectively, for the same period.

Portfolio Specifics: Previously, under the Principal Protection Funds' strategy, the Fund's performance was driven by a combination of returns attributable to both equity and bond portfolios and the impact of the asset allocation between the two components. Between May 31, and October 11, the Fund's Fixed-Income Component underperformed the LB 1-3 Gov. Index. The Fund was overweight agency securities which helped performance over the period. However, the Fixed-Income Component also had a shorter duration than the index, which was the major reason for underperformance. Shorter duration agencies and Treasuries underperformed longer duration issues over the period. The Fund's Equity Component outperformed the S&P 500® Index due mainly to the positive impact of security selection, especially in information technology, health care and energy. This was somewhat offset by security selection in financials, which acted as a drag. Sector allocations had a slight negative impact on the Equity Component, mainly due to our overweight in energy. However, our underweight industrials position helped to partially offset the negative impact of these allocations.

During the period October 12 to November 30, returns attributable to economic sector choices were about even with the index, while returns from stock selection were unfavorable, which together detracted slightly from performance. In terms of our sector decisions, we were slightly underweight industrial stocks, which performed poorly and overweight energy, which benefited the Fund. A positive contribution to performance also came from an underweight allocation to health care. While most other sector positions were either flat or did not add value, an overweight position in financials acted as a slight drag. Unfortunately, security selection in general hurt the Fund. Selection in industrials, financials and telecommunication services particularly offset the gain we made through sector allocation. Turning to the Fund's individual security positions, an overweight in Exxon Mobil, the world's largest publicly traded integrated oil and gas company, was one of the main contributors to performance. Several other overweight energy positions including Halliburton, Chevron Corp and Marathon Oil also helped. By comparison, an underweight position in Apple Computer, a leading personal computer, software, peripherals and portable digital music player manufacturer, hurt the Fund's relative performance. An overweight position in Motorola, a U.S.-based multinational communications company, also detracted from relative performance.

Current Strategy and Outlook: Our research builds structured stock funds with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high-quality companies with superior business momentum, earnings growth and attractive valuations. As of November 30, 2006, the Fund was overweight financials and energy and underweight consumer staples and industrials. However, our exposures to economic sectors are a function of individual stock selection and by design quite close to the S&P 500® Index.

(1) Effective October 12, 2006, the Fund changed its name from ING Principal Protection Fund to ING Index Plus LargeCap Equity Fund. Prior to October 12, 2006, the Fund had a different investment objective and different principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.6%
General Electric Co.	2.8%
Citigroup, Inc.	2.7%
Bank of America Corp.	2.7%
JPMorgan Chase & Co.	2.0%
Microsoft Corp.	2.0%
Cisco Systems, Inc.	1.9%
Chevron Corp.	1.8%
International Business Machines Corp.	1.7%
Procter & Gamble Co.	1.4%

*Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS LARGECAP EQUITY FUND

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	Since Inception of Guarantee Period October 12, 2001
Including Sales Charge:
Class A(1)	1.48%	1.42%	1.57%
Class B(2)	1.82%	1.31%	1.98%
Class C(3)	5.95%	1.89%	2.00%
Class Q	7.65%	2.70%	2.83%
Excluding Sales Charge:
Class A	7.70%	2.64%	2.75%
Class B	6.82%	1.87%	1.98%
Class C	6.95%	1.89%	2.00%
Class Q	7.65%	2.70%	2.83%
S&P 500® Index(4)	14.23%	6.08%	7.80	%(6)
LB 1-3 Gov Index(5)	4.49%	2.98%	3.02	%(6)

The table above illustrates the total return of ING Index Plus LargeCap Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LB 1-3 Gov Index is an unmanaged index comprised of all issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6) Since inception performance for the index is shown from October 1, 2001.

ING PRINCIPAL PROTECTION FUNDS

PORTFOLIO MANAGERS' REPORT

During the Guarantee Period, the Principal Protection Funds ("PPF") seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF Fund, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. ("ING IM") the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, CFA, Senior Vice President, ING IM, serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.

Equity Component*: Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, Portfolio Manager, co-manage the Equity Component.

Fixed Component: James B. Kauffmann, Portfolio Manager.

Note: The PPFs are closed to new deposits.

Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index(1) and the Lehman Brothers 1-3 Year Government Index(2) ("LB 1-3 Gov Index") for the six months ended November 30, 2006:

PPF II	3.36%
PPF III	3.62%
PPF IV	5.93%
PPF V	5.07%
PPF VI	4.87%
PPF VII	4.84%
PPF VIII	5.59%
PPF IX	6.13%
PPF X	6.47%
PPF XI	6.17%
PPF XII	6.03%
S&P 500 Index(1)	11.33%
LB 1-3 Gov Index(2)	3.17%

*  Effective December 31, 2006, Douglas Coté resigned from ING Investment Management Co.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

An investor cannot invest directly in an index.

Portfolio Specifics: PPF performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The PPFs' allocations to equities and fixed income are dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the PPFs generally buy equities (and sell bonds) when the equity market rises and sell equities (and buys bonds) as the equity market declines. The use of the fixed income component reduces the Funds' ability to participate as fully in upward moving equity markets.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUNDS

Principal Protection Funds ("Funds") II-VII

The Funds' performance is driven by a combination of returns attributable to the equity and bond portfolios and the impact of the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets while protecting principal on the downside. It is accepted that historically stocks have been more volatile than bonds, and this is an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds' allocation to equities and fixed income is dependent on these factors and the path they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The fixed income allocation reduces the Funds' ability to participate as fully in rising equity markets.

The Funds' Fixed-Income Component underperformed the LB 1-3 Gov. Index. The Funds' were overweight agency securities which helped performance over the period. However, the Fixed-Income Component also had a shorter duration than the index, which was the major reason for underperformance. Shorter duration agencies and treasuries underperformed longer duration issues over the period.

The Funds' Equity Component outperformed the S&P 500® Index due mainly to the positive impact of security selection, especially in information technology, healthcare and energy. This was somewhat offset by security selection in financials and consumer discretionary, which acted as a drag. Examples of stocks that helped included overweight positions in Exxon Mobil Corp. and Cisco Systems, Inc. By comparison, underweight positions in Apple Computer and Time Warner, Inc. hurt performance. Sector allocations had a slight negative impact on the Equity Component, due mainly to our overweight in financials and underweight in telecoms. However, our underweight industrials position helped to partially offset the negative impact of these allocations. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

Principal Protection Funds ("Funds") VIII-XII

The Funds' performance is driven by a combination of returns attributable to the equity and bond portfolios and the impact of the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets while protecting principal on the downside. It is accepted that historically stocks have been more volatile than bonds, and this is an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds' allocation to equities and fixed income is dependent on these factors and the path they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal. All other factors being equal, the Funds generally buy equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The fixed income allocation reduces the Funds' ability to participate as fully in rising equity markets.

The Funds' Fixed-Income Component underperformed the LB 1-3 Gov. Index. The Funds' were overweight agency securities which helped performance over the period. However, the strategy also had a shorter duration than the index, which was the major reason for underperformance. Shorter duration agencies and treasuries underperformed longer duration issues over the period.

The Funds' Equity Component outperformed the S&P 500® Index due mainly to the positive impact of security selection, especially in information technology, healthcare and energy. This was somewhat offset by security selection in financials and consumer discretionary, which acted as a drag. Examples of stocks that helped included overweight positions in Exxon Mobil Corp. and Cisco Systems, Inc. By comparison, underweight positions in Apple Computer and Time Warner hurt performance. Sector allocations had a slight negative impact on the Equity Component, due mainly to our overweight in financials and underweight in telecoms. However, our underweight industrials position helped to partially offset the negative impact of these allocations. Our overall sector exposures are by design quite close to the S&P 500® Index so that nearly all of our relative performance is driven by individual stock selection.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUNDS

Presented below is the asset allocation for each Fund as of November 30, 2006 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

Asset Allocation
as of November 30, 2006
(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
PPF II	83.6%	17.0%	(0.6)%
PPF III	77.6%	22.9%	(0.5)%
PPF IV	48.7%	51.7%	(0.4)%
PPF V	58.8%	41.6%	(0.4)%
PPF VI	61.1%	39.3%	(0.4)%
PPF VII	63.2%	37.3%	(0.5)%
PPF VIII	58.1%	42.6%	(0.7)%
PPF IX	53.3%	47.3%	(0.6)%
PPF X	50.0%	50.3%	(0.3)%
PPF XI	53.6%	46.7%	(0.3)%
PPF XII	58.0%	42.2%	(0.2)%

Outlook and Current Strategy: A weak housing market, coupled with the lagged effect of 17 rate hikes by the U.S. Federal Reserve Board ("Fed") has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate, as residential investment declines, while lower gasoline prices and credit conditions should help mitigate the spillover effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen across the curve, and the inversion of the U.S. Treasury yield curve has become much more pronounced between one and three years suggesting growing confidence in eventual Fed easing. There are still some contradicting signals affecting the capital markets. The equities market surpassed a post 9/11 high during the period, while at the same time slower growth and lower inflation metrics have sent interest rates to their lowest levels in almost 11 months.

Allocation between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned above not on a qualitative evaluation of bonds versus equities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND II

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period February 1, 2002
Including Sales Charge:
Class A(1)	(1.58)%	0.56%
Class B(2)	(1.44)%	0.43%
Class C(3)	2.56%	1.01%
Excluding Sales Charge:
Class A	4.40%	1.80%
Class B	3.56%	1.02%
Class C	3.56%	1.01%
S&P 500® Index(4)	14.23%	6.43%
LB 1-3 Gov Index(5)	4.49%	3.02%

The table above illustrates the total return of ING Principal Protection Fund II against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND III

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period June 6, 2002
Including Sales Charge:
Class A(1)	(1.60)%	0.76%
Class B(2)	(1.37)%	0.69%
Class C(3)	2.74%	1.34%
Excluding Sales Charge:
Class A	4.38%	2.10%
Class B	3.63%	1.33%
Class C	3.74%	1.34%
S&P 500® Index(4)	14.23%	8.17	%(6)
LB 1-3 Gov Index(5)	4.49%	2.93	%(6)

The table above illustrates the total return of ING Principal Protection Fund III against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6) Since inception performance for the index is shown from June 1, 2002.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND IV

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period October 8, 2002
Including Sales Charge:
Class A(1)	0.50%	2.56%
Class B(2)	0.83%	2.60%
Class C(3)	4.78%	3.25%
Class Q	6.61%	4.10%
Excluding Sales Charge:
Class A	6.64%	4.04%
Class B	5.83%	3.26%
Class C	5.78%	3.25%
Class Q	6.61%	4.10%
S&P 500® Index(4)	14.23%	15.97	%(6)
LB 1-3 Gov Index(5)	4.49%	2.35	%(6)

The table above illustrates the total return of ING Principal Protection Fund IV against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6) Since inception performance for the index is shown from October 1, 2002.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND V

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period January 23, 2003
Including Sales Charge:
Class A(1)	(0.46)%	1.70%
Class B(2)	(0.11)%	1.58%
Class C(3)	3.80%	2.52%
Excluding Sales Charge:
Class A	3.46%	3.28%
Class B	2.68%	2.56%
Class C	2.66%	2.52%
S&P 500® Index(4)	14.23%	15.81	%(6)
LB 1-3 Gov Index(5)	4.49%	2.31	%(6)

The table above illustrates the total return of ING Principal Protection Fund V against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6) Since inception performance for the index is shown from February 1, 2003.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND VI

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period April 24, 2003
Including Sales Charge:
Class A(1)	(0.82)%	1.32%
Class B(2)	(0.42)%	1.20%
Class C(3)	3.55%	2.22%
Excluding Sales Charge:
Class A	5.26%	3.00%
Class B	4.58%	2.26%
Class C	4.55%	2.22%
S&P 500® Index(4)	14.23%	14.62	%(6)
LB 1-3 Gov Index(5)	4.49%	2.23	%(6)

The table above illustrates the total return of ING Principal Protection Fund VI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expense. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from May 1, 2003.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND VII

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period June 30, 2003
Including Sales Charge:
Class A(1)	(0.89)%	0.93%
Class B(2)	(0.57)%	0.77%
Class C(3)	3.41%	1.89%
Excluding Sales Charge:
Class A	5.20%	2.69%
Class B	4.43%	1.91%
Class C	4.41%	1.89%
S&P 500® Index(4)	14.23%	13.25	%(6)
LB 1-3 Gov Index(5)	4.49%	2.17	%(6)

The table above illustrates the total return of ING Principal Protection Fund VII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception return.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from July 1, 2003.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND VIII

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period December 23, 2003
Including Sales Charge:
Class A(1)	(0.30)%	1.02%
Class B(2)	0.11%	1.00%
Class C(3)	4.04%	2.28%
Excluding Sales Charge:
Class A	5.77%	3.07%
Class B	5.11%	2.32%
Class C	5.04%	2.28%
S&P 500® Index(4)	14.23%	10.23	%(6)
LB 1-3 Gov Index(5)	4.49%	2.35	%(6)

The table above illustrates the total return of ING Principal Protection Fund VIII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from January 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND IX

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period April 22, 2004
Including Sales Charge:
Class A(1)	0.39%	1.48%
Class B(2)	0.65%	1.57%
Class C(3)	4.76%	3.07%
Excluding Sales Charge:
Class A	6.51%	3.81%
Class B	5.65%	3.05%
Class C	5.76%	3.07%
S&P 500® Index(4)	14.23%	11.58	%(6)
LB 1-3 Gov Index(5)	4.49%	2.63	%(6)

The table above illustrates the total return of ING Principal Protection Fund IX against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from May 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND X

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period August 17, 2004
Including Sales Charge:
Class A(1)	0.47%	2.04%
Class B(2)	0.79%	2.23%
Class C(3)	4.78%	3.92%
Excluding Sales Charge:
Class A	6.61%	4.72%
Class B	5.79%	3.91%
Class C	5.78%	3.92%
S&P 500® Index(4)	14.23%	13.24	%(6)
LB 1-3 Gov Index(5)	4.49%	2.56	%(6)

The table above illustrates the total return of ING Principal Protection Fund X against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from September 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND XI

Average Annual Total Returns for the Periods Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period November 18, 2004
Including Sales Charge:
Class A(1)	0.21%	0.30%
Class B(2)	0.50%	0.55%
Class C(3)	4.58%	2.52%
Excluding Sales Charge:
Class A	6.30%	3.26%
Class B	5.50%	2.49%
Class C	5.58%	2.52%
S&P 500® Index(4)	14.23%	11.30	%(6)
LB 1-3 Gov Index(5)	4.49%	3.01	%(6)

The table above illustrates the total return of ING Principal Protection Fund XI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from December 1, 2004.

PORTFOLIO MANAGERS' REPORT

ING PRINCIPAL PROTECTION FUND XII

Average Annual Total Returns for the Period Ended November 30, 2006
	1 Year	Since Inception of Guarantee Period February 16, 2005
Including Sales Charge:
Class A(1)	(0.38)%	(0.32)%
Class B(2)	0.00%	(0.53)%
Class C(3)	3.95%	2.28%
Excluding Sales Charge:
Class A	5.70%	3.04%
Class B	5.00%	2.25%
Class C	4.95%	2.28%
S&P 500® Index(4)	14.23%	11.12	%(6)
LB 1-3 Gov Index(5)	4.49%	3.45	%(6)

The table above illustrates the total return of ING Principal Protection Fund XII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The LB 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)  Since inception performance for the index is shown from March 1, 2005.

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS

What is the Investment Strategy During the Guarantee Period?

The PPFs undertake ("Payment Undertaking") that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement ("Guaranteed Amount"), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

The PPFs do not implement an "investment strategy" in any conventional sense. Rather, the PPFs' asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs' assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:

•  During the Guarantee Period, the PPFs' assets will be allocated between the:

•  Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•  Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.

The PPFs' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.

How Does the Funds' Asset Allocation work?

The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs' total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component's net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.

If the Equity Component's market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component's assets in S&P 500® Index futures, in exchange traded funds ("ETFs"), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs' investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended "1940 Act"). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes.

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

Generally, fixed-income securities with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor's ("S&P") and/or Aa3 or higher by Moody's Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What Are the Principal Guarantee Period Risks?

Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs' assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs' assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF's assets to the Fixed Component in order to conserve the PPFs' assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs' assets. If the market value of the Equity Component rises, the percentage of the PPFs' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early losses, the PPFs may allocate 100% of the PPFs' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

Worse Case Scenarios for the PPFs' Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs' net asset value ("NAV") decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (CONTINUED)

income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs' expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs' share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs' realizing a lower return than expected on an investment.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs' transaction costs.

The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.

For further information on the PPFs' investment strategies and principal risks, please refer to your Prospectus and Statement of Additional Information.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Six Months Ended November 30, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Equity Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,064.30	1.56%	$8.07
Class B	1,000.00	1,060.20	2.31	11.98
Class C	1,000.00	1,061.30	2.31	11.78
Class Q	1,000.00	1,064.60	1.49	7.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.56%	$7.89
Class B	1,000.00	1,013.44	2.31	11.71
Class C	1,000.00	1,013.64	2.31	11.51
Class Q	1,000.00	1,017.60	1.49	7.54

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund II	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,033.60	1.64%	$8.36
Class B	1,000.00	1,029.50	2.39	12.16
Class C	1,000.00	1,029.40	2.39	12.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.64%	$8.29
Class B	1,000.00	1,013.09	2.39	12.06
Class C	1,000.00	1,013.09	2.39	12.06
ING Principal Protection Fund III
Actual Fund Return
Class A	$1,000.00	$1,036.20	1.65%	$8.42
Class B	1,000.00	1,032.10	2.40	12.23
Class C	1,000.00	1,033.00	2.40	12.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.80	1.65%	$8.34
Class B	1,000.00	1,013.04	2.40	12.11
Class C	1,000.00	1,013.04	2.40	12.11
ING Principal Protection Fund IV
Actual Fund Return
Class A	$1,000.00	$1,059.30	1.63%	$8.41
Class B	1,000.00	1,055.60	2.38	12.26
Class C	1,000.00	1,055.40	2.38	12.26
Class Q	1,000.00	1,060.00	1.59	8.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.63%	$8.24
Class B	1,000.00	1,013.14	2.38	12.01
Class C	1,000.00	1,013.14	2.38	12.01
Class Q	1,000.00	1,017.10	1.59	8.04

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund V	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,050.70	1.63%	$8.38
Class B	1,000.00	1,046.70	2.38	12.21
Class C	1,000.00	1,046.60	2.38	12.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.63%	$8.24
Class B	1,000.00	1,013.14	2.38	12.01
Class C	1,000.00	1,013.14	2.38	12.01
ING Principal Protection Fund VI
Actual Fund Return
Class A	$1,000.00	$1,048.70	1.68%	$8.63
Class B	1,000.00	1,045.80	2.43	12.46
Class C	1,000.00	1,044.50	2.43	12.45
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.65	1.68%	$8.49
Class B	1,000.00	1,012.89	2.43	12.26
Class C	1,000.00	1,012.89	2.43	12.26
ING Principal Protection Fund VII
Actual Fund Return
Class A	$1,000.00	$1,048.40	1.75%	$8.99
Class B	1,000.00	1,044.00	2.50	12.81
Class C	1,000.00	1,044.00	2.50	12.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class B	1,000.00	1,012.53	2.50	12.61
Class C	1,000.00	1,012.53	2.50	12.61

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund VIII	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,055.90	1.47%	$7.58
Class B	1,000.00	1,052.90	2.22	11.42
Class C	1,000.00	1,051.70	2.22	11.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.47%	$7.44
Class B	1,000.00	1,013.94	2.22	11.21
Class C	1,000.00	1,013.94	2.22	11.21
ING Principal Protection Fund IX
Actual Fund Return
Class A	$1,000.00	$1,061.30	1.53%	$7.91
Class B	1,000.00	1,057.40	2.28	11.76
Class C	1,000.00	1,057.20	2.28	11.76
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.40	1.53%	$7.74
Class B	1,000.00	1,013.64	2.28	11.51
Class C	1,000.00	1,013.64	2.28	11.51
ING Principal Protection Fund X
Actual Fund Return
Class A	$1,000.00	$1,064.70	1.52%	$7.87
Class B	1,000.00	1,060.90	2.27	11.73
Class C	1,000.00	1,060.70	2.27	11.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.52%	$7.69
Class B	1,000.00	1,013.69	2.27	11.46
Class C	1,000.00	1,013.69	2.27	11.46

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Principal Protection Fund XI	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Class A	$1,000.00	$1,061.70	1.56%	$8.06
Class B	1,000.00	1,057.90	2.31	11.92
Class C	1,000.00	1,057.90	2.31	11.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.56%	$7.89
Class B	1,000.00	1,013.49	2.31	11.66
Class C	1,000.00	1,013.49	2.31	11.66
ING Principal Protection Fund XII
Actual Fund Return
Class A	$1,000.00	$1,060.30	1.70%	$8.78
Class B	1,000.00	1,055.40	2.45	12.62
Class C	1,000.00	1,056.40	2.45	12.63
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.55	1.70%	$8.59
Class B	1,000.00	1,012.78	2.45	12.36
Class C	1,000.00	1,012.78	2.45	12.36

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Index Plus LargeCap Equity Fund	ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
ASSETS:
Investments in securities at value*	$55,472,163	$203,351,195	$162,114,949	$333,393,418
Repurchase agreement	377,000	5,303,000	1,630,000	2,183,000
Cash	5,688	14,559	566	339
Cash collateral for futures	31,500	—	—	—
Receivables:
Dividends and interest	138,525	81,672	85,905	397,957
Variation margin receivable	175	—	—	—
Prepaid expenses	55,033	2,954	2,223	4,689
Total assets	56,080,084	208,753,380	163,833,643	335,979,403
LIABILITIES:
Payable for fund shares redeemed	387,889	917,995	455,980	824,743
Payable to affiliates	70,562	319,838	248,602	514,132
Payable for directors fees	14,639	19,336	10,174	11,751
Other accrued expenses and liabilities	38,511	169,718	160,612	255,404
Total liabilities	511,601	1,426,887	875,368	1,606,030
NET ASSETS	$55,568,483	$207,326,493	$162,958,275	$334,373,373
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$55,887,948	$222,642,387	$166,372,894	$277,782,627
Undistributed net investment income	317,591	4,857,625	2,943,959	2,119,514
Accumulated net realized gain (loss) on investments and futures	(7,738,798)	(30,616,184)	(17,417,335)	7,283,683
Net unrealized appreciation on investments and futures	7,101,742	10,442,665	11,058,757	47,187,549
NET ASSETS	$55,568,483	$207,326,493	$162,958,275	$334,373,373
* Cost of investments in securities	$48,373,467	$192,908,530	$151,056,192	$286,205,869

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Equity Fund		ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
Class A:
Net Assets	$4,652,509		$14,083,615	$13,228,329	$18,343,692
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.01		$0.01	$0.01	$0.01
Shares outstanding	453,768		1,431,869	1,319,861	1,655,144
Net asset value and redemption price per share	$10.25		$9.84	$10.02	$11.08
Maximum offering price per share (5.75%)(1)	$10.57	(3)	$10.44	$10.63	$11.76
Class B:
Net Assets	$43,696,878		$172,595,387	$136,972,730	$282,901,067
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.01		$0.01	$0.01	$0.01
Shares outstanding	4,263,501		17,650,718	13,753,187	25,688,588
Net asset value and redemption price per share(2)	$10.25		$9.78	$9.96	$11.01
Maximum offering price per share	$10.25		$9.78	$9.96	$11.01
Class C:
Net Assets	$7,165,299		$20,647,491	$12,757,216	$32,776,284
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.01		$0.01	$0.01	$0.01
Shares outstanding	693,857		2,101,848	1,274,826	2,965,455
Net asset value and redemption price per share(2)	$10.33		$9.82	$10.01	$11.05
Maximum offering price per share	$10.33		$9.82	$10.01	$11.05
Class Q:
Net Assets	$53,797		n/a	n/a	$352,330
Shares authorized	unlimited		n/a	n/a	unlimited
Par value	$0.01		n/a	n/a	$0.01
Shares outstanding	5,213		n/a	n/a	31,653
Net asset value and redemption price per share	$10.32		n/a	n/a	$11.13
Maximum offering price per share	$10.32		n/a	n/a	$11.13

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deffered sales charges.

(3)  Maximum offering price for ING Index Plus LargeCap Equity Fund is 3.00% and is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
ASSETS:
Investments in securities at value*	$268,381,063	$240,439,326	$118,170,768	$73,886,655
Repurchase agreement	2,779,000	2,359,000	942,000	656,000
Cash	777	15	353	439
Receivables:
Dividends and interest	259,289	219,434	102,063	72,270
Prepaid expenses	3,810	3,386	1,640	1,026
Reimbursement due from manager	—	—	65	—
Total assets	271,423,939	243,021,161	119,216,889	74,616,390
LIABILITIES:
Payable for fund shares redeemed	657,007	562,382	647,040	403,868
Payable to affiliates	412,197	371,029	182,185	102,652
Payable for directors fees	16,491	13,637	8,113	3,835
Other accrued expenses and liabilities	208,138	211,847	100,180	110,490
Total liabilities	1,293,833	1,158,895	937,518	620,845
NET ASSETS	$270,130,106	$241,862,266	$118,279,371	$73,995,545
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$258,258,997	$233,780,988	$116,758,856	$71,503,192
Undistributed net investment income	1,571,851	1,330,919	144,730	716,339
Accumulated net realized gain (loss) on investments	2,830,987	535,786	(522,530)	(387,787)
Net unrealized appreciation on investments	7,468,271	6,214,573	1,898,315	2,163,801
NET ASSETS	$270,130,106	$241,862,266	$118,279,371	$73,995,545
* Cost of investments in securities	$260,912,792	$234,224,753	$116,272,453	$71,722,854

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
Class A:
Net Assets	$19,997,196	$14,612,600	$6,727,973	$8,129,509
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,929,736	1,413,955	661,216	782,388
Net asset value and redemption price per share	$10.36	$10.33	$10.18	$10.39
Maximum offering price per share (5.75%)(1)	$10.99	$10.96	$10.80	$11.02
Class B:
Net Assets	$231,956,247	$209,449,512	$102,387,222	$58,765,048
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	22,508,624	20,375,048	10,042,535	5,680,161
Net asset value and redemption price per share(2)	$10.31	$10.28	$10.20	$10.35
Maximum offering price per share	$10.31	$10.28	$10.20	$10.35
Class C:
Net Assets	$18,176,663	$17,800,154	$9,164,176	$7,100,988
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,757,088	1,724,092	898,757	683,859
Net asset value and redemption price per share(2)	$10.34	$10.32	$10.20	$10.38
Maximum offering price per share	$10.34	$10.32	$10.20	$10.38

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
ASSETS:
Investments in securities at value*	$54,457,931	$45,691,711	$30,448,800	$15,350,015
Repurchase agreement	782,000	443,000	278,000	120,000
Cash	466	33	472	444
Receivables:
Dividends and interest	59,806	53,141	33,018	15,099
Prepaid expenses	743	614	425	212
Total assets	55,300,946	46,188,499	30,760,715	15,485,770
LIABILITIES:
Payable for fund shares redeemed	224,844	69,930	118,492	3,208
Payable to affiliates	76,515	62,584	54,498	20,692
Payable for directors fees	9,877	2,921	5,934	1,017
Other accrued expenses and liabilities	92,022	52,237	35,036	18,033
Total liabilities	403,258	187,672	213,960	42,950
NET ASSETS	$54,897,688	$46,000,827	$30,546,755	$15,442,820
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$51,776,746	$43,395,092	$29,208,980	$15,002,711
Undistributed net investment income	624,330	509,946	386,781	171,881
Accumulated net realized gain (loss) on investments	376,433	(393,403)	(34,459)	(226,006)
Net unrealized appreciation on investments	2,120,179	2,489,192	985,453	494,234
NET ASSETS	$54,897,688	$46,000,827	$30,546,755	$15,442,820
* Cost of investments in securities	$52,337,752	$43,202,519	$29,463,347	$14,855,781

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
Class A:
Net Assets	$5,356,790	$7,257,177	$4,627,745	$2,427,860
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	507,099	689,302	441,197	234,087
Net asset value and redemption price per share	$10.56	$10.53	$10.49	$10.37
Maximum offering price per share (5.75%)(1)	$11.20	$11.17	$11.13	$11.00
Class B:
Net Assets	$44,193,783	$33,170,167	$21,544,339	$10,756,825
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,209,056	3,171,695	2,070,176	1,045,087
Net asset value and redemption price per share(2)	$10.50	$10.46	$10.41	$10.29
Maximum offering price per share	$10.50	$10.46	$10.41	$10.29
Class C:
Net Assets	$5,347,115	$5,573,483	$4,374,671	$2,258,135
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	507,406	531,193	420,034	219,227
Net asset value and redemption price per share(2)	$10.54	$10.49	$10.42	$10.30
Maximum offering price per share	$10.54	$10.49	$10.42	$10.30

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING Index Plus LargeCap Equity Fund	ING Principal Protection Fund II	ING Principal Protection Fund III	ING Principal Protection Fund IV
INVESTMENT INCOME:
Dividends	$358,142	$314,016	$332,473	$1,430,722
Interest	2,080,740	4,563,314	3,248,483	3,410,757
Settlement income	241,820	502,489	—	755,691
Total investment income	2,680,702	5,379,819	3,580,956	5,597,170
EXPENSES:
Investment management fees	484,654	881,499	686,126	1,391,350
Distribution and service fees:
Class A	11,983	18,709	16,091	22,637
Class B	540,759	908,363	722,244	1,468,156
Class C	54,912	118,671	71,048	178,776
Class Q	98	—	—	426
Transfer agent fees:
Class A	4,892	6,885	6,436	7,516
Class B	55,223	83,571	72,224	121,859
Class C	5,601	10,918	7,105	14,839
Class Q	28	—	—	86
Administrative service fees	64,399	110,186	85,765	173,917
Shareholder reporting expense	3,660	16,864	13,145	30,052
Registration fees	—	101	—	201
Professional fees	15,015	18,089	17,207	31,501
Custody and accounting expense	18,300	19,904	19,675	27,525
Trustees fees	5,175	7,320	1,648	6,061
Guarantee fees	183,721	363,619	283,027	573,932
Miscellaneous expense	3,388	11,383	7,969	15,168
Interest expense	2,700	—	—	—
Total expenses	1,454,508	2,576,082	2,009,710	4,064,002
Net investment income	1,226,194	2,803,737	1,571,246	1,533,168
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	4,939,142	1,356,085	1,297,777	4,502,632
Futures	134,982	—	—	—
Net realized gain on investments and futures	5,074,124	1,356,085	1,297,777	4,502,632
Net change in unrealized appreciation or depreciation on:
Investments	(196,269)	2,251,145	2,525,205	12,544,757
Futures	3,046	—	—	—
Net change in unrealized appreciation or depreciation on investments and futures	(193,223)	2,251,145	2,525,205	12,544,757
Net realized and unrealized gain on investments and futures	4,880,901	3,607,230	3,822,982	17,047,389
Increase in net assets resulting from operations	$6,107,095	$6,410,967	$5,394,228	$18,580,557

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING Principal Protection Fund V	ING Principal Protection Fund VI	ING Principal Protection Fund VII	ING Principal Protection Fund VIII
INVESTMENT INCOME:
Dividends	$961,938	$805,040	$370,870	$270,137
Interest	3,179,372	2,933,796	1,310,095	954,567
Total investment income	4,141,310	3,738,836	1,680,965	1,224,704
EXPENSES:
Investment management fees	1,125,287	1,013,076	499,803	250,655
Distribution and service fees:
Class A	24,723	18,737	8,593	11,012
Class B	1,210,509	1,092,422	537,985	306,872
Class C	97,203	98,974	52,395	40,511
Transfer agent fees:
Class A	8,816	8,919	2,750	3,177
Class B	108,035	129,855	43,138	22,126
Class C	8,678	11,786	4,223	2,923
Administrative service fees	140,660	126,633	62,475	39,143
Shareholder reporting expense	11,755	44,204	12,469	5,060
Registration fees	150	101	—	—
Professional fees	24,009	24,897	14,057	10,654
Custody and accounting expense	24,209	18,230	19,215	7,930
Trustees fees	8,063	2,663	4,390	2,696
Guarantee fees	464,181	417,894	206,169	129,173
Miscellaneous expense	11,903	13,177	6,205	4,703
Interest expense	—	80	—	—
Total expenses	3,268,181	3,021,648	1,473,867	836,635
Net recouped fees	—	—	62,368	—
Net expenses	3,268,181	3,021,648	1,536,235	836,635
Net investment income	873,129	717,188	144,730	388,069
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,331,627	1,142,151	726,739	201,381
Net change in unrealized appreciation or depreciation on investments	9,494,094	9,205,585	4,423,998	3,329,912
Net realized and unrealized gain on investments	11,825,721	10,347,736	5,150,737	3,531,293
Increase in net assets resulting from operations	$12,698,850	$11,064,924	$5,295,467	$3,919,362

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING Principal Protection Fund IX	ING Principal Protection Fund X	ING Principal Protection Fund XI	ING Principal Protection Fund XII
INVESTMENT INCOME:
Dividends	$219,099	$196,908	$121,052	$55,225
Interest	701,644	564,509	413,528	224,641
Total investment income	920,743	761,417	534,580	279,866
EXPENSES:
Investment management fees	185,436	156,042	105,388	50,971
Distribution and service fees:
Class A	7,196	10,021	7,506	3,421
Class B	226,001	167,335	110,308	53,401
Class C	29,912	29,144	22,611	12,403
Transfer agent fees:
Class A	1,698	2,726	1,342	889
Class B	13,333	11,379	4,954	3,471
Class C	1,765	1,982	1,015	806
Administrative service fees	28,470	23,656	16,294	7,949
Shareholder reporting expense	5,375	5,674	5,059	707
Professional fees	10,649	5,535	2,575	3,701
Custody and accounting expense	16,653	10,225	18,627	15,637
Trustees fees	2,076	1,082	1,390	250
Offering expense	—	—	—	2,207
Insurance expense	—	—	383	—
Guarantee fees	93,951	78,065	53,771	26,231
Miscellaneous expense	4,964	2,937	3,276	2,435
Total expenses	627,479	505,803	354,499	184,479
Net investment income	293,264	255,614	180,081	95,387
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	431,734	(346,856)	154,467	45,217
Net change in unrealized appreciation or depreciation on investments	2,402,119	2,848,097	1,456,938	723,448
Net realized and unrealized gain on investments	2,833,853	2,501,241	1,611,405	768,665
Increase in net assets resulting from operations	$3,127,117	$2,756,855	$1,791,486	$864,052

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Equity Fund		ING Principal Protection Fund II
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$1,226,194	$3,073,658	$2,803,737	$5,495,055
Net realized gain on investments and futures	5,074,124	2,154,158	1,356,085	1,449,024
Net change in unrealized appreciation or depreciation on investments and futures	(193,223)	(2,493,923)	2,251,145	(4,369,505)
Net increase in net assets resulting from operations	6,107,095	2,733,893	6,410,967	2,574,574
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(192,299)	(349,033)	—	(606,451)
Class B	(1,679,250)	(2,492,934)	—	(4,851,955)
Class C	(108,423)	(260,958)	—	(695,042)
Class Q	(1,690)	(2,075)	—	(157)
Total distributions	(1,981,662)	(3,105,000)	—	(6,153,605)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,979,796	2,420,778	—	4,621,927
Cost of shares redeemed	(108,573,389)	(65,261,064)	(30,773,116)	(89,960,599)
Net decrease in net assets resulting from capital share transactions	(106,593,593)	(62,840,286)	(30,773,116)	(85,338,672)
Net decrease in net assets	(102,468,160)	(63,211,393)	(24,362,149)	(88,917,703)
NET ASSETS:
Beginning of period	158,036,643	221,248,036	231,688,642	320,606,345
End of period	$55,568,483	$158,036,643	$207,326,493	$231,688,642
Undistributed net investment income at end of period	$317,591	$1,073,059	$4,857,625	$2,053,888

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Principal Protection Fund III		ING Principal Protection Fund IV
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$1,571,246	$3,787,956	$1,533,168	$1,608,803
Net realized gain on investments	1,297,777	2,085,296	4,502,632	9,615,969
Net change in unrealized appreciation or depreciation on investments	2,525,205	(4,293,824)	12,544,757	(3,897,102)
Net increase in net assets resulting from operations	5,394,228	1,579,428	18,580,557	7,327,670
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(442,133)	—	(304,273)
Class B	—	(3,553,871)	—	(1,378,985)
Class C	—	(366,846)	—	(139,848)
Class Q	—	(656)	—	(2,643)
Net realized gains:
Class A	—	—	—	(280,125)
Class B	—	—	—	(3,836,026)
Class C	—	—	—	(557,469)
Class Q	—	—	—	(3,603)
Total distributions	—	(4,363,506)	—	(6,502,972)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	3,457,898	—	5,249,484
Cost of shares redeemed	(22,678,805)	(69,851,899)	(48,173,076)	(131,418,398)
Net decrease in net assets resulting from capital share transactions	(22,678,805)	(66,394,001)	(48,173,076)	(126,168,914)
Net decrease in net assets	(17,284,577)	(69,178,079)	(29,592,519)	(125,344,216)
NET ASSETS:
Beginning of period	180,242,852	249,420,931	363,965,892	489,310,108
End of period	$162,958,275	$180,242,852	$334,373,373	$363,965,892
Undistributed net investment income at end of period	$2,943,959	$1,372,713	$2,119,514	$586,346

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Principal Protection Fund V		ING Principal Protection Fund VI
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$873,129	$1,924,684	$717,188	$1,844,542
Net realized gain on investments	2,331,627	5,247,979	1,142,151	4,572,364
Net change in unrealized appreciation or depreciation on investments	9,494,094	(3,656,357)	9,205,585	(4,359,199)
Net increase in net assets resulting from operations	12,698,850	3,516,306	11,064,924	2,057,707
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(331,351)	—	(278,750)
Class B	—	(1,692,973)	—	(1,620,295)
Class C	—	(113,799)	—	(116,796)
Net realized gains:
Class A	—	(154,695)	—	—
Class B	—	(1,895,967)	—	—
Class C	—	(183,280)	—	—
Total distributions	—	(4,372,065)	—	(2,015,841)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	3,872,500	—	1,753,765
Cost of shares redeemed	(37,193,934)	(110,827,280)	(35,747,250)	(104,017,977)
Net decrease in net assets resulting from capital share transactions	(37,193,934)	(106,954,780)	(35,747,250)	(102,264,212)
Net decrease in net assets	(24,495,084)	(107,810,539)	(24,682,326)	(102,222,346)
NET ASSETS:
Beginning of period	294,625,190	402,435,729	266,544,592	368,766,938
End of period	$270,130,106	$294,625,190	$241,862,266	$266,544,592
Undistributed net investment income at end of period	$1,571,851	$698,722	$1,330,919	$613,731

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Principal Protection Fund VII		ING Principal Protection Fund VIII
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$144,730	$105,689	$388,069	$1,009,195
Net realized gain on investments	726,739	1,093,566	201,381	1,411,290
Net change in unrealized appreciation or depreciation on investments	4,423,998	(415,096)	3,329,912	(1,918,813)
Net increase in net assets resulting from operations	5,295,467	784,159	3,919,362	501,672
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(112,345)	—	(276,502)
Class B	—	(271,116)	—	(871,171)
Class C	—	(15,429)	—	(104,486)
Net realized gains:
Class A	—	(160,064)	—	—
Class B	—	(1,930,526)	—	—
Class C	—	(275,583)	—	—
Total distributions	—	(2,765,063)	—	(1,252,159)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	2,388,926	—	1,033,852
Cost of shares redeemed	(20,064,327)	(60,550,050)	(13,818,977)	(39,972,547)
Net decrease in net assets resulting from capital share transactions	(20,064,327)	(58,161,124)	(13,818,977)	(38,938,695)
Net decrease in net assets	(14,768,860)	(60,142,028)	(9,899,615)	(39,689,182)
NET ASSETS:
Beginning of period	133,048,231	193,190,259	83,895,160	123,584,342
End of period	$118,279,371	$133,048,231	$73,995,545	$83,895,160
Undistributed net investment income at end of period	$144,730	$—	$716,339	$328,270

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Principal Protection Fund IX		ING Principal Protection Fund X
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$293,264	$828,849	$255,614	$554,321
Net realized gain (loss) on investments	431,734	919,682	(346,856)	911,476
Net change in unrealized appreciation or depreciation on investments	2,402,119	(1,164,339)	2,848,097	(1,307,624)
Net increase in net assets resulting from operations	3,127,117	584,192	2,756,855	158,173
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(141,810)	—	(177,871)
Class B	—	(579,735)	—	(255,442)
Class C	—	(90,167)	—	(31,658)
Net realized gains:
Class A	—	(55,114)	—	(331,309)
Class B	—	(375,522)	—	(1,060,255)
Class C	—	(78,108)	—	(216,574)
Total distributions	—	(1,320,456)	—	(2,073,109)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	1,148,431	—	1,773,725
Cost of shares redeemed	(8,409,172)	(23,397,901)	(6,510,477)	(18,801,946)
Net decrease in net assets resulting from capital share transactions	(8,409,172)	(22,249,470)	(6,510,477)	(17,028,221)
Net decrease in net assets	(5,282,055)	(22,985,734)	(3,753,622)	(18,943,157)
NET ASSETS:
Beginning of period	60,179,743	83,165,477	49,754,449	68,697,606
End of period	$54,897,688	$60,179,743	$46,000,827	$49,754,449
Undistributed net investment income at end of period	$624,330	$331,066	$509,946	$254,332

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Principal Protection Fund XI		ING Principal Protection Fund XII
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$180,081	$427,852	$95,387	$210,762
Net realized gain (loss) on investments	154,467	6,005	45,217	(146,921)
Net change in unrealized appreciation or depreciation on investments	1,456,938	(420,549)	723,448	(238,355)
Net increase (decrease) in net assets resulting from operations	1,791,486	13,308	864,052	(174,514)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(130,773)	—	(66,743)
Class B	—	(214,238)	—	(134,457)
Class C	—	(51,092)	—	(50,434)
Net realized gains:
Class A	—	(8,896)	—	—
Class B	—	(28,496)	—	—
Class C	—	(7,043)	—	—
Total distributions	—	(440,538)	—	(251,634)
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	359,348	—	200,220
Cost of shares redeemed	(5,671,449)	(10,026,730)	(1,996,219)	(6,233,475)
Net decrease in net assets resulting from capital share transactions	(5,671,449)	(9,667,382)	(1,996,219)	(6,033,255)
Net decrease in net assets	(3,879,963)	(10,094,612)	(1,132,167)	(6,459,403)
NET ASSETS:
Beginning of period	34,426,718	44,521,330	16,574,987	23,034,390
End of period	$30,546,755	$34,426,718	$15,442,820	$16,574,987
Undistributed net investment income at end of period	$386,781	$206,700	$171,881	$76,494

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND (UNAUDITED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,					July 5, 2001(1) to May 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.82		9.85		9.95	10.25	9.85	10.00
Income (loss) from investment operations:
Net investment income	$0.13	*†	0.23	*	0.22 *	0.23	0.22	0.11
Net realized and unrealized gain (loss) on investments and futures	$0.49		(0.01)		(0.08)	(0.33)	0.42	(0.22)
Total from investment operations	$0.62		0.22		0.14	(0.10)	0.64	(0.11)
Less distributions from:
Net investment income	$0.19		0.25		0.24	0.20	0.24	0.04
Total distributions	$0.19		0.25		0.24	0.20	0.24	0.04
Net asset value, end of period	$10.25		9.82		9.85	9.95	10.25	9.85
Total Return(2)%	6.43	†	2.22		1.42	(1.01)	6.60	(1.29)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,653		12,043		18,420	28,057	51,385	62,301
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.56		1.63		1.69	1.74	1.75	1.75
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.56		1.63		1.57	1.67	1.78	1.87
Net investment income after expense reimbursement/ recoupment(3)(4)	%2.58†		2.33		2.22	2.03	2.21	1.44
Portfolio turnover rate %	104		12		29	29	47	125
	Class B
	Six Months Ended November 30,		Year Ended May 31,					July 5, 2001(1) to May 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.80		9.83		9.91	10.21	9.81	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*†	0.16	*	0.14	0.14	0.15	0.04
Net realized and unrealized gain (loss) on investments and futures	$0.49		(0.03)		(0.06)	(0.32)	0.41	(0.21)
Total from investment operations	$0.58		0.13		0.08	(0.18)	0.56	(0.17)
Less distributions from:
Net investment income	$0.13		0.16		0.16	0.12	0.16	0.02
Total distributions	$0.13		0.16		0.16	0.12	0.16	0.02
Net asset value, end of period	$10.25		9.80		9.83	9.91	10.21	9.81
Total Return(2)%	6.02	†	1.37		0.79	(1.76)	5.82	(1.78)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$43,697		132,611		178,017	237,539	328,399	345,449
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.31		2.38		2.44	2.49	2.50	2.50
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.31		2.38		2.32	2.42	2.54	2.62
Net investment income after expense reimbursement/ recoupment(3)(4)	%1.86†		1.58		1.48	1.28	1.46	0.69
Portfolio turnover rate %	104		12		29	29	47	125

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years. This expense limitation agreement ceased on October 11, 2006.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (October 12, 2001). Total return from commencement of offering of shares was (1.11)%, (1.70)%, (1.70)% and (0.81)% for Class A, B, C and Q, respectively.

†  Includes one-time settlement income representing $0.04 and $0.05 per share and 0.19% of average net assets for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP EQUITY FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,						July 5, 2001(1) to May 31,
	2006		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.84		9.85		9.92		10.21	9.81	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*†	0.16	*	0.15	*	0.15	0.15	0.05
Net realized and unrealized gain (loss) on investments and futures	$0.51		(0.02)		(0.08)		(0.34)	0.41	(0.22)
Total from investment operations	$0.60		0.14		0.07		(0.19)	0.56	(0.17)
Less distributions from:
Net investment income	$0.11		0.15		0.14		0.10	0.16	0.02
Total distributions	$0.11		0.15		0.14		0.10	0.16	0.02
Net asset value, end of period	$10.33		9.84		9.85		9.92	10.21	9.81
Total Return(2)%	6.13	†	1.39		0.72		(1.83)	5.78	(1.66)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$7,165		13,294		24,476		43,529	85,451	105,908
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.31		2.38		2.44		2.49	2.50	2.30
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.31		2.38		2.32		2.42	2.54	2.62
Net investment income after expense reimbursement/ recoupment(3)(4)	%1.79†		1.58		1.46		1.28	1.45	0.72
Portfolio turnover rate %	104		12		29		29	47	125
	Class Q
	Six Months Ended November 30,		Year Ended May 31,						July 5, 2001(1) to May 31,
	2006		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.89		9.88		9.97		10.27	9.87	10.00
Income (loss) from investment operations:
Net investment income	$0.13	*†	0.23	*	0.22	*	0.24	0.25	0.11
Net realized and unrealized gain (loss) on investments and futures	$0.50		(0.01)		(0.07)		(0.34)	0.40	(0.19)
Total from investment operations	$0.63		0.22		0.15		(0.10)	0.65	(0.08)
Less distributions from:
Net investment income	$0.20		0.21		0.24		0.20	0.25	0.05
Total distributions	$0.20		0.21		0.24		0.20	0.25	0.05
Net asset value, end of period	$10.32		9.89		9.88		9.97	10.27	9.87
Total Return(2)%	6.46	†	2.25		1.53		(1.01)	6.68	(1.13)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$54		89		335		671	1,733	2,434
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.49		1.59		1.69		1.70	1.66	1.60
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.49		1.59		1.57		1.63	1.69	1.72
Net investment income after expense reimbursement/ recoupment(3)(4)	%2.53†		2.34		2.21		2.08	2.30	1.59
Portfolio turnover rate %	104		12		29		29	47	125

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (October 12, 2001). Total return from commencement of offering of shares was (1.11)%, (1.70)%, (1.70)% and (0.81)% for Class A, B, C and Q, respectively.

†  Includes one-time settlement income representing $0.03 per share and 0.19% of average net assets for Classes C and Q.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND II (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,					November 5, 2001(1) to May 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.52		9.65		9.77	10.15	9.83	10.00
Income (loss) from investment operations:
Net investment income	$0.16	*††	0.26	*	0.25 *	0.25	0.23	0.06
Net realized and unrealized gain (loss) on investments	$0.16		(0.09)		(0.10)	(0.43)	0.32	(0.22)
Total from investment operations	$0.32		0.17		0.15	(0.18)	0.55	(0.16)
Less distributions from:
Net investment income	$—		0.30		0.27	0.20	0.23	0.01
Total distributions	$—		0.30		0.27	0.20	0.23	0.01
Net asset value, end of period	$9.84		9.52		9.65	9.77	10.15	9.83
Total Return(2)%	3.36	††	1.74		1.49	(1.74)	5.73	(1.70	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,084		15,940		25,160	37,580	76,897	98,109
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.64		1.62		1.58	1.69	1.75	1.61
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.64		1.62		1.58	1.65	1.78	1.61
Net investment income after expense reimbursement/ recoupment(3)(4)	%3.24††		2.69		2.56	2.26	2.30	1.36
Portfolio turnover rate %	4		25		24	74	60	70
	Class B
	Six Months Ended November 30,		Year Ended May 31,					November 5, 2001(1) to May 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.50		9.63		9.74	10.12	9.80	10.00
Income (loss) from investment operations:
Net investment income	$0.12	*††	0.19	*	0.19	0.16	0.16	0.03
Net realized and unrealized gain (loss) on investments	$0.16		(0.10)		(0.12)	(0.41)	0.32	(0.23)
Total from investment operations	$0.28		0.09		0.07	(0.25)	0.48	(0.20)
Less distributions from:
Net investment income	$—		0.22		0.18	0.13	0.16	0.00	**
Total distributions	$—		0.22		0.18	0.13	0.16	0.00	**
Net asset value, end of period	$9.78		9.50		9.63	9.74	10.12	9.80
Total Return(2)%	2.95	††	0.90		0.76	(2.47)	4.98	(2.00	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$172,595		189,657		249,693	328,221	442,268	465,111
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.39		2.37		2.33	2.44	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.39		2.37		2.33	2.40	2.53	2.36
Net investment income after expense reimbursement/ recoupment(3)(4)	%2.49††		1.94		1.82	1.51	1.55	0.61
Portfolio turnover rate %	4		25		24	74	60	70

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*  Per share data calculated using the average number of shares throughout the period.
**  Amount represents less than $0.005 per share.
†  Represents performance beginning on the first day of the Guarantee Period (February 1, 2002). Total return from commencement of offering of shares was (1.60)%, (1.96)% and (1.97)% for Class A, B and C, respectively.
††  Includes one-time settlement income representing $0.02 per share and 0.23% of average net assets for Classes A and B.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND II (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,						November 5, 2001(1) to May 31,
	2006		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.54		9.65		9.75		10.12	9.80	10.00
Income (loss) from investment operations:
Net investment income	$0.12	*††	0.19	*	0.17	*	0.18	0.15	0.03
Net realized and unrealized gain (loss) on investments	$0.16		(0.10)		(0.10)		(0.43)	0.33	(0.23)
Total from investment operations	$0.28		0.09		0.07		(0.25)	0.48	(0.20)
Less distributions from:
Net investment income	$—		0.20		0.17		0.12	0.16	0.00	**
Total distributions	$—		0.20		0.17		0.12	0.16	0.00	**
Net asset value, end of period	$9.82		9.54		9.65		9.75	10.12	9.80
Total Return(2)%	2.94	††	0.92		0.75		(2.52)	4.99	(2.00	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$20,647		26,092		45,748		71,250	139,961	159,563
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.39		2.37		2.33		2.44	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.39		2.37		2.33		2.40	2.53	2.36
Net investment income after expense reimbursement/ recoupment(3)(4)	%2.50††		1.94		1.81		1.51	1.55	0.69
Portfolio turnover rate %	4		25		24		74	60	70

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  Amount represents less than $0.005 per share.

†  Represents performance beginning on the first day of the Guarantee Period (February 1, 2002). Total return from commencement of offering of shares was (1.60)%, (1.96)% and (1.97)% for Class A, B and C, respectively.

††  Includes one-time settlement income representing $0.03 per share and 0.23% of average net assets for Class C.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,						March 5, 2001(1) to May 31,
	2006	2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.67	9.82		9.90	10.27	10.01		10.00
Income (loss) from investment operations:
Net investment income	$0.12	0.24	*	0.24 *	0.25	0.21		0.01
Net realized and unrealized gain (loss) on investments	$0.23	(0.11)		(0.06)	(0.42)	0.22		0.00	**
Total from investment operations	$0.35	0.13		0.18	(0.17)	0.43		0.01
Less distributions from:
Net investment income	$—	0.28		0.26	0.20	0.17		—
Total distributions	$—	0.28		0.26	0.20	0.17		—
Net asset value, end of period	$10.02	9.67		9.82	9.90	10.27		10.01
Total Return(2)%	3.62	1.35		1.83	(1.63)	4.35	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$13,228	12,955		19,005	29,113	49,652		57,749
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)	%1.65	1.65		1.59	1.68	1.75		0.97
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.65	1.65		1.59	1.66	1.77		0.97
Net investment income after expense reimbursement/ recoupment(3)(4)	%2.53	2.47		2.44	2.26	2.08		0.85
Portfolio turnover rate	% 5	35		16	27	91		—
	Class B
	Six Months Ended November 30,	Year Ended May 31,						March 5, 2001(1) to May 31,
	2006	2006		2005	2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.65	9.79		9.86	10.23	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.17	*	0.18	0.16	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$0.22	(0.11)		(0.07)	(0.40)	0.22		0.00	**
Total from investment operations	$0.31	0.06		0.11	(0.24)	0.35		0.00	**
Less distributions from:
Net investment income	$—	0.20		0.18	0.13	0.12		—
Total distributions	$—	0.20		0.18	0.13	0.12		—
Net asset value, end of period	$9.96	9.65		9.79	9.86	10.23		10.00
Total Return(2)%	3.21	0.61		1.12	(2.38)	3.51	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$136,973	151,765		203,705	261,098	335,942		347,788
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)	%2.40	2.40		2.34	2.43	2.50		1.72
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.40	2.40		2.34	2.41	2.52		1.72
Net investment income after expense reimbursement/ recoupment(3)(4)	%1.78	1.72		1.69	1.51	1.33		0.07
Portfolio turnover rate	% 5	35		16	27	91		—

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.
*    Per share data calculated using the average number of shares throughout the period.
**    Amount represents less than $0.005 per share.
***  As of May 31, 2002, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.10%, 0.00% and 0.00% for Class A, B and C, respectively.
†    Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35%, 3.51% and 3.51% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

	Class C
	Six Months Ended November 30,		Year Ended May 31,							March 5, 2001(1) to May 31,
	2006		2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of period	$9.69		9.81		9.88		10.23	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.17	*	0.17	*	0.19	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$0.23		(0.11)		(0.07)		(0.43)	0.22		0.00	**
Total from investment operations	$0.32		0.06		0.10		(0.24)	0.35		0.00	**
Less distributions from:
Net investment income	$—		0.18		0.17		0.11	0.12		—
Total distributions	$—		0.18		0.17		0.11	0.12		—
Net asset value, end of period	$10.01		9.69		9.81		9.88	10.23		10.00
Total Return(2)%	3.30		0.63		1.04		(2.37)	3.51	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,757		15,523		26,637		43,018	81,800		90,826
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.40		2.40		2.34		2.43	2.50		1.72
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.40		2.40		2.34		2.41	2.52		1.72
Net investment income after expense reimbursement/ recoupment(3)(4)	%1.77		1.71		1.69		1.51	1.33		0.06
Portfolio turnover rate %	5		35		16		27	91		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*    Per share data calculated using the average number of shares throughout the period.

**    Amount represents less than $0.005 per share.

***  As of May 31, 2002, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.10%, 0.00% and 0.00% for Class A, B and C, respectively.

†    Represents performance beginning on the first day of the Guarantee Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35%, 3.51% and 3.51% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Six Months Ended November 30,		Year Ended May 31,			July 1, 2002(1) to May 31,	Six Months Ended November 30,		Year Ended May 31,			July 1, 2002(1) to May 31,
	2006		2006	2005	2004	2003	2006		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.46		10.47	10.39	10.52	10.00	10.43		10.44	10.35	10.47	10.00
Income (loss) from investment operations:
Net investment income	$0.09	†	0.12	0.13	0.12	0.09	0.05	†	0.04	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	$0.53		0.12	0.15	(0.08)	0.47	0.53		0.11	0.16	(0.07)	0.46
Total from investment operations	$0.62		0.24	0.28	0.04	0.56	0.58		0.15	0.21	(0.03)	0.49
Less distributions from:
Net investment income	$—		0.13	0.13	0.14	0.03	—		0.04	0.05	0.06	0.01
Net realized gains on investments	$—		0.12	0.07	0.03	0.01	—		0.12	0.07	0.03	0.01
Total distributions	$—		0.25	0.20	0.17	0.04	—		0.16	0.12	0.09	0.02
Net asset value, end of period	$11.08		10.46	10.47	10.39	10.52	11.01		10.43	10.44	10.35	10.47
Total Return(2)%	5.93	†	2.22	2.79	0.36	5.50 **	5.56	†	1.41	2.04	(0.29)	4.89 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,344		19,418	30,711	52,094	89,558	282,901		305,370	394,210	487,343	603,649
Ratios to average net assets:
Expenses(3)%	1.63		1.63	1.58	1.65	1.61	2.38		2.38	2.33	2.40	2.36
Net investment income(3)%	1.57	†	1.08	1.22	1.08	1.12	0.84	†	0.33	0.49	0.33	0.36
Portfolio turnover rate %	19		60	70	75	31	19		60	70	75	31
	Class C						Class Q
	Six Months Ended November 30,		Year Ended May 31,			July 1, 2002(1) to May 31,	Six Months Ended November 30,		Year Ended May 31,			July 1, 2002(1) to May 31,
	2006		2006	2005	2004	2003	2006		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$10.47		10.46	10.36	10.47	10.00	10.50		10.47	10.40	10.52	10.00
Income (loss) from investment operations:
Net investment income	$0.06	†	0.05	0.06	0.05	0.03	0.09	†	0.12 *	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	$0.52		0.11	0.14	(0.09)	0.46	0.54		0.12	0.15	(0.07)	0.46
Total from investment operations	$0.58		0.16	0.20	(0.04)	0.49	0.63		0.24	0.28	0.06	0.56
Less distributions from:
Net investment income	$—		0.03	0.03	0.04	0.01	—		0.09	0.14	0.15	0.03
Net realized gains on investments	$—		0.12	0.07	0.03	0.01	—		0.12	0.07	0.03	0.01
Total distributions	$—		0.15	0.10	0.07	0.02	—		0.21	0.21	0.18	0.04
Net asset value, end of period	$11.05		10.47	10.46	10.36	10.47	11.13		10.50	10.47	10.40	10.52
Total Return(2)%	5.54	†	1.48	2.00	(0.37)	4.90 **	6.00	†	2.21	2.75	0.58	5.54 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$32,776		38,846	63,431	98,026	183,228	352		332	958	950	1,473
Ratios to average net assets:
Expenses(3)%	2.38		2.38	2.33	2.40	2.36	1.59		1.60	1.58	1.59	1.49
Net investment income(3)%	0.85	†	0.33	0.47	0.33	0.36	1.62	†	1.08	1.23	1.14	1.24
Portfolio turnover rate %	19		60	70	75	31	19		60	70	75	31

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 5.61%, 4.89%, 4.90% and 5.64% for Class A, B, C and Q, respectively.

†  Includes one-time settlement income representing $0.02, $0.02, $0.03 and $0.02 per share and 0.22% of average net assets for Class A, Class B, Class C and Class Q, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Six Months Ended November 30,	Year Ended May 31,				November 1, 2002(1) to May 31,	Six Months Ended November 30,	Year Ended May 31,			November 1, 2002(1) to May 31,
	2006	2006	2005		2004	2003	2006	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.86	9.91	10.11		10.41	10.00	9.85	9.89	10.09	10.38	10.00
Income (loss) from investment operations:
Net investment income	$0.07	0.14	0.13	*	0.13	0.05	0.03	0.06	0.06	0.05	0.01
Net realized and unrealized gain (loss) on investments	$0.43	0.01	0.16		(0.22)	0.36	0.43	0.02	0.15	(0.21)	0.37
Total from investment operations	$0.50	0.15	0.29		(0.09)	0.41	0.46	0.08	0.21	(0.16)	0.38
Less distributions from:
Net investment income	$—	0.14	0.14		0.14	—	—	0.06	0.06	0.06	—
Net realized gains on investments	$—	0.06	0.35		0.07	—	—	0.06	0.35	0.07	—
Total distributions	$—	0.20	0.49		0.21	—	—	0.12	0.41	0.13	—
Net asset value, end of period	$10.36	9.86	9.91		10.11	10.41	10.31	9.85	9.89	10.09	10.38
Total Return(2)%	5.07	1.53	2.89		(0.89)	4.10 **	4.67	0.82	2.10	(1.54)	3.90 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$19,997	20,694	30,203		42,889	74,905	231,956	252,730	335,117	405,311	496,076
Ratios to average net assets:
Expenses(3)%	1.63	1.63	1.59		1.67	1.56	2.38	2.38	2.34	2.42	2.31
Net investment income(3)%	1.32	1.24	1.34		1.22	1.00	0.57	0.49	0.59	0.47	0.25
Portfolio turnover rate %	25	60	80		53	12	25	60	80	53	12

	Class C
	Six Months Ended November 30,		Year Ended May 31,					November 1, 2002(1) to May 31,
	2006		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.91		10.10		10.38	10.00
Income (loss) from investment operations:
Net investment income	$0.03	*	0.05	*	0.06	*	0.06	0.01
Net realized and unrealized gain (loss) on investments	$0.43		0.02		0.15		(0.22)	0.37
Total from investment operations	$0.46		0.07		0.21		(0.16)	0.38
Less distributions from:
Net investment income	$—		0.04		0.05		0.05	—
Net realized gains on investments	$—		0.06		0.35		0.07	—
Total distributions	$—		0.10		0.40		0.12	—
Net asset value, end of period	$10.34		9.88		9.91		10.10	10.38
Total Return(2)%	4.66		0.74		2.02		(1.52)	3.90 **
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,177		21,201		37,116		60,980	106,754
Ratios to average net assets:
Expenses(3)%	2.38		2.38		2.34		2.42	2.31
Net investment income(3)%	0.57		0.49		0.59		0.47	0.25
Portfolio turnover rate %	25		60		80		53	12

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 4.10%, 3.80% and 3.80% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Six Months Ended November 30,	Year Ended May 31,				February 3, 2003(1) to May 31,	Six Months Ended November 30,	Year Ended May 31,			February 3, 2003(1) to May 31,
	2006	2006	2005		2004	2003	2006	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.85	9.87	10.08		10.31	10.00	9.83	9.85	10.06	10.30	10.00
Income (loss) from investment operations:
Net investment income	$0.07	0.14	0.13	*	0.13	0.01	0.03	0.06	0.06	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$0.41	(0.02)	0.14		(0.23)	0.30	0.42	(0.02)	0.12	(0.22)	0.30
Total from investment operations	$0.48	0.12	0.27		(0.10)	0.31	0.45	0.04	0.18	(0.17)	0.30
Less distributions from:
Net investment income	$—	0.14	0.15		0.10	—	—	0.06	0.06	0.04	—
Net realized gains on investments	$—	—	0.33		0.03	—	—	—	0.33	0.03	—
Total distributions	$—	0.14	0.48		0.13	—	—	0.06	0.39	0.07	—
Net asset value, end of period	$10.33	9.85	9.87		10.08	10.31	10.28	9.83	9.85	10.06	10.30
Total Return(2)%	4.87	1.18	2.72	***	(1.01)	3.10 †	4.58	0.40	1.85	(1.70)	3.10	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,613	15,634	24,971		43,443	63,460	209,450	229,092	304,303	372,323	444,549
Ratios to average net assets:
Expenses(3)%	1.68	1.66	1.62		1.67	1.41	2.43	2.41	2.37	2.42	2.16
Net investment income (loss)(3)%	1.27	1.28	1.33		1.19	0.59	0.52	0.53	0.59	0.44	(0.16)
Portfolio turnover rate %	31	42	100		44	3	31	42	100	44	3

	Class C
	Six Months Ended November 30,		Year Ended May 31,					February 3, 2003(1) to May 31,
	2006		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.87		10.06		10.30	10.00
Income (loss) from investment operations:
Net investment income	$0.03	*	0.05	*	0.06	*	0.05	0.00	**
Net realized and unrealized gain (loss) on investments	$0.41		(0.00	)**	0.12		(0.22)	0.30
Total from investment operations	$0.44		0.05		0.18		(0.17)	0.30
Less distributions from:
Net investment income	$—		0.04		0.04		0.04	—
Net realized gains on investments	$—		—		0.33		0.03	—
Total distributions	$—		0.04		0.37		0.07	—
Net asset value, end of period	$10.32		9.88		9.87		10.06	10.30
Total Return(2)%	4.45		0.50		1.85		(1.72)	3.00	†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,800		21,819		39,288		65,269	102,047
Ratios to average net assets:
Expenses(3)%	2.43		2.41		2.37		2.42	2.19
Net investment income (loss)(3)%	0.52		0.53		0.58		0.44	(0.13)
Portfolio turnover rate %	31		42		100		44	3

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using the average number of shares throughout the period.

**  Amount represents less than $0.005 per share.

***  In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which did not have an impact on total return.

†  Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.10%, 3.00% and 3.00% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,					May 1, 2003(1) to May 31,
	2006	2006	2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.71	9.85	9.88		10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.05	0.08	0.12	*	0.13		0.00	**
Net realized and unrealized gain (loss) on investments	$0.42	0.02	0.16		(0.08)		0.00	**
Total from investment operations	$0.47	0.10	0.28		0.05		0.00	**
Less distributions from:
Net investment income	$—	0.10	0.16		0.17		—
Net realized gains on investments	$—	0.14	0.15		—		—
Total distributions	$—	0.24	0.31		0.17		—
Net asset value, end of period	$10.18	9.71	9.85		9.88		10.00
Total Return(2)%	4.84	1.06	2.82		0.52	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,728	7,736	13,942		21,805		11,028
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)	%1.75	1.75	1.46		0.99		0.88
Gross expenses prior to expense reimbursement/recoupment(3)%	1.65	1.62	1.59		1.72		0.88
Net investment income (loss) after expense reimbursement/recoupment(3)(4)	%0.94	0.76	1.23		1.51		0.09
Portfolio turnover rate	% 22	58	49		91		—

	Class B
	Six Months Ended November 30,	Year Ended May 31,				May 1, 2003(1) to May 31,
	2006	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	9.77	9.90		9.93	10.00	10.00
Income (loss) from investment operations:
Net investment income	0.01	0.00	**	0.05	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	0.42	0.03		0.15	(0.09)	0.00	**
Total from investment operations	0.43	0.03		0.20	(0.02)	0.00	**
Less distributions from:
Net investment income	—	0.02		0.08	0.05	—
Net realized gains on investments	—	0.14		0.15		—
Total distributions	—	0.16		0.23	0.05	—
Net asset value, end of period	10.20	9.77		9.90	9.93	10.00
Total Return(2)	4.40	0.34		2.05	(0.21)†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	102,387	113,102		155,148	182,112	92,014
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)	2.50	2.50		2.21	1.74	1.60
Gross expenses prior to expense reimbursement/recoupment(3)	2.40	2.37		2.34	2.47	1.60
Net investment income (loss) after expense reimbursement/recoupment(3)(4)	0.19	0.01		0.48	0.76	(0.63)
Portfolio turnover rate	22	58		49	91	—

	Class C
	Six Months Ended November 30,	Year Ended May 31,				May 1, 2003(1) to May 31,
	2006	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.77	9.89	9.90		10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.01	0.01	0.04	*	0.07	0.00	**
Net realized and unrealized gain (loss) on investments	$0.42	0.02	0.16		(0.09)	0.00	**
Total from investment operations	$0.43	0.03	0.20		(0.02)	0.00	**
Less distributions from:
Net investment income	$—	0.01	0.06		0.08	—
Net realized gains on investments	$—	0.14	0.15		—
Total distributions	$—	0.15	0.21		0.08	—
Net asset value, end of period	$10.20	9.77	9.89		9.90	10.00
Total Return(2)%	4.40	0.31	2.04		(0.24)†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$9,164	12,210	24,100		44,390	19,903
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.50	2.50	2.21		1.74	1.60
Gross expenses prior to expense reimbursement/recoupment(3)%	2.40	2.37	2.34		2.47	1.60
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)	%0.19	0.01	0.49		0.76	(0.64)
Portfolio turnover rate %	22	58	49		91	—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  Amount represents less than $0.005 per share.

***  As of May 31, 2003, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.

†  Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69%, (0.02)% and (0.05)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Six Months Ended November 30,	Year Ended May 31,		October 1, 2003(1) to May 31,	Six Months Ended November 30,	Year Ended May 31,		October 1, 2003(1) to May 31,
	2006	2006	2005	2004	2006	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.84	9.94	9.95	10.00	9.83	9.93	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.08 *	0.17	0.18	0.06	0.05 *	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	$0.47	(0.07)	0.11	(0.10)	0.47	(0.09)	0.13	(0.10)
Total from investment operations	$0.55	0.10	0.29	(0.04)	0.52	0.01	0.23	(0.08)
Less distributions from:
Net investment income	$—	0.20	0.18	0.01	—	0.11	0.09	0.01
Net realized gains on investments	$—	—	0.12	—	—	—	0.12	—
Total distributions	$—	0.20	0.30	0.01	—	0.11	0.21	0.01
Net asset value, end of period	$10.39	9.84	9.94	9.95	10.35	9.83	9.93	9.91
Total Return(2)%	5.59	0.97	2.99	(0.45)**	5.29	0.13	2.34	(0.85)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$8,130	9,965	16,375	22,336	58,765	64,586	87,326	105,448
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)	%1.47	1.48	1.44	1.51	2.22	2.23	2.19	2.12†
Gross expenses prior to expense reimbursement(3)%	1.47	1.48	1.44	1.54	2.22	2.23	2.19	2.29
Net investment income after expense reimbursement(3)(4)	%1.66	1.62	1.68	0.96	0.91	0.87	0.93	0.39†
Portfolio turnover rate	% 24	57	77	42	24	57	77	42

	Class C
	Six Months Ended November 30,		Year Ended May 31,			October 1, 2003(1) to May 31,
	2006		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.87		9.93		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.09	*	0.10	0.02
Net realized and unrealized gain (loss) on investments	$0.46		(0.07)		0.12	(0.10)
Total from investment operations	$0.51		0.02		0.22	(0.08)
Less distributions from:
Net investment income	$—		0.08		0.08	0.01
Net realized gains on investments	$—		—		0.12	—
Total distributions	$—		0.08		0.20	0.01
Net asset value, end of period	$10.38		9.87		9.93	9.91
Total Return(2)%	5.17		0.18		2.29	(0.85	)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$7,101		9,345		19,883	33,289
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.22		2.23		2.19	2.12	†
Gross expenses prior to expense reimbursement(3)%	2.22		2.23		2.19	2.29
Net investment income after expense reimbursement(3)(4)%	0.90		0.87		0.92	0.39	†
Portfolio turnover rate %	24		57		77	42

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

†  ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Classes B and C from October 1, 2003 through December 23, 2003.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)%, (0.85)% and (0.85)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
	Six Months Ended November 30,	Year Ended May 31,			February 2, 2004(1) to May 31,	Six Months Ended November 30,	Year Ended May 31,		February 2, 2004(1) to May 31,
	2006	2006		2005	2004	2006	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.95	10.08		9.92	10.00	9.93	10.06	9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.18	*	0.18	0.02	0.05 *	0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	$0.52	(0.05)		0.16	(0.10)	0.52	(0.07)	0.17	(0.10)
Total from investment operations	$0.61	0.13		0.34	(0.08)	0.57	0.05	0.26	(0.09)
Less distributions from:
Net investment income	$—	0.19		0.15	—	—	0.11	0.08	—
Net realized gain on investments	$—	0.07		0.03	—	—	0.07	0.03	—
Total distributions	$—	0.26		0.18	—	—	0.18	0.11	—
Net asset value, end of period	$10.56	9.95		10.08	9.92	10.50	9.93	10.06	9.91
Total Return(2)%	6.13	1.25		3.43	(0.80)†	5.74	0.51	2.68	(0.90)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,357	6,311		10,035	20,081	44,194	47,196	58,077	66,636
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)	%1.53	1.51		1.68	1.30	2.28	2.26	2.43	1.74**
Gross expenses prior to expense reimbursement(3)%	1.53	1.51		1.62	1.56	2.28	2.26	2.37	2.36
Net investment income after expense reimbursement(3)(4)	%1.70	1.81		1.56	0.77	0.96	1.06	0.82	0.37**
Portfolio turnover rate	% 21	76		67	4	21	76	67	4

	Class C
	Six Months Ended November 30,		Year Ended May 31,			February 2, 2004(1) to May 31,
	2006		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.97		10.06		9.91	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.11	*	0.09	0.01
Net realized and unrealized gain (loss) on investments	$0.52		(0.05)		0.17	(0.10)
Total from investment operations	$0.57		0.06		0.26	(0.09)
Less distributions from:
Net investment income	$—		0.08		0.08	—
Net realized gain on investments	$—		0.07		0.03	—
Total distributions	$—		0.15		0.11	—
Net asset value, end of period	$10.54		9.97		10.06	9.91
Total Return(2)%	5.72		0.64		2.64	(0.90	)†
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,347		6,673		15,054	21,753
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.28		2.26		2.43	1.74	**
Gross expenses prior to expense reimbursement(3)%	2.28		2.26		2.37	2.36
Net investment income after expense reimbursement(3)(4)%	0.95		1.06		0.81	0.37	**
Portfolio turnover rate %	21		76		67	4

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B and Class C of Principal Protection IX from February 2, 2004 through April 22, 2004.

†  Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)%, (0.60)% and (0.60)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A						Class B
	Six Months Ended November 30,	Year Ended May 31,			May 3, 2004(1) to May 31,		Six Months Ended November 30,	Year Ended May 31,			May 3, 2004(1) to May 31,
	2006	2006	2005		2004		2006	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.89	10.25	10.00		10.00		9.86	10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.09 *	0.17	0.10		0.00	**	0.05 *	0.09	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$0.55	(0.09)	0.26		0.00	**	0.55	(0.09)	0.26		0.00	**
Total from investment operations	$0.64	0.08	0.36		0.00	**	0.60	0.00	0.30		0.00	**
Less distributions from:
Net investment income	$—	0.15	0.07		—		—	0.07	0.04		—
Net realized gains on investments	$—	0.29	0.04		—		—	0.29	0.04		—
Total distributions	$—	0.44	0.11		—		—	0.36	0.08		—
Net asset value, end of period	$10.53	9.89	10.25		10.00		10.46	9.86	10.22		10.00
Total Return(2)%	6.47	0.72	3.62	†	—	***	6.09	(0.08)	3.00	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$7,257	8,986	14,204		5,047		33,170	34,312	42,237		12,477
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)	%1.52	1.51	1.69		0.93		2.27	2.26	2.32		1.68
Gross expenses prior to expense reimbursement/recoupment(3)	%1.52	1.51	1.68		2.27		2.27	2.26	2.43		3.02
Net investment income (loss) after expense reimbursement/recoupment(3)(4)	%1.69	1.54	1.08		(0.01)		0.96	0.79	0.43		(0.75)
Portfolio turnover rate	% 70	57	78		—		70	57	78		—

	Class C
	Six Months Ended November 30,		Year Ended May 31,			May 3, 2004(1) to May 31,
	2006		2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.89		10.22	10.00		10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.08 *	0.04		0.00	**
Net realized and unrealized gain (loss) on investments	$0.55		(0.08)	0.26		0.00	**
Total from investment operations	$0.60		0.00	0.30		0.00	**
Less distributions from:
Net investment income	$—		0.04	0.04		—
Net realized gains on investments	$—		0.29	0.04		—
Total distributions	$—		0.33	0.08		—
Net asset value, end of period	$10.49		9.89	10.22		10.00
Total Return(2)%	6.07		(0.07)	3.02	†	—	***
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,573		6,456	12,256		1,825
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.27		2.26	2.32		1.68
Gross expenses prior to expense reimbursement(3)%	2.27		2.26	2.43		3.02
Net investment income (loss) after expense reimbursement(3)(4)%	0.95		0.79	0.43		(0.77)
Portfolio turnover rate %	70		57	78		—

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  Amount represents less than $0.005 per share.

***  As of May 31, 2004, the Fund was in its Offering Period. Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.

†  Represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total return for the year ended May 31, 2005 was 3.62%, 3.00% and 3.02% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XI (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
	Six Months Ended November 30, 2006		Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005		Six Months Ended November 30, 2006		Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.88		9.99	10.00		9.84		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.18	0.08		0.05	*	0.10	0.03
Net realized and unrealized gain (loss) on investments	$0.52		(0.12)	(0.04)		0.52		(0.13)	(0.04)
Total from investment operations	$0.61		0.06	0.04		0.57		(0.03)	(0.01)
Less distributions from:
Net investment income	$—		0.16	0.05		—		0.08	0.03
Net realized gains on investments	$—		0.01	—		—		0.01	—
Total distributions	$—		0.17	—		—		0.09	—
Net asset value, end of period	$10.49		9.88	9.99		10.41		9.84	9.96
Total Return(2)	$6.17		0.62	(0.09	)**	5.79		(0.27)	(0.36)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,628		6,783	8,999		21,544		22,907	28,380
Ratios to average net assets:
Expenses(3)%	1.56		1.59	1.75		2.31		2.34	2.50
Net investment income(3)%	1.71		1.66	1.19		0.97		0.91	0.43
Portfolio turnover rate %	23		29	28		23		29	28

	Class C
	Six Months Ended November 30, 2006		Year Ended May 31, 2006	August 16, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.85		9.96	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.11	0.03
Net realized and unrealized gain (loss) on investments	$0.52		(0.13)	(0.04)
Total from investment operations	$0.57		(0.02)	(0.01)
Less distributions from:
Net investment income	$—		0.08	0.03
Net realized gains on investments	$—		0.01	—
Total distributions	$—		0.09	—
Net asset value, end of period	$10.42		9.85	9.96
Total Return(2)	$5.79		(0.20)	(0.36)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,375		4,737	7,143
Ratios to average net assets:
Expenses(3)%	2.31		2.34	2.50
Net investment income(3)%	0.97		0.91	0.46
Portfolio turnover rate %	23		29	28

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total return from commencement of offering of shares was 0.27%, (0.11)% and (0.08)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND XII (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B
	Six Months Ended November 30, 2006		Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005		Six Months Ended November 30, 2006		Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.78		10.01	10.00		9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.16 *	0.05		0.05	*	0.09	0.02
Net realized and unrealized loss on investments	$0.50		(0.21)	(0.04)		0.49		(0.20)	(0.05)
Total from investment operations	$0.59		(0.05)	0.01		0.54		(0.11)	(0.03)
Less distributions from:
Net investment income	$—		0.18	—		—		0.11	—
Total distributions	$—		0.18	—		—		0.11
Net asset value, end of period	$10.37		9.78	10.01		10.29		9.75	9.97
Total Return(2)%	6.03		(0.51)	0.00	**	5.54		(1.11)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,428		3,051	4,734		10,757		10,748	12,974
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.70		1.75	1.68		2.45		2.50	2.43
Gross expenses prior to expense reimbursement(3)%	1.70		1.92	1.68		2.45		2.67	2.43
Net investment income after expense reimbursement(3)(4)%	1.82		1.63	1.26		1.07		0.89	0.49
Portfolio turnover rate %	16		97	14		16		97	14

	Class C
	Six Months Ended November 30, 2006		Year Ended May 31, 2006	November 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$9.75		9.97	10.00
Income (loss) from investment operations:
Net investment income	$0.05	*	0.09 *	0.02
Net realized and unrealized loss on investments	$0.50		(0.20)	(0.05)
Total from investment operations	$0.55		(0.11)	(0.03)
Less distributions from:
Net investment income	$—		0.11	—
Total distributions	$—		0.11
Net asset value, end of period	$10.30		9.75	9.97
Total Return(2)%	5.64		(1.16)	(0.30)**
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,258		2,775	5,327
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.45		2.50	2.43
Gross expenses prior to expense reimbursement(3)%	2.45		2.67	2.43
Net investment income after expense reimbursement(3)(4)%	1.07		0.89	0.52
Portfolio turnover rate %	16		97	14

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*  Per share data calculated using the average number of shares throughout the period.

**  Represents performance beginning on the first day of the Guarantee Period (February 16, 2005). Total return from commencement of offering of shares was 0.10%, (0.30)% and (0.30)% for Class A, B and C, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Principal Protection Funds ("PPFs") and ING Index Plus LargeCap Equity Fund ("Index Plus LargeCap Equity") are part of the ING Equity Trust ("IET"), which is an open-end investment management company registered under the 1940 Act.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-five separate funds. Twelve of the Funds included in this report are: ING Index Plus LargeCap Equity Fund ("Index Plus LargeCap Equity" formerly ING Principal Protection Fund), ING Principal Protection Fund II ("Principal Protection II" or "PPF II"), ING Principal Protection Fund III ("Principal Protection III" or "PPF III"), ING Principal Protection Fund IV ("Principal Protection IV" or "PPF IV"), ING Principal Protection Fund V ("Principal Protection V" or "PPF V"), ING Principal Protection Fund VI ("Principal Protection VI" or "PPF VI"), ING Principal Protection Fund VII ("Principal Protection VII" or "PPF VII"), ING Principal Protection Fund VIII ("Principal Protection VIII" or "PPF VIII"), ING Principal Protection Fund IX ("Principal Protection IX" or "PPF IX"), ING Principal Protection Fund X ("Principal Protection X" or "PPF X"), ING Principal Protection Fund XI ("Principal Protection XI" or "PPF XI"), and ING Principal Protection Fund XII ("Principal Protection XII" or "PPF XII"), (each a "Fund"; collectively the "Funds").

Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.

The following table presents the time periods for each PPF's three phases:

	Offering Period	Guarantee Period	Commencement of Index Plus LargeCap Equity
PPF II	11/05/01 — 01/31/02	02/01/02 — 01/31/07	02/01/07
PPF III	03/01/02 — 05/30/02*	06/06/02 — 06/05/07	06/06/07
PPF IV	07/01/02 — 09/30/02*	10/08/02 — 10/08/07	10/09/07
PPF V	11/01/02 — 01/15/03*	01/23/03 — 01/22/08	01/23/08
PPF VI	02/03/03 — 04/15/03*	04/24/03 — 04/23/08	04/24/08
PPF VII	05/01/03 — 06/24/03*	06/30/03 — 06/26/08	06/27/08
PPF VIII	10/01/03 — 12/15/03*	12/23/03 — 12/22/08	12/23/08
PPF IX	02/02/04 — 04/15/04*	04/22/04 — 04/21/09	04/22/09
PPF X	05/03/04 — 08/09/04*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05*	02/16/05 — 02/16/10	02/17/10

* A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Funds pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Effective October 12, 2006, the maximum Class A sales charge for Index Plus LargeCap Equity has been reduced to 3.00%. Return calculations with a starting date prior to October 12, 2006 are based on a 5.75% sales charge, while returns with a starting date on or after October 12, 2006 are based on a 3.00% sales charge.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. For the six months ended November 30, 2006, the Funds did not enter into foreign currency exchange transactions.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.

H.  Guarantee Fees. Each PPF's Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation ("MBIA"), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA Insurance Corporation ("MBIA"), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPFs' pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust.

Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF's Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions. Further information about MBIA and its parent company MBIA, Inc. can be found on its website at www.mbia.com.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$130,185,542	$108,492,760
PPF II	7,758,637	14,925,685
PPF III	8,124,000	13,417,708
PPF IV	54,582,157	82,962,188
PPF V	42,339,030	27,049,221
PPF VI	25,641,397	43,237,439
PPF VII	11,920,396	15,895,892
PPF VIII	8,474,196	8,454,464
PPF IX	7,016,732	6,712,102
PPF X	29,515,631	7,935,812
PPF XI	3,817,413	4,016,122
PPF XII	1,869,733	2,021,262

U.S. government securities not included above were as follows:

	Purchases	Sales
Index Plus LargeCap Equity	$—	$121,972,238
PPF II	—	28,188,494
PPF III	—	19,316,787
PPF IV	9,429,000	38,373,956
PPF V	27,049,221	67,245,889
PPF VI	51,686,377	71,634,574
PPF VII	15,882,015	32,040,677
PPF VIII	10,196,051	24,250,200
PPF IX	5,085,762	14,158,999
PPF X	3,611,708	32,418,455
PPF XI	3,536,276	9,205,877
PPF XII	626,903	2,546,529

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments, LLC ("ING Investments" or "Investment Adviser"). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. For PPF II — PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF VIII — PPF XII, the maximum fee is 0.80% on the Equity Component and 0.55% on both the Fixed Component and Exchange Traded Fund/Futures Strategy Component of the average daily net assets. The fee for Index Plus LargeCap Equity is 0.45% of its average daily net assets.

ING Investment Management Co. ("ING IM" or "Sub-Adviser") a registered investment adviser, serves as Sub-Adviser to the Funds.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (the "Distributor") are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class Q
Index Plus LargeCap Equity	0.25%	1.00%	1.00%	0.25%
PPF II	0.25%	1.00%	1.00%	N/A
PPF III	0.25%	1.00%	1.00%	N/A
PPF IV	0.25%	1.00%	1.00%	0.25%
PPF V	0.25%	1.00%	1.00%	N/A
PPF VI	0.25%	1.00%	1.00%	N/A
PPF VII	0.25%	1.00%	1.00%	N/A
PPF VIII	0.25%	1.00%	1.00%	N/A
PPF IX	0.25%	1.00%	1.00%	N/A
PPF X	0.25%	1.00%	1.00%	N/A
PPF XI	0.25%	1.00%	1.00%	N/A
PPF XII	0.25%	1.00%	1.00%	N/A

For the six months ended November 30, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
PPF VIII	$1,409	N/A	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Index Plus LargeCap Equity	$14	N/A	N/A
PPF II	2	N/A	N/A
PPF IV	N/A	N/A	$1
PPF V	2	N/A	N/A
PPF VII	588	N/A	N/A
PPF XI	3,006	N/A	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Waivers & Reimbursements	Total
Index Plus LargeCap Equity	$21,355	$4,746	$44,461	$—	$70,562
PPF II	138,447	17,306	164,085	—	319,838
PPF III	108,139	13,517	126,946	—	248,602
PPF IV	221,408	27,676	265,048	—	514,132
PPF V	178,783	22,348	211,066	—	412,197
PPF VI	160,040	20,005	190,984	—	371,029
PPF VII	78,394	9,799	93,787	205	182,185
PPF VIII	40,200	6,147	56,305	—	102,652
PPF IX	30,123	4,520	41,872	—	76,515
PPF X	25,491	3,781	33,312	—	62,584
PPF XI	16,771	2,523	22,287	12,917	54,498
PPF XII	8,281	1,265	11,146	—	20,692

During the year ended May 31, 2005, the Sub-Adviser reimbursed PPF VI $11,250 in connection with loss on an investment transaction.

The Funds have adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2006, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Payable for MBIA Fees
PPF III	$44,607
PPF IV	91,331
PPF V	73,748
PPF VI	66,017
PPF X	12,478
PPF XI	8,327
PPF XII	4,174
Payable for Custody Fees
PPF XI	$6,200
PPF XII	2,216
Payable for Postage Fees
PPF IX	$26,395
PPF XI	7,244
Payable for Transfer Agent Fees
PPF XII	$3,970
Payable for Printing Fees
Index Plus LargeCap Equity	$42,282
PPF IX	23,878
PPF X	12,559
Payable for Audit Fees
PPF XII	$3,326

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class Q
PPF II	1.75%	2.50%	2.50%	N/A
PPF III	1.75%	2.50%	2.50%	N/A
PPF IV	1.75%	2.50%	2.50%	1.75%
PPF V	1.75%	2.50%	2.50%	N/A
PPF VI	1.75%	2.50%	2.50%	N/A
PPF VII(1)	1.75%	2.50%	2.50%	N/A
PPF VIII	1.75%	2.50%	2.50%	N/A
PPF IX	1.75%	2.50%	2.50%	N/A
PPF X	1.75%	2.50%	2.50%	N/A
PPF XI	1.75%	2.50%	2.50%	N/A
PPF XII	1.75%	2.50%	2.50%	N/A

(1) The Expense Limitation Agreement for PPF VII was modified May 1, 2004 into a tier structure based on the percentage of assets in the Equity Component. Under this tier structure, the Investment Adviser will limit expenses to a maximum of 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively, excluding expenses such as interest, taxes, brokerage and extraordinary expenses. The actual expense limitation rates from May 31, 2004 to May 31, 2005 were 1.46%, 2.21% and 2.21% for Classes A, B and C, respectively. The actual expense limitation rates from
May 31, 2005 to May 31, 2006 were 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of November 30, 2006, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2007	2008	2009	Total
PPF VII	$114,876	$22,717	$—	$137,593
PPF XII	—	21,171	13,229	34,400

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended November 30, 2006:

Fund	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap Equity	7	$2,327,143	6.05%
PPF VI	1	530,000	5.52%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

	Class A		Class B
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus LargeCap Equity (Number of Shares)
Dividends reinvested	34,809	31,106	184,494	199,169
Shares redeemed	(807,807)	(673,796)	(9,425,611)	(4,782,935)
Net decrease in shares outstanding	(772,998)	(642,690)	(9,271,114)	(4,583,766)
Index Plus LargeCap Equity ($)
Dividends reinvested	$345,696	$303,285	$1,529,381	$1,943,888
Shares redeemed	(8,035,276)	(6,650,627)	(93,821,307)	(47,005,553)
Net decrease	$(7,689,580)	$(6,347,342)	$(92,291,926)	$(45,061,665)
	Class C		Class Q
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus LargeCap Equity (Number of Shares)
Dividends reinvested	10,191	17,514	159	200
Shares redeemed	(667,250)	(1,151,202)	(3,902)	(25,168)
Net decrease in shares outstanding	(657,059)	(1,133,688)	(3,743)	(24,968)
Index Plus LargeCap Equity ($)
Dividends reinvested	$103,133	$171,639	$1,586	$1,966
Shares redeemed	(6,677,697)	(11,355,140)	(39,109)	(249,744)
Net decrease	$(6,574,564)	$(11,183,501)	$(37,523)	$(247,778)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection II (Number of Shares)
Dividends reinvested	—	51,981	—	388,101	—	47,860
Shares redeemed	(243,032)	(983,030)	(2,319,726)	(6,349,149)	(632,993)	(2,051,427)
Net decrease in shares outstanding	(243,032)	(931,049)	(2,319,726)	(5,961,048)	(632,993)	(2,003,567)
Principal Protection II ($)
Dividends reinvested	$—	$491,739	$—	$3,674,885	$—	$455,147
Shares redeemed	(2,341,124)	(9,440,582)	(22,308,403)	(60,794,351)	(6,123,589)	(19,720,368)
Net decrease	$(2,341,124)	$(8,948,843)	$(22,308,403)	$(57,119,466)	$(6,123,589)	$(19,265,221)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection III (Number of Shares)
Dividends reinvested	—	40,089	—	293,694	—	25,229
Shares redeemed	(19,490)	(636,574)	(1,976,116)	(5,381,274)	(326,356)	(1,138,454)
Net decrease in shares outstanding	(19,490)	(596,485)	(1,976,716)	(5,087,580)	(326,356)	(1,113,225)
Principal Protection III ($)
Dividends reinvested	$—	$386,061	$—	$2,826,711	$—	$244,470
Shares redeemed	(183,436)	(6,219,092)	(19,290,871)	(52,423,016)	(3,204,498)	(11,134,704)
Net decrease	$(183,436)	$(5,833,031)	$(19,290,871)	$(49,596,305)	$(3,204,498)	$(10,890,234)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection IV (Number of Shares)
Dividends reinvested	—	45,876	—	407,834
Shares redeemed	(201,250)	(1,123,796)	(3,580,094)	(8,913,971)
Net decrease in shares outstanding	(201,250)	(1,077,920)	(3,580,094)	(8,506,137)
Principal Protection IV ($)
Dividends reinvested	$—	$479,858	$—	$4,270,017
Shares redeemed	(2,097,380)	(11,831,527)	(38,122,530)	(93,677,960)
Net decrease	$(2,097,380)	$(11,351,669)	$(38,122,530)	$(89,407,943)
	Class C		Class Q
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection IV (Number of Shares)
Dividends reinvested	—	46,942	—	595
Shares redeemed	(744,266)	(2,400,736)	—	(60,464)
Net decrease in shares outstanding	(744,266)	(2,353,794)	—	(59,869)
Principal Protection IV ($)
Dividends reinvested	$—	$493,363	$—	$6,246
Shares redeemed	(7,953,166)	(25,278,434)	—	(630,477)
Net decrease	$(7,953,166)	$(24,785,071)	$—	$(624,231)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection V (Number of Shares)
Dividends reinvested	—	44,717	—	323,489	—	23,373
Shares redeemed	(168,467)	(995,261)	(3,161,867)	(8,546,359)	(388,190)	(1,624,326)
Net decrease in shares outstanding	(168,467)	(950,544)	(3,161,867)	(8,222,870)	(388,190)	(1,600,953)
Principal Protection V ($)
Dividends reinvested	$—	$441,356	$—	$3,199,283	$—	$231,861
Shares redeemed	(1,658,412)	(9,902,918)	(31,653,642)	(84,767,488)	(3,881,880)	(16,156,874)
Net decrease	$(1,658,412)	$(9,461,562)	$(31,653,642)	$(81,568,205)	$(3,881,880)	$(15,925,013)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection VI (Number of Shares)
Dividends reinvested	—	25,571	—	143,057	—	8,842
Shares redeemed	(173,286)	(969,227)	(2,920,669)	(7,743,763)	(484,967)	(1,779,638)
Net decrease in shares outstanding	(173,286)	(943,656)	(2,920,669)	(7,600,706)	(484,967)	(1,770,796)
Principal Protection VI ($)
Dividends reinvested	$—	$252,132	$—	$1,413,830	$—	$87,803
Shares redeemed	(1,732,273)	(9,603,783)	(29,150,455)	(76,565,988)	(4,864,522)	(17,641,534)
Net decrease	$(1,732,273)	$(9,351,651)	$(29,150,455)	$(75,152,158)	$(4,864,522)	$(17,553,731)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection VII (Number of Shares)
Dividends reinvested	—	23,571	—	197,277	—	22,688
Shares redeemed	(135,546)	(642,056)	(1,539,394)	(4,285,829)	(351,408)	(1,208,528)
Net decrease in shares outstanding	(135,546)	(618,485)	(1,539,394)	(4,088,552)	(351,408)	(1,185,840)
Principal Protection VII ($)
Dividends reinvested	$—	$229,345	$—	$1,937,257	$—	$222,324
Shares redeemed	(1,326,577)	(6,302,333)	(15,265,072)	(42,315,808)	(3,472,678)	(11,931,909)
Net decrease	$(1,326,577)	$(6,072,988)	$(15,265,072)	$(40,378,551)	$(3,472,678)	$(11,709,585)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection VIII (Number of Shares)
Dividends reinvested	—	23,085	—	74,009	—	7,188
Shares redeemed	(230,417)	(657,270)	(888,191)	(2,301,769)	(263,017)	(1,062,504)
Net decrease in shares outstanding	(230,417)	(634,185)	(888,191)	(2,227,760)	(263,017)	(1,055,316)
Principal Protection VIII ($)
Dividends reinvested	$—	$228,971	$—	$733,428	$—	$71,453
Shares redeemed	(2,299,883)	(6,539,174)	(8,884,307)	(22,860,333)	(2,634,787)	(10,573,040)
Net decrease	$(2,299,883)	$(6,310,203)	$(8,884,307)	$(22,126,905)	$(2,634,787)	$(10,501,587)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Dividends reinvested	—	18,092	—	85,532	—	11,222
Shares redeemed	(126,926)	(380,083)	(543,243)	(1,108,578)	(162,257)	(838,141)
Net decrease in shares outstanding	(126,926)	(361,991)	(543,243)	(1,023,046)	(162,257)	(826,919)
Principal Protection IX ($)
Dividends reinvested	$—	$180,559	$—	$855,316	$—	$112,556
Shares redeemed	(1,290,291)	(3,829,592)	(5,477,022)	(11,133,148)	(1,641,859)	(8,435,161)
Net decrease	$(1,290,291)	$(3,649,033)	$(5,477,022)	$(10,277,832)	$(1,641,859)	$(8,322,605)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection X (Number of Shares)
Dividends reinvested	—	47,295	—	113,117	—	17,685
Shares redeemed	(219,331)	(524,488)	(307,227)	(766,980)	(121,367)	(564,447)
Net decrease in shares outstanding	(219,331)	(477,193)	(307,227)	(653,863)	(121,367)	(546,762)
Principal Protection X ($)
Dividends reinvested	$—	$470,585	$—	$1,126,641	$—	$176,499
Shares redeemed	(2,210,157)	(5,304,227)	(3,083,381)	(7,756,528)	(1,216,939)	(5,741,191)
Net decrease	$(2,210,157)	$(4,833,642)	$(3,083,381)	$(6,629,887)	$(1,216,939)	$(5,564,692)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection XI (Number of Shares)
Dividends reinvested	—	12,030	—	21,159	—	29,698
Shares redeemed	(245,638)	(225,598)	(256,754)	(543,755)	(60,908)	(2,372,379)
Net decrease in shares outstanding	(245,638)	(213,568)	(256,754)	(522,596)	(60,908)	(2,342,681)
Principal Protection XI ($)
Dividends reinvested	$—	$119,453	$—	$210,197	$—	$—
Shares redeemed	(2,493,197)	(2,250,088)	(2,569,729)	(5,404,263)	(608,523)	(2,342,681)
Net decrease	$(2,493,197)	$(2,130,635)	$(2,569,729)	$(5,194,066)	$(608,523)	$(2,342,681)
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Principal Protection XII (Number of Shares)
Dividends reinvested	—	5,714	—	12,290	—	2,295
Shares redeemed	(77,791)	(166,920)	(57,821)	(210,380)	(65,352)	(251,832)
Net decrease in shares outstanding	(77,791)	(161,206)	(57,821)	(198,090)	(65,352)	(249,537)
Principal Protection XII ($)
Dividends reinvested	$—	$56,393	$—	$121,177	$—	$22,650
Shares redeemed	(777,057)	(1,662,265)	(572,550)	(2,079,467)	(646,612)	(2,491,743)
Net decrease	$(777,057)	$(1,605,872)	$(572,550)	$(1,958,290)	$(646,612)	$(2,469,093)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2006	Year Ended May 31, 2006
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap Equity	$1,981,662	$3,105,000	$—
PPF II	—	6,153,605	—
PPF III	—	4,363,506	—
PPF IV	—	2,031,385	4,471,587
PPF V	—	4,372,065	—
PPF VI	—	2,015,841	—
PPF VII	—	1,582,496	1,182,567
PPF VIII	—	1,252,159	—
PPF IX	—	1,320,304	152
PPF X	—	1,911,672	161,437
PPF XI	—	439,730	808
PPF XII	—	251,634	—

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap Equity	$1,078,559	$—	$5,366,815	$—	$(10,884,772)	2011
PPF II	2,061,895	—	5,580,119	—	(29,360,869)	2011
PPF III	1,377,677	—	6,580,528	—	(16,762,087)	2011
PPF IV	587,410	4,734,459	32,689,383	—	—	—
PPF V	1,947,123	1,622,240	(4,396,411)	—	—	—
PPF VI	1,573,668	—	(4,556,133)	—	—	—
PPF VII	—	—	(3,354,177)	(420,775)	—	—
PPF VIII	410,010	—	(1,837,019)	—	—	—
PPF IX	555,589	162,272	(721,828)	—	—	—
PPF X	424,844	410,391	(986,355)	—	—	—
PPF XI	226,768	81,969	(762,448)	—	—	—
PPF XII	76,494	—	(346,475)	—	$(61,895)	2013
					(92,067)	2014
					$(153,962)

NOTE 12 — LITIGATION

Lawsuits were filed by certain shareholders on behalf of Index Plus LargeCap Equity, Principal Protection II, and Principal Protection IV (the "Funds") against ING Investments, LLC, the Funds' Investment Adviser, ING IM, the Funds' Sub-Adviser, ING Funds Distributors, LLC, the Funds' Distributor and certain of the independent trustees of the Funds (collectively, the "Defendants") that allege, among other things, that the Funds' advisory fees, sub-advisory fees and certain 12b-1 fees are excessive. The claims regarding 12b-1 fees and the claims against the Independent Trustees were dismissed. The Funds were named as nominal defendants in each of these suits. The suits sought recovery by the Funds from the Defendants of any fees found to be excessive.

On July 19, 2006, the United States District Court District of Massachusetts approved the terms of a settlement of the matter. Under the terms of the settlement, ING Investments, LLC and ING IM, Defendants, made an aggregate payment of $1.5 million to the Funds on August 21, 2006 as follows:

Index Plus LargeCap Equity	$241,820
PPF II	502,489
PPF IV	755,691

In addition, under the terms of the settlement, the Defendants have agreed, subject to the approval of the Trustees of the PPFs, to reduce for a period of ten years the advisory fee of the PPFs during the Index Plus LargeCap Period from 0.60% to 0.45% of average daily net assets.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 ("SFAS No. 157"), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2006, the Funds are currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2006, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Index Plus LargeCap Equity
Class A	$0.0971	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0759	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0792	$—	$—	December 19, 2006	December 14, 2006
Class Q	$0.0984	$—	$—	December 19, 2006	December 14, 2006
PPF II
Class A	$0.3264	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.2465	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.2259	$—	$—	December 19, 2006	December 14, 2006
PPF III
Class A	$0.2790	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.1925	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.1774	$—	$—	December 19, 2006	December 14, 2006
PPF IV
Class A	$0.1595	$—	$0.2744	December 19, 2006	December 14, 2006
Class B	$0.0701	$—	$0.2744	December 19, 2006	December 14, 2006
Class C	$0.0557	$—	$0.2744	December 19, 2006	December 14, 2006
Class Q	$0.1690	$—	$0.2744	December 19, 2006	December 14, 2006
PPF V
Class A	$0.1461	$0.0622	$0.1007	December 19, 2006	December 14, 2006
Class B	$0.0595	$0.0622	$0.1007	December 19, 2006	December 14, 2006
Class C	$0.0477	$0.0622	$0.1007	December 19, 2006	December 14, 2006
PPF VI
Class A	$0.1396	$0.0360	$0.0194	December 19, 2006	December 14, 2006
Class B	$0.0590	$0.0360	$0.0194	December 19, 2006	December 14, 2006
Class C	$0.0405	$0.0360	$0.0194	December 19, 2006	December 14, 2006
PPF VII
Class A	$0.0846	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0100	$—	$—	December 19, 2006	December 14, 2006
Class C	$—	$—	$—	December 19, 2006	December 14, 2006
PPF VIII
Class A	$0.1845	$0.0116	$—	December 19, 2006	December 14, 2006
Class B	$0.1032	$0.0116	$—	December 19, 2006	December 14, 2006
Class C	$0.0746	$0.0116	$—	December 19, 2006	December 14, 2006
PPF IX
Class A	$0.2055	$0.0457	$0.0686	December 19, 2006	December 14, 2006
Class B	$0.1245	$0.0457	$0.0686	December 19, 2006	December 14, 2006
Class C	$0.0933	$0.0457	$0.0686	December 19, 2006	December 14, 2006
PPF X
Class A	$0.1939	$0.0393	$0.0945	December 19, 2006	December 14, 2006
Class B	$0.1171	$0.0393	$0.0945	December 19, 2006	December 14, 2006
Class C	$0.1050	$0.0393	$0.0945	December 19, 2006	December 14, 2006

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	PER SHARE AMOUNTS
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
PPF XI
Class A	$0.2049	$0.0069	$0.0281	December 19, 2006	December 14, 2006
Class B	$0.1329	$0.0069	$0.0281	December 19, 2006	December 14, 2006
Class C	$0.1239	$0.0069	$0.0281	December 19, 2006	December 14, 2006
PPF XII
Class A	$0.1958	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.1240	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0890	$—	$—	December 19, 2006	December 14, 2006

Effective, December 15, 2006, Class B shares of Index Plus LargeCap Equity are closed to new investment, except that: (1) Class B shares of Index Plus LargeCap Equity may be purchased through the reinvestment of dividends issued by Class B shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the Fund may acquire Class B shares of the Funds through the exchange of other funds in the ING mutual funds complex.

Effective February 1, 2007, PPF II will change its name to ING Index Plus LargeCap Equity Fund II. Effective February 1, 2007, PPF II will also change its investment objective and principal investment strategies.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH

Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

NOTE 17 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP EQUITY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.8%
		Advertising: 0.5%
2,800		Omnicom Group	$286,048
			286,048
		Aerospace/Defense: 4.1%
3,370		Boeing Co.	298,346
6,000		General Dynamics Corp.	449,040
5,000		Lockheed Martin Corp.	452,250
5,600		Northrop Grumman Corp.	374,808
7,483		Raytheon Co.	381,932
4,600		United Technologies Corp.	296,838
			2,253,214
		Agriculture: 1.3%
8,440		Altria Group, Inc.	710,732
			710,732
		Apparel: 0.6%
6,640	@	Coach, Inc.	286,914
2,150		Jones Apparel Group, Inc.	72,240
			359,154
		Auto Manufacturers: 0.5%
29,430		Ford Motor Co.	239,266
1,400	@	Navistar International Corp.	44,786
			284,052
		Banks: 6.5%
28,071		Bank of America Corp.	1,511,623
3,200		Comerica, Inc.	186,400
9,130		National City Corp.	329,593
800		North Fork Bancorp., Inc.	22,456
10,600		Regions Financial Corp.	388,490
7,380		US Bancorp.	248,263
7,919		Wachovia Corp.	429,131
14,000		Wells Fargo & Co.	493,360
			3,609,316
		Beverages: 2.4%
9,490		Anheuser-Busch Cos., Inc.	450,870
8,170		Coca-Cola Co.	382,601
3,070		Pepsi Bottling Group, Inc.	96,152
6,680		PepsiCo, Inc.	413,960
			1,343,583
		Biotechnology: 0.6%
4,662	@	Amgen, Inc.	331,002
			331,002
		Chemicals: 1.5%
3,850		Dow Chemical Co.	154,039
3,900		EI DuPont de Nemours & Co.	183,027
2,600		Monsanto Co.	124,982
3,530		PPG Industries, Inc.	226,979
2,100		Sherwin-Williams Co.	131,355
			820,382
		Commercial Services: 1.4%
2,600	@	Apollo Group, Inc.	100,854
3,200	@	Convergys Corp.	77,184
5,880		McKesson Corp.	290,472
4,500		Moody's Corp.	312,660
			781,170

Shares			Value
		Computers: 4.4%
21,740	@	Dell, Inc.	$592,198
19,767		Hewlett-Packard Co.	780,006
10,070		International Business Machines Corp.	925,634
1,920	@	Lexmark International, Inc.	132,442
			2,430,280
		Cosmetics/Personal Care: 1.7%
3,000		Estee Lauder Cos., Inc.	123,870
12,811		Procter & Gamble Co.	804,403
			928,273
		Diversified Financial Services: 9.2%
5,130		American Express Co.	301,234
4,400		CIT Group, Inc.	228,844
30,650		Citigroup, Inc.	1,519,934
4,010		Fannie Mae	228,690
3,700		Goldman Sachs Group, Inc.	720,760
24,000		JPMorgan Chase & Co.	1,110,720
3,510		Merrill Lynch & Co., Inc.	306,879
9,240		Morgan Stanley	703,718
			5,120,779
		Electric: 2.7%
22,400	@	AES Corp.	523,488
4,800		Exelon Corp.	291,504
10,800		PG&E Corp.	496,044
3,380		TXU Corp.	193,978
			1,505,014
		Electronics: 0.2%
2,350	@	Waters Corp.	117,594
			117,594
		Environmental Control: 0.6%
9,800		Waste Management, Inc.	358,778
			358,778
		Food: 0.9%
5,300		Campbell Soup Co.	201,771
5,800		General Mills, Inc.	324,510
			526,281
		Forest Products & Paper: 0.2%
2,600		Temple-Inland, Inc.	101,660
			101,660
		Hand/Machine Tools: 0.1%
1,140		Snap-On, Inc.	54,150
			54,150
		Healthcare-Products: 1.8%
11,650		Johnson & Johnson	767,852
4,800		Medtronic, Inc.	250,224
			1,018,076
		Healthcare-Services: 3.6%
8,340		Aetna, Inc.	344,525
3,635	@	Coventry Health Care, Inc.	174,953
3,250	@	Humana, Inc.	175,825
2,450	@	Laboratory Corp. of America Holdings	173,460
12,940		UnitedHealth Group, Inc.	635,095

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP EQUITY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
6,860	@	WellPoint, Inc.	$519,096
			2,022,954
		Home Furnishings: 0.2%
1,200		Harman International Industries, Inc.	124,608
			124,608
		Insurance: 8.4%
7,650		Allstate Corp.	485,622
2,170		AMBAC Financial Group, Inc.	185,839
10,300		American International Group, Inc.	724,296
6,880		Chubb Corp.	356,109
2,000		Cigna Corp.	252,100
8,400		Genworth Financial, Inc.	275,520
4,200		Hartford Financial Services Group, Inc.	360,192
7,700		Loews Corp.	307,384
8,810		Metlife, Inc.	517,411
5,220		Principal Financial Group	301,455
13,900		Progressive Corp.	313,445
5,960		Prudential Financial, Inc.	485,621
2,130		Safeco Corp.	129,014
			4,694,008
		Internet: 0.9%
800	@	Google, Inc.	387,936
4,700	@	VeriSign, Inc.	122,717
			510,653
		Iron/Steel: 1.0%
5,600		Nucor Corp.	335,160
2,900		United States Steel Corp.	216,891
			552,051
		Leisure Time: 0.2%
3,000		Sabre Holdings Corp.	82,290
			82,290
		Machinery-Construction & Mining: 0.3%
3,000		Caterpillar, Inc.	186,090
			186,090
		Machinery-Diversified: 0.3%
1,200		Cummins, Inc.	143,904
			143,904
		Media: 3.1%
10,105		CBS Corp.	300,624
7,300	@	Comcast Corp.	295,358
4,740		McGraw-Hill Cos., Inc.	315,921
9,100		News Corp., Inc.	187,460
18,270		Walt Disney Co.	603,824
			1,703,187
		Mining: 0.3%
1,170		Phelps Dodge Corp.	143,910
			143,910
		Miscellaneous Manufacturing: 5.0%
3,450		3M Co.	281,037
5,400		Eastman Kodak Co.	140,508
3,480		Eaton Corp.	268,238

Shares			Value
44,380		General Electric Co.	$1,565,726
2,750		Parker Hannifin Corp.	229,570
9,200	@@	Tyco International Ltd.	278,668
			2,763,747
		Office/Business Equipment: 0.5%
16,640	@	Xerox Corp.	274,560
			274,560
		Oil & Gas: 9.9%
6,600		Anadarko Petroleum Corp.	325,776
13,652		Chevron Corp.	987,313
6,117		ConocoPhillips	411,674
33,040	S	ExxonMobil Corp.	2,537,802
4,270		Marathon Oil Corp.	403,003
9,140		Occidental Petroleum Corp.	460,108
6,800		Valero Energy Corp.	374,476
			5,500,152
		Oil & Gas Services: 1.3%
12,100		Halliburton Co.	408,254
4,400		Schlumberger Ltd.	301,312
			709,566
		Packaging & Containers: 0.2%
2,900	@	Pactiv Corp.	99,905
			99,905
		Pharmaceuticals: 5.1%
6,600		Abbott Laboratories	307,956
3,980		AmerisourceBergen Corp.	183,040
6,300	@	Forest Laboratories, Inc.	306,810
5,580	@	King Pharmaceuticals, Inc.	92,237
17,900		Merck & Co., Inc.	796,729
4,800		Mylan Laboratories	97,392
28,934		Pfizer, Inc.	795,396
5,700		Wyeth	275,196
			2,854,756
		Real Estate Investment Trusts: 0.1%
1,690		Equity Office Properties Trust	81,458
			81,458
		Retail: 6.0%
2,100	@	Big Lots, Inc.	46,851
2,850		Family Dollar Stores, Inc.	79,487
7,638		Federated Department Stores, Inc.	321,483
10,170		Gap, Inc.	190,382
7,790		Home Depot, Inc.	295,786
4,200	@	Kohl's Corp.	292,320
5,740		Lowe's Cos., Inc.	173,118
11,550		McDonald's Corp.	484,754
4,300		Nordstrom, Inc.	210,786
5,380	@	Office Depot, Inc.	203,687
1,400		OfficeMax, Inc.	65,898
3,000	@	Starbucks Corp.	105,870
3,250		Target Corp.	188,793
8,530		TJX Cos., Inc.	233,893
9,870		Wal-Mart Stores, Inc.	455,007
			3,348,115
		Semiconductors: 2.2%
10,400	@	Advanced Micro Devices, Inc.	224,328
6,850	@	Altera Corp.	136,247

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP EQUITY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Semiconductors (continued)
1,669	@	Freescale Semiconductor, Inc.	$66,643
22,080		Intel Corp.	471,408
9,100	@	LSI Logic Corp.	97,006
13,900	@	Micron Technology, Inc.	202,940
200	@	Teradyne, Inc.	2,980
			1,201,552
		Software: 3.4%
3,910	@	BMC Software, Inc.	127,310
8,500	@	Compuware Corp.	71,315
12,200		First Data Corp.	308,050
37,150		Microsoft Corp.	1,089,610
15,410	@	Oracle Corp.	293,252
			1,889,537
		Telecommunications: 6.4%
16,692		AT&T, Inc.	566,026
8,250	@	Avaya, Inc.	105,435
8,250		BellSouth Corp.	367,868
480		CenturyTel, Inc.	20,424
38,770	@	Cisco Systems, Inc.	1,042,138
22,710		Motorola, Inc.	503,481
6,300		Qualcomm, Inc.	230,517
13,600		Sprint Nextel Corp.	265,336
13,200		Verizon Communications, Inc.	461,208
			3,562,433
		Toys/Games/Hobbies: 0.2%
3,110		Hasbro, Inc.	83,189
			83,189
		Total Common Stock (Cost $48,373,467)	55,472,163
Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreement: 0.7%
$377,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $377,055 to be received upon repurchase (Collateralized by $390,000 Federal National Mortgage Association, 3.125%-3.750%, Market Value plus accrued interest $389,325, due 04/05/07-11/09/07)		377,000
	Total Short-Term Investments (Cost $377,000)		377,000

Total Investments in Securities (Cost $48,750,467)*	100.5%	$55,849,163
Other Assets and Liabilities - Net	(0.5)	(280,680)
Net Assets	100.0%	$55,568,483

@  Non-income producing security

@@  Foreign Issuer

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

*  Cost for federal income tax purposes is $49,872,468

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,164,611
Gross Unrealized Depreciation	(187,916)
Net Unrealized Appreciation	$5,976,695

ING Index Plus LargeCap Equity Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	1	$350,725	12/14/06	$3,046
				$3,046

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 17.0%
		Advertising: 0.0%
750		Omnicom Group	$76,620
			76,620
		Aerospace/Defense: 0.4%
2,170		Boeing Co.	192,110
1,500		General Dynamics Corp.	112,260
300		Goodrich Corp.	13,500
400		L-3 Communications Holdings, Inc.	32,900
1,260		Lockheed Martin Corp.	113,967
1,019		Northrop Grumman Corp.	68,202
2,081		Raytheon Co.	106,214
140		Rockwell Collins, Inc.	8,446
2,680		United Technologies Corp.	172,940
			820,539
		Agriculture: 0.3%
5,620		Altria Group, Inc.	473,260
1,670		Archer-Daniels-Midland Co.	58,617
580		Reynolds American, Inc.	37,259
400		UST, Inc.	22,392
			591,528
		Airlines: 0.0%
2,150		Southwest Airlines Co.	33,777
			33,777
		Apparel: 0.1%
1,800	@	Coach, Inc.	77,778
500		Jones Apparel Group, Inc.	16,800
430		Liz Claiborne, Inc.	18,383
520		Nike, Inc.	51,454
50		VF Corp.	3,920
			168,335
		Auto Manufacturers: 0.1%
4,890		Ford Motor Co.	39,756
600		General Motors Corp.	17,538
250	@	Navistar International Corp.	7,998
900		Paccar, Inc.	58,770
			124,062
		Auto Parts & Equipment: 0.0%
550	@	Goodyear Tire & Rubber Co.	9,268
520		Johnson Controls, Inc.	42,292
			51,560
		Banks: 1.3%
16,511		Bank of America Corp.	889,117
2,250		Bank of New York Co., Inc.	79,965
1,411		BB&T Corp.	60,687
790		Capital One Financial Corp.	61,525
600		Comerica, Inc.	34,950
200		Commerce Bancorp., Inc.	6,952
250		Compass Bancshares, Inc.	14,285
1,400		Fifth Third Bancorp.	55,202
380		First Horizon National Corp.	15,147
670		Huntington Bancshares, Inc.	16,288
1,080		Keycorp	38,988
250		M&T Bank Corp.	29,660
660		Marshall & Ilsley Corp.	30,221
1,150		Mellon Financial Corp.	46,265
2,190		National City Corp.	79,059

Shares			Value
1,200		North Fork Bancorp., Inc.	$33,684
550		Northern Trust Corp.	31,328
820		PNC Financial Services Group, Inc.	57,966
2,617		Regions Financial Corp.	95,913
840		State Street Corp.	52,189
1,000		SunTrust Banks, Inc.	81,650
838		Synovus Financial Corp.	25,157
4,680		US Bancorp.	157,435
6,971		Wachovia Corp.	377,758
9,100		Wells Fargo & Co.	320,684
270		Zions Bancorp.	21,125
			2,713,200
		Beverages: 0.4%
2,750		Anheuser-Busch Cos., Inc.	130,653
190		Brown-Forman Corp.	13,196
5,390		Coca-Cola Co.	252,414
880		Coca-Cola Enterprises, Inc.	17,996
500	@	Constellation Brands, Inc.	13,990
100		Molson Coors Brewing Co.	7,108
570		Pepsi Bottling Group, Inc.	17,852
4,410		PepsiCo, Inc.	273,288
			726,497
		Biotechnology: 0.2%
3,118	@	Amgen, Inc.	221,378
900	@	Biogen Idec, Inc.	47,034
950	@	Celgene Corp.	52,944
300	@	Genzyme Corp.	19,320
300	@	Medimmune, Inc.	9,807
200	@	Millipore Corp.	13,682
			364,165
		Building Materials: 0.0%
470		American Standard Cos., Inc.	21,061
1,150		Masco Corp.	32,994
			54,055
		Chemicals: 0.3%
250		Air Products & Chemicals, Inc.	17,285
200		Ashland, Inc.	13,522
2,900		Dow Chemical Co.	116,029
500		Ecolab, Inc.	22,175
2,800		EI DuPont de Nemours & Co.	131,404
330		International Flavors & Fragrances, Inc.	15,546
1,660		Monsanto Co.	79,796
870		PPG Industries, Inc.	55,941
1,080		Praxair, Inc.	67,392
560		Rohm & Haas Co.	29,243
450		Sherwin-Williams Co.	28,148
200		Sigma-Aldrich Corp.	15,222
			591,703
		Coal: 0.0%
730		Peabody Energy Corp.	33,587
			33,587
		Commercial Services: 0.1%
400	@	Apollo Group, Inc.	15,516
500	@	Convergys Corp.	12,060
660		Equifax, Inc.	25,073
990		H&R Block, Inc.	23,760
1,430		McKesson Corp.	70,642

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
300	@	Monster Worldwide, Inc.	$13,095
900		Moody's Corp.	62,532
190		Robert Half International, Inc.	7,332
200		RR Donnelley & Sons Co.	7,054
1,959		Western Union Co.	44,665
			281,729
		Computers: 0.8%
350	@	Affiliated Computer Services, Inc.	17,693
380	@	Cognizant Technology Solutions Corp.	30,993
550	@	Computer Sciences Corp.	28,710
10,400	@	Dell, Inc.	283,296
1,400		Electronic Data Systems Corp.	37,996
6,350	@	EMC Corp.	83,249
12,602		Hewlett-Packard Co.	497,275
5,540		International Business Machines Corp.	509,237
470	@	Lexmark International, Inc.	32,421
500	@	NCR Corp.	21,455
950	@	Network Appliance, Inc.	37,250
500	@	Sandisk Corp.	22,200
8,900	@	Sun Microsystems, Inc.	48,238
900	@	Unisys Corp.	6,489
			1,656,502
		Cosmetics/Personal Care: 0.3%
1,200		Avon Products, Inc.	39,168
1,450		Colgate-Palmolive Co.	94,323
600		Estee Lauder Cos., Inc.	24,774
8,448		Procter & Gamble Co.	530,450
			688,715
		Distribution/Wholesale: 0.0%
200		WW Grainger, Inc.	14,472
			14,472
		Diversified Financial Services: 1.5%
3,220		American Express Co.	189,078
664		Ameriprise Financial, Inc.	35,922
280		Bear Stearns Cos., Inc.	42,694
2,650		Charles Schwab Corp.	48,601
100		Chicago Mercantile Exchange Holdings, Inc.	53,560
950		CIT Group, Inc.	49,410
18,000		Citigroup, Inc.	892,620
1,610		Countrywide Financial Corp.	63,949
1,200	@	E*Trade Financial Corp.	28,884
2,580		Fannie Mae	147,137
200		Federated Investors, Inc.	6,636
400		Franklin Resources, Inc.	42,696
1,900		Freddie Mac	127,604
1,200		Goldman Sachs Group, Inc.	233,760
600		Janus Capital Group, Inc.	12,156
12,500		JPMorgan Chase & Co.	578,500
1,440		Lehman Brothers Holdings, Inc.	106,085
2,460		Merrill Lynch & Co., Inc.	215,078
2,900		Morgan Stanley	220,864
1,110		SLM Corp.	50,882
600		T. Rowe Price Group, Inc.	25,998
			3,172,114

Shares			Value
		Electric: 0.5%
2,900	@	AES Corp.	$67,773
450	@	Allegheny Energy, Inc.	19,962
700		Ameren Corp.	38,297
1,300		American Electric Power Co., Inc.	53,963
700		Centerpoint Energy, Inc.	11,445
1,050	@	CMS Energy Corp.	17,021
500		Constellation Energy Group, Inc.	34,305
600		DTE Energy Co.	28,254
1,200	@	Dynegy, Inc.	8,148
940		Edison International	43,221
700		Entergy Corp.	63,924
2,300		Exelon Corp.	139,679
1,050		FirstEnergy Corp.	62,832
1,000		PG&E Corp.	45,930
300		Pinnacle West Capital Corp.	14,802
1,120		PPL Corp.	40,712
300		Progress Energy, Inc.	14,331
750		Public Service Enterprise Group, Inc.	50,415
2,600		Southern Co.	94,250
700		TECO Energy, Inc.	11,893
1,600		TXU Corp.	91,824
1,350		Xcel Energy, Inc.	30,996
			983,977
		Electrical Components & Equipment: 0.1%
1,080		Emerson Electric Co.	93,636
400		Molex, Inc.	12,800
			106,436
		Electronics: 0.1%
1,050	@	Agilent Technologies, Inc.	33,432
490		Applera Corp. - Applied Biosystems Group	17,856
440		Jabil Circuit, Inc.	12,478
450		PerkinElmer, Inc.	9,752
700		Symbol Technologies, Inc.	10,374
1,000	@	Thermo Electron Corp.	43,830
300	@	Waters Corp.	15,012
			142,734
		Entertainment: 0.0%
400		International Game Technology	17,512
			17,512
		Environmental Control: 0.0%
700	@	Allied Waste Industries, Inc.	8,876
1,980		Waste Management, Inc.	72,488
			81,364
		Food: 0.2%
1,050		Campbell Soup Co.	39,974
1,450		ConAgra Foods, Inc.	37,265
400	@	Dean Foods Co.	17,128
1,600		General Mills, Inc.	89,520
200		Hershey Co.	10,594
850		HJ Heinz Co.	37,783
670		Kellogg Co.	33,353
1,850		Kroger Co.	39,701
350		McCormick & Co., Inc.	13,552
1,100		Safeway, Inc.	33,891

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Food (continued)
808		Sara Lee Corp.	$13,397
528		Supervalu, Inc.	18,089
400		Whole Foods Market, Inc.	19,520
			403,767
		Forest Products & Paper: 0.1%
1,300		International Paper Co.	43,030
550		MeadWestvaco Corp.	16,225
500		Plum Creek Timber Co., Inc.	18,630
400		Temple-Inland, Inc.	15,640
300		Weyerhaeuser Co.	19,404
			112,929
		Gas: 0.0%
600		KeySpan Corp.	24,618
900		NiSource, Inc.	22,194
910		Sempra Energy	49,595
			96,407
		Hand/Machine Tools: 0.0%
250		Black & Decker Corp.	21,470
120		Snap-On, Inc.	5,700
280		Stanley Works	14,286
			41,456
		Healthcare-Products: 0.5%
1,750		Baxter International, Inc.	78,295
690		Becton Dickinson & Co.	49,487
3,100	@	Boston Scientific Corp.	49,042
300		CR Bard, Inc.	24,687
7,900		Johnson & Johnson	520,689
3,100		Medtronic, Inc.	161,603
400	@	Patterson Cos., Inc.	14,844
370	@	St. Jude Medical, Inc.	13,790
800		Stryker Corp.	41,488
700	@	Zimmer Holdings, Inc.	51,072
			1,004,997
		Healthcare-Services: 0.4%
1,980		Aetna, Inc.	81,794
590	@	Coventry Health Care, Inc.	28,397
700	@	Humana, Inc.	37,870
500	@	Laboratory Corp. of America Holdings	35,400
200		Manor Care, Inc.	9,504
400		Quest Diagnostics	21,268
6,190		UnitedHealth Group, Inc.	303,805
2,880	@	WellPoint, Inc.	217,930
			735,968
		Home Builders: 0.0%
200		Lennar Corp.	10,500
			10,500
		Home Furnishings: 0.0%
200		Harman International Industries, Inc.	20,768
200		Whirlpool Corp.	17,060
			37,828
		Household Products/Wares: 0.1%
100		Avery Dennison Corp.	6,747
410		Fortune Brands, Inc.	33,169

Shares			Value
1,350		Kimberly-Clark Corp.	$89,735
			129,651
		Housewares: 0.0%
650		Newell Rubbermaid, Inc.	18,519
			18,519
		Insurance: 1.0%
760	@@	ACE Ltd.	43,198
1,350		Aflac, Inc.	59,589
2,270		Allstate Corp.	144,100
350		AMBAC Financial Group, Inc.	29,974
7,050		American International Group, Inc.	495,756
1,050		AON Corp.	37,464
1,440		Chubb Corp.	74,534
400		Cigna Corp.	50,420
651		Cincinnati Financial Corp.	28,826
2,100		Genworth Financial, Inc.	68,880
1,350		Hartford Financial Services Group, Inc.	115,776
963		Lincoln National Corp.	61,237
1,670		Loews Corp.	66,666
600		Marsh & McLennan Cos., Inc.	18,852
370		MBIA, Inc.	25,771
2,750		Metlife, Inc.	161,508
350		MGIC Investment Corp.	20,286
970		Principal Financial Group	56,018
2,780		Progressive Corp.	62,689
1,750		Prudential Financial, Inc.	142,590
530		Safeco Corp.	32,102
2,490		St. Paul Travelers Cos., Inc.	129,007
420		Torchmark Corp.	26,552
800		UnumProvident Corp.	16,384
500	@@	XL Capital Ltd.	35,560
			2,003,739
		Internet: 0.1%
800	@	Amazon.com, Inc.	32,272
1,200	@	eBay, Inc.	38,820
200	@	Google, Inc.	96,984
2,822	@	Symantec Corp.	59,826
600	@	VeriSign, Inc.	15,666
			243,568
		Iron/Steel: 0.1%
1,540		Nucor Corp.	92,169
550		United States Steel Corp.	41,135
			133,304
		Leisure Time: 0.1%
260		Brunswick Corp.	8,416
1,150		Carnival Corp.	56,339
780		Harley-Davidson, Inc.	57,541
350		Sabre Holdings Corp.	9,601
			131,897
		Lodging: 0.0%
800		Marriott International, Inc.	36,120
200		Starwood Hotels & Resorts Worldwide, Inc.	12,834
510	@	Wyndham Worldwide Corp.	16,187
			65,141

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Machinery-Construction & Mining: 0.1%
1,800		Caterpillar, Inc.	$111,654
			111,654
		Machinery-Diversified: 0.0%
250		Cummins, Inc.	29,980
300		Deere & Co.	28,800
480		Rockwell Automation, Inc.	31,238
			90,018
		Media: 0.4%
2,875		CBS Corp.	85,531
1,300		Clear Channel Communications, Inc.	45,708
5,600	@	Comcast Corp.	226,576
200		EW Scripps Co.	9,772
600		Gannett Co., Inc.	35,712
1,320		McGraw-Hill Cos., Inc.	87,978
190		Meredith Corp.	10,279
6,400		News Corp., Inc.	131,840
200	@	Univision Communications, Inc.	7,118
7,530		Walt Disney Co.	248,867
			889,381
		Mining: 0.1%
600		Freeport-McMoRan Copper & Gold, Inc.	37,722
490		Phelps Dodge Corp.	60,270
100		Vulcan Materials Co.	8,872
			106,864
		Miscellaneous Manufacturing: 0.9%
2,070		3M Co.	168,622
250		Cooper Industries Ltd.	22,860
700		Danaher Corp.	51,184
550		Dover Corp.	27,665
1,100		Eastman Kodak Co.	28,622
650		Eaton Corp.	50,102
27,820		General Electric Co.	981,490
2,880		Honeywell International, Inc.	123,782
1,160		Illinois Tool Works, Inc.	54,752
880	@@	Ingersoll-Rand Co.	34,329
560		ITT Corp.	30,212
500		Leggett & Platt, Inc.	11,890
500		Parker Hannifin Corp.	41,740
380		Textron, Inc.	37,031
5,400	@@	Tyco International Ltd.	163,566
			1,827,847
		Office/Business Equipment: 0.0%
630		Pitney Bowes, Inc.	29,037
4,370	@	Xerox Corp.	72,105
			101,142
		Oil & Gas: 1.7%
1,000		Anadarko Petroleum Corp.	49,360
280		Apache Corp.	19,580
8,802		Chevron Corp.	636,561
4,053		ConocoPhillips	272,767
1,050		Devon Energy Corp.	77,039
600		EOG Resources, Inc.	42,318
23,730		ExxonMobil Corp.	1,822,701
530		Hess Corp.	26,643
1,440		Marathon Oil Corp.	135,907

Shares			Value
800	@, @@	Nabors Industries Ltd.	$27,008
300		Noble Corp.	23,175
2,140		Occidental Petroleum Corp.	107,728
500		Sunoco, Inc.	34,080
700	@	Transocean, Inc.	54,565
1,900		Valero Energy Corp.	104,633
900		XTO Energy, Inc.	45,540
			3,479,605
		Oil & Gas Services: 0.2%
800		Baker Hughes, Inc.	58,744
300		BJ Services Co.	10,131
4,300		Halliburton Co.	145,082
400	@	National Oilwell Varco, Inc.	26,604
2,800		Schlumberger Ltd.	191,744
300	@	Weatherford International Ltd.	13,473
			445,778
		Packaging & Containers: 0.0%
400		Ball Corp.	17,104
300		Bemis Co.	10,239
400	@	Pactiv Corp.	13,780
250		Sealed Air Corp.	14,878
			56,001
		Pharmaceuticals: 0.9%
4,100		Abbott Laboratories	191,306
300		Allergan, Inc.	34,974
1,000		AmerisourceBergen Corp.	45,990
200	@	Barr Pharmaceuticals, Inc.	10,216
2,100		Bristol-Myers Squibb Co.	52,143
1,040		Cardinal Health, Inc.	67,205
1,180		Caremark Rx, Inc.	55,814
1,000		Eli Lilly & Co.	53,590
600	@	Express Scripts, Inc.	40,920
1,130	@	Forest Laboratories, Inc.	55,031
1,150	@	Gilead Sciences, Inc.	75,808
200	@	Hospira, Inc.	6,560
1,180	@	King Pharmaceuticals, Inc.	19,505
862	@	Medco Health Solutions, Inc.	43,281
7,910		Merck & Co., Inc.	352,074
1,000		Mylan Laboratories	20,290
19,646		Pfizer, Inc.	540,069
5,350		Schering-Plough Corp.	117,754
500	@	Watson Pharmaceuticals, Inc.	12,835
3,600		Wyeth	173,808
			1,969,173
		Pipelines: 0.0%
1,600		El Paso Corp.	23,360
1,400		Williams Cos., Inc.	38,864
			62,224
		Real Estate: 0.0%
500	@	CB Richard Ellis Group, Inc.	16,465
602	@	Realogy Corp.	15,706
			32,171
		Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	14,410
100		Boston Properties, Inc.	11,705
940		Equity Office Properties Trust	45,308
300		Prologis	19,551

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
200		Public Storage, Inc.	$19,256
100		Vornado Realty Trust	12,611
			122,841
		Retail: 0.9%
200	@	Autozone, Inc.	22,722
710	@	Bed Bath & Beyond, Inc.	27,513
1,060		Best Buy Co., Inc.	58,268
500	@	Big Lots, Inc.	11,155
650		Circuit City Stores, Inc.	16,224
1,250		Costco Wholesale Corp.	65,325
2,000		CVS Corp.	57,540
600		Darden Restaurants, Inc.	24,090
700		Family Dollar Stores, Inc.	19,523
2,520		Federated Department Stores, Inc.	106,067
2,420		Gap, Inc.	45,302
2,290		Home Depot, Inc.	86,951
600		JC Penney Co., Inc.	46,404
1,500	@	Kohl's Corp.	104,400
910		Limited Brands, Inc.	28,838
4,060		Lowe's Cos., Inc.	122,450
3,400		McDonald's Corp.	142,698
1,000		Nordstrom, Inc.	49,020
1,300	@	Office Depot, Inc.	49,218
300		OfficeMax, Inc.	14,121
400		RadioShack Corp.	7,012
200	@	Sears Holding Corp.	34,284
1,940		Staples, Inc.	49,412
2,720	@	Starbucks Corp.	95,989
2,300		Target Corp.	133,607
2,110		TJX Cos., Inc.	57,856
2,710		Walgreen Co.	109,728
6,550		Wal-Mart Stores, Inc.	301,955
570		Wendy's International, Inc.	18,565
700		Yum! Brands, Inc.	42,833
			1,949,070
		Savings & Loans: 0.1%
2,530		Washington Mutual, Inc.	110,510
			110,510
		Semiconductors: 0.4%
2,200	@	Advanced Micro Devices, Inc.	47,454
1,580	@	Altera Corp.	31,426
1,330		Analog Devices, Inc.	43,252
4,420		Applied Materials, Inc.	79,472
1,119	@	Freescale Semiconductor, Inc.	44,682
15,570		Intel Corp.	332,420
500		KLA-Tencor Corp.	25,835
780		Linear Technology Corp.	25,069
1,050	@	LSI Logic Corp.	11,193
800		Maxim Integrated Products	25,184
3,300	@	Micron Technology, Inc.	48,180
800		National Semiconductor Corp.	19,352
450	@	Novellus Systems, Inc.	14,049
400	@	Nvidia Corp.	14,796
500	@	QLogic Corp.	11,125
750	@	Teradyne, Inc.	11,175
1,700		Texas Instruments, Inc.	50,235
900		Xilinx, Inc.	24,120
			859,019

Shares			Value
		Software: 0.7%
1,540	@	Adobe Systems, Inc.	$61,800
820	@	Autodesk, Inc.	33,768
1,540		Automatic Data Processing, Inc.	74,274
920	@	BMC Software, Inc.	29,955
1,264		CA, Inc.	27,429
570	@	Citrix Systems, Inc.	16,382
1,400	@	Compuware Corp.	11,746
760	@	Electronic Arts, Inc.	42,446
500		Fidelity National Information Services, Inc.	19,950
1,959		First Data Corp.	49,465
500	@	Fiserv, Inc.	25,555
550		IMS Health, Inc.	15,109
920	@	Intuit, Inc.	28,962
23,390		Microsoft Corp.	686,029
1,500	@	Novell, Inc.	9,420
10,850	@	Oracle Corp.	206,476
568	@	Parametric Technology Corp.	10,996
1,050		Paychex, Inc.	41,381
			1,391,143
		Telecommunications: 1.2%
1,000		Alltel Corp.	56,740
10,342		AT&T, Inc.	350,678
2,100	@	Avaya, Inc.	26,838
5,150		BellSouth Corp.	229,639
470		CenturyTel, Inc.	19,999
27,960	@	Cisco Systems, Inc.	751,565
900		Citizens Communications Co.	12,753
500	@	Comverse Technology, Inc.	9,760
4,050	@	Corning, Inc.	87,318
401		Embarq Corp.	20,631
600	@	JDS Uniphase Corp.	11,088
1,500	@	Juniper Networks, Inc.	31,935
8,840		Motorola, Inc.	195,983
4,450		Qualcomm, Inc.	162,826
4,200	@	Qwest Communications International, Inc.	32,298
8,423		Sprint Nextel Corp.	164,333
1,290	@	Tellabs, Inc.	12,952
7,760		Verizon Communications, Inc.	271,134
1,306		Windstream Corp.	18,206
			2,466,676
		Textiles: 0.0%
400		Cintas Corp.	16,880
			16,880
		Toys/Games/Hobbies: 0.0%
600		Hasbro, Inc.	16,050
1,000		Mattel, Inc.	21,950
			38,000
		Transportation: 0.2%
1,060		Burlington Northern Santa Fe Corp.	79,670
1,080		CSX Corp.	38,729
860		FedEx Corp.	99,270
1,100		Norfolk Southern Corp.	54,175
200		Ryder System, Inc.	10,434
700		Union Pacific Corp.	63,364
			345,642
		Total Common Stock (Cost $24,596,544)	35,136,493

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 81.1%

	Federal National Mortgage Association: 81.1%
$156,000,000	5.250%, due 01/31/07	$154,650,132
13,653,000	5.290%, due 01/15/07	13,564,570
	Total U.S. Government Agency Obligations (Cost $168,311,986)	168,214,702
	Total Long-Term Investments (Cost $192,908,530)	203,351,195
SHORT-TERM INVESTMENTS: 2.5%

	Repurchase Agreement: 2.5%
5,303,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $5,303,778 to be received upon repurchase (Collateralized by $5,254,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $5,410,004, due 06/15/08)	5,303,000
	Total Short-Term Investments (Cost $5,303,000)	5,303,000

Total Investments in Securities (Cost $198,211,530)*	100.6%	$208,654,195
Other Assets and Liabilities - Net	(0.6)	(1,327,702)
Net Assets	100.0%	$207,326,493

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $200,476,119.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,417,040
Gross Unrealized Depreciation	(238,964)
Net Unrealized Appreciation	$8,178,076

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 22.9%
	Advertising: 0.0%
850		Omnicom Group	$86,836
			86,836
	Aerospace/Defense: 0.5%
2,250		Boeing Co.	199,193
1,600		General Dynamics Corp.	119,744
300		Goodrich Corp.	13,500
450		L-3 Communications Holdings, Inc.	37,013
1,420		Lockheed Martin Corp.	128,439
1,027		Northrop Grumman Corp.	68,737
2,102		Raytheon Co.	107,286
200		Rockwell Collins, Inc.	12,066
2,860		United Technologies Corp.	184,556
			870,534
	Agriculture: 0.4%
6,000		Altria Group, Inc.	505,260
1,800		Archer-Daniels-Midland Co.	63,180
600		Reynolds American, Inc.	38,544
400		UST, Inc.	22,392
			629,376
	Airlines: 0.0%
2,300		Southwest Airlines Co.	36,133
			36,133
	Apparel: 0.1%
1,900	@	Coach, Inc.	82,099
520		Jones Apparel Group, Inc.	17,472
320		Liz Claiborne, Inc.	13,680
540		Nike, Inc.	53,433
200		VF Corp.	15,678
			182,362
	Auto Manufacturers: 0.1%
5,110		Ford Motor Co.	41,544
600		General Motors Corp.	17,538
1,000		Paccar, Inc.	65,300
			124,382
	Auto Parts & Equipment: 0.0%
700	@	Goodyear Tire & Rubber Co.	11,795
600		Johnson Controls, Inc.	48,798
			60,593
	Banks: 1.8%
17,540		Bank of America Corp.	944,529
2,300		Bank of New York Co., Inc.	81,742
1,544		BB&T Corp.	66,407
880		Capital One Financial Corp.	68,534
650		Comerica, Inc.	37,863
350		Compass Bancshares, Inc.	19,999
1,500		Fifth Third Bancorp.	59,145
350		First Horizon National Corp.	13,951
700		Huntington Bancshares, Inc.	17,017
1,450		Keycorp	52,345
250		M&T Bank Corp.	29,660
650		Marshall & Ilsley Corp.	29,764
1,350		Mellon Financial Corp.	54,311
2,290		National City Corp.	82,669
1,300		North Fork Bancorp., Inc.	36,491

Shares			Value
550		Northern Trust Corp.	$31,328
900		PNC Financial Services Group, Inc.	63,621
2,777		Regions Financial Corp.	101,777
850		State Street Corp.	52,811
1,000		SunTrust Banks, Inc.	81,650
919		Synovus Financial Corp.	27,588
5,050		US Bancorp.	169,882
7,361		Wachovia Corp.	398,893
9,500		Wells Fargo & Co.	334,780
350		Zions Bancorp.	27,384
			2,884,141
	Beverages: 0.5%
2,950		Anheuser-Busch Cos., Inc.	140,155
220		Brown-Forman Corp.	15,279
5,750		Coca-Cola Co.	269,273
1,200		Coca-Cola Enterprises, Inc.	24,540
600	@	Constellation Brands, Inc.	16,788
700		Pepsi Bottling Group, Inc.	21,924
4,660		PepsiCo, Inc.	288,780
			776,739
	Biotechnology: 0.2%
3,326	@	Amgen, Inc.	236,146
900	@	Biogen Idec, Inc.	47,034
1,000	@	Celgene Corp.	55,730
250	@	Genzyme Corp.	16,100
300	@	Medimmune, Inc.	9,807
250	@	Millipore Corp.	17,103
			381,920
	Building Materials: 0.0%
430		American Standard Cos., Inc.	19,268
1,350		Masco Corp.	38,732
			58,000
	Chemicals: 0.4%
300		Air Products & Chemicals, Inc.	20,742
200		Ashland, Inc.	13,522
3,100		Dow Chemical Co.	124,031
600		Ecolab, Inc.	26,610
3,000		EI DuPont de Nemours & Co.	140,790
200		International Flavors & Fragrances, Inc.	9,422
1,760		Monsanto Co.	84,603
810		PPG Industries, Inc.	52,083
950		Praxair, Inc.	59,280
600		Rohm & Haas Co.	31,332
600		Sherwin-Williams Co.	37,530
200		Sigma-Aldrich Corp.	15,222
			615,167
	Coal: 0.0%
770		Peabody Energy Corp.	35,428
			35,428
	Commercial Services: 0.2%
700	@	Apollo Group, Inc.	27,153
500	@	Convergys Corp.	12,060
330		Equifax, Inc.	12,537
1,020		H&R Block, Inc.	24,480
1,440		McKesson Corp.	71,136
300	@	Monster Worldwide, Inc.	13,095

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
900		Moody's Corp.	$62,532
550		Robert Half International, Inc.	21,225
550		RR Donnelley & Sons Co.	19,399
2,107		Western Union Co.	48,040
			311,657
	Computers: 1.0%
350	@	Affiliated Computer Services, Inc.	17,693
410	@	Cognizant Technology Solutions Corp.	33,440
450	@	Computer Sciences Corp.	23,490
8,650	@	Dell, Inc.	235,626
1,450		Electronic Data Systems Corp.	39,353
6,750	@	EMC Corp.	88,493
13,400		Hewlett-Packard Co.	528,764
5,850		International Business Machines Corp.	537,732
480	@	Lexmark International, Inc.	33,110
550	@	NCR Corp.	23,601
950	@	Network Appliance, Inc.	37,250
500	@	Sandisk Corp.	22,200
9,600	@	Sun Microsystems, Inc.	52,032
1,050	@	Unisys Corp.	7,571
			1,680,355
	Cosmetics/Personal Care: 0.4%
1,300		Avon Products, Inc.	42,432
1,450		Colgate-Palmolive Co.	94,323
300		Estee Lauder Cos., Inc.	12,387
8,952		Procter & Gamble Co.	562,096
			711,238
	Distribution/Wholesale: 0.0%
200		WW Grainger, Inc.	14,472
			14,472
	Diversified Financial Services: 2.0%
3,400		American Express Co.	199,648
920		Ameriprise Financial, Inc.	49,772
330		Bear Stearns Cos., Inc.	50,318
2,850		Charles Schwab Corp.	52,269
110		Chicago Mercantile Exchange Holdings, Inc.	58,916
550		CIT Group, Inc.	28,606
19,100		Citigroup, Inc.	947,169
1,618		Countrywide Financial Corp.	64,267
900	@	E*Trade Financial Corp.	21,663
2,710		Fannie Mae	154,551
150		Federated Investors, Inc.	4,977
450		Franklin Resources, Inc.	48,033
2,000		Freddie Mac	134,320
1,250		Goldman Sachs Group, Inc.	243,500
700		Janus Capital Group, Inc.	14,182
13,300		JPMorgan Chase & Co.	615,524
1,520		Lehman Brothers Holdings, Inc.	111,978
2,600		Merrill Lynch & Co., Inc.	227,318
3,100		Morgan Stanley	236,096
1,100		SLM Corp.	50,424
700		T. Rowe Price Group, Inc.	30,331
			3,343,862

Shares			Value
	Electric: 0.7%
3,070	@	AES Corp.	$71,746
500	@	Allegheny Energy, Inc.	22,180
700		Ameren Corp.	38,297
1,400		American Electric Power Co., Inc.	58,114
950		Centerpoint Energy, Inc.	15,533
1,250	@	CMS Energy Corp.	20,263
650		Constellation Energy Group, Inc.	44,597
600		DTE Energy Co.	28,254
1,300	@	Dynegy, Inc.	8,827
1,190		Edison International	54,716
700		Entergy Corp.	63,924
2,500		Exelon Corp.	151,825
1,200		FirstEnergy Corp.	71,808
1,120		PG&E Corp.	51,442
300		Pinnacle West Capital Corp.	14,802
1,100		PPL Corp.	39,985
300		Progress Energy, Inc.	14,331
800		Public Service Enterprise Group, Inc.	53,776
2,700		Southern Co.	97,875
700		TECO Energy, Inc.	11,893
1,700		TXU Corp.	97,563
1,450		Xcel Energy, Inc.	33,292
			1,065,043
	Electrical Components & Equipment: 0.1%
1,150		Emerson Electric Co.	99,705
400		Molex, Inc.	12,800
			112,505
	Electronics: 0.1%
1,150	@	Agilent Technologies, Inc.	36,616
800		Applera Corp. - Applied Biosystems Group	29,152
700		Jabil Circuit, Inc.	19,852
600		PerkinElmer, Inc.	13,002
700		Symbol Technologies, Inc.	10,374
1,350	@	Thermo Electron Corp.	59,171
450	@	Waters Corp.	22,518
			190,685
	Entertainment: 0.0%
350		International Game Technology	15,323
			15,323
	Environmental Control: 0.0%
700	@	Allied Waste Industries, Inc.	8,876
2,100		Waste Management, Inc.	76,881
			85,757
	Food: 0.3%
900		Campbell Soup Co.	34,263
1,500		ConAgra Foods, Inc.	38,550
400	@	Dean Foods Co.	17,128
1,750		General Mills, Inc.	97,913
200		Hershey Co.	10,594
900		HJ Heinz Co.	40,005
850		Kellogg Co.	42,313
1,950		Kroger Co.	41,847
400		McCormick & Co., Inc.	15,488
1,400		Safeway, Inc.	43,134

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
875		Sara Lee Corp.	$14,508
550		Supervalu, Inc.	18,843
300		Whole Foods Market, Inc.	14,640
			429,226
	Forest Products & Paper: 0.1%
1,400		International Paper Co.	46,340
650		MeadWestvaco Corp.	19,175
500		Plum Creek Timber Co., Inc.	18,630
500		Temple-Inland, Inc.	19,550
300		Weyerhaeuser Co.	19,404
			123,099
	Gas: 0.1%
600		KeySpan Corp.	24,618
200		Nicor, Inc.	9,910
900		NiSource, Inc.	22,194
950		Sempra Energy	51,775
			108,497
	Hand/Machine Tools: 0.0%
260		Black & Decker Corp.	22,329
250		Snap-On, Inc.	11,875
250		Stanley Works	12,755
			46,959
	Healthcare-Products: 0.6%
200		Bausch & Lomb, Inc.	9,684
1,900		Baxter International, Inc.	85,006
730		Becton Dickinson & Co.	52,356
3,300	@	Boston Scientific Corp.	52,206
300		CR Bard, Inc.	24,687
8,350		Johnson & Johnson	550,349
3,200		Medtronic, Inc.	166,816
400	@	Patterson Cos., Inc.	14,844
400	@	St. Jude Medical, Inc.	14,908
800		Stryker Corp.	41,488
700	@	Zimmer Holdings, Inc.	51,072
			1,063,416
	Healthcare-Services: 0.5%
2,080		Aetna, Inc.	85,925
835	@	Coventry Health Care, Inc.	40,189
850	@	Humana, Inc.	45,985
350	@	Laboratory Corp. of America Holdings	24,780
300		Manor Care, Inc.	14,256
500		Quest Diagnostics	26,585
6,400		UnitedHealth Group, Inc.	314,112
2,970	@	WellPoint, Inc.	224,740
			776,572
	Home Builders: 0.0%
200		Lennar Corp.	10,500
			10,500
	Home Furnishings: 0.0%
300		Harman International Industries, Inc.	31,152
300		Whirlpool Corp.	25,590
			56,742

Shares			Value
	Household Products/Wares: 0.1%
300		Avery Dennison Corp.	$20,241
450		Fortune Brands, Inc.	36,405
1,450		Kimberly-Clark Corp.	96,382
			153,028
	Housewares: 0.0%
700		Newell Rubbermaid, Inc.	19,943
			19,943
	Insurance: 1.3%
860	@@	ACE Ltd.	48,882
1,500		Aflac, Inc.	66,210
2,360		Allstate Corp.	149,813
400		AMBAC Financial Group, Inc.	34,256
7,450		American International Group, Inc.	523,884
900		AON Corp.	32,112
1,600		Chubb Corp.	82,816
420		Cigna Corp.	52,941
705		Cincinnati Financial Corp.	31,217
2,200		Genworth Financial, Inc.	72,160
1,500		Hartford Financial Services Group, Inc.	128,640
1,044		Lincoln National Corp.	66,388
1,720		Loews Corp.	68,662
600		Marsh & McLennan Cos., Inc.	18,852
350		MBIA, Inc.	24,378
2,910		Metlife, Inc.	170,904
290		MGIC Investment Corp.	16,808
1,050		Principal Financial Group	60,638
2,900		Progressive Corp.	65,395
1,860		Prudential Financial, Inc.	151,553
590		Safeco Corp.	35,736
2,690		St. Paul Travelers Cos., Inc.	139,369
450		Torchmark Corp.	28,449
850		UnumProvident Corp.	17,408
500	@@	XL Capital Ltd.	35,560
			2,123,031
	Internet: 0.2%
900	@	Amazon.com, Inc.	36,306
1,300	@	eBay, Inc.	42,055
200	@	Google, Inc.	96,984
3,054	@	Symantec Corp.	64,745
700	@	VeriSign, Inc.	18,277
			258,367
	Iron/Steel: 0.1%
1,600		Nucor Corp.	95,760
620		United States Steel Corp.	46,370
			142,130
	Leisure Time: 0.1%
230		Brunswick Corp.	7,445
1,300		Carnival Corp.	63,687
850		Harley-Davidson, Inc.	62,705
450		Sabre Holdings Corp.	12,344
			146,181
	Lodging: 0.1%
1,160		Marriott International, Inc.	52,374
300		Starwood Hotels & Resorts Worldwide, Inc.	19,251

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Lodging (continued)
610	@	Wyndham Worldwide Corp.	$19,361
			90,986
	Machinery-Construction & Mining: 0.1%
1,900		Caterpillar, Inc.	117,857
			117,857
	Machinery-Diversified: 0.1%
300		Cummins, Inc.	35,976
300		Deere & Co.	28,800
450		Rockwell Automation, Inc.	29,286
			94,062
	Media: 0.6%
3,100		CBS Corp.	92,225
1,400		Clear Channel Communications, Inc.	49,224
6,000	@	Comcast Corp.	242,760
200		EW Scripps Co.	9,772
700		Gannett Co., Inc.	41,664
1,410		McGraw-Hill Cos., Inc.	93,977
130		Meredith Corp.	7,033
6,800		News Corp., Inc.	140,080
200	@	Univision Communications, Inc.	7,118
7,950		Walt Disney Co.	262,748
			946,601
	Mining: 0.1%
630		Freeport-McMoRan Copper & Gold, Inc.	39,608
610		Phelps Dodge Corp.	75,030
100		Vulcan Materials Co.	8,872
			123,510
	Miscellaneous Manufacturing: 1.2%
2,200		3M Co.	179,212
300		Cooper Industries Ltd.	27,432
850		Danaher Corp.	62,152
600		Dover Corp.	30,180
900		Eastman Kodak Co.	23,418
750		Eaton Corp.	57,810
29,400		General Electric Co.	1,037,232
3,050		Honeywell International, Inc.	131,089
1,100		Illinois Tool Works, Inc.	51,920
900	@@	Ingersoll-Rand Co.	35,109
560		ITT Corp.	30,212
600		Leggett & Platt, Inc.	14,268
600		Parker Hannifin Corp.	50,088
330		Textron, Inc.	32,159
5,800	@@	Tyco International Ltd.	175,682
			1,937,963
	Office/Business Equipment: 0.1%
700		Pitney Bowes, Inc.	32,263
4,650	@	Xerox Corp.	76,725
			108,988
	Oil & Gas: 2.3%
1,100		Anadarko Petroleum Corp.	54,296
368		Apache Corp.	25,734
9,215		Chevron Corp.	666,429
4,309		ConocoPhillips	289,996

Shares			Value
1,200		Devon Energy Corp.	$88,044
600		EOG Resources, Inc.	42,318
25,200		ExxonMobil Corp.	1,935,612
560		Hess Corp.	28,151
1,550		Marathon Oil Corp.	146,289
700	@,@@	Nabors Industries Ltd.	23,632
300		Noble Corp.	23,175
2,260		Occidental Petroleum Corp.	113,768
600		Sunoco, Inc.	40,896
800	@	Transocean, Inc.	62,360
2,100		Valero Energy Corp.	115,647
900		XTO Energy, Inc.	45,540
			3,701,887
	Oil & Gas Services: 0.3%
900		Baker Hughes, Inc.	66,087
300		BJ Services Co.	10,131
4,500		Halliburton Co.	151,830
500	@	National Oilwell Varco, Inc.	33,255
3,000		Schlumberger Ltd.	205,440
400	@	Weatherford International Ltd.	17,964
			484,707
	Packaging & Containers: 0.0%
290		Ball Corp.	12,400
300		Bemis Co.	10,239
600	@	Pactiv Corp.	20,670
200		Sealed Air Corp.	11,902
			55,211
	Pharmaceuticals: 1.3%
4,400		Abbott Laboratories	205,304
150		Allergan, Inc.	17,487
1,100		AmerisourceBergen Corp.	50,589
300	@	Barr Pharmaceuticals, Inc.	15,324
2,300		Bristol-Myers Squibb Co.	57,109
1,210		Cardinal Health, Inc.	78,190
1,350		Caremark Rx, Inc.	63,855
1,100		Eli Lilly & Co.	58,949
500	@	Express Scripts, Inc.	34,100
1,250	@	Forest Laboratories, Inc.	60,875
1,350	@	Gilead Sciences, Inc.	88,992
420	@	Hospira, Inc.	13,776
1,150	@	King Pharmaceuticals, Inc.	19,010
882	@	Medco Health Solutions, Inc.	44,285
8,400		Merck & Co., Inc.	373,884
700		Mylan Laboratories	14,203
20,730		Pfizer, Inc.	569,868
5,700		Schering-Plough Corp.	125,457
350	@	Watson Pharmaceuticals, Inc.	8,985
3,850		Wyeth	185,878
			2,086,120
	Pipelines: 0.0%
1,700		El Paso Corp.	24,820
1,500		Williams Cos., Inc.	41,640
			66,460
	Real Estate: 0.0%
530	@	CB Richard Ellis Group, Inc.	17,453
602	@	Realogy Corp.	15,706
			33,159

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Real Estate Investment Trusts: 0.1%
250		Apartment Investment & Management Co.	$14,410
100		Boston Properties, Inc.	11,705
980		Equity Office Properties Trust	47,236
300		Prologis	19,551
100		Public Storage, Inc.	9,628
100		Vornado Realty Trust	12,611
			115,141
	Retail: 1.3%
200	@	Autozone, Inc.	22,722
900	@	Bed Bath & Beyond, Inc.	34,875
1,155		Best Buy Co., Inc.	63,490
750		Circuit City Stores, Inc.	18,720
1,350		Costco Wholesale Corp.	70,551
2,400		CVS Corp.	69,048
350		Darden Restaurants, Inc.	14,053
750		Family Dollar Stores, Inc.	20,918
2,684		Federated Department Stores, Inc.	112,970
2,150		Gap, Inc.	40,248
2,400		Home Depot, Inc.	91,128
600		JC Penney Co., Inc.	46,404
1,600	@	Kohl's Corp.	111,360
940		Limited Brands, Inc.	29,789
4,360		Lowe's Cos., Inc.	131,498
3,550		McDonald's Corp.	148,994
1,100		Nordstrom, Inc.	53,922
1,460	@	Office Depot, Inc.	55,276
300		OfficeMax, Inc.	14,121
290	@	Sears Holding Corp.	49,712
2,025		Staples, Inc.	51,577
2,900	@	Starbucks Corp.	102,341
2,350		Target Corp.	136,512
2,200		TJX Cos., Inc.	60,324
2,840		Walgreen Co.	114,992
7,100		Wal-Mart Stores, Inc.	327,310
450		Wendy's International, Inc.	14,657
850		Yum! Brands, Inc.	52,012
			2,059,524
	Savings & Loans: 0.1%
2,753		Washington Mutual, Inc.	120,251
			120,251
	Semiconductors: 0.6%
2,300	@	Advanced Micro Devices, Inc.	49,611
1,700	@	Altera Corp.	33,813
1,400		Analog Devices, Inc.	45,528
4,350		Applied Materials, Inc.	78,213
1,495	@	Freescale Semiconductor, Inc.	59,695
16,510		Intel Corp.	352,489
600		KLA-Tencor Corp.	31,002
850		Linear Technology Corp.	27,319
1,200	@	LSI Logic Corp.	12,792
850		Maxim Integrated Products	26,758
3,400	@	Micron Technology, Inc.	49,640
1,450		National Semiconductor Corp.	35,076
450	@	Novellus Systems, Inc.	14,049
400	@	Nvidia Corp.	14,796
400	@	QLogic Corp.	8,900
1,800		Texas Instruments, Inc.	53,190
900		Xilinx, Inc.	24,120
			916,991

Shares			Value
	Software: 0.9%
1,700	@	Adobe Systems, Inc.	$68,221
930	@	Autodesk, Inc.	38,297
1,600		Automatic Data Processing, Inc.	77,168
1,020	@	BMC Software, Inc.	33,211
1,500		CA, Inc.	32,550
450	@	Citrix Systems, Inc.	12,933
1,650	@	Compuware Corp.	13,844
920	@	Electronic Arts, Inc.	51,382
500		Fidelity National Information Services, Inc.	19,950
2,107		First Data Corp.	53,202
650	@	Fiserv, Inc.	33,222
550		IMS Health, Inc.	15,109
900	@	Intuit, Inc.	28,332
24,850		Microsoft Corp.	728,851
900	@	Novell, Inc.	5,652
11,550	@	Oracle Corp.	219,797
284	@	Parametric Technology Corp.	5,498
950		Paychex, Inc.	37,440
			1,474,659
	Telecommunications: 1.6%
1,100		Alltel Corp.	62,414
10,956		AT&T, Inc.	371,518
2,250	@	Avaya, Inc.	28,755
5,450		BellSouth Corp.	243,016
600		CenturyTel, Inc.	25,530
29,350	@	Cisco Systems, Inc.	788,928
1,000		Citizens Communications Co.	14,170
500	@	Comverse Technology, Inc.	9,760
4,300	@	Corning, Inc.	92,708
401		Embarq Corp.	20,631
600	@	JDS Uniphase Corp.	11,088
1,600	@	Juniper Networks, Inc.	34,064
9,790		Motorola, Inc.	217,044
4,700		Qualcomm, Inc.	171,973
4,400	@	Qwest Communications International, Inc.	33,836
8,924		Sprint Nextel Corp.	174,107
1,150	@	Tellabs, Inc.	11,546
8,250		Verizon Communications, Inc.	288,255
1,310		Windstream Corp.	18,261
			2,617,604
	Textiles: 0.0%
450		Cintas Corp.	18,990
			18,990
	Toys/Games/Hobbies: 0.0%
800		Hasbro, Inc.	21,400
1,300		Mattel, Inc.	28,535
			49,935
	Transportation: 0.2%
1,000		Burlington Northern Santa Fe Corp.	75,160
1,300		CSX Corp.	46,618
850		FedEx Corp.	98,116
1,200		Norfolk Southern Corp.	59,100
200		Ryder System, Inc.	10,434
800		Union Pacific Corp.	72,394
			361,822
		Total Common Stock (Cost $25,950,201)	37,312,627

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.9%

	Federal National Mortgage Association: 75.9%
$127,000,000	5.300%, due 06/05/07	$123,681,744
	Total U.S. Government Agency Obligations (Cost $123,985,359)	123,681,744
U.S. TREASURY OBLIGATIONS: 0.7%
	U.S. Treasury Principal Only STRIP: 0.7%
1,146,000	5.060%, due 05/15/07	1,120,578
	Total U.S. Treasury Obligations (Cost $1,120,632)	1,120,578
	Total Long-Term Investments (Cost $151,056,192)	162,114,949
SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
1,630,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $1,630,240 to be received upon repurchase (Collateralized by $1,690,000 Federal National Mortgage Association, 3.750%-5.500%, Market Value plus accrued interest $1,678,640, due 11/09/07-06/19/28)	1,630,000
Total Short-Term Investments (Cost $1,630,000)		1,630,000

Total Investments in Securities (Cost $152,686,192)*	100.5%	$163,744,949
Other Assets and Liabilities - Net	(0.5)	(786,674)
Net Assets	100.0%	$162,958,275

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $154,347,467.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,846,381
Gross Unrealized Depreciation	(448,899)
Net Unrealized Appreciation	$9,397,482

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 51.7%
	Advertising: 0.1%
3,950		Omnicom Group	$403,532
			403,532
	Aerospace/Defense: 1.2%
10,500		Boeing Co.	929,565
7,300		General Dynamics Corp.	546,332
1,600		Goodrich Corp.	72,000
2,200		L-3 Communications Holdings, Inc.	180,950
6,400		Lockheed Martin Corp.	578,880
4,753		Northrop Grumman Corp.	318,118
10,152		Raytheon Co.	518,158
900		Rockwell Collins, Inc.	54,297
13,420		United Technologies Corp.	865,993
			4,064,293
	Agriculture: 0.9%
27,700		Altria Group, Inc.	2,332,617
7,850		Archer-Daniels-Midland Co.	275,535
2,240		Reynolds American, Inc.	143,898
2,200		UST, Inc.	123,156
			2,875,206
	Airlines: 0.0%
10,500		Southwest Airlines Co.	164,955
			164,955
	Apparel: 0.3%
8,600	@	Coach, Inc.	371,606
2,370		Jones Apparel Group, Inc.	79,632
2,380		Liz Claiborne, Inc.	101,745
3,130		Nike, Inc.	309,714
1,210		VF Corp.	94,852
			957,549
	Auto Manufacturers: 0.2%
22,220		Ford Motor Co.	180,649
2,800		General Motors Corp.	81,844
4,500		Paccar, Inc.	293,850
			556,343
	Auto Parts & Equipment: 0.1%
3,100	@	Goodyear Tire & Rubber Co.	52,235
2,600		Johnson Controls, Inc.	211,458
			263,693
	Banks: 4.0%
81,692		Bank of America Corp.	4,399,114
10,150		Bank of New York Co., Inc.	360,731
6,598		BB&T Corp.	283,780
4,080		Capital One Financial Corp.	317,750
2,850		Comerica, Inc.	166,013
1,000		Commerce Bancorp., Inc.	34,760
1,800		Compass Bancshares, Inc.	102,852
6,650		Fifth Third Bancorp.	262,210
950		First Horizon National Corp.	37,867
2,900		Huntington Bancshares, Inc.	70,499
5,400		Keycorp	194,940
1,200		M&T Bank Corp.	142,368
3,350		Marshall & Ilsley Corp.	153,397
5,850		Mellon Financial Corp.	235,346
9,990		National City Corp.	360,639

Shares			Value
6,100		North Fork Bancorp., Inc.	$171,227
2,650		Northern Trust Corp.	150,944
3,850		PNC Financial Services Group, Inc.	272,157
13,088		Regions Financial Corp.	479,675
4,350		State Street Corp.	270,266
4,800		SunTrust Banks, Inc.	391,920
3,884		Synovus Financial Corp.	116,598
23,500		US Bancorp.	790,540
34,842		Wachovia Corp.	1,888,088
44,600		Wells Fargo & Co.	1,571,704
1,250		Zions Bancorp.	97,800
			13,323,185
	Beverages: 1.1%
13,800		Anheuser-Busch Cos., Inc.	655,638
1,410		Brown-Forman Corp.	97,925
27,000		Coca-Cola Co.	1,264,410
4,300		Coca-Cola Enterprises, Inc.	87,935
2,500	@	Constellation Brands, Inc.	69,950
600		Molson Coors Brewing Co.	42,648
2,150		Pepsi Bottling Group, Inc.	67,338
21,810		PepsiCo, Inc.	1,351,566
			3,637,410
	Biotechnology: 0.5%
15,550	@	Amgen, Inc.	1,104,050
4,400	@	Biogen Idec, Inc.	229,944
4,850	@	Celgene Corp.	270,291
1,300	@	Genzyme Corp.	83,720
1,300	@	Medimmune, Inc.	42,497
750	@	Millipore Corp.	51,308
			1,781,810
	Building Materials: 0.1%
850		American Standard Cos., Inc.	38,089
5,900		Masco Corp.	169,271
			207,360
	Chemicals: 0.8%
1,150		Air Products & Chemicals, Inc.	79,511
900		Ashland, Inc.	60,849
14,350		Dow Chemical Co.	574,144
2,500		Ecolab, Inc.	110,875
13,800		EI DuPont de Nemours & Co.	647,634
1,200		International Flavors & Fragrances, Inc.	56,532
8,100		Monsanto Co.	389,367
4,200		PPG Industries, Inc.	270,060
4,800		Praxair, Inc.	299,520
2,300		Rohm & Haas Co.	120,106
2,250		Sherwin-Williams Co.	140,738
800		Sigma-Aldrich Corp.	60,888
			2,810,224
	Coal: 0.0%
3,610		Peabody Energy Corp.	166,096
			166,096
	Commercial Services: 0.4%
3,200	@	Apollo Group, Inc.	124,128
2,300	@	Convergys Corp.	55,476
2,560		Equifax, Inc.	97,254
4,410		H&R Block, Inc.	105,840

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
6,760		McKesson Corp.	$333,944
1,650	@	Monster Worldwide, Inc.	72,023
4,300		Moody's Corp.	298,764
2,300		Robert Half International, Inc.	88,757
2,500		RR Donnelley & Sons Co.	88,175
9,028		Western Union Co.	205,838
			1,470,199
	Computers: 2.4%
1,500	@	Affiliated Computer Services, Inc.	75,825
1,910	@	Cognizant Technology Solutions Corp.	155,780
2,550	@	Computer Sciences Corp.	133,110
51,640	@	Dell, Inc.	1,406,674
6,850		Electronic Data Systems Corp.	185,909
27,900	@	EMC Corp.	365,769
61,650		Hewlett-Packard Co.	2,432,709
27,200		International Business Machines Corp.	2,500,224
2,150	@	Lexmark International, Inc.	148,307
2,900	@	NCR Corp.	124,439
4,550	@	Network Appliance, Inc.	178,406
2,500	@	Sandisk Corp.	111,000
45,100	@	Sun Microsystems, Inc.	244,442
3,800	@	Unisys Corp.	27,398
			8,089,992
	Cosmetics/Personal Care: 1.0%
5,900		Avon Products, Inc.	192,576
6,850		Colgate-Palmolive Co.	445,593
2,900		Estee Lauder Cos., Inc.	119,741
42,055		Procter & Gamble Co.	2,640,633
			3,398,543
	Distribution/Wholesale: 0.0%
1,200		WW Grainger, Inc.	86,832
			86,832
	Diversified Financial Services: 4.7%
16,050		American Express Co.	942,456
3,390		Ameriprise Financial, Inc.	183,399
1,500		Bear Stearns Cos., Inc.	228,720
12,350		Charles Schwab Corp.	226,499
520		Chicago Mercantile Exchange Holdings, Inc.	278,512
4,500		CIT Group, Inc.	234,045
89,200		Citigroup, Inc.	4,423,428
8,008		Countrywide Financial Corp.	318,078
4,600	@	E*Trade Financial Corp.	110,722
12,850		Fannie Mae	732,836
1,450		Federated Investors, Inc.	48,111
2,200		Franklin Resources, Inc.	234,828
9,200		Freddie Mac	617,872
5,750		Goldman Sachs Group, Inc.	1,120,100
2,800		Janus Capital Group, Inc.	56,728
62,100		JPMorgan Chase & Co.	2,873,988
7,100		Lehman Brothers Holdings, Inc.	523,057
11,700		Merrill Lynch & Co., Inc.	1,022,931
14,350		Morgan Stanley	1,092,896
5,650		SLM Corp.	258,996
3,600		T. Rowe Price Group, Inc.	155,988
			15,684,190

Shares			Value
	Electric: 1.5%
14,400	@	AES Corp.	$336,528
2,300	@	Allegheny Energy, Inc.	102,028
3,300		Ameren Corp.	180,543
6,550		American Electric Power Co., Inc.	271,891
3,800		Centerpoint Energy, Inc.	62,130
5,350	@	CMS Energy Corp.	86,724
2,850		Constellation Energy Group, Inc.	195,539
2,900		DTE Energy Co.	136,561
6,500	@	Dynegy, Inc.	44,135
5,610		Edison International	257,948
3,600		Entergy Corp.	328,752
11,600		Exelon Corp.	704,468
5,300		FirstEnergy Corp.	317,152
6,070		PG&E Corp.	278,795
1,700		Pinnacle West Capital Corp.	83,878
6,600		PPL Corp.	239,910
1,400		Progress Energy, Inc.	66,878
4,000		Public Service Enterprise Group, Inc.	268,880
11,900		Southern Co.	431,375
3,400		TECO Energy, Inc.	57,766
7,940		TXU Corp.	455,677
6,800		Xcel Energy, Inc.	156,128
			5,063,686
	Electrical Components & Equipment: 0.2%
5,400		Emerson Electric Co.	468,180
1,800		Molex, Inc.	57,600
			525,780
	Electronics: 0.3%
6,800	@	Agilent Technologies, Inc.	216,512
3,700		Applera Corp. - Applied Biosystems Group	134,828
3,730		Jabil Circuit, Inc.	105,783
2,900		PerkinElmer, Inc.	62,843
3,400		Symbol Technologies, Inc.	50,388
5,400	@	Thermo Electron Corp.	236,682
1,650	@	Waters Corp.	82,566
			889,602
	Entertainment: 0.0%
1,800		International Game Technology	78,804
			78,804
	Environmental Control: 0.1%
3,400	@	Allied Waste Industries, Inc.	43,112
9,800		Waste Management, Inc.	358,778
			401,890
	Food: 0.6%
5,200		Campbell Soup Co.	197,964
6,950		ConAgra Foods, Inc.	178,615
1,700	@	Dean Foods Co.	72,794
7,950		General Mills, Inc.	444,803
900		Hershey Co.	47,673
4,050		HJ Heinz Co.	180,023
3,550		Kellogg Co.	176,719
9,200		Kroger Co.	197,432
2,500		McCormick & Co., Inc.	96,800
5,900		Safeway, Inc.	181,779
3,751		Sara Lee Corp.	62,192
2,382		Supervalu, Inc.	81,607

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
1,800		Whole Foods Market, Inc.	$87,840
			2,006,241
	Forest Products & Paper: 0.2%
6,400		International Paper Co.	211,840
2,700		MeadWestvaco Corp.	79,650
2,250		Plum Creek Timber Co., Inc.	83,835
2,200		Temple-Inland, Inc.	86,020
1,200		Weyerhaeuser Co.	77,616
			538,961
	Gas: 0.1%
2,800		KeySpan Corp.	114,884
800		Nicor, Inc.	39,640
4,400		NiSource, Inc.	108,504
4,400		Sempra Energy	239,800
			502,828
	Hand/Machine Tools: 0.1%
1,220		Black & Decker Corp.	104,774
1,300		Snap-On, Inc.	61,750
1,700		Stanley Works	86,734
			253,258
	Healthcare-Products: 1.5%
700		Bausch & Lomb, Inc.	33,894
8,050		Baxter International, Inc.	360,157
3,280		Becton Dickinson & Co.	235,242
14,400	@	Boston Scientific Corp.	227,808
1,200		CR Bard, Inc.	98,748
38,750		Johnson & Johnson	2,554,013
15,200		Medtronic, Inc.	792,376
1,900	@	Patterson Cos., Inc.	70,509
1,700	@	St. Jude Medical, Inc.	63,359
4,000		Stryker Corp.	207,440
3,200	@	Zimmer Holdings, Inc.	233,472
			4,877,018
	Healthcare-Services: 1.1%
9,820		Aetna, Inc.	405,664
3,580	@	Coventry Health Care, Inc.	172,305
3,500	@	Humana, Inc.	189,350
2,250	@	Laboratory Corp. of America Holdings	159,300
900		Manor Care, Inc.	42,768
2,100		Quest Diagnostics	111,657
30,300		UnitedHealth Group, Inc.	1,487,124
13,930	@	WellPoint, Inc.	1,054,083
			3,622,251
	Home Builders: 0.0%
700		Lennar Corp.	36,750
			36,750
	Home Furnishings: 0.1%
1,500		Harman International Industries, Inc.	155,760
1,000		Whirlpool Corp.	85,300
			241,060
	Household Products/Wares: 0.2%
300		Avery Dennison Corp.	20,241
1,850		Fortune Brands, Inc.	149,665

Shares			Value
6,100		Kimberly-Clark Corp.	$405,467
			575,373
	Housewares: 0.0%
3,800		Newell Rubbermaid, Inc.	108,262
			108,262
	Insurance: 2.9%
4,050	@@	ACE Ltd.	230,202
6,500		Aflac, Inc.	286,910
11,250		Allstate Corp.	714,150
1,700		AMBAC Financial Group, Inc.	145,588
34,450		American International Group, Inc.	2,422,524
4,350		AON Corp.	155,208
7,460		Chubb Corp.	386,130
1,780		Cigna Corp.	224,369
3,141		Cincinnati Financial Corp.	139,083
9,500		Genworth Financial, Inc.	311,600
6,900		Hartford Financial Services Group, Inc.	591,744
3,496		Lincoln National Corp.	222,311
8,140		Loews Corp.	324,949
2,900		Marsh & McLennan Cos., Inc.	91,118
2,300		MBIA, Inc.	160,195
13,630		Metlife, Inc.	800,490
1,120		MGIC Investment Corp.	64,915
4,600		Principal Financial Group	265,650
12,800		Progressive Corp.	288,640
8,640		Prudential Financial, Inc.	703,987
2,620		Safeco Corp.	158,693
12,430		St. Paul Travelers Cos., Inc.	643,998
1,200		Torchmark Corp.	75,864
3,800		UnumProvident Corp.	77,824
2,200	@@	XL Capital Ltd.	156,464
			9,642,606
	Internet: 0.4%
4,000	@	Amazon.com, Inc.	161,360
5,750	@	eBay, Inc.	186,013
1,100	@	Google, Inc.	533,412
14,250	@	Symantec Corp.	302,100
3,000	@	VeriSign, Inc.	78,330
			1,261,215
	Iron/Steel: 0.2%
7,900		Nucor Corp.	472,815
3,150		United States Steel Corp.	235,589
			708,404
	Leisure Time: 0.2%
1,450		Brunswick Corp.	46,937
5,450		Carnival Corp.	266,996
3,800		Harley-Davidson, Inc.	280,326
2,400		Sabre Holdings Corp.	65,832
			660,091
	Lodging: 0.1%
3,860		Marriott International, Inc.	174,279
1,200		Starwood Hotels & Resorts Worldwide, Inc.	77,004
2,680	@	Wyndham Worldwide Corp.	85,063
			336,346

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Construction & Mining: 0.2%
8,700		Caterpillar, Inc.	$539,661
			539,661
	Machinery-Diversified: 0.1%
1,200		Cummins, Inc.	143,904
1,100		Deere & Co.	105,600
2,300		Rockwell Automation, Inc.	149,684
			399,188
	Media: 1.3%
14,300		CBS Corp.	425,425
6,100		Clear Channel Communications, Inc.	214,476
27,700	@	Comcast Corp.	1,120,742
1,100		EW Scripps Co.	53,746
2,900		Gannett Co., Inc.	172,608
6,470		McGraw-Hill Cos., Inc.	431,226
450		Meredith Corp.	24,345
31,650		News Corp., Inc.	651,990
1,100	@	Univision Communications, Inc.	39,149
37,350		Walt Disney Co.	1,234,418
			4,368,125
	Mining: 0.2%
2,700		Freeport-McMoRan Copper & Gold, Inc.	169,749
2,650		Phelps Dodge Corp.	325,950
1,200		Vulcan Materials Co.	106,464
			602,163
	Miscellaneous Manufacturing: 2.7%
10,000		3M Co.	814,600
1,600		Cooper Industries Ltd.	146,304
2,800		Danaher Corp.	204,736
2,550		Dover Corp.	128,265
5,300		Eastman Kodak Co.	137,906
3,100		Eaton Corp.	238,948
138,050		General Electric Co.	4,870,404
14,600		Honeywell International, Inc.	627,508
5,400		Illinois Tool Works, Inc.	254,880
4,400	@@	Ingersoll-Rand Co.	171,644
2,700		ITT Corp.	145,665
2,500		Leggett & Platt, Inc.	59,450
2,750		Parker Hannifin Corp.	229,570
1,930		Textron, Inc.	188,079
26,700	@@	Tyco International Ltd.	808,743
			9,026,702
	Office/Business Equipment: 0.1%
3,700		Pitney Bowes, Inc.	170,533
20,400	@	Xerox Corp.	336,600
			507,133
	Oil & Gas: 5.1%
5,100		Anadarko Petroleum Corp.	251,736
1,500		Apache Corp.	104,895
43,503		Chevron Corp.	3,146,137
20,001		ConocoPhillips	1,346,067
5,400		Devon Energy Corp.	396,198
2,900		EOG Resources, Inc.	204,537
117,750		ExxonMobil Corp.	9,044,378
1,080		Hess Corp.	54,292
7,400		Marathon Oil Corp.	698,412

Shares			Value
3,200	@,@@	Nabors Industries Ltd.	$108,032
1,600		Noble Corp.	123,600
10,480		Occidental Petroleum Corp.	527,563
2,000		Sunoco, Inc.	136,320
3,700	@	Transocean, Inc.	288,415
9,600		Valero Energy Corp.	528,672
4,300		XTO Energy, Inc.	217,580
			17,176,834
	Oil & Gas Services: 0.7%
3,700		Baker Hughes, Inc.	271,691
1,300		BJ Services Co.	43,901
21,350		Halliburton Co.	720,349
2,000	@	National Oilwell Varco, Inc.	133,020
14,400		Schlumberger Ltd.	986,112
1,600	@	Weatherford International Ltd.	71,856
			2,226,929
	Packaging & Containers: 0.1%
2,200		Ball Corp.	94,072
1,500		Bemis Co.	51,195
2,700	@	Pactiv Corp.	93,015
1,400		Sealed Air Corp.	83,314
			321,596
	Pharmaceuticals: 2.8%
20,200		Abbott Laboratories	942,532
750		Allergan, Inc.	87,435
4,160		AmerisourceBergen Corp.	191,318
1,400	@	Barr Pharmaceuticals, Inc.	71,512
10,500		Bristol-Myers Squibb Co.	260,715
5,460		Cardinal Health, Inc.	352,825
5,250		Caremark Rx, Inc.	248,325
4,800		Eli Lilly & Co.	257,232
2,300	@	Express Scripts, Inc.	156,860
5,750	@	Forest Laboratories, Inc.	280,025
5,900	@	Gilead Sciences, Inc.	388,928
1,940	@	Hospira, Inc.	63,632
4,300	@	King Pharmaceuticals, Inc.	71,079
3,748	@	Medco Health Solutions, Inc.	188,187
39,250		Merck & Co., Inc.	1,747,018
4,800		Mylan Laboratories	97,392
96,570		Pfizer, Inc.	2,654,709
26,700		Schering-Plough Corp.	587,667
1,700	@	Watson Pharmaceuticals, Inc.	43,639
17,850		Wyeth	861,798
			9,552,828
	Pipelines: 0.1%
7,500		El Paso Corp.	109,500
6,500		Williams Cos., Inc.	180,440
			289,940
	Real Estate: 0.0%
2,500	@	CB Richard Ellis Group, Inc.	82,325
2,809	@	Realogy Corp.	73,287
			155,612
	Real Estate Investment Trusts: 0.2%
1,550		Apartment Investment & Management Co.	89,342
600		Boston Properties, Inc.	70,230
4,590		Equity Office Properties Trust	221,238
1,200		Prologis	78,204

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Real Estate Investment Trusts (continued)
1,000		Public Storage, Inc.	$96,280
700		Vornado Realty Trust	88,277
			643,571
	Retail: 2.8%
500	@	Autozone, Inc.	56,805
4,150	@	Bed Bath & Beyond, Inc.	160,813
5,550		Best Buy Co., Inc.	305,084
2,500	@	Big Lots, Inc.	55,775
2,450		Circuit City Stores, Inc.	61,152
5,750		Costco Wholesale Corp.	300,495
10,200		CVS Corp.	293,454
1,550		Darden Restaurants, Inc.	62,233
3,250		Family Dollar Stores, Inc.	90,643
12,534		Federated Department Stores, Inc.	527,556
11,220		Gap, Inc.	210,038
11,190		Home Depot, Inc.	424,884
2,750		JC Penney Co., Inc.	212,685
7,100	@	Kohl's Corp.	494,160
4,200		Limited Brands, Inc.	133,098
20,280		Lowe's Cos., Inc.	611,645
16,600		McDonald's Corp.	696,702
4,800		Nordstrom, Inc.	235,296
6,350	@	Office Depot, Inc.	240,411
1,200		OfficeMax, Inc.	56,484
990	@	Sears Holding Corp.	169,706
8,935		Staples, Inc.	227,574
13,500	@	Starbucks Corp.	476,415
11,350		Target Corp.	659,322
10,400		TJX Cos., Inc.	285,168
13,500		Walgreen Co.	546,615
32,600		Wal-Mart Stores, Inc.	1,502,860
1,750		Wendy's International, Inc.	56,998
3,150		Yum! Brands, Inc.	192,749
			9,346,820
	Savings & Loans: 0.2%
12,756		Washington Mutual, Inc.	557,182
			557,182
	Semiconductors: 1.3%
12,200	@	Advanced Micro Devices, Inc.	263,154
7,500	@	Altera Corp.	149,175
6,000		Analog Devices, Inc.	195,120
18,700		Applied Materials, Inc.	336,226
6,590	@	Freescale Semiconductor, Inc.	263,139
76,400		Intel Corp.	1,631,140
2,700		KLA-Tencor Corp.	139,509
3,800		Linear Technology Corp.	122,132
9,000	@	LSI Logic Corp.	95,940
4,000		Maxim Integrated Products	125,920
15,100	@	Micron Technology, Inc.	220,460
3,650		National Semiconductor Corp.	88,294
2,300	@	Novellus Systems, Inc.	71,806
1,900	@	Nvidia Corp.	70,281
3,500	@	QLogic Corp.	77,875
3,500	@	Teradyne, Inc.	52,150
8,200		Texas Instruments, Inc.	242,310
4,500		Xilinx, Inc.	120,600
			4,265,231

Shares			Value
	Software: 2.0%
7,720	@	Adobe Systems, Inc.	$309,804
3,000	@	Autodesk, Inc.	123,540
7,750		Automatic Data Processing, Inc.	373,783
4,260	@	BMC Software, Inc.	138,706
6,500		CA, Inc.	141,050
2,150	@	Citrix Systems, Inc.	61,791
8,000	@	Compuware Corp.	67,120
3,900	@	Electronic Arts, Inc.	217,815
2,200		Fidelity National Information Services, Inc.	87,780
9,028		First Data Corp.	227,957
2,350	@	Fiserv, Inc.	120,109
3,050		IMS Health, Inc.	83,784
4,700	@	Intuit, Inc.	147,956
114,450		Microsoft Corp.	3,356,819
5,400	@	Novell, Inc.	33,912
53,460	@	Oracle Corp.	1,017,344
1,288	@	Parametric Technology Corp.	24,936
4,900		Paychex, Inc.	193,109
			6,727,315
	Telecommunications: 3.6%
5,200		Alltel Corp.	295,048
51,454		AT&T, Inc.	1,744,805
8,150	@	Avaya, Inc.	104,157
24,300		BellSouth Corp.	1,083,537
2,750		CenturyTel, Inc.	117,013
137,500	@	Cisco Systems, Inc.	3,696,000
4,300		Citizens Communications Co.	60,931
2,700	@	Comverse Technology, Inc.	52,704
20,000	@	Corning, Inc.	431,200
1,921		Embarq Corp.	98,835
2,800	@	JDS Uniphase Corp.	51,744
6,900	@	Juniper Networks, Inc.	146,901
43,840		Motorola, Inc.	971,933
21,850		Qualcomm, Inc.	799,492
19,100	@	Qwest Communications International, Inc.	146,879
38,620		Sprint Nextel Corp.	753,476
6,350	@	Tellabs, Inc.	63,754
38,450		Verizon Communications, Inc.	1,343,443
5,740		Windstream Corp.	80,016
			12,041,868
	Textiles: 0.0%
2,150		Cintas Corp.	90,730
			90,730
	Toys/Games/Hobbies: 0.1%
3,700		Hasbro, Inc.	98,975
5,350		Mattel, Inc.	117,433
			216,408
	Transportation: 0.5%
4,950		Burlington Northern Santa Fe Corp.	372,042
5,840		CSX Corp.	209,422
4,100		FedEx Corp.	473,263
5,050		Norfolk Southern Corp.	248,713
800		Ryder System, Inc.	41,736
3,650		Union Pacific Corp.	330,375
			1,675,551
		Total Common Stock (Cost $123,286,623)	173,003,225

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.0%

	Federal National Mortgage Association: 45.0%
$157,000,000	5.250%, due 10/05/07	$150,346,183
	Total U.S. Government Agency Obligations (Cost $152,870,046)	150,346,183
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Principal Only STRIP: 3.0%
10,398,000	5.020%, due 08/15/07	10,044,010
	Total U.S. Treasury Obligations (Cost $10,049,200)	10,044,010
	Total Long-Term Investments (Cost $286,205,869)	333,393,418
SHORT-TERM INVESTMENTS: 0.7%

	Repurchase Agreement: 0.7%
2,183,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $2,183,321 to be received upon repurchase (Collateralized by $2,325,000 Federal National Mortgage Association, 3.550%-5.500%, Market Value plus accrued interest $2,273,540, due 06/17/10-06/19/28)	2,183,000
	Total Short-Term Investments (Cost $2,183,000)	2,183,000

Total Investments in Securities (Cost $288,388,869)*	100.4%	$335,576,418
Other Assets and Liabilities - Net	(0.4)	(1,203,045)
Net Assets	100.0%	$334,373,373

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $290,153,868.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,659,074
Gross Unrealized Depreciation	(3,236,524)
Net Unrealized Appreciation	$45,422,550

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 41.6%
		Advertising: 0.1%
2,350		Omnicom Group	$240,076
			240,076
		Aerospace/Defense: 1.0%
6,900		Boeing Co.	610,857
4,700		General Dynamics Corp.	351,748
900		Goodrich Corp.	40,500
1,450		L-3 Communications Holdings, Inc.	119,263
4,170		Lockheed Martin Corp.	377,177
2,717		Northrop Grumman Corp.	181,849
6,631		Raytheon Co.	338,446
600		Rockwell Collins, Inc.	36,198
8,800		United Technologies Corp.	567,864
			2,623,902
		Agriculture: 0.7%
18,250		Altria Group, Inc.	1,536,833
5,720		Archer-Daniels-Midland Co.	200,772
1,180		Reynolds American, Inc.	75,803
1,300		UST, Inc.	72,774
			1,886,182
		Airlines: 0.0%
6,800		Southwest Airlines Co.	106,828
			106,828
		Apparel: 0.2%
5,620	@	Coach, Inc.	242,840
1,060		Jones Apparel Group, Inc.	35,616
1,550		Liz Claiborne, Inc.	66,263
2,040		Nike, Inc.	201,858
660		VF Corp.	51,737
			598,314
		Auto Manufacturers: 0.1%
14,180		Ford Motor Co.	115,283
1,800		General Motors Corp.	52,614
2,900		Paccar, Inc.	189,370
			357,267
		Auto Parts & Equipment: 0.1%
1,600	@	Goodyear Tire & Rubber Co.	26,960
1,550		Johnson Controls, Inc.	126,062
			153,022
		Banks: 3.2%
53,257		Bank of America Corp.	2,867,889
6,450		Bank of New York Co., Inc.	229,233
4,163		BB&T Corp.	179,051
2,650		Capital One Financial Corp.	206,382
1,600		Comerica, Inc.	93,200
1,100		Compass Bancshares, Inc.	62,854
4,900		Fifth Third Bancorp.	193,207
1,100		First Horizon National Corp.	43,846
1,650		Huntington Bancshares, Inc.	40,112
3,200		Keycorp	115,520
650		M&T Bank Corp.	77,116
1,800		Marshall & Ilsley Corp.	82,422
3,500		Mellon Financial Corp.	140,805
7,100		National City Corp.	256,310
3,600		North Fork Bancorp., Inc.	101,052

Shares			Value
1,600		Northern Trust Corp.	$91,136
2,250		PNC Financial Services Group, Inc.	159,053
8,551		Regions Financial Corp.	313,394
2,650		State Street Corp.	164,645
3,150		SunTrust Banks, Inc.	257,198
2,449		Synovus Financial Corp.	73,519
15,450		US Bancorp.	519,738
22,348		Wachovia Corp.	1,211,038
29,300		Wells Fargo & Co.	1,032,532
850		Zions Bancorp.	66,504
			8,577,756
		Beverages: 0.9%
9,000		Anheuser-Busch Cos., Inc.	427,590
680		Brown-Forman Corp.	47,226
17,800		Coca-Cola Co.	833,574
2,550		Coca-Cola Enterprises, Inc.	52,148
1,500	@	Constellation Brands, Inc.	41,970
400		Molson Coors Brewing Co.	28,432
1,750		Pepsi Bottling Group, Inc.	54,810
14,360		PepsiCo, Inc.	889,889
			2,375,639
		Biotechnology: 0.4%
10,200	@	Amgen, Inc.	724,200
2,600	@	Biogen Idec, Inc.	135,876
3,100	@	Celgene Corp.	172,763
850	@	Genzyme Corp.	54,740
800	@	Medimmune, Inc.	26,152
450	@	Millipore Corp.	30,785
			1,144,516
		Building Materials: 0.1%
1,400		American Standard Cos., Inc.	62,734
3,500		Masco Corp.	100,415
			163,149
		Chemicals: 0.7%
700		Air Products & Chemicals, Inc.	48,398
600		Ashland, Inc.	40,566
9,500		Dow Chemical Co.	380,095
1,600		Ecolab, Inc.	70,960
9,100		EI DuPont de Nemours & Co.	427,063
800		International Flavors & Fragrances, Inc.	37,688
5,300		Monsanto Co.	254,771
2,750		PPG Industries, Inc.	176,825
3,150		Praxair, Inc.	196,560
1,450		Rohm & Haas Co.	75,719
1,350		Sherwin-Williams Co.	84,443
500		Sigma-Aldrich Corp.	38,055
			1,831,143
		Coal: 0.0%
2,340		Peabody Energy Corp.	107,663
			107,663
		Commercial Services: 0.4%
1,900	@	Apollo Group, Inc.	73,701
1,500	@	Convergys Corp.	36,180
1,550		Equifax, Inc.	58,885
2,600		H&R Block, Inc.	62,400
4,200		McKesson Corp.	207,480
950	@	Monster Worldwide, Inc.	41,468

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
2,800		Moody's Corp.	$194,544
1,550		Robert Half International, Inc.	59,815
1,950		RR Donnelley & Sons Co.	68,777
5,890		Western Union Co.	134,292
			937,542
		Computers: 2.0%
900	@	Affiliated Computer Services, Inc.	45,495
1,240	@	Cognizant Technology Solutions Corp.	101,134
1,500	@	Computer Sciences Corp.	78,300
33,530	@	Dell, Inc.	913,357
4,050		Electronic Data Systems Corp.	109,917
18,800	@	EMC Corp.	246,468
40,600		Hewlett-Packard Co.	1,602,076
17,900		International Business Machines Corp.	1,645,368
1,350	@	Lexmark International, Inc.	93,123
2,100	@	NCR Corp.	90,111
3,240	@	Network Appliance, Inc.	127,040
1,500	@	Sandisk Corp.	66,600
26,400	@	Sun Microsystems, Inc.	143,088
2,000	@	Unisys Corp.	14,420
			5,276,497
		Cosmetics/Personal Care: 0.8%
3,600		Avon Products, Inc.	117,504
4,500		Colgate-Palmolive Co.	292,725
1,500		Estee Lauder Cos., Inc.	61,935
27,675		Procter & Gamble Co.	1,737,713
			2,209,877
		Distribution/Wholesale: 0.0%
850		WW Grainger, Inc.	61,506
			61,506
		Diversified Financial Services: 3.8%
10,600		American Express Co.	622,432
1,960		Ameriprise Financial, Inc.	106,036
940		Bear Stearns Cos., Inc.	143,331
7,900		Charles Schwab Corp.	144,886
290		Chicago Mercantile Exchange Holdings, Inc.	155,324
2,950		CIT Group, Inc.	153,430
58,100		Citigroup, Inc.	2,881,179
5,298		Countrywide Financial Corp.	210,437
3,700	@	E*Trade Financial Corp.	89,059
8,450		Fannie Mae	481,904
800		Federated Investors, Inc.	26,544
1,500		Franklin Resources, Inc.	160,110
6,000		Freddie Mac	402,960
3,800		Goldman Sachs Group, Inc.	740,240
1,600		Janus Capital Group, Inc.	32,416
40,800		JPMorgan Chase & Co.	1,888,224
4,660		Lehman Brothers Holdings, Inc.	343,302
7,700		Merrill Lynch & Co., Inc.	673,211
9,350		Morgan Stanley	712,096
3,200		SLM Corp.	146,688
2,200		T. Rowe Price Group, Inc.	95,326
			10,209,135

Shares			Value
		Electric: 1.2%
9,350	@	AES Corp.	$218,510
1,850	@	Allegheny Energy, Inc.	82,066
2,200		Ameren Corp.	120,362
4,500		American Electric Power Co., Inc.	186,795
2,300		Centerpoint Energy, Inc.	37,605
2,250	@	CMS Energy Corp.	36,473
1,900		Constellation Energy Group, Inc.	130,359
1,900		DTE Energy Co.	89,471
4,300	@	Dynegy, Inc.	29,197
3,320		Edison International	152,654
2,400		Entergy Corp.	219,168
7,600		Exelon Corp.	461,548
3,650		FirstEnergy Corp.	218,416
3,550		PG&E Corp.	163,052
1,100		Pinnacle West Capital Corp.	54,274
4,300		PPL Corp.	156,305
900		Progress Energy, Inc.	42,993
2,550		Public Service Enterprise Group, Inc.	171,411
8,500		Southern Co.	308,125
2,200		TECO Energy, Inc.	37,378
5,260		TXU Corp.	301,871
4,000		Xcel Energy, Inc.	91,840
			3,309,873
		Electrical Components & Equipment: 0.1%
3,550		Emerson Electric Co.	307,785
1,100		Molex, Inc.	35,200
			342,985
		Electronics: 0.2%
4,450	@	Agilent Technologies, Inc.	141,688
1,250		Applera Corp. - Applied Biosystems Group	45,550
1,550		Jabil Circuit, Inc.	43,958
1,500		PerkinElmer, Inc.	32,505
2,000		Symbol Technologies, Inc.	29,640
3,200	@	Thermo Electron Corp.	140,256
1,100	@	Waters Corp.	55,044
			488,641
		Entertainment: 0.0%
1,150		International Game Technology	50,347
			50,347
		Environmental Control: 0.1%
2,200	@	Allied Waste Industries, Inc.	27,896
6,300		Waste Management, Inc.	230,643
			258,539
		Food: 0.5%
3,450		Campbell Soup Co.	131,342
4,050		ConAgra Foods, Inc.	104,085
1,000	@	Dean Foods Co.	42,820
5,200		General Mills, Inc.	290,940
600		Hershey Co.	31,782
2,550		HJ Heinz Co.	113,348
2,000		Kellogg Co.	99,560
6,300		Kroger Co.	135,198
1,100		McCormick & Co., Inc.	42,592
3,550		Safeway, Inc.	109,376

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Food (continued)
2,338		Sara Lee Corp.	$38,764
632		Supervalu, Inc.	21,652
1,100		Whole Foods Market, Inc.	53,680
			1,215,139
		Forest Products & Paper: 0.1%
4,500		International Paper Co.	148,950
1,500		MeadWestvaco Corp.	44,250
1,400		Plum Creek Timber Co., Inc.	52,164
1,800		Temple-Inland, Inc.	70,380
700		Weyerhaeuser Co.	45,276
			361,020
		Gas: 0.1%
1,800		KeySpan Corp.	73,854
400		Nicor, Inc.	19,820
2,900		NiSource, Inc.	71,514
2,550		Sempra Energy	138,975
			304,163
		Hand/Machine Tools: 0.1%
670		Black & Decker Corp.	57,540
900		Snap-On, Inc.	42,750
500		Stanley Works	25,510
			125,800
		Healthcare-Products: 1.2%
500		Bausch & Lomb, Inc.	24,210
5,700		Baxter International, Inc.	255,018
1,920		Becton Dickinson & Co.	137,702
9,200	@	Boston Scientific Corp.	145,544
1,000		CR Bard, Inc.	82,290
25,500		Johnson & Johnson	1,680,705
10,000		Medtronic, Inc.	521,300
1,200	@	Patterson Cos., Inc.	44,532
1,150	@	St. Jude Medical, Inc.	42,861
2,600		Stryker Corp.	134,836
1,900	@	Zimmer Holdings, Inc.	138,624
			3,207,622
		Healthcare-Services: 0.9%
6,410		Aetna, Inc.	264,797
1,935	@	Coventry Health Care, Inc.	93,132
2,390	@	Humana, Inc.	129,299
1,500	@	Laboratory Corp. of America Holdings	106,200
600		Manor Care, Inc.	28,512
1,300		Quest Diagnostics	69,121
19,970		UnitedHealth Group, Inc.	980,128
9,180	@	WellPoint, Inc.	694,651
			2,365,840
		Home Builders: 0.0%
500		Lennar Corp.	26,250
			26,250
		Home Furnishings: 0.1%
900		Harman International Industries, Inc.	93,456
700		Whirlpool Corp.	59,710
			153,166

Shares			Value
		Household Products/Wares: 0.1%
200		Avery Dennison Corp.	$13,494
1,200		Fortune Brands, Inc.	97,080
3,950		Kimberly-Clark Corp.	262,557
			373,131
		Housewares: 0.0%
1,950		Newell Rubbermaid, Inc.	55,556
			55,556
		Insurance: 2.3%
2,860	@@	ACE Ltd.	162,562
4,050		Aflac, Inc.	178,767
7,410		Allstate Corp.	470,387
1,050		AMBAC Financial Group, Inc.	89,922
22,600		American International Group, Inc.	1,589,232
2,550		AON Corp.	90,984
4,880		Chubb Corp.	252,589
1,300		Cigna Corp.	163,865
2,084		Cincinnati Financial Corp.	92,280
6,100		Genworth Financial, Inc.	200,080
4,450		Hartford Financial Services Group, Inc.	381,632
2,212		Lincoln National Corp.	140,661
5,390		Loews Corp.	215,169
1,900		Marsh & McLennan Cos., Inc.	59,698
1,200		MBIA, Inc.	83,580
8,920		Metlife, Inc.	523,872
650		MGIC Investment Corp.	37,674
2,900		Principal Financial Group	167,475
9,080		Progressive Corp.	204,754
5,700		Prudential Financial, Inc.	464,436
1,740		Safeco Corp.	105,392
8,150		St. Paul Travelers Cos., Inc.	422,252
1,250		Torchmark Corp.	79,025
3,000		UnumProvident Corp.	61,440
1,400	@@	XL Capital Ltd.	99,568
			6,337,296
		Internet: 0.3%
2,400	@	Amazon.com, Inc.	96,816
3,700	@	eBay, Inc.	119,695
700	@	Google, Inc.	339,444
8,369	@	Symantec Corp.	177,423
1,900	@	VeriSign, Inc.	49,609
			782,987
		Iron/Steel: 0.2%
5,140		Nucor Corp.	307,629
2,040		United States Steel Corp.	152,572
			460,201
		Leisure Time: 0.2%
850		Brunswick Corp.	27,515
3,500		Carnival Corp.	171,465
2,550		Harley-Davidson, Inc.	188,114
1,500		Sabre Holdings Corp.	41,145
			428,239
		Lodging: 0.1%
3,380		Marriott International, Inc.	152,607
800		Starwood Hotels & Resorts Worldwide, Inc.	51,336

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Lodging (continued)
1,600	@	Wyndham Worldwide Corp.	$50,784
			254,727
		Machinery-Construction & Mining: 0.1%
5,700		Caterpillar, Inc.	353,571
			353,571
		Machinery-Diversified: 0.1%
750		Cummins, Inc.	89,940
700		Deere & Co.	67,200
1,600		Rockwell Automation, Inc.	104,128
			261,268
		Media: 1.1%
9,325		CBS Corp.	277,419
3,900		Clear Channel Communications, Inc.	137,124
18,200	@	Comcast Corp.	736,372
600		EW Scripps Co.	29,316
1,900		Gannett Co., Inc.	113,088
4,170		McGraw-Hill Cos., Inc.	277,931
550		Meredith Corp.	29,755
20,550		News Corp., Inc.	423,330
700		Tribune Co.	22,260
600	@	Univision Communications, Inc.	21,354
24,600		Walt Disney Co.	813,030
			2,880,979
		Mining: 0.1%
1,800		Freeport-McMoRan Copper & Gold, Inc.	113,166
1,740		Phelps Dodge Corp.	214,020
300		Vulcan Materials Co.	26,616
			353,802
		Miscellaneous Manufacturing: 2.2%
6,600		3M Co.	537,636
750		Cooper Industries Ltd.	68,580
2,250		Danaher Corp.	164,520
1,550		Dover Corp.	77,965
3,400		Eastman Kodak Co.	88,468
2,000		Eaton Corp.	154,160
89,950		General Electric Co.	3,173,436
9,600		Honeywell International, Inc.	412,608
3,800		Illinois Tool Works, Inc.	179,360
2,600	@@	Ingersoll-Rand Co.	101,426
1,600		ITT Corp.	86,320
1,500		Leggett & Platt, Inc.	35,670
1,600		Parker Hannifin Corp.	133,568
1,400		Textron, Inc.	136,430
17,500	@@	Tyco International Ltd.	530,075
			5,880,222
		Office/Business Equipment: 0.1%
1,500		Pitney Bowes, Inc.	69,135
14,450	@	Xerox Corp.	238,425
			307,560
		Oil & Gas: 4.1%
3,300		Anadarko Petroleum Corp.	162,888
920		Apache Corp.	64,336
28,261		Chevron Corp.	2,043,836
13,147		ConocoPhillips	884,793

Shares			Value
3,300		Devon Energy Corp.	$242,121
1,650		EOG Resources, Inc.	116,375
76,550		ExxonMobil Corp.	5,879,806
1,500		Hess Corp.	75,405
4,820		Marathon Oil Corp.	454,912
1,900	@,@@	Nabors Industries Ltd.	64,144
1,000		Noble Corp.	77,250
6,900		Occidental Petroleum Corp.	347,346
1,600		Sunoco, Inc.	109,056
2,400	@	Transocean, Inc.	187,080
6,300		Valero Energy Corp.	346,941
2,600		XTO Energy, Inc.	131,560
			11,187,849
		Oil & Gas Services: 0.5%
2,400		Baker Hughes, Inc.	176,232
800		BJ Services Co.	27,016
14,000		Halliburton Co.	472,360
1,300	@	National Oilwell Varco, Inc.	86,463
9,400		Schlumberger Ltd.	643,712
1,000	@	Weatherford International Ltd.	44,910
			1,450,693
		Packaging & Containers: 0.1%
1,000		Ball Corp.	42,760
800		Bemis Co.	27,304
1,100	@	Pactiv Corp.	37,895
800		Sealed Air Corp.	47,608
			155,567
		Pharmaceuticals: 2.3%
13,300		Abbott Laboratories	620,578
450		Allergan, Inc.	52,461
3,100		AmerisourceBergen Corp.	142,569
800	@	Barr Pharmaceuticals, Inc.	40,864
6,800		Bristol-Myers Squibb Co.	168,844
3,240		Cardinal Health, Inc.	209,369
3,580		Caremark Rx, Inc.	169,334
3,100		Eli Lilly & Co.	166,129
1,900	@	Express Scripts, Inc.	129,580
3,750	@	Forest Laboratories, Inc.	182,625
3,950	@	Gilead Sciences, Inc.	260,384
1,270	@	Hospira, Inc.	41,656
2,680	@	King Pharmaceuticals, Inc.	44,300
2,260	@	Medco Health Solutions, Inc.	113,475
25,500		Merck & Co., Inc.	1,135,005
3,100		Mylan Laboratories	62,899
63,490		Pfizer, Inc.	1,745,340
17,400		Schering-Plough Corp.	382,974
1,150	@	Watson Pharmaceuticals, Inc.	29,521
11,700		Wyeth	564,876
			6,262,783
		Pipelines: 0.1%
4,800		El Paso Corp.	70,080
4,150		Williams Cos., Inc.	115,204
			185,284
		Real Estate: 0.0%
1,620	@	CB Richard Ellis Group, Inc.	53,347
1,615	@	Realogy Corp.	42,135
			95,482

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Real Estate Investment Trusts: 0.1%
950		Apartment Investment & Management Co.	$54,758
300		Boston Properties, Inc.	35,115
2,940		Equity Office Properties Trust	141,708
800		Prologis	52,136
300		Public Storage, Inc.	28,884
400		Vornado Realty Trust	50,444
			363,045
		Retail: 2.3%
400	@	Autozone, Inc.	45,444
2,400	@	Bed Bath & Beyond, Inc.	93,000
3,585		Best Buy Co., Inc.	197,067
1,500	@	Big Lots, Inc.	33,465
2,150		Circuit City Stores, Inc.	53,664
3,700		Costco Wholesale Corp.	193,362
7,200		CVS Corp.	207,144
1,900		Darden Restaurants, Inc.	76,285
2,050		Family Dollar Stores, Inc.	57,175
8,092		Federated Department Stores, Inc.	340,592
7,190		Gap, Inc.	134,597
7,270		Home Depot, Inc.	276,042
1,850		JC Penney Co., Inc.	143,079
4,950	@	Kohl's Corp.	344,520
2,700		Limited Brands, Inc.	85,563
13,260		Lowe's Cos., Inc.	399,922
10,800		McDonald's Corp.	453,276
3,000		Nordstrom, Inc.	147,060
3,850	@	Office Depot, Inc.	145,761
700		OfficeMax, Inc.	32,949
1,200		RadioShack Corp.	21,036
650	@	Sears Holding Corp.	111,423
5,710		Staples, Inc.	145,434
8,850	@	Starbucks Corp.	312,317
7,450		Target Corp.	432,771
6,750		TJX Cos., Inc.	185,085
8,780		Walgreen Co.	355,502
21,400		Wal-Mart Stores, Inc.	986,540
1,570		Wendy's International, Inc.	51,135
2,050		Yum! Brands, Inc.	125,440
			6,186,650
		Savings & Loans: 0.1%
8,362		Washington Mutual, Inc.	365,252
			365,252
		Semiconductors: 1.0%
6,400	@	Advanced Micro Devices, Inc.	138,048
4,750	@	Altera Corp.	94,478
3,800		Analog Devices, Inc.	123,576
12,900		Applied Materials, Inc.	231,942
3,554	@	Freescale Semiconductor, Inc.	141,911
50,300		Intel Corp.	1,073,905
1,700		KLA-Tencor Corp.	87,839
2,300		Linear Technology Corp.	73,922
5,900	@	LSI Logic Corp.	62,894
2,400		Maxim Integrated Products	75,552
10,800	@	Micron Technology, Inc.	157,680
2,350		National Semiconductor Corp.	56,847
1,550	@	Novellus Systems, Inc.	48,391
1,200	@	Nvidia Corp.	44,388
2,200	@	QLogic Corp.	48,950

Shares			Value
2,300	@	Teradyne, Inc.	$34,270
5,300		Texas Instruments, Inc.	156,615
2,600		Xilinx, Inc.	69,680
			2,720,888
		Software: 1.6%
4,690	@	Adobe Systems, Inc.	188,210
2,550	@	Autodesk, Inc.	105,009
4,550		Automatic Data Processing, Inc.	219,447
2,600	@	BMC Software, Inc.	84,656
3,800		CA, Inc.	82,460
2,150	@	Citrix Systems, Inc.	61,791
4,050	@	Compuware Corp.	33,980
2,350	@	Electronic Arts, Inc.	131,248
1,410		Fidelity National Information Services, Inc.	56,259
5,890		First Data Corp.	148,723
1,550	@	Fiserv, Inc.	79,221
1,500		IMS Health, Inc.	41,205
2,700	@	Intuit, Inc.	84,996
75,200		Microsoft Corp.	2,205,616
2,600	@	Novell, Inc.	16,328
35,140	@	Oracle Corp.	668,714
1,580	@	Parametric Technology Corp.	30,589
2,800		Paychex, Inc.	110,348
			4,348,800
		Telecommunications: 2.9%
3,400		Alltel Corp.	192,916
33,736		AT&T, Inc.	1,143,988
5,400	@	Avaya, Inc.	69,012
15,800		BellSouth Corp.	704,522
1,500		CenturyTel, Inc.	63,825
90,400	@	Cisco Systems, Inc.	2,429,952
2,600		Citizens Communications Co.	36,842
1,600	@	Comverse Technology, Inc.	31,232
13,550	@	Corning, Inc.	292,138
1,185		Embarq Corp.	60,968
1,800	@	JDS Uniphase Corp.	33,264
4,400	@	Juniper Networks, Inc.	93,676
28,780		Motorola, Inc.	638,053
14,350		Qualcomm, Inc.	525,067
12,200	@	Qwest Communications International, Inc.	93,818
26,002		Sprint Nextel Corp.	507,299
3,100	@	Tellabs, Inc.	31,124
25,250		Verizon Communications, Inc.	882,235
3,723		Windstream Corp.	51,899
			7,881,830
		Textiles: 0.0%
1,500		Cintas Corp.	63,300
			63,300
		Toys/Games/Hobbies: 0.1%
2,150		Hasbro, Inc.	57,513
3,150		Mattel, Inc.	69,143
			126,656
		Transportation: 0.4%
3,150		Burlington Northern Santa Fe Corp.	236,754
3,240		CSX Corp.	116,186
2,700		FedEx Corp.	311,661

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value
	Transportation (continued)
3,250	Norfolk Southern Corp.	$160,063
500	Ryder System, Inc.	26,085
2,150	Union Pacific Corp.	194,592
		1,045,341
Total Common Stock (Cost $101,838,094)		112,238,358
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.9%
	Federal National Mortgage Association: 54.9%
$157,000,000	5.100%, due 01/22/08	148,308,323
		148,308,323
Total U.S. Government Agency Obligations (Cost $151,235,544)		148,308,323
U.S. TREASURY OBLIGATIONS: 2.9%
	U.S. Treasury Principal Only STRIP: 2.9%
8,203,000	4.910%, due 11/15/07	7,834,382
		7,834,382
Total U.S. Treasury Obligations (Cost $7,839,154)		7,834,382
Total Long-Term Investments (Cost $260,912,792)		268,381,063
SHORT-TERM INVESTMENTS: 1.0%
Repurchase Agreement: 1.0%

2,779,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $2,779,408 to be received upon repurchase (Collateralized by $2,915,000 Federal National Mortgage Association, 2.600%-3.550%, Market Value plus accrued interest $2,875,155, due 12/20/07-06/17/10)	2,779,000
Total Short-Term Investments (Cost $2,779,000)		2,779,000

Total Investments in Securities (Cost $263,691,792)*	100.4%	$271,160,063
Other Assets and Liabilities - Net	(0.4)	(1,029,957)
Net Assets	100.0%	$270,130,106

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $265,659,329.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,899,661
Gross Unrealized Depreciation	(4,398,927)
Net Unrealized Appreciation	$5,500,734

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 39.3%
	Advertising: 0.1%
2,150		Omnicom Group	$219,644
			219,644
	Aerospace/Defense: 0.9%
5,800		Boeing Co.	513,474
4,000		General Dynamics Corp.	299,360
900		Goodrich Corp.	40,500
1,200		L-3 Communications Holdings, Inc.	98,700
3,530		Lockheed Martin Corp.	319,289
2,527		Northrop Grumman Corp.	169,132
5,541		Raytheon Co.	282,813
550		Rockwell Collins, Inc.	33,182
7,350		United Technologies Corp.	474,296
			2,230,746
	Agriculture: 0.7%
15,300		Altria Group, Inc.	1,288,413
4,860		Archer-Daniels-Midland Co.	170,586
1,320		Reynolds American, Inc.	84,797
1,200		UST, Inc.	67,176
			1,610,972
	Airlines: 0.0%
5,800		Southwest Airlines Co.	91,118
			91,118
	Apparel: 0.2%
4,650	@	Coach, Inc.	200,927
950		Jones Apparel Group, Inc.	31,920
700		Liz Claiborne, Inc.	29,925
1,650		Nike, Inc.	163,268
650		VF Corp.	50,954
			476,994
	Auto Manufacturers: 0.1%
16,000		Ford Motor Co.	130,080
1,500		General Motors Corp.	43,845
2,500		Paccar, Inc.	163,250
			337,175
	Auto Parts & Equipment: 0.1%
1,450	@	Goodyear Tire & Rubber Co.	24,433
1,450		Johnson Controls, Inc.	117,929
			142,362
	Banks: 3.0%
44,565		Bank of America Corp.	2,399,825
5,550		Bank of New York Co., Inc.	197,247
3,554		BB&T Corp.	152,858
2,250		Capital One Financial Corp.	175,230
1,600		Comerica, Inc.	93,200
1,000		Compass Bancshares, Inc.	57,140
4,050		Fifth Third Bancorp.	159,692
900		First Horizon National Corp.	35,874
1,600		Huntington Bancshares, Inc.	38,896
3,000		Keycorp	108,300
550		M&T Bank Corp.	65,252
1,800		Marshall & Ilsley Corp.	82,422
2,600		Mellon Financial Corp.	104,598
5,460		National City Corp.	197,106
3,500		North Fork Bancorp., Inc.	98,245

Shares			Value
1,500		Northern Trust Corp.	$85,440
2,100		PNC Financial Services Group, Inc.	148,449
7,214		Regions Financial Corp.	264,393
2,400		State Street Corp.	149,112
2,700		SunTrust Banks, Inc.	220,455
2,089		Synovus Financial Corp.	62,712
13,000		US Bancorp.	437,320
18,967		Wachovia Corp.	1,027,822
24,600		Wells Fargo & Co.	866,904
750		Zions Bancorp.	58,680
			7,287,172
	Beverages: 0.8%
7,600		Anheuser-Busch Cos., Inc.	361,076
590		Brown-Forman Corp.	40,976
14,850		Coca-Cola Co.	695,426
2,500		Coca-Cola Enterprises, Inc.	51,125
1,300	@	Constellation Brands, Inc.	36,374
300		Molson Coors Brewing Co.	21,324
1,150		Pepsi Bottling Group, Inc.	36,018
11,990		PepsiCo, Inc.	743,020
			1,985,339
	Biotechnology: 0.4%
8,550	@	Amgen, Inc.	607,050
2,500	@	Biogen Idec, Inc.	130,650
2,660	@	Celgene Corp.	148,242
700	@	Genzyme Corp.	45,080
700	@	Medimmune, Inc.	22,883
400	@	Millipore Corp.	27,364
			981,269
	Building Materials: 0.1%
450		American Standard Cos., Inc.	20,165
3,250		Masco Corp.	93,243
			113,408
	Chemicals: 0.7%
600		Air Products & Chemicals, Inc.	41,484
500		Ashland, Inc.	33,805
7,900		Dow Chemical Co.	316,079
1,300		Ecolab, Inc.	57,655
7,600		EI DuPont de Nemours & Co.	356,668
900		International Flavors & Fragrances, Inc.	42,399
4,480		Monsanto Co.	215,354
2,110		PPG Industries, Inc.	135,673
2,650		Praxair, Inc.	165,360
1,450		Rohm & Haas Co.	75,719
1,450		Sherwin-Williams Co.	90,698
400		Sigma-Aldrich Corp.	30,444
			1,561,338
	Coal: 0.0%
1,980		Peabody Energy Corp.	91,100
			91,100
	Commercial Services: 0.3%
1,700	@	Apollo Group, Inc.	65,943
1,400	@	Convergys Corp.	33,768
1,500		Equifax, Inc.	56,985
2,500		H&R Block, Inc.	60,000
3,710		McKesson Corp.	183,274

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
950	@	Monster Worldwide, Inc.	$41,468
2,300		Moody's Corp.	159,804
1,050		Robert Half International, Inc.	40,520
1,650		RR Donnelley & Sons Co.	58,196
4,917		Western Union Co.	112,108
			812,066
	Computers: 1.9%
800	@	Affiliated Computer Services, Inc.	40,440
1,050	@	Cognizant Technology Solutions Corp.	85,638
1,300	@	Computer Sciences Corp.	67,860
28,340	@	Dell, Inc.	771,982
3,850		Electronic Data Systems Corp.	104,489
16,750	@	EMC Corp.	219,593
33,950		Hewlett-Packard Co.	1,339,667
15,000		International Business Machines Corp.	1,378,800
1,150	@	Lexmark International, Inc.	79,327
1,700	@	NCR Corp.	72,947
2,580	@	Network Appliance, Inc.	101,162
1,300	@	Sandisk Corp.	57,720
25,400	@	Sun Microsystems, Inc.	137,668
2,200	@	Unisys Corp.	15,862
			4,473,155
	Cosmetics/Personal Care: 0.8%
3,400		Avon Products, Inc.	110,976
3,800		Colgate-Palmolive Co.	247,190
1,600		Estee Lauder Cos., Inc.	66,064
23,116		Procter & Gamble Co.	1,451,454
			1,875,684
	Distribution/Wholesale: 0.0%
600		WW Grainger, Inc.	43,416
			43,416
	Diversified Financial Services: 3.6%
8,900		American Express Co.	522,608
1,980		Ameriprise Financial, Inc.	107,118
1,040		Bear Stearns Cos., Inc.	158,579
6,650		Charles Schwab Corp.	121,961
250		Chicago Mercantile Exchange Holdings, Inc.	133,900
2,500		CIT Group, Inc.	130,025
48,700		Citigroup, Inc.	2,415,033
4,468		Countrywide Financial Corp.	177,469
2,600	@	E*Trade Financial Corp.	62,582
7,050		Fannie Mae	402,062
700		Federated Investors, Inc.	23,226
1,200		Franklin Resources, Inc.	128,088
5,000		Freddie Mac	335,800
3,200		Goldman Sachs Group, Inc.	623,360
1,600		Janus Capital Group, Inc.	32,416
34,200		JPMorgan Chase & Co.	1,582,776
3,920		Lehman Brothers Holdings, Inc.	288,786
6,500		Merrill Lynch & Co., Inc.	568,295
7,850		Morgan Stanley	597,856
3,050		SLM Corp.	139,812
2,000		T. Rowe Price Group, Inc.	86,660
			8,638,412

Shares			Value
	Electric: 1.2%
7,910	@	AES Corp.	$184,857
1,300	@	Allegheny Energy, Inc.	57,668
1,800		Ameren Corp.	98,478
3,750		American Electric Power Co., Inc.	155,663
2,400		Centerpoint Energy, Inc.	39,240
2,750	@	CMS Energy Corp.	44,578
1,600		Constellation Energy Group, Inc.	109,776
1,600		DTE Energy Co.	75,344
3,600	@	Dynegy, Inc.	24,444
3,120		Edison International	143,458
2,000		Entergy Corp.	182,640
6,400		Exelon Corp.	388,672
3,100		FirstEnergy Corp.	185,504
3,100		PG&E Corp.	142,383
1,000		Pinnacle West Capital Corp.	49,340
3,600		PPL Corp.	130,860
800		Progress Energy, Inc.	38,216
2,350		Public Service Enterprise Group, Inc.	157,967
7,100		Southern Co.	257,375
1,900		TECO Energy, Inc.	32,281
4,400		TXU Corp.	252,516
3,750		Xcel Energy, Inc.	86,100
			2,837,360
	Electrical Components & Equipment: 0.1%
3,000		Emerson Electric Co.	260,100
1,100		Molex, Inc.	35,200
			295,300
	Electronics: 0.2%
3,650	@	Agilent Technologies, Inc.	116,216
1,700		Applera Corp. - Applied Biosystems Group	61,948
1,450		Jabil Circuit, Inc.	41,122
1,500		PerkinElmer, Inc.	32,505
1,700		Symbol Technologies, Inc.	25,194
2,950	@	Thermo Electron Corp.	129,299
1,000	@	Waters Corp.	50,040
			456,324
	Entertainment: 0.0%
1,050		International Game Technology	45,969
			45,969
	Environmental Control: 0.1%
1,900	@	Allied Waste Industries, Inc.	24,092
5,400		Waste Management, Inc.	197,694
			221,786
	Food: 0.5%
2,850		Campbell Soup Co.	108,500
4,050		ConAgra Foods, Inc.	104,085
1,000	@	Dean Foods Co.	42,820
4,350		General Mills, Inc.	243,383
500		Hershey Co.	26,485
2,200		HJ Heinz Co.	97,790
1,950		Kellogg Co.	97,071
5,250		Kroger Co.	112,665
1,050		McCormick & Co., Inc.	40,656

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
3,800		Safeway, Inc.	$117,078
2,025		Sara Lee Corp.	33,575
531		Supervalu, Inc.	18,192
1,100		Whole Foods Market, Inc.	53,680
			1,095,980
	Forest Products & Paper: 0.1%
3,600		International Paper Co.	119,160
1,500		MeadWestvaco Corp.	44,250
1,200		Plum Creek Timber Co., Inc.	44,712
1,100		Temple-Inland, Inc.	43,010
600		Weyerhaeuser Co.	38,808
			289,940
	Gas: 0.1%
1,500		KeySpan Corp.	61,545
350		Nicor, Inc.	17,343
2,400		NiSource, Inc.	59,184
2,450		Sempra Energy	133,525
			271,597
	Hand/Machine Tools: 0.0%
600		Black & Decker Corp.	51,528
300		Snap-On, Inc.	14,250
800		Stanley Works	40,816
			106,594
	Healthcare-Products: 1.1%
400		Bausch & Lomb, Inc.	19,368
4,750		Baxter International, Inc.	212,515
1,920		Becton Dickinson & Co.	137,702
7,800	@	Boston Scientific Corp.	123,396
650		CR Bard, Inc.	53,489
21,350		Johnson & Johnson	1,407,179
8,400		Medtronic, Inc.	437,892
1,000	@	Patterson Cos., Inc.	37,110
900	@	St. Jude Medical, Inc.	33,543
2,200		Stryker Corp.	114,092
1,900	@	Zimmer Holdings, Inc.	138,624
			2,714,910
	Healthcare-Services: 0.8%
5,360		Aetna, Inc.	221,422
1,665	@	Coventry Health Care, Inc.	80,136
2,050	@	Humana, Inc.	110,905
1,050	@	Laboratory Corp. of America Holdings	74,340
500		Manor Care, Inc.	23,760
1,100		Quest Diagnostics	58,487
16,660		UnitedHealth Group, Inc.	817,673
7,640	@	WellPoint, Inc.	578,119
			1,964,842
	Home Builders: 0.0%
400		Lennar Corp.	21,000
			21,000
	Home Furnishings: 0.1%
700		Harman International Industries, Inc.	72,688
600		Whirlpool Corp.	51,180
			123,868

Shares			Value
	Household Products/Wares: 0.1%
200		Avery Dennison Corp.	$13,494
950		Fortune Brands, Inc.	76,855
3,300		Kimberly-Clark Corp.	219,351
			309,700
	Housewares: 0.0%
2,200		Newell Rubbermaid, Inc.	62,678
			62,678
	Insurance: 2.2%
2,320	@@	ACE Ltd.	131,869
3,650		Aflac, Inc.	161,111
6,210		Allstate Corp.	394,211
1,000		AMBAC Financial Group, Inc.	85,640
18,900		American International Group, Inc.	1,329,048
2,600		AON Corp.	92,768
4,080		Chubb Corp.	211,181
1,120		Cigna Corp.	141,176
1,364		Cincinnati Financial Corp.	60,398
5,700		Genworth Financial, Inc.	186,960
3,750		Hartford Financial Services Group, Inc.	321,600
1,882		Lincoln National Corp.	119,676
4,470		Loews Corp.	178,442
1,600		Marsh & McLennan Cos., Inc.	50,272
1,050		MBIA, Inc.	73,133
7,510		Metlife, Inc.	441,062
750		MGIC Investment Corp.	43,470
2,450		Principal Financial Group	141,488
6,940		Progressive Corp.	156,497
4,760		Prudential Financial, Inc.	387,845
1,180		Safeco Corp.	71,473
6,810		St. Paul Travelers Cos., Inc.	352,826
750		Torchmark Corp.	47,415
2,200		UnumProvident Corp.	45,056
1,200	@@	XL Capital Ltd.	85,344
			5,309,961
	Internet: 0.3%
2,300	@	Amazon.com, Inc.	92,782
3,150	@	eBay, Inc.	101,903
600	@	Google, Inc.	290,952
8,088	@	Symantec Corp.	171,466
1,600	@	VeriSign, Inc.	41,776
			698,879
	Iron/Steel: 0.2%
4,320		Nucor Corp.	258,552
1,700		United States Steel Corp.	127,143
			385,695
	Leisure Time: 0.2%
900		Brunswick Corp.	29,133
3,350		Carnival Corp.	164,117
1,750		Harley-Davidson, Inc.	129,098
1,300		Sabre Holdings Corp.	35,659
			358,007
	Lodging: 0.1%
2,400		Marriott International, Inc.	108,360
650		Starwood Hotels & Resorts Worldwide, Inc.	41,711

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Lodging (continued)
1,320	@	Wyndham Worldwide Corp.	$41,897
			191,968
	Machinery-Construction & Mining: 0.1%
4,800		Caterpillar, Inc.	297,744
			297,744
	Machinery-Diversified: 0.1%
600		Cummins, Inc.	71,952
600		Deere & Co.	57,600
1,110		Rockwell Automation, Inc.	72,239
			201,791
	Media: 1.0%
7,850		CBS Corp.	233,538
3,300		Clear Channel Communications, Inc.	116,028
15,300	@	Comcast Corp.	619,038
600		EW Scripps Co.	29,316
1,600		Gannett Co., Inc.	95,232
3,550		McGraw-Hill Cos., Inc.	236,608
500		Meredith Corp.	27,050
17,400		News Corp., Inc.	358,440
600		Tribune Co.	19,080
600	@	Univision Communications, Inc.	21,354
20,600		Walt Disney Co.	680,830
			2,436,514
	Mining: 0.1%
1,500		Freeport-McMoRan Copper & Gold, Inc.	94,305
1,490		Phelps Dodge Corp.	183,270
600		Vulcan Materials Co.	53,232
			330,807
	Miscellaneous Manufacturing: 2.0%
5,450		3M Co.	443,957
600		Cooper Industries Ltd.	54,864
1,550		Danaher Corp.	113,336
1,450		Dover Corp.	72,935
2,900		Eastman Kodak Co.	75,458
1,850		Eaton Corp.	142,598
75,250		General Electric Co.	2,654,820
8,100		Honeywell International, Inc.	348,138
3,100		Illinois Tool Works, Inc.	146,320
2,500	@@	Ingersoll-Rand Co.	97,525
1,200		ITT Corp.	64,740
1,300		Leggett & Platt, Inc.	30,914
1,500		Parker Hannifin Corp.	125,220
850		Textron, Inc.	82,833
14,700	@@	Tyco International Ltd.	445,263
			4,898,921
	Office/Business Equipment: 0.1%
1,550		Pitney Bowes, Inc.	71,440
12,200	@	Xerox Corp.	201,300
			272,740
	Oil & Gas: 3.9%
3,100		Anadarko Petroleum Corp.	153,016
850		Apache Corp.	59,441
23,893		Chevron Corp.	1,727,942
11,064		ConocoPhillips	744,607

Shares			Value
2,900		Devon Energy Corp.	$212,773
1,700		EOG Resources, Inc.	119,901
64,650		ExxonMobil Corp.	4,965,767
600		Hess Corp.	30,162
4,100		Marathon Oil Corp.	386,958
2,300	@,@@	Nabors Industries Ltd.	77,648
900		Noble Corp.	69,525
5,800		Occidental Petroleum Corp.	291,972
1,300		Sunoco, Inc.	88,608
2,000	@	Transocean, Inc.	155,900
5,250		Valero Energy Corp.	289,118
2,500		XTO Energy, Inc.	126,500
			9,499,838
	Oil & Gas Services: 0.5%
2,000		Baker Hughes, Inc.	146,860
700		BJ Services Co.	23,639
11,750		Halliburton Co.	396,445
1,100	@	National Oilwell Varco, Inc.	73,161
7,900		Schlumberger Ltd.	540,992
800	@	Weatherford International Ltd.	35,928
			1,217,025
	Packaging & Containers: 0.1%
950		Ball Corp.	40,622
700		Bemis Co.	23,891
1,500	@	Pactiv Corp.	51,675
700		Sealed Air Corp.	41,657
			157,845
	Pharmaceuticals: 2.2%
11,100		Abbott Laboratories	517,926
450		Allergan, Inc.	52,461
2,280		AmerisourceBergen Corp.	104,857
800	@	Barr Pharmaceuticals, Inc.	40,864
5,800		Bristol-Myers Squibb Co.	144,014
3,000		Cardinal Health, Inc.	193,860
2,860		Caremark Rx, Inc.	135,278
2,600		Eli Lilly & Co.	139,334
1,300	@	Express Scripts, Inc.	88,660
3,200	@	Forest Laboratories, Inc.	155,840
3,300	@	Gilead Sciences, Inc.	217,536
1,000	@	Hospira, Inc.	32,800
2,950	@	King Pharmaceuticals, Inc.	48,764
2,099	@	Medco Health Solutions, Inc.	105,391
21,550		Merck & Co., Inc.	959,191
1,700		Mylan Laboratories	34,493
53,200		Pfizer, Inc.	1,462,468
14,650		Schering-Plough Corp.	322,447
1,050	@	Watson Pharmaceuticals, Inc.	26,954
9,800		Wyeth	473,144
			5,256,282
	Pipelines: 0.1%
4,100		El Paso Corp.	59,860
3,550		Williams Cos., Inc.	98,548
			158,408
	Real Estate: 0.0%
1,370	@	CB Richard Ellis Group, Inc.	45,114
1,313	@	Realogy Corp.	34,256
			79,370

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Real Estate Investment Trusts: 0.1%
900		Apartment Investment & Management Co.	$51,876
300		Boston Properties, Inc.	35,115
2,480		Equity Office Properties Trust	119,536
600		Prologis	39,102
200		Public Storage, Inc.	19,256
400		Vornado Realty Trust	50,444
			315,329
	Retail: 2.1%
300	@	Autozone, Inc.	34,083
1,950	@	Bed Bath & Beyond, Inc.	75,563
2,965		Best Buy Co., Inc.	162,986
1,300	@	Big Lots, Inc.	29,003
1,700		Circuit City Stores, Inc.	42,432
3,150		Costco Wholesale Corp.	164,619
5,800		CVS Corp.	166,866
850		Darden Restaurants, Inc.	34,128
1,750		Family Dollar Stores, Inc.	48,808
6,712		Federated Department Stores, Inc.	282,508
6,050		Gap, Inc.	113,256
6,140		Home Depot, Inc.	233,136
1,450		JC Penney Co., Inc.	112,143
4,100	@	Kohl's Corp.	285,360
2,650		Limited Brands, Inc.	83,979
11,100		Lowe's Cos., Inc.	334,776
9,150		McDonald's Corp.	384,026
2,600		Nordstrom, Inc.	127,452
3,500	@	Office Depot, Inc.	132,510
600		OfficeMax, Inc.	28,242
1,000		RadioShack Corp.	17,530
590	@	Sears Holding Corp.	101,138
4,850		Staples, Inc.	123,530
7,400	@	Starbucks Corp.	261,146
6,250		Target Corp.	363,063
5,650		TJX Cos., Inc.	154,923
7,420		Walgreen Co.	300,436
17,950		Wal-Mart Stores, Inc.	827,495
1,300		Wendy's International, Inc.	42,341
1,750		Yum! Brands, Inc.	107,083
			5,174,561
	Savings & Loans: 0.1%
7,062		Washington Mutual, Inc.	308,468
			308,468
	Semiconductors: 1.0%
6,000	@	Advanced Micro Devices, Inc.	129,420
4,400	@	Altera Corp.	87,516
3,250		Analog Devices, Inc.	105,690
10,150		Applied Materials, Inc.	182,497
3,577	@	Freescale Semiconductor, Inc.	142,830
42,030		Intel Corp.	897,341
1,500		KLA-Tencor Corp.	77,505
2,200		Linear Technology Corp.	70,708
5,000	@	LSI Logic Corp.	53,300
2,200		Maxim Integrated Products	69,256
8,000	@	Micron Technology, Inc.	116,800
2,000		National Semiconductor Corp.	48,380
900	@	Novellus Systems, Inc.	28,098
1,000	@	Nvidia Corp.	36,990
1,900	@	QLogic Corp.	42,275

Shares			Value
1,900	@	Teradyne, Inc.	$28,310
4,500		Texas Instruments, Inc.	132,975
2,500		Xilinx, Inc.	67,000
			2,316,891
	Software: 1.5%
3,890	@	Adobe Systems, Inc.	156,106
1,520	@	Autodesk, Inc.	62,594
4,050		Automatic Data Processing, Inc.	195,332
2,450	@	BMC Software, Inc.	79,772
3,750		CA, Inc.	81,375
1,100	@	Citrix Systems, Inc.	31,614
3,850	@	Compuware Corp.	32,302
2,200	@	Electronic Arts, Inc.	122,870
1,200		Fidelity National Information Services, Inc.	47,880
4,917		First Data Corp.	124,154
1,600	@	Fiserv, Inc.	81,776
1,550		IMS Health, Inc.	42,579
2,600	@	Intuit, Inc.	81,848
63,000		Microsoft Corp.	1,847,790
2,400	@	Novell, Inc.	15,072
29,420	@	Oracle Corp.	559,863
672	@	Parametric Technology Corp.	13,010
2,750		Paychex, Inc.	108,378
			3,684,315
	Telecommunications: 2.7%
2,800		Alltel Corp.	158,872
28,362		AT&T, Inc.	961,755
5,700	@	Avaya, Inc.	72,846
13,200		BellSouth Corp.	588,588
1,300		CenturyTel, Inc.	55,315
75,650	@	Cisco Systems, Inc.	2,033,437
2,500		Citizens Communications Co.	35,425
1,350	@	Comverse Technology, Inc.	26,352
11,350	@	Corning, Inc.	244,706
1,275		Embarq Corp.	65,599
1,500	@	JDS Uniphase Corp.	27,720
3,700	@	Juniper Networks, Inc.	78,773
24,090		Motorola, Inc.	534,075
12,050		Qualcomm, Inc.	440,910
10,400	@	Qwest Communications International, Inc.	79,976
21,900		Sprint Nextel Corp.	427,269
2,700	@	Tellabs, Inc.	27,108
21,100		Verizon Communications, Inc.	737,234
3,123		Windstream Corp.	43,535
			6,639,495
	Textiles: 0.0%
1,350		Cintas Corp.	56,970
			56,970
	Toys/Games/Hobbies: 0.1%
1,700		Hasbro, Inc.	45,475
3,100		Mattel, Inc.	68,045
			113,520
	Transportation: 0.4%
2,650		Burlington Northern Santa Fe Corp.	199,174
3,180		CSX Corp.	114,035
2,200		FedEx Corp.	253,946

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value
	Transportation (continued)
2,700	Norfolk Southern Corp.	$132,975
500	Ryder System, Inc.	26,085
1,750	Union Pacific Corp.	158,410
		884,625
Total Common Stock (Cost $85,571,284)		95,035,187
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 56.8%
	Federal National Mortgage Association: 37.5%
$97,000,000	5.030%, due 04/22/08	90,596,836
		90,596,836
	Other U.S. Government Agencies: 19.3%
50,000,000	Federal Agricultural Mortgage Corp., 5.030%, due 04/22/08	46,699,400
		46,699,400
Total U.S. Government Agency Obligations (Cost $140,556,783)		137,296,236
U.S. TREASURY OBLIGATIONS: 3.3%
	U.S. Treasury Principal Only STRIP: 3.3%
8,580,000	4.740%, due 02/15/08	8,107,903
		8,107,903
Total U.S. Treasury Obligations (Cost $8,096,686)		8,107,903
Total Long-Term Investments (Cost $234,224,753)		240,439,326
SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
2,359,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $2,359,347 to be received upon repurchase (Collateralized by $2,440,000 Federal National Mortgage Association, 4.000%, Market Value plus accrued interest $2,437,606, due 02/22/08)	2,359,000
Total Short-Term Investments (Cost $2,359,000)		2,359,000

Total Investments in Securities (Cost $236,583,753)*	100.4%	$242,798,326
Other Assets and Liabilities - Net	(0.4)	(936,060)
Net Assets	100.0%	$241,862,266

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $237,835,864.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,669,031
Gross Unrealized Depreciation	(4,706,569)
Net Unrealized Appreciation	$4,962,462

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 37.4%
	Advertising: 0.1%
1,050		Omnicom Group	$107,268
			107,268
	Aerospace/Defense: 0.9%
2,700		Boeing Co.	239,031
1,900		General Dynamics Corp.	142,196
400		Goodrich Corp.	18,000
550		L-3 Communications Holdings, Inc.	45,238
1,670		Lockheed Martin Corp.	151,052
1,065		Northrop Grumman Corp.	71,280
2,570		Raytheon Co.	131,173
200		Rockwell Collins, Inc.	12,066
3,450		United Technologies Corp.	222,629
			1,032,665
	Agriculture: 0.6%
7,150		Altria Group, Inc.	602,102
2,250		Archer-Daniels-Midland Co.	78,975
540		Reynolds American, Inc.	34,690
500		UST, Inc.	27,990
			743,757
	Airlines: 0.0%
2,700		Southwest Airlines Co.	42,417
			42,417
	Apparel: 0.2%
1,910	@	Coach, Inc.	82,531
500		Jones Apparel Group, Inc.	16,800
339		Liz Claiborne, Inc.	14,492
630		Nike, Inc.	62,339
210		VF Corp.	16,462
			192,624
	Auto Manufacturers: 0.1%
5,550		Ford Motor Co.	45,122
700		General Motors Corp.	20,461
1,100		Paccar, Inc.	71,830
			137,413
	Auto Parts & Equipment: 0.1%
500	@	Goodyear Tire & Rubber Co.	8,425
700		Johnson Controls, Inc.	56,931
			65,356
	Banks: 2.8%
20,771		Bank of America Corp.	1,118,518
2,450		Bank of New York Co., Inc.	87,073
1,834		BB&T Corp.	78,880
950		Capital One Financial Corp.	73,986
750		Comerica, Inc.	43,688
300		Commerce Bancorp., Inc.	10,428
450		Compass Bancshares, Inc.	25,713
1,700		Fifth Third Bancorp.	67,031
250		First Horizon National Corp.	9,965
750		Huntington Bancshares, Inc.	18,233
1,150		Keycorp	41,515
300		M&T Bank Corp.	35,592
850		Marshall & Ilsley Corp.	38,922
1,250		Mellon Financial Corp.	50,288
2,770		National City Corp.	99,997

Shares			Value
1,500		North Fork Bancorp., Inc.	$42,105
550		Northern Trust Corp.	31,328
900		PNC Financial Services Group, Inc.	63,621
3,317		Regions Financial Corp.	121,568
1,100		State Street Corp.	68,343
1,250		SunTrust Banks, Inc.	102,063
944		Synovus Financial Corp.	28,339
6,050		US Bancorp.	203,522
8,714		Wachovia Corp.	472,212
11,400		Wells Fargo & Co.	401,736
300		Zions Bancorp.	23,472
			3,358,138
	Beverages: 0.8%
3,550		Anheuser-Busch Cos., Inc.	168,661
380		Brown-Forman Corp.	26,391
6,950		Coca-Cola Co.	325,469
1,350		Coca-Cola Enterprises, Inc.	27,608
600	@	Constellation Brands, Inc.	16,788
200		Molson Coors Brewing Co.	14,216
600		Pepsi Bottling Group, Inc.	18,792
5,570		PepsiCo, Inc.	345,173
			943,098
	Biotechnology: 0.4%
4,000	@	Amgen, Inc.	284,000
1,200	@	Biogen Idec, Inc.	62,712
1,210	@	Celgene Corp.	67,433
300	@	Genzyme Corp.	19,320
300	@	Medimmune, Inc.	9,807
200	@	Millipore Corp.	13,682
			456,954
	Building Materials: 0.0%
200		American Standard Cos., Inc.	8,962
1,250		Masco Corp.	35,863
			44,825
	Chemicals: 0.6%
300		Air Products & Chemicals, Inc.	20,742
200		Ashland, Inc.	13,522
3,650		Dow Chemical Co.	146,037
600		Ecolab, Inc.	26,610
3,500		EI DuPont de Nemours & Co.	164,255
400		International Flavors & Fragrances, Inc.	18,844
2,120		Monsanto Co.	101,908
1,000		PPG Industries, Inc.	64,300
1,250		Praxair, Inc.	78,000
600		Rohm & Haas Co.	31,332
700		Sherwin-Williams Co.	43,785
200		Sigma-Aldrich Corp.	15,222
			724,557
	Coal: 0.0%
920		Peabody Energy Corp.	42,329
			42,329
	Commercial Services: 0.3%
800	@	Apollo Group, Inc.	31,032
600	@	Convergys Corp.	14,472
650		Equifax, Inc.	24,694
1,300		H&R Block, Inc.	31,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
1,680		McKesson Corp.	$82,992
450	@	Monster Worldwide, Inc.	19,643
1,100		Moody's Corp.	76,428
500		Robert Half International, Inc.	19,295
250		RR Donnelley & Sons Co.	8,818
2,649		Western Union Co.	60,397
			368,971
	Computers: 1.8%
400	@	Affiliated Computer Services, Inc.	20,220
480	@	Cognizant Technology Solutions Corp.	39,149
650	@	Computer Sciences Corp.	33,930
13,150	@	Dell, Inc.	358,206
1,950		Electronic Data Systems Corp.	52,923
7,800	@	EMC Corp.	102,258
15,800		Hewlett-Packard Co.	623,468
7,000		International Business Machines Corp.	643,440
550	@	Lexmark International, Inc.	37,939
700	@	NCR Corp.	30,037
1,050	@	Network Appliance, Inc.	41,171
700	@	Sandisk Corp.	31,080
11,200	@	Sun Microsystems, Inc.	60,704
1,200	@	Unisys Corp.	8,652
			2,083,177
	Cosmetics/Personal Care: 0.7%
1,300		Avon Products, Inc.	42,432
1,650		Colgate-Palmolive Co.	107,333
700		Estee Lauder Cos., Inc.	28,903
10,783		Procter & Gamble Co.	677,065
			855,733
	Distribution/Wholesale: 0.0%
350		WW Grainger, Inc.	25,326
			25,326
	Diversified Financial Services: 3.4%
4,100		American Express Co.	240,752
740		Ameriprise Financial, Inc.	40,034
450		Bear Stearns Cos., Inc.	68,616
3,900		Charles Schwab Corp.	71,526
110		Chicago Mercantile Exchange Holdings, Inc.	58,916
1,200		CIT Group, Inc.	62,412
22,700		Citigroup, Inc.	1,125,693
2,098		Countrywide Financial Corp.	83,333
1,400	@	E*Trade Financial Corp.	33,698
3,250		Fannie Mae	185,348
350		Federated Investors, Inc.	11,613
550		Franklin Resources, Inc.	58,707
2,300		Freddie Mac	154,468
1,500		Goldman Sachs Group, Inc.	292,200
800		Janus Capital Group, Inc.	16,208
15,900		JPMorgan Chase & Co.	735,852
1,820		Lehman Brothers Holdings, Inc.	134,079
3,000		Merrill Lynch & Co., Inc.	262,290
3,700		Morgan Stanley	281,792
1,300		SLM Corp.	59,592
900		T. Rowe Price Group, Inc.	38,997
			4,016,126

Shares			Value
	Electric: 1.1%
3,720	@	AES Corp.	$86,936
650	@	Allegheny Energy, Inc.	28,834
800		Ameren Corp.	43,768
1,750		American Electric Power Co., Inc.	72,643
1,150		Centerpoint Energy, Inc.	18,803
900	@	CMS Energy Corp.	14,589
750		Constellation Energy Group, Inc.	51,458
700		DTE Energy Co.	32,963
1,700	@	Dynegy, Inc.	11,543
1,220		Edison International	56,096
900		Entergy Corp.	82,188
3,000		Exelon Corp.	182,190
1,400		FirstEnergy Corp.	83,776
1,500		PG&E Corp.	68,895
400		Pinnacle West Capital Corp.	19,736
1,700		PPL Corp.	61,795
300		Progress Energy, Inc.	14,331
1,050		Public Service Enterprise Group, Inc.	70,581
3,300		Southern Co.	119,625
900		TECO Energy, Inc.	15,291
2,060		TXU Corp.	118,223
1,900		Xcel Energy, Inc.	43,624
			1,297,888
	Electrical Components & Equipment: 0.1%
1,350		Emerson Electric Co.	117,045
500		Molex, Inc.	16,000
			133,045
	Electronics: 0.2%
1,200	@	Agilent Technologies, Inc.	38,208
700		Applera Corp. - Applied Biosystems Group	25,508
700		Jabil Circuit, Inc.	19,852
400		PerkinElmer, Inc.	8,668
800		Symbol Technologies, Inc.	11,856
300		Tektronix, Inc.	9,168
1,400	@	Thermo Electron Corp.	61,362
450	@	Waters Corp.	22,518
			197,140
	Entertainment: 0.0%
450		International Game Technology	19,701
			19,701
	Environmental Control: 0.1%
900	@	Allied Waste Industries, Inc.	11,412
2,500		Waste Management, Inc.	91,525
			102,937
	Food: 0.4%
1,350		Campbell Soup Co.	51,395
1,950		ConAgra Foods, Inc.	50,115
500	@	Dean Foods Co.	21,410
2,000		General Mills, Inc.	111,900
200		Hershey Co.	10,594
1,000		HJ Heinz Co.	44,450
950		Kellogg Co.	47,291
2,450		Kroger Co.	52,577

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
400		McCormick & Co., Inc.	$15,488
1,550		Safeway, Inc.	47,756
963		Sara Lee Corp.	15,967
636		Supervalu, Inc.	21,789
400		Whole Foods Market, Inc.	19,520
			510,252
	Forest Products & Paper: 0.1%
1,600		International Paper Co.	52,960
500		MeadWestvaco Corp.	14,750
550		Plum Creek Timber Co., Inc.	20,493
600		Temple-Inland, Inc.	23,460
300		Weyerhaeuser Co.	19,404
			131,067
	Gas: 0.1%
700		KeySpan Corp.	28,721
200		Nicor, Inc.	9,910
1,100		NiSource, Inc.	27,126
1,100		Sempra Energy	59,950
			125,707
	Hand/Machine Tools: 0.0%
290		Black & Decker Corp.	24,905
300		Snap-On, Inc.	14,250
350		Stanley Works	17,857
			57,012
	Healthcare-Products: 1.1%
200		Bausch & Lomb, Inc.	9,684
2,200		Baxter International, Inc.	98,428
790		Becton Dickinson & Co.	56,659
3,600	@	Boston Scientific Corp.	56,952
400		CR Bard, Inc.	32,916
9,950		Johnson & Johnson	655,805
3,900		Medtronic, Inc.	203,307
500	@	Patterson Cos., Inc.	18,555
450	@	St. Jude Medical, Inc.	16,772
1,000		Stryker Corp.	51,860
700	@	Zimmer Holdings, Inc.	51,072
			1,252,010
	Healthcare-Services: 0.8%
2,550		Aetna, Inc.	105,341
825	@	Coventry Health Care, Inc.	39,707
860	@	Humana, Inc.	46,526
450	@	Laboratory Corp. of America Holdings	31,860
200		Manor Care, Inc.	9,504
600		Quest Diagnostics	31,902
7,730		UnitedHealth Group, Inc.	379,388
3,550	@	WellPoint, Inc.	268,629
			912,857
	Home Builders: 0.0%
200		Lennar Corp.	10,500
			10,500
	Home Furnishings: 0.1%
400		Harman International Industries, Inc.	41,536
300		Whirlpool Corp.	25,590
			67,126

Shares			Value
	Household Products/Wares: 0.1%
100		Avery Dennison Corp.	$6,747
500		Fortune Brands, Inc.	40,450
1,450		Kimberly-Clark Corp.	96,382
			143,579
	Housewares: 0.0%
1,100		Newell Rubbermaid, Inc.	31,339
			31,339
	Insurance: 2.1%
1,130	@@	ACE Ltd.	64,229
1,700		Aflac, Inc.	75,038
2,900		Allstate Corp.	184,092
450		AMBAC Financial Group, Inc.	38,538
8,800		American International Group, Inc.	618,816
900		AON Corp.	32,112
1,900		Chubb Corp.	98,344
560		Cigna Corp.	70,588
692		Cincinnati Financial Corp.	30,642
2,400		Genworth Financial, Inc.	78,720
1,750		Hartford Financial Services Group, Inc.	150,080
888		Lincoln National Corp.	56,468
2,050		Loews Corp.	81,836
800		Marsh & McLennan Cos., Inc.	25,136
500		MBIA, Inc.	34,825
3,440		Metlife, Inc.	202,031
350		MGIC Investment Corp.	20,286
1,250		Principal Financial Group	72,188
3,600		Progressive Corp.	81,180
2,220		Prudential Financial, Inc.	180,886
600		Safeco Corp.	36,342
3,220		St. Paul Travelers Cos., Inc.	166,828
350		Torchmark Corp.	22,127
1,150		UnumProvident Corp.	23,552
500	@@	XL Capital Ltd.	35,560
			2,480,444
	Internet: 0.3%
1,000	@	Amazon.com, Inc.	40,340
1,400	@	eBay, Inc.	45,290
300	@	Google, Inc.	145,476
3,050	@	Symantec Corp.	64,660
800	@	VeriSign, Inc.	20,888
			316,654
	Iron/Steel: 0.2%
2,060		Nucor Corp.	123,291
820		United States Steel Corp.	61,328
			184,619
	Leisure Time: 0.1%
400		Brunswick Corp.	12,948
1,550		Carnival Corp.	75,935
800		Harley-Davidson, Inc.	59,016
550		Sabre Holdings Corp.	15,087
			162,986
	Lodging: 0.1%
1,180		Marriott International, Inc.	53,277
350		Starwood Hotels & Resorts Worldwide, Inc.	22,460

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Lodging (continued)
630	@	Wyndham Worldwide Corp.	$19,996
			95,733
	Machinery-Construction & Mining: 0.1%
2,200		Caterpillar, Inc.	136,466
			136,466
	Machinery-Diversified: 0.1%
350		Cummins, Inc.	41,972
300		Deere & Co.	28,800
500		Rockwell Automation, Inc.	32,540
			103,312
	Media: 1.0%
3,625		CBS Corp.	107,844
1,500		Clear Channel Communications, Inc.	52,740
7,100	@	Comcast Corp.	287,266
400		EW Scripps Co.	19,544
700		Gannett Co., Inc.	41,664
1,890		McGraw-Hill Cos., Inc.	125,969
100		Meredith Corp.	5,410
8,050		News Corp., Inc.	165,830
300		Tribune Co.	9,540
700	@	Univision Communications, Inc.	24,913
9,600		Walt Disney Co.	317,280
			1,158,000
	Mining: 0.1%
650		Freeport-McMoRan Copper & Gold, Inc.	40,866
670		Phelps Dodge Corp.	82,410
100		Vulcan Materials Co.	8,872
			132,148
	Miscellaneous Manufacturing: 2.0%
2,550		3M Co.	207,723
400		Cooper Industries Ltd.	36,576
850		Danaher Corp.	62,152
800		Dover Corp.	40,240
1,100		Eastman Kodak Co.	28,622
800		Eaton Corp.	61,664
35,050		General Electric Co.	1,236,564
3,800		Honeywell International, Inc.	163,324
1,400		Illinois Tool Works, Inc.	66,080
1,200	@@	Ingersoll-Rand Co.	46,812
500		ITT Corp.	26,975
700		Leggett & Platt, Inc.	16,646
700		Parker Hannifin Corp.	58,436
500		Textron, Inc.	48,725
6,800	@@	Tyco International Ltd.	205,972
			2,306,511
	Office/Business Equipment: 0.1%
850		Pitney Bowes, Inc.	39,177
5,700	@	Xerox Corp.	94,050
			133,227
	Oil & Gas: 3.7%
1,400		Anadarko Petroleum Corp.	69,104
400		Apache Corp.	27,972
11,071		Chevron Corp.	800,655

Shares			Value
5,132		ConocoPhillips	$345,384
1,400		Devon Energy Corp.	102,718
900		EOG Resources, Inc.	63,477
30,100		ExxonMobil Corp.	2,311,981
250		Hess Corp.	12,568
1,900		Marathon Oil Corp.	179,322
900	@,@@	Nabors Industries Ltd.	30,384
400		Noble Corp.	30,900
2,700		Occidental Petroleum Corp.	135,918
500		Sunoco, Inc.	34,080
900	@	Transocean, Inc.	70,155
2,500		Valero Energy Corp.	137,675
1,100		XTO Energy, Inc.	55,660
			4,407,953
	Oil & Gas Services: 0.5%
900		Baker Hughes, Inc.	66,087
400		BJ Services Co.	13,508
5,450		Halliburton Co.	183,883
500	@	National Oilwell Varco, Inc.	33,255
3,700		Schlumberger Ltd.	253,376
400	@	Weatherford International Ltd.	17,964
			568,073
	Packaging & Containers: 0.1%
300		Ball Corp.	12,828
400		Bemis Co.	13,652
500	@	Pactiv Corp.	17,225
400		Sealed Air Corp.	23,804
			67,509
	Pharmaceuticals: 2.1%
5,200		Abbott Laboratories	242,632
250		Allergan, Inc.	29,145
1,120		AmerisourceBergen Corp.	51,509
400	@	Barr Pharmaceuticals, Inc.	20,432
2,700		Bristol-Myers Squibb Co.	67,041
1,400		Cardinal Health, Inc.	90,468
1,480		Caremark Rx, Inc.	70,004
1,200		Eli Lilly & Co.	64,308
600	@	Express Scripts, Inc.	40,920
1,450	@	Forest Laboratories, Inc.	70,615
1,550	@	Gilead Sciences, Inc.	102,176
170	@	Hospira, Inc.	5,576
1,310	@	King Pharmaceuticals, Inc.	21,654
891	@	Medco Health Solutions, Inc.	44,737
10,000		Merck & Co., Inc.	445,100
900		Mylan Laboratories	18,261
24,700		Pfizer, Inc.	679,003
6,800		Schering-Plough Corp.	149,668
450	@	Watson Pharmaceuticals, Inc.	11,552
4,600		Wyeth	222,088
			2,446,889
	Pipelines: 0.1%
1,900		El Paso Corp.	27,740
1,650		Williams Cos., Inc.	45,804
			73,544
	Real Estate: 0.0%
630	@	CB Richard Ellis Group, Inc.	20,746
702	@	Realogy Corp.	18,315
			39,061

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Real Estate Investment Trusts: 0.1%
350		Apartment Investment & Management Co.	$20,174
200		Boston Properties, Inc.	23,410
1,180		Equity Office Properties Trust	56,876
300		Prologis	19,551
200		Public Storage, Inc.	19,256
200		Vornado Realty Trust	25,222
			164,489
	Retail: 2.1%
300	@	Autozone, Inc.	34,083
1,100	@	Bed Bath & Beyond, Inc.	42,625
1,440		Best Buy Co., Inc.	79,157
600	@	Big Lots, Inc.	13,386
650		Circuit City Stores, Inc.	16,224
1,600		Costco Wholesale Corp.	83,616
2,800		CVS Corp.	80,556
450		Darden Restaurants, Inc.	18,068
850		Family Dollar Stores, Inc.	23,707
3,172		Federated Department Stores, Inc.	133,509
3,100		Gap, Inc.	58,032
2,870		Home Depot, Inc.	108,974
700		JC Penney Co., Inc.	54,138
1,950	@	Kohl's Corp.	135,720
1,000		Limited Brands, Inc.	31,690
5,200		Lowe's Cos., Inc.	156,832
4,250		McDonald's Corp.	178,373
1,200		Nordstrom, Inc.	58,824
1,450	@	Office Depot, Inc.	54,897
300		OfficeMax, Inc.	14,121
500		RadioShack Corp.	8,765
330	@	Sears Holding Corp.	56,569
2,225		Staples, Inc.	56,671
3,450	@	Starbucks Corp.	121,751
2,950		Target Corp.	171,366
2,600		TJX Cos., Inc.	71,292
3,410		Walgreen Co.	138,071
8,350		Wal-Mart Stores, Inc.	384,935
600		Wendy's International, Inc.	19,542
800		Yum! Brands, Inc.	48,952
			2,454,446
	Savings & Loans: 0.1%
3,291		Washington Mutual, Inc.	143,751
			143,751
	Semiconductors: 0.9%
2,500	@	Advanced Micro Devices, Inc.	53,925
2,100	@	Altera Corp.	41,769
1,150		Analog Devices, Inc.	37,398
4,650		Applied Materials, Inc.	83,607
1,394	@	Freescale Semiconductor, Inc.	55,662
19,600		Intel Corp.	418,460
700		KLA-Tencor Corp.	36,169
1,100		Linear Technology Corp.	35,354
1,500	@	LSI Logic Corp.	15,990
1,150		Maxim Integrated Products	36,202
3,700	@	Micron Technology, Inc.	54,020
1,300		National Semiconductor Corp.	31,447
700	@	Novellus Systems, Inc.	21,854
500	@	Nvidia Corp.	18,495
900	@	QLogic Corp.	20,025

Shares			Value
900	@	Teradyne, Inc.	$13,410
2,100		Texas Instruments, Inc.	62,055
1,200		Xilinx, Inc.	32,160
			1,068,002
	Software: 1.4%
1,870	@	Adobe Systems, Inc.	75,043
880	@	Autodesk, Inc.	36,238
1,900		Automatic Data Processing, Inc.	91,637
1,150	@	BMC Software, Inc.	37,444
1,350		CA, Inc.	29,295
600	@	Citrix Systems, Inc.	17,244
2,140	@	Compuware Corp.	17,955
1,050	@	Electronic Arts, Inc.	58,643
550		Fidelity National Information Services, Inc.	21,945
2,649		First Data Corp.	66,887
500	@	Fiserv, Inc.	25,555
700		IMS Health, Inc.	19,229
1,300	@	Intuit, Inc.	40,924
29,300		Microsoft Corp.	859,369
1,450	@	Novell, Inc.	9,106
13,680	@	Oracle Corp.	260,330
296	@	Parametric Technology Corp.	5,731
1,000		Paychex, Inc.	39,410
			1,711,985
	Telecommunications: 2.6%
1,300		Alltel Corp.	73,762
13,186		AT&T, Inc.	447,137
2,650	@	Avaya, Inc.	33,867
6,200		BellSouth Corp.	276,458
500		CenturyTel, Inc.	21,275
35,200	@	Cisco Systems, Inc.	946,176
1,200		Citizens Communications Co.	17,004
700	@	Comverse Technology, Inc.	13,664
5,300	@	Corning, Inc.	114,268
548		Embarq Corp.	28,195
700	@	JDS Uniphase Corp.	12,936
1,700	@	Juniper Networks, Inc.	36,193
11,220		Motorola, Inc.	248,747
5,650		Qualcomm, Inc.	206,734
4,800	@	Qwest Communications International, Inc.	36,912
10,168		Sprint Nextel Corp.	198,378
1,900	@	Tellabs, Inc.	19,076
9,850		Verizon Communications, Inc.	344,159
1,410		Windstream Corp.	19,655
			3,094,596
	Textiles: 0.0%
650		Cintas Corp.	27,430
			27,430
	Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	26,750
1,500		Mattel, Inc.	32,925
			59,675
	Transportation: 0.4%
1,250		Burlington Northern Santa Fe Corp.	93,950
1,560		CSX Corp.	55,942
1,000		FedEx Corp.	115,430

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value
	Transportation (continued)
1,450	Norfolk Southern Corp.	$71,413
200	Ryder System, Inc.	10,434
900	Union Pacific Corp.	81,444
		428,613
Total Common Stock (Cost $39,870,923)		44,199,010
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 58.4%
	Federal National Mortgage Association: 58.4%
$49,500,000	4.990%, due 06/26/08	45,855,414
25,000,000	5.010%, due 05/15/08	23,275,525
		69,130,939
Total U.S. Government Agency Obligations (Cost $71,575,734)		69,130,939
U.S. TREASURY OBLIGATIONS: 4.1%
	U.S. Treasury Principal Only STRIP: 4.1%
5,178,000	4.740%, due 05/15/08	4,840,819
		4,840,819
Total U.S. Treasury Obligations (Cost $4,825,796)		4,840,819
Total Long-Term Investments (Cost $116,272,453)		118,170,768
SHORT-TERM INVESTMENTS: 0.8%

	Repurchase Agreement: 0.8%
942,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $942,138 to be received upon repurchase (Collateralized by $934,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $961,733, due 06/15/08)	942,000
Total Short-Term Investments (Cost $942,000)		942,000

Total Investments in Securities (Cost $117,214,453)*	100.7%	$119,112,768
Other Assets and Liabilities - Net	(0.7)	(833,397)
Net Assets	100.0%	$118,279,371

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $117,826,498.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,363,944
Gross Unrealized Depreciation	(3,077,674)
Net Unrealized Appreciation	$1,286,270

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 42.6%
	Advertising: 0.1%
720		Omnicom Group	$73,555
			73,555
	Aerospace/Defense: 1.0%
1,920		Boeing Co.	169,978
1,330		General Dynamics Corp.	99,537
350		Goodrich Corp.	15,750
450		L-3 Communications Holdings, Inc.	37,013
1,190		Lockheed Martin Corp.	107,636
847		Northrop Grumman Corp.	56,690
1,704		Raytheon Co.	86,972
170		Rockwell Collins, Inc.	10,256
2,450		United Technologies Corp.	158,099
			741,931
	Agriculture: 0.7%
5,040		Altria Group, Inc.	424,418
1,600		Archer-Daniels-Midland Co.	56,160
440		Reynolds American, Inc.	28,266
350		UST, Inc.	19,593
			528,437
	Airlines: 0.0%
1,950		Southwest Airlines Co.	30,635
			30,635
	Apparel: 0.2%
1,510	@	Coach, Inc.	65,247
470		Jones Apparel Group, Inc.	15,792
210		Liz Claiborne, Inc.	8,978
620		Nike, Inc.	61,349
60		VF Corp.	4,703
			156,069
	Auto Manufacturers: 0.1%
3,980		Ford Motor Co.	32,357
500		General Motors Corp.	14,615
675		Paccar, Inc.	44,078
			91,050
	Auto Parts & Equipment: 0.1%
400	@	Goodyear Tire & Rubber Co.	6,740
520		Johnson Controls, Inc.	42,292
			49,032
	Banks: 3.3%
14,733		Bank of America Corp.	793,372
1,790		Bank of New York Co., Inc.	63,617
1,171		BB&T Corp.	50,365
710		Capital One Financial Corp.	55,295
540		Comerica, Inc.	31,455
200		Commerce Bancorp., Inc.	6,952
300		Compass Bancshares, Inc.	17,142
1,400		Fifth Third Bancorp.	55,202
260		First Horizon National Corp.	10,364
430		Huntington Bancshares, Inc.	10,453
850		Keycorp	30,685
200		M&T Bank Corp.	23,728
620		Marshall & Ilsley Corp.	28,390
890		Mellon Financial Corp.	35,805
1,980		National City Corp.	71,478

Shares			Value
1,000		North Fork Bancorp., Inc.	$28,070
460		Northern Trust Corp.	26,202
760		PNC Financial Services Group, Inc.	53,724
2,401		Regions Financial Corp.	87,997
850		State Street Corp.	52,811
870		SunTrust Banks, Inc.	71,036
738		Synovus Financial Corp.	22,155
4,290		US Bancorp.	144,316
6,269		Wachovia Corp.	339,717
8,120		Wells Fargo & Co.	286,149
290		Zions Bancorp.	22,690
			2,419,170
	Beverages: 0.9%
2,510		Anheuser-Busch Cos., Inc.	119,250
270		Brown-Forman Corp.	18,752
4,940		Coca-Cola Co.	231,340
840		Coca-Cola Enterprises, Inc.	17,178
450	@	Constellation Brands, Inc.	12,591
100		Molson Coors Brewing Co.	7,108
470		Pepsi Bottling Group, Inc.	14,720
4,010		PepsiCo, Inc.	248,500
			669,439
	Biotechnology: 0.4%
2,870	@	Amgen, Inc.	203,770
750	@	Biogen Idec, Inc.	39,195
850	@	Celgene Corp.	47,371
250	@	Genzyme Corp.	16,100
200	@	Medimmune, Inc.	6,538
150	@	Millipore Corp.	10,262
			323,236
	Building Materials: 0.1%
120		American Standard Cos., Inc.	5,377
1,120		Masco Corp.	32,133
			37,510
	Chemicals: 0.7%
250		Air Products & Chemicals, Inc.	17,285
200		Ashland, Inc.	13,522
2,630		Dow Chemical Co.	105,226
400		Ecolab, Inc.	17,740
2,500		EI DuPont de Nemours & Co.	117,325
270		International Flavors & Fragrances, Inc.	12,720
1,500		Monsanto Co.	72,105
600		PPG Industries, Inc.	38,580
810		Praxair, Inc.	50,544
380		Rohm & Haas Co.	19,844
450		Sherwin-Williams Co.	28,148
200		Sigma-Aldrich Corp.	15,222
			508,261
	Coal: 0.0%
650		Peabody Energy Corp.	29,907
			29,907
	Commercial Services: 0.4%
450	@	Apollo Group, Inc.	17,456
400	@	Convergys Corp.	9,648
420		Equifax, Inc.	15,956
820		H&R Block, Inc.	19,680
1,190		McKesson Corp.	58,786

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
350	@	Monster Worldwide, Inc.	$15,278
810		Moody's Corp.	56,279
450		Robert Half International, Inc.	17,366
550		RR Donnelley & Sons Co.	19,399
1,897		Western Union Co.	43,252
			273,100
	Computers: 2.0%
300	@	Affiliated Computer Services, Inc.	15,165
340	@	Cognizant Technology Solutions Corp.	27,730
400	@	Computer Sciences Corp.	20,880
9,350	@	Dell, Inc.	254,694
1,250		Electronic Data Systems Corp.	33,925
5,290	@	EMC Corp.	69,352
11,260		Hewlett-Packard Co.	444,320
5,000		International Business Machines Corp.	459,600
380	@	Lexmark International, Inc.	26,212
450	@	NCR Corp.	19,310
810	@	Network Appliance, Inc.	31,760
450	@	Sandisk Corp.	19,980
7,450	@	Sun Microsystems, Inc.	40,379
800	@	Unisys Corp.	5,768
			1,469,075
	Cosmetics/Personal Care: 0.8%
1,000		Avon Products, Inc.	32,640
1,290		Colgate-Palmolive Co.	83,915
450		Estee Lauder Cos., Inc.	18,581
7,679		Procter & Gamble Co.	482,164
			617,300
	Distribution/Wholesale: 0.0%
150		WW Grainger, Inc.	10,854
			10,854
	Diversified Financial Services: 3.8%
2,880		American Express Co.	169,114
596		Ameriprise Financial, Inc.	32,244
280		Bear Stearns Cos., Inc.	42,694
2,700		Charles Schwab Corp.	49,518
80		Chicago Mercantile Exchange Holdings, Inc.	42,848
800		CIT Group, Inc.	41,608
16,090		Citigroup, Inc.	797,903
1,510		Countrywide Financial Corp.	59,977
800	@	E*Trade Financial Corp.	19,256
2,350		Fannie Mae	134,021
120		Federated Investors, Inc.	3,982
420		Franklin Resources, Inc.	44,831
1,650		Freddie Mac	110,814
1,020		Goldman Sachs Group, Inc.	198,696
450		Janus Capital Group, Inc.	9,117
11,250		JPMorgan Chase & Co.	520,650
1,280		Lehman Brothers Holdings, Inc.	94,298
2,130		Merrill Lynch & Co., Inc.	186,226
2,580		Morgan Stanley	196,493
920		SLM Corp.	42,173
750		T. Rowe Price Group, Inc.	32,498
			2,828,961

Shares			Value
	Electric: 1.3%
2,600	@	AES Corp.	$60,762
450	@	Allegheny Energy, Inc.	19,962
600		Ameren Corp.	32,826
1,090		American Electric Power Co., Inc.	45,246
800		Centerpoint Energy, Inc.	13,080
900	@	CMS Energy Corp.	14,589
500		Constellation Energy Group, Inc.	34,305
500		DTE Energy Co.	23,545
1,200	@	Dynegy, Inc.	8,148
910		Edison International	41,842
700		Entergy Corp.	63,924
2,150		Exelon Corp.	130,570
970		FirstEnergy Corp.	58,045
1,040		PG&E Corp.	47,767
350		Pinnacle West Capital Corp.	17,269
1,230		PPL Corp.	44,711
300		Progress Energy, Inc.	14,331
800		Public Service Enterprise Group, Inc.	53,776
2,350		Southern Co.	85,188
600		TECO Energy, Inc.	10,194
1,330		TXU Corp.	76,329
1,220		Xcel Energy, Inc.	28,011
			924,420
	Electrical Components & Equipment: 0.1%
970		Emerson Electric Co.	84,099
350		Molex, Inc.	11,200
			95,299
	Electronics: 0.2%
1,250	@	Agilent Technologies, Inc.	39,800
450		Applera Corp. - Applied Biosystems Group	16,398
420		Jabil Circuit, Inc.	11,911
340		PerkinElmer, Inc.	7,368
600		Symbol Technologies, Inc.	8,892
1,120	@	Thermo Electron Corp.	49,090
300	@	Waters Corp.	15,012
			148,471
	Entertainment: 0.0%
350		International Game Technology	15,323
			15,323
	Environmental Control: 0.1%
600	@	Allied Waste Industries, Inc.	7,608
1,760		Waste Management, Inc.	64,434
			72,042
	Food: 0.5%
1,000		Campbell Soup Co.	38,070
1,150		ConAgra Foods, Inc.	29,555
350	@	Dean Foods Co.	14,987
1,350		General Mills, Inc.	75,533
200		Hershey Co.	10,594
700		HJ Heinz Co.	31,115
570		Kellogg Co.	28,375
1,700		Kroger Co.	36,482
400		McCormick & Co., Inc.	15,488
1,300		Safeway, Inc.	40,053
688		Sara Lee Corp.	11,407

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
165		Supervalu, Inc.	$5,653
350		Whole Foods Market, Inc.	17,080
			354,392
	Forest Products & Paper: 0.1%
1,100		International Paper Co.	36,410
450		MeadWestvaco Corp.	13,275
450		Plum Creek Timber Co., Inc.	16,767
450		Temple-Inland, Inc.	17,595
300		Weyerhaeuser Co.	19,404
			103,451
	Gas: 0.1%
500		KeySpan Corp.	20,515
100		Nicor, Inc.	4,955
800		NiSource, Inc.	19,728
770		Sempra Energy	41,965
			87,163
	Hand/Machine Tools: 0.1%
260		Black & Decker Corp.	22,329
90		Snap-On, Inc.	4,275
280		Stanley Works	14,286
			40,890
	Healthcare-Products: 1.2%
1,610		Baxter International, Inc.	72,031
630		Becton Dickinson & Co.	45,184
2,650	@	Boston Scientific Corp.	41,923
290		CR Bard, Inc.	23,864
7,140		Johnson & Johnson	470,597
2,800		Medtronic, Inc.	145,964
300	@	Patterson Cos., Inc.	11,133
290	@	St. Jude Medical, Inc.	10,808
700		Stryker Corp.	36,302
550	@	Zimmer Holdings, Inc.	40,128
			897,934
	Healthcare-Services: 0.9%
1,790		Aetna, Inc.	73,945
625	@	Coventry Health Care, Inc.	30,081
670	@	Humana, Inc.	36,247
400	@	Laboratory Corp. of America Holdings	28,320
200		Manor Care, Inc.	9,504
430		Quest Diagnostics	22,863
5,500		UnitedHealth Group, Inc.	269,940
2,590	@	WellPoint, Inc.	195,985
			666,885
	Home Furnishings: 0.1%
300		Harman International Industries, Inc.	31,152
200		Whirlpool Corp.	17,060
			48,212
	Household Products/Wares: 0.2%
50		Avery Dennison Corp.	3,374
400		Fortune Brands, Inc.	32,360
1,150		Kimberly-Clark Corp.	76,441
			112,175

Shares			Value
	Housewares: 0.0%
750		Newell Rubbermaid, Inc.	$21,368
			21,368
	Insurance: 2.4%
790	@@	ACE Ltd.	44,904
1,170		Aflac, Inc.	51,644
2,030		Allstate Corp.	128,864
320		AMBAC Financial Group, Inc.	27,405
6,320		American International Group, Inc.	444,422
850		AON Corp.	30,328
1,410		Chubb Corp.	72,982
390		Cigna Corp.	49,160
456		Cincinnati Financial Corp.	20,192
1,900		Genworth Financial, Inc.	62,320
1,250		Hartford Financial Services Group, Inc.	107,200
682		Lincoln National Corp.	43,368
1,510		Loews Corp.	60,279
500		Marsh & McLennan Cos., Inc.	15,710
420		MBIA, Inc.	29,253
2,420		Metlife, Inc.	142,127
270		MGIC Investment Corp.	15,649
860		Principal Financial Group	49,665
2,290		Progressive Corp.	51,640
1,590		Prudential Financial, Inc.	129,553
410		Safeco Corp.	24,834
2,260		St. Paul Travelers Cos., Inc.	117,091
280		Torchmark Corp.	17,702
850		UnumProvident Corp.	17,408
400	@@	XL Capital Ltd.	28,448
			1,782,148
	Internet: 0.3%
650	@	Amazon.com, Inc.	26,221
1,010	@	eBay, Inc.	32,674
250	@	Google, Inc.	121,230
2,317	@	Symantec Corp.	49,120
600	@	VeriSign, Inc.	15,666
			244,911
	Iron/Steel: 0.2%
1,400		Nucor Corp.	83,790
560		United States Steel Corp.	41,882
			125,672
	Leisure Time: 0.2%
270		Brunswick Corp.	8,740
1,000		Carnival Corp.	48,990
670		Harley-Davidson, Inc.	49,426
450		Sabre Holdings Corp.	12,344
			119,500
	Lodging: 0.1%
940		Marriott International, Inc.	42,441
390		Starwood Hotels & Resorts Worldwide, Inc.	25,026
466	@	Wyndham Worldwide Corp.	14,791
			82,258
			Machinery-Construction & Mining: 0.1%
1,550		Caterpillar, Inc.	96,147
			96,147

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Diversified: 0.1%
220		Cummins, Inc.	$26,382
250		Deere & Co.	24,000
420		Rockwell Automation, Inc.	27,334
			77,716
	Media: 1.1%
2,600		CBS Corp.	77,350
1,100		Clear Channel Communications, Inc.	38,676
5,050	@	Comcast Corp.	204,323
200		EW Scripps Co.	9,772
500		Gannett Co., Inc.	29,760
1,300		McGraw-Hill Cos., Inc.	86,645
140		Meredith Corp.	7,574
5,800		News Corp., Inc.	119,480
200		Tribune Co.	6,360
450	@	Univision Communications, Inc.	16,016
6,990		Walt Disney Co.	231,020
			826,976
	Mining: 0.1%
490		Freeport-McMoRan Copper & Gold, Inc.	30,806
460		Phelps Dodge Corp.	56,580
60		Vulcan Materials Co.	5,323
			92,709
	Miscellaneous Manufacturing: 2.2%
1,850		3M Co.	150,701
190		Cooper Industries Ltd.	17,374
650		Danaher Corp.	47,528
450		Dover Corp.	22,635
950		Eastman Kodak Co.	24,719
650		Eaton Corp.	50,102
25,050		General Electric Co.	883,764
2,630		Honeywell International, Inc.	113,037
960		Illinois Tool Works, Inc.	45,312
710	@@	Ingersoll-Rand Co.	27,697
390		ITT Corp.	21,041
450		Leggett & Platt, Inc.	10,701
540		Parker Hannifin Corp.	45,079
360		Textron, Inc.	35,082
4,900	@@	Tyco International Ltd.	148,421
			1,643,193
	Office/Business Equipment: 0.1%
550		Pitney Bowes, Inc.	25,350
3,710	@	Xerox Corp.	61,215
			86,565
	Oil & Gas: 4.2%
1,020		Anadarko Petroleum Corp.	50,347
320		Apache Corp.	22,378
7,871		Chevron Corp.	569,231
3,674		ConocoPhillips	247,260
960		Devon Energy Corp.	70,435
530		EOG Resources, Inc.	37,381
21,400		ExxonMobil Corp.	1,643,734
220		Hess Corp.	11,059
1,350		Marathon Oil Corp.	127,413
750	@,@@	Nabors Industries Ltd.	25,320
300		Noble Corp.	23,175
1,760		Occidental Petroleum Corp.	88,598

Shares			Value
470		Sunoco, Inc.	$32,035
650	@	Transocean, Inc.	50,668
1,800		Valero Energy Corp.	99,126
750		XTO Energy, Inc.	37,950
			3,136,110
	Oil & Gas Services: 0.6%
750		Baker Hughes, Inc.	55,073
300		BJ Services Co.	10,131
3,850		Halliburton Co.	129,899
400	@	National Oilwell Varco, Inc.	26,604
2,600		Schlumberger Ltd.	178,048
300	@	Weatherford International Ltd.	13,473
			413,228
	Packaging & Containers: 0.1%
430		Ball Corp.	18,387
300		Bemis Co.	10,239
450	@	Pactiv Corp.	15,503
290		Sealed Air Corp.	17,258
			61,387
	Pharmaceuticals: 2.4%
3,700		Abbott Laboratories	172,642
140		Allergan, Inc.	16,321
780		AmerisourceBergen Corp.	35,872
250	@	Barr Pharmaceuticals, Inc.	12,770
1,900		Bristol-Myers Squibb Co.	47,177
950		Cardinal Health, Inc.	61,389
1,020		Caremark Rx, Inc.	48,246
900		Eli Lilly & Co.	48,231
490	@	Express Scripts, Inc.	33,418
1,070	@	Forest Laboratories, Inc.	52,109
1,100	@	Gilead Sciences, Inc.	72,512
150	@	Hospira, Inc.	4,920
890	@	King Pharmaceuticals, Inc.	14,712
670	@	Medco Health Solutions, Inc.	33,641
7,160		Merck & Co., Inc.	318,692
850		Mylan Laboratories	17,247
17,520		Pfizer, Inc.	481,625
4,900		Schering-Plough Corp.	107,849
350	@	Watson Pharmaceuticals, Inc.	8,985
3,200		Wyeth	154,496
			1,742,854
	Pipelines: 0.1%
1,400		El Paso Corp.	20,440
1,170		Williams Cos., Inc.	32,479
			52,919
	Real Estate: 0.0%
450	@	CB Richard Ellis Group, Inc.	14,819
502	@	Realogy Corp.	13,097
			27,916
	Real Estate Investment Trusts: 0.1%
300		Apartment Investment & Management Co.	17,292
100		Boston Properties, Inc.	11,705
790		Equity Office Properties Trust	38,078
200		Prologis	13,034
100		Public Storage, Inc.	9,628
100		Vornado Realty Trust	12,611
			102,348

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Retail: 2.4%
200	@	Autozone, Inc.	$22,722
690	@	Bed Bath & Beyond, Inc.	26,738
1,020		Best Buy Co., Inc.	56,069
400	@	Big Lots, Inc.	8,924
400		Circuit City Stores, Inc.	9,984
1,270		Costco Wholesale Corp.	66,370
1,950		CVS Corp.	56,102
390		Darden Restaurants, Inc.	15,659
550		Family Dollar Stores, Inc.	15,340
2,298		Federated Department Stores, Inc.	96,723
2,180		Gap, Inc.	40,810
1,990		Home Depot, Inc.	75,560
550		JC Penney Co., Inc.	42,537
1,350	@	Kohl's Corp.	93,960
770		Limited Brands, Inc.	24,401
3,630		Lowe's Cos., Inc.	109,481
3,010		McDonald's Corp.	126,330
830		Nordstrom, Inc.	40,687
1,150	@	Office Depot, Inc.	43,539
200		OfficeMax, Inc.	9,414
200	@	Sears Holding Corp.	34,284
1,610		Staples, Inc.	41,007
2,420	@	Starbucks Corp.	85,402
2,100		Target Corp.	121,989
1,880		TJX Cos., Inc.	51,550
2,450		Walgreen Co.	99,201
5,940		Wal-Mart Stores, Inc.	273,834
480		Wendy's International, Inc.	15,634
720		Yum! Brands, Inc.	44,057
			1,748,308
	Savings & Loans: 0.1%
2,342		Washington Mutual, Inc.	102,299
			102,299
	Semiconductors: 1.0%
1,850	@	Advanced Micro Devices, Inc.	39,905
1,320	@	Altera Corp.	26,255
1,070		Analog Devices, Inc.	34,796
3,400		Applied Materials, Inc.	61,132
975	@	Freescale Semiconductor, Inc.	38,932
13,880		Intel Corp.	296,338
500		KLA-Tencor Corp.	25,835
680		Linear Technology Corp.	21,855
1,600	@	LSI Logic Corp.	17,056
710		Maxim Integrated Products	22,351
2,750	@	Micron Technology, Inc.	40,150
1,090		National Semiconductor Corp.	26,367
450	@	Novellus Systems, Inc.	14,049
300	@	Nvidia Corp.	11,097
550	@	QLogic Corp.	12,238
600	@	Teradyne, Inc.	8,940
1,460		Texas Instruments, Inc.	43,143
750		Xilinx, Inc.	20,100
			760,539
	Software: 1.7%
1,310	@	Adobe Systems, Inc.	52,570
580	@	Autodesk, Inc.	23,884
1,310		Automatic Data Processing, Inc.	63,181
760	@	BMC Software, Inc.	24,746
1,270		CA, Inc.	27,559

Shares			Value
440	@	Citrix Systems, Inc.	$12,646
1,320	@	Compuware Corp.	11,075
620	@	Electronic Arts, Inc.	34,627
400		Fidelity National Information Services, Inc.	15,960
1,897		First Data Corp.	47,899
390	@	Fiserv, Inc.	19,933
430		IMS Health, Inc.	11,812
960	@	Intuit, Inc.	30,221
20,850		Microsoft Corp.	611,531
1,130	@	Novell, Inc.	7,096
9,680	@	Oracle Corp.	184,210
462	@	Parametric Technology Corp.	8,944
870		Paychex, Inc.	34,287
			1,222,181
	Telecommunications: 3.0%
950		Alltel Corp.	53,903
9,322		AT&T, Inc.	316,109
1,550	@	Avaya, Inc.	19,809
4,350		BellSouth Corp.	193,967
340		CenturyTel, Inc.	14,467
25,000	@	Cisco Systems, Inc.	672,000
750		Citizens Communications Co.	10,628
390	@	Comverse Technology, Inc.	7,613
3,800	@	Corning, Inc.	81,928
351		Embarq Corp.	18,059
500	@	JDS Uniphase Corp.	9,240
1,200	@	Juniper Networks, Inc.	25,548
7,970		Motorola, Inc.	176,695
3,940		Qualcomm, Inc.	144,165
3,500	@	Qwest Communications International, Inc.	26,915
6,935		Sprint Nextel Corp.	135,302
1,290	@	Tellabs, Inc.	12,952
7,000		Verizon Communications, Inc.	244,580
1,061		Windstream Corp.	14,790
			2,178,670
	Textiles: 0.0%
440		Cintas Corp.	18,568
			18,568
	Toys/Games/Hobbies: 0.1%
710		Hasbro, Inc.	18,993
950		Mattel, Inc.	20,853
			39,846
	Transportation: 0.4%
890		Burlington Northern Santa Fe Corp.	66,892
1,080		CSX Corp.	38,729
710		FedEx Corp.	81,955
930		Norfolk Southern Corp.	45,803
650		Union Pacific Corp.	58,803
			292,182
Total Common Stock (Cost $28,355,933)			31,522,697

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.1%
	Federal Home Loan Mortgage Corporation: 54.1%
$44,200,000	4.930%, due 12/22/08	$40,025,487
		40,025,487
Total U.S. Government Agency Obligations (Cost $41,039,276)		40,025,487
	U.S. TREASURY OBLIGATIONS: 3.1%
	U.S. Treasury Principal Only STRIP: 3.1%
2,555,000	4.620%, due 11/15/08	2,338,471
		2,338,471
Total U.S. Treasury Obligations (Cost $2,327,645)		2,338,471
Total Long-Term Investments (Cost $71,722,854)		73,886,655
SHORT-TERM INVESTMENTS: 0.9%

	Repurchase Agreement: 0.9%
656,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $656,096 to be received upon repurchase (Collateralized by $650,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $669,300, due 06/15/08)	656,000
Total Short-Term Investments (Cost $656,000)		656,000
Total Investments in Securities (Cost $72,378,854)*	100.7%	$74,542,655
Other Assets and Liabilities - Net	(0.7)	(547,110)
Net Assets	100.0%	$73,995,545

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $72,918,650.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,099,712
Gross Unrealized Depreciation	(1,475,707)
Net Unrealized Appreciation	$1,624,005

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 47.3%
	Advertising: 0.1%
600		Omnicom Group	$61,296
			61,296
	Aerospace/Defense: 1.1%
1,550		Boeing Co.	137,222
1,050		General Dynamics Corp.	78,582
300		Goodrich Corp.	13,500
350		L-3 Communications Holdings, Inc.	28,788
950		Lockheed Martin Corp.	85,928
665		Northrop Grumman Corp.	44,508
1,509		Raytheon Co.	77,019
150		Rockwell Collins, Inc.	9,050
2,000		United Technologies Corp.	129,060
			603,657
	Agriculture: 0.8%
4,150		Altria Group, Inc.	349,472
1,160		Archer-Daniels-Midland Co.	40,716
300		Reynolds American, Inc.	19,272
300		UST, Inc.	16,794
			426,254
	Airlines: 0.0%
1,550		Southwest Airlines Co.	24,351
			24,351
	Apparel: 0.2%
1,180	@	Coach, Inc.	50,988
250		Jones Apparel Group, Inc.	8,400
250		Liz Claiborne, Inc.	10,688
350		Nike, Inc.	34,633
120		VF Corp.	9,407
			114,116
	Auto Manufacturers: 0.2%
3,300		Ford Motor Co.	26,829
400		General Motors Corp.	11,692
200	@	Navistar International Corp.	6,398
650		Paccar, Inc.	42,445
			87,364
	Auto Parts & Equipment: 0.1%
600	@	Goodyear Tire & Rubber Co.	10,110
350		Johnson Controls, Inc.	28,466
			38,576
	Banks: 3.6%
12,172		Bank of America Corp.	655,462
1,500		Bank of New York Co., Inc.	53,310
986		BB&T Corp.	42,408
650		Capital One Financial Corp.	50,622
450		Comerica, Inc.	26,213
300		Compass Bancshares, Inc.	17,142
1,000		Fifth Third Bancorp.	39,430
250		First Horizon National Corp.	9,965
450		Huntington Bancshares, Inc.	10,940
750		Keycorp	27,075
150		M&T Bank Corp.	17,796
450		Marshall & Ilsley Corp.	20,606
800		Mellon Financial Corp.	32,184
1,500		National City Corp.	54,150

Shares			Value
900		North Fork Bancorp., Inc.	$25,263
400		Northern Trust Corp.	22,784
550		PNC Financial Services Group, Inc.	38,880
1,958		Regions Financial Corp.	71,761
700		State Street Corp.	43,491
700		SunTrust Banks, Inc.	57,155
585		Synovus Financial Corp.	17,562
3,500		US Bancorp.	117,740
5,223		Wachovia Corp.	283,034
6,700		Wells Fargo & Co.	236,108
200		Zions Bancorp.	15,648
			1,986,729
	Beverages: 1.0%
2,100		Anheuser-Busch Cos., Inc.	99,771
170		Brown-Forman Corp.	11,807
4,050		Coca-Cola Co.	189,662
700		Coca-Cola Enterprises, Inc.	14,315
400	@	Constellation Brands, Inc.	11,192
100		Molson Coors Brewing Co.	7,108
350		Pepsi Bottling Group, Inc.	10,962
3,340		PepsiCo, Inc.	206,980
			551,797
	Biotechnology: 0.5%
2,300	@	Amgen, Inc.	163,300
600	@	Biogen Idec, Inc.	31,356
700	@	Celgene Corp.	39,011
250	@	Genzyme Corp.	16,100
200	@	Medimmune, Inc.	6,538
100	@	Millipore Corp.	6,841
			263,146
	Building Materials: 0.1%
150		American Standard Cos., Inc.	6,722
900		Masco Corp.	25,821
			32,543
	Chemicals: 0.8%
150		Air Products & Chemicals, Inc.	10,371
100		Ashland, Inc.	6,761
2,150		Dow Chemical Co.	86,022
100		Eastman Chemical Co.	5,938
400		Ecolab, Inc.	17,740
2,100		EI DuPont de Nemours & Co.	98,553
300	@	Hercules, Inc.	5,589
200		International Flavors & Fragrances, Inc.	9,422
1,240		Monsanto Co.	59,607
630		PPG Industries, Inc.	40,509
750		Praxair, Inc.	46,800
300		Rohm & Haas Co.	15,666
350		Sherwin-Williams Co.	21,893
100		Sigma-Aldrich Corp.	7,611
			432,482
	Coal: 0.0%
540		Peabody Energy Corp.	24,845
			24,845
	Commercial Services: 0.4%
500	@	Apollo Group, Inc.	19,395
400	@	Convergys Corp.	9,648
400		Equifax, Inc.	15,196

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
600		H&R Block, Inc.	$14,400
1,020		McKesson Corp.	50,388
300	@	Monster Worldwide, Inc.	13,095
600		Moody's Corp.	41,688
100		Robert Half International, Inc.	3,859
200		RR Donnelley & Sons Co.	7,054
1,400		Western Union Co.	31,920
			206,643
	Computers: 2.2%
250	@	Affiliated Computer Services, Inc.	12,638
280	@	Cognizant Technology Solutions Corp.	22,837
450	@	Computer Sciences Corp.	23,490
7,720	@	Dell, Inc.	210,293
1,000		Electronic Data Systems Corp.	27,140
4,650	@	EMC Corp.	60,962
9,250		Hewlett-Packard Co.	365,005
4,150		International Business Machines Corp.	381,468
300	@	Lexmark International, Inc.	20,694
450	@	NCR Corp.	19,310
710	@	Network Appliance, Inc.	27,839
400	@	Sandisk Corp.	17,760
6,700	@	Sun Microsystems, Inc.	36,314
600	@	Unisys Corp.	4,326
			1,230,076
	Cosmetics/Personal Care: 0.9%
900		Avon Products, Inc.	29,376
1,000		Colgate-Palmolive Co.	65,050
300		Estee Lauder Cos., Inc.	12,387
6,343		Procter & Gamble Co.	398,277
			505,090
	Distribution/Wholesale: 0.0%
100		WW Grainger, Inc.	7,236
			7,236
	Diversified Financial Services: 4.3%
2,450		American Express Co.	143,864
530		Ameriprise Financial, Inc.	28,673
240		Bear Stearns Cos., Inc.	36,595
2,100		Charles Schwab Corp.	38,514
70		Chicago Mercantile Exchange Holdings, Inc.	37,492
650		CIT Group, Inc.	33,807
13,200		Citigroup, Inc.	654,588
1,170		Countrywide Financial Corp.	46,472
700	@	E*Trade Financial Corp.	16,849
1,900		Fannie Mae	108,357
250		Federated Investors, Inc.	8,295
350		Franklin Resources, Inc.	37,359
1,400		Freddie Mac	94,024
900		Goldman Sachs Group, Inc.	175,320
500		Janus Capital Group, Inc.	10,130
9,300		JPMorgan Chase & Co.	430,404
1,040		Lehman Brothers Holdings, Inc.	76,617
1,800		Merrill Lynch & Co., Inc.	157,374
2,150		Morgan Stanley	163,744
800		SLM Corp.	36,672
500		T. Rowe Price Group, Inc.	21,665
			2,356,815

Shares			Value
	Electric: 1.4%
2,150	@	AES Corp.	$50,246
400	@	Allegheny Energy, Inc.	17,744
500		Ameren Corp.	27,355
950		American Electric Power Co., Inc.	39,435
750		Centerpoint Energy, Inc.	12,263
490	@	CMS Energy Corp.	7,943
450		Constellation Energy Group, Inc.	30,875
400		DTE Energy Co.	18,836
1,000	@	Dynegy, Inc.	6,790
800		Edison International	36,784
500		Entergy Corp.	45,660
1,700		Exelon Corp.	103,241
820		FirstEnergy Corp.	49,069
850		PG&E Corp.	39,041
300		Pinnacle West Capital Corp.	14,802
1,000		PPL Corp.	36,350
200		Progress Energy, Inc.	9,554
650		Public Service Enterprise Group, Inc.	43,693
1,800		Southern Co.	65,250
500		TECO Energy, Inc.	8,495
1,180		TXU Corp.	67,720
1,000		Xcel Energy, Inc.	22,960
			754,106
	Electrical Components & Equipment: 0.1%
800		Emerson Electric Co.	69,360
300		Molex, Inc.	9,600
			78,960
	Electronics: 0.2%
750	@	Agilent Technologies, Inc.	23,880
500		Applera Corp. - Applied Biosystems Group	18,220
450		Jabil Circuit, Inc.	12,762
400		PerkinElmer, Inc.	8,668
500		Symbol Technologies, Inc.	7,410
200		Tektronix, Inc.	6,112
800	@	Thermo Electron Corp.	35,064
300	@	Waters Corp.	15,012
			127,128
	Entertainment: 0.0%
300		International Game Technology	13,134
			13,134
	Environmental Control: 0.1%
500	@	Allied Waste Industries, Inc.	6,340
1,450		Waste Management, Inc.	53,085
			59,425
	Food: 0.5%
650		Campbell Soup Co.	24,746
1,000		ConAgra Foods, Inc.	25,700
300	@	Dean Foods Co.	12,846
1,200		General Mills, Inc.	67,140
100		Hershey Co.	5,297
800		HJ Heinz Co.	35,560
450		Kellogg Co.	22,401
1,450		Kroger Co.	31,117
200		McCormick & Co., Inc.	7,744
800		Safeway, Inc.	24,648

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
600		Sara Lee Corp.	$9,948
159		Supervalu, Inc.	5,447
300		Whole Foods Market, Inc.	14,640
			287,234
	Forest Products & Paper: 0.1%
900		International Paper Co.	29,790
400		MeadWestvaco Corp.	11,800
350		Plum Creek Timber Co., Inc.	13,041
300		Temple-Inland, Inc.	11,730
200		Weyerhaeuser Co.	12,936
			79,297
	Gas: 0.1%
400		KeySpan Corp.	16,412
100		Nicor, Inc.	4,955
700		NiSource, Inc.	17,262
700		Sempra Energy	38,150
			76,779
	Hand/Machine Tools: 0.0%
110		Black & Decker Corp.	9,447
100		Snap-On, Inc.	4,750
200		Stanley Works	10,204
			24,401
	Healthcare-Products: 1.4%
100		Bausch & Lomb, Inc.	4,842
1,350		Baxter International, Inc.	60,399
480		Becton Dickinson & Co.	34,426
2,100	@	Boston Scientific Corp.	33,222
250		CR Bard, Inc.	20,573
5,800		Johnson & Johnson	382,278
2,300		Medtronic, Inc.	119,899
300	@	Patterson Cos., Inc.	11,133
250	@	St. Jude Medical, Inc.	9,318
600		Stryker Corp.	31,116
500	@	Zimmer Holdings, Inc.	36,480
			743,686
	Healthcare-Services: 1.0%
1,370		Aetna, Inc.	56,595
550	@	Coventry Health Care, Inc.	26,472
610	@	Humana, Inc.	33,001
350	@	Laboratory Corp. of America Holdings	24,780
100		Manor Care, Inc.	4,752
400		Quest Diagnostics	21,268
4,550		UnitedHealth Group, Inc.	223,314
2,060	@	WellPoint, Inc.	155,880
			546,062
	Home Furnishings: 0.1%
200		Harman International Industries, Inc.	20,768
200		Whirlpool Corp.	17,060
			37,828
	Household Products/Wares: 0.2%
100		Avery Dennison Corp.	6,747
300		Fortune Brands, Inc.	24,270
950		Kimberly-Clark Corp.	63,147
			94,164

Shares			Value
	Housewares: 0.0%
600		Newell Rubbermaid, Inc.	$17,094
			17,094
	Insurance: 2.7%
640	@@	ACE Ltd.	36,378
900		Aflac, Inc.	39,726
1,660		Allstate Corp.	105,377
300		AMBAC Financial Group, Inc.	25,692
5,150		American International Group, Inc.	362,148
600		AON Corp.	21,408
1,080		Chubb Corp.	55,901
300		Cigna Corp.	37,815
403		Cincinnati Financial Corp.	17,845
1,500		Genworth Financial, Inc.	49,200
1,050		Hartford Financial Services Group, Inc.	90,048
614		Lincoln National Corp.	39,044
1,190		Loews Corp.	47,505
400		Marsh & McLennan Cos., Inc.	12,568
350		MBIA, Inc.	24,378
2,040		Metlife, Inc.	119,809
200		MGIC Investment Corp.	11,592
750		Principal Financial Group	43,313
1,940		Progressive Corp.	43,747
1,350		Prudential Financial, Inc.	109,998
400		Safeco Corp.	24,228
1,850		St. Paul Travelers Cos., Inc.	95,849
300		Torchmark Corp.	18,966
550		UnumProvident Corp.	11,264
400	@@	XL Capital Ltd.	28,448
			1,472,247
	Internet: 0.4%
500	@	Amazon.com, Inc.	20,170
900	@	eBay, Inc.	29,115
200	@	Google, Inc.	96,984
1,787	@	Symantec Corp.	37,884
500	@	VeriSign, Inc.	13,055
			197,208
	Iron/Steel: 0.2%
1,200		Nucor Corp.	71,820
450		United States Steel Corp.	33,656
			105,476
	Leisure Time: 0.2%
250		Brunswick Corp.	8,093
800		Carnival Corp.	39,192
500		Harley-Davidson, Inc.	36,885
300		Sabre Holdings Corp.	8,229
			92,399
	Lodging: 0.1%
740		Marriott International, Inc.	33,411
150		Starwood Hotels & Resorts Worldwide, Inc.	9,626
350	@	Wyndham Worldwide Corp.	11,109
			54,146
	Machinery-Construction & Mining: 0.2%
1,300		Caterpillar, Inc.	80,639
			80,639

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Diversified: 0.1%
150		Cummins, Inc.	$17,988
200		Deere & Co.	19,200
400		Rockwell Automation, Inc.	26,032
			63,220
	Media: 1.2%
2,125		CBS Corp.	63,219
900		Clear Channel Communications, Inc.	31,644
4,100	@	Comcast Corp.	165,886
200		EW Scripps Co.	9,772
500		Gannett Co., Inc.	29,760
930		McGraw-Hill Cos., Inc.	61,985
100		Meredith Corp.	5,410
4,750		News Corp., Inc.	97,850
200		Tribune Co.	6,360
200	@	Univision Communications, Inc.	7,118
5,750		Walt Disney Co.	190,038
			669,042
	Mining: 0.2%
450		Freeport-McMoRan Copper & Gold, Inc.	28,292
410		Phelps Dodge Corp.	50,430
150		Vulcan Materials Co.	13,308
			92,030
	Miscellaneous Manufacturing: 2.5%
1,550		3M Co.	126,263
300		Cooper Industries Ltd.	27,432
550		Danaher Corp.	40,216
500		Dover Corp.	25,150
800		Eastman Kodak Co.	20,816
500		Eaton Corp.	38,540
20,600		General Electric Co.	726,768
2,200		Honeywell International, Inc.	94,556
700		Illinois Tool Works, Inc.	33,040
550	@@	Ingersoll-Rand Co.	21,456
400		ITT Corp.	21,580
400		Leggett & Platt, Inc.	9,512
400		Parker Hannifin Corp.	33,392
250		Textron, Inc.	24,363
4,000	@@	Tyco International Ltd.	121,160
			1,364,244
	Office/Business Equipment: 0.1%
450		Pitney Bowes, Inc.	20,741
3,300	@	Xerox Corp.	54,450
			75,191
	Oil & Gas: 4.7%
700		Anadarko Petroleum Corp.	34,552
250		Apache Corp.	17,483
6,544		Chevron Corp.	473,262
2,999		ConocoPhillips	201,833
800		Devon Energy Corp.	58,696
500		EOG Resources, Inc.	35,265
17,550		ExxonMobil Corp.	1,347,980
150		Hess Corp.	7,541
1,100		Marathon Oil Corp.	103,818
500	@,@@	Nabors Industries Ltd.	16,880
200		Noble Corp.	15,450
1,600		Occidental Petroleum Corp.	80,544

Shares			Value
400		Sunoco, Inc.	$27,264
500	@	Transocean, Inc.	38,975
1,450		Valero Energy Corp.	79,852
600		XTO Energy, Inc.	30,360
			2,569,755
	Oil & Gas Services: 0.6%
600		Baker Hughes, Inc.	44,058
200		BJ Services Co.	6,754
3,200		Halliburton Co.	107,968
300	@	National Oilwell Varco, Inc.	19,953
2,100		Schlumberger Ltd.	143,808
200	@	Weatherford International Ltd.	8,982
			331,523
	Packaging & Containers: 0.1%
200		Ball Corp.	8,552
200		Bemis Co.	6,826
500	@	Pactiv Corp.	17,225
200		Sealed Air Corp.	11,902
			44,505
	Pharmaceuticals: 2.6%
3,000		Abbott Laboratories	139,980
100		Allergan, Inc.	11,658
660		AmerisourceBergen Corp.	30,353
200	@	Barr Pharmaceuticals, Inc.	10,216
1,600		Bristol-Myers Squibb Co.	39,728
790		Cardinal Health, Inc.	51,050
830		Caremark Rx, Inc.	39,259
800		Eli Lilly & Co.	42,872
400	@	Express Scripts, Inc.	27,280
900	@	Forest Laboratories, Inc.	43,830
900	@	Gilead Sciences, Inc.	59,328
150	@	Hospira, Inc.	4,920
730	@	King Pharmaceuticals, Inc.	12,067
600	@	Medco Health Solutions, Inc.	30,126
5,850		Merck & Co., Inc.	260,384
500		Mylan Laboratories	10,145
14,600		Pfizer, Inc.	401,354
3,950		Schering-Plough Corp.	86,940
300	@	Watson Pharmaceuticals, Inc.	7,701
2,700		Wyeth	130,356
			1,439,547
	Pipelines: 0.1%
1,100		El Paso Corp.	16,060
950		Williams Cos., Inc.	26,372
			42,432
	Real Estate: 0.0%
370	@	CB Richard Ellis Group, Inc.	12,184
401	@	Realogy Corp.	10,462
			22,646
	Real Estate Investment Trusts: 0.2%
250		Apartment Investment & Management Co.	14,410
100		Boston Properties, Inc.	11,705
700		Equity Office Properties Trust	33,740
200		Prologis	13,034
100		Public Storage, Inc.	9,628
100		Vornado Realty Trust	12,611
			95,128

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Retail: 2.6%
100	@	Autozone, Inc.	$11,361
450	@	Bed Bath & Beyond, Inc.	17,438
820		Best Buy Co., Inc.	45,075
400	@	Big Lots, Inc.	8,924
350		Circuit City Stores, Inc.	8,736
950		Costco Wholesale Corp.	49,647
1,600		CVS Corp.	46,032
310		Darden Restaurants, Inc.	12,447
500		Family Dollar Stores, Inc.	13,945
1,866		Federated Department Stores, Inc.	78,540
1,850		Gap, Inc.	34,632
1,710		Home Depot, Inc.	64,929
550		JC Penney Co., Inc.	42,537
1,100	@	Kohl's Corp.	76,560
650		Limited Brands, Inc.	20,599
3,000		Lowe's Cos., Inc.	90,480
2,500		McDonald's Corp.	104,925
800		Nordstrom, Inc.	39,216
950	@	Office Depot, Inc.	35,967
200		OfficeMax, Inc.	9,414
300		RadioShack Corp.	5,259
130	@	Sears Holding Corp.	22,285
1,340		Staples, Inc.	34,130
2,050	@	Starbucks Corp.	72,345
1,750		Target Corp.	101,658
1,550		TJX Cos., Inc.	42,501
2,030		Walgreen Co.	82,195
4,850		Wal-Mart Stores, Inc.	223,585
250		Wendy's International, Inc.	8,143
550		Yum! Brands, Inc.	33,655
			1,437,160
	Savings & Loans: 0.2%
1,970		Washington Mutual, Inc.	86,050
			86,050
	Semiconductors: 1.1%
1,600	@	Advanced Micro Devices, Inc.	34,512
1,150	@	Altera Corp.	22,874
700		Analog Devices, Inc.	22,764
2,800		Applied Materials, Inc.	50,344
1,008	@	Freescale Semiconductor, Inc.	40,249
11,440		Intel Corp.	244,244
400		KLA-Tencor Corp.	20,668
550		Linear Technology Corp.	17,677
1,400	@	LSI Logic Corp.	14,924
550		Maxim Integrated Products	17,314
2,450	@	Micron Technology, Inc.	35,770
500		National Semiconductor Corp.	12,095
250	@	Novellus Systems, Inc.	7,805
300	@	Nvidia Corp.	11,097
500	@	QLogic Corp.	11,125
500	@	Teradyne, Inc.	7,450
1,250		Texas Instruments, Inc.	36,938
600		Xilinx, Inc.	16,080
			623,930
	Software: 1.8%
1,020	@	Adobe Systems, Inc.	40,933
380	@	Autodesk, Inc.	15,648
1,150		Automatic Data Processing, Inc.	55,465
590	@	BMC Software, Inc.	19,210

Shares			Value
850		CA, Inc.	$18,445
450	@	Citrix Systems, Inc.	12,933
1,150	@	Compuware Corp.	9,649
650	@	Electronic Arts, Inc.	36,303
320		Fidelity National Information Services, Inc.	12,768
1,400		First Data Corp.	35,350
400	@	Fiserv, Inc.	20,444
450		IMS Health, Inc.	12,362
600	@	Intuit, Inc.	18,888
17,300		Microsoft Corp.	507,409
900	@	Novell, Inc.	5,652
8,010	@	Oracle Corp.	152,430
180	@	Parametric Technology Corp.	3,485
750		Paychex, Inc.	29,558
			1,006,932
	Telecommunications: 3.3%
800		Alltel Corp.	45,392
7,805		AT&T, Inc.	264,668
1,300	@	Avaya, Inc.	16,614
3,500		BellSouth Corp.	156,065
300		CenturyTel, Inc.	12,765
20,550	@	Cisco Systems, Inc.	552,384
600		Citizens Communications Co.	8,502
400	@	Comverse Technology, Inc.	7,808
3,050	@	Corning, Inc.	65,758
325		Embarq Corp.	16,721
400	@	JDS Uniphase Corp.	7,392
1,000	@	Juniper Networks, Inc.	21,290
6,530		Motorola, Inc.	144,770
3,300		Qualcomm, Inc.	120,747
2,800	@	Qwest Communications International, Inc.	21,532
6,009		Sprint Nextel Corp.	117,236
900	@	Tellabs, Inc.	9,036
5,700		Verizon Communications, Inc.	199,158
906		Windstream Corp.	12,630
			1,800,468
	Textiles: 0.0%
200		Cintas Corp.	8,440
			8,440
	Toys/Games/Hobbies: 0.1%
500		Hasbro, Inc.	13,375
750		Mattel, Inc.	16,463
			29,838
	Transportation: 0.5%
750		Burlington Northern Santa Fe Corp.	56,370
1,000		CSX Corp.	35,860
600		FedEx Corp.	69,258
850		Norfolk Southern Corp.	41,863
100		Ryder System, Inc.	5,217
550		Union Pacific Corp.	49,786
			258,354
Total Common Stock (Cost $23,223,055)			25,954,864

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.9%
	Federal Home Loan Mortgage Corporation: 49.9%
$30,700,000	4.900%, due 04/21/09	$27,384,247
		27,384,247
Total U.S. Government Agency Obligations (Cost $27,995,784)		27,384,247
	U.S. TREASURY OBLIGATIONS: 2.0%
	U.S. Treasury Principal Only STRIP: 2.0%
1,235,000	4.580%, due 02/15/09	1,118,820
		1,118,820
Total U.S. Treasury Obligations (Cost $1,118,913)		1,118,820
Total Long-Term Investments (Cost $52,337,752)		54,457,931
SHORT-TERM INVESTMENTS: 1.4%

	Repurchase Agreement: 1.4%
782,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $782,115 to be received upon repurchase (Collateralized by $775,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $798,012, due 06/15/08)	782,000
Total Short-Term Investments (Cost $782,000)		782,000
Total Investments in Securities (Cost $53,119,752)*	100.6%	$55,239,931
Other Assets and Liabilities - Net	(0.6)	(342,243)
Net Assets	100.0%	$54,897,688

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $53,464,462.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,745,934
Gross Unrealized Depreciation	(970,465)
Net Unrealized Appreciation	$1,775,469

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 50.3%
	Advertising: 0.1%
507		Omnicom Group	$51,795
			51,795
	Aerospace/Defense: 1.2%
1,415		Boeing Co.	125,270
998		General Dynamics Corp.	74,690
250		Goodrich Corp.	11,250
300		L-3 Communications Holdings, Inc.	24,675
839		Lockheed Martin Corp.	75,888
647		Northrop Grumman Corp.	43,304
1,323		Raytheon Co.	67,526
149		Rockwell Collins, Inc.	8,989
1,798		United Technologies Corp.	116,025
			547,617
	Agriculture: 0.8%
3,676		Altria Group, Inc.	309,556
1,025		Archer-Daniels-Midland Co.	35,978
334		Reynolds American, Inc.	21,456
300		UST, Inc.	16,794
			383,784
	Airlines: 0.0%
1,400		Southwest Airlines Co.	21,994
			21,994
	Apparel: 0.3%
1,220	@	Coach, Inc.	52,716
303		Jones Apparel Group, Inc.	10,181
261		Liz Claiborne, Inc.	11,158
368		Nike, Inc.	36,414
133		VF Corp.	10,426
			120,895
	Auto Manufacturers: 0.2%
3,950		Ford Motor Co.	32,114
400		General Motors Corp.	11,692
550		Paccar, Inc.	35,915
			79,721
	Auto Parts & Equipment: 0.1%
379	@	Goodyear Tire & Rubber Co.	6,386
380		Johnson Controls, Inc.	30,905
			37,291
	Banks: 3.8%
10,814		Bank of America Corp.	582,334
1,228		Bank of New York Co., Inc.	43,643
856		BB&T Corp.	36,817
574		Capital One Financial Corp.	44,703
437		Comerica, Inc.	25,455
250		Compass Bancshares, Inc.	14,285
900		Fifth Third Bancorp.	35,487
120		First Horizon National Corp.	4,783
398		Huntington Bancshares, Inc.	9,675
752		Keycorp	27,147
121		M&T Bank Corp.	14,355
495		Marshall & Ilsley Corp.	22,666
778		Mellon Financial Corp.	31,299
1,378		National City Corp.	49,746
900		North Fork Bancorp., Inc.	25,263

Shares			Value
371		Northern Trust Corp.	$21,132
479		PNC Financial Services Group, Inc.	33,861
1,598		Regions Financial Corp.	58,567
602		State Street Corp.	37,402
675		SunTrust Banks, Inc.	55,114
532		Synovus Financial Corp.	15,971
3,118		US Bancorp.	104,890
4,628		Wachovia Corp.	250,791
5,926		Wells Fargo & Co.	208,832
200		Zions Bancorp.	15,648
			1,769,866
	Beverages: 1.1%
1,842		Anheuser-Busch Cos., Inc.	87,513
113		Brown-Forman Corp.	7,848
3,602		Coca-Cola Co.	168,682
662		Coca-Cola Enterprises, Inc.	13,538
350	@	Constellation Brands, Inc.	9,793
100		Molson Coors Brewing Co.	7,108
359		Pepsi Bottling Group, Inc.	11,244
2,915		PepsiCo, Inc.	180,643
			486,369
	Biotechnology: 0.5%
2,127	@	Amgen, Inc.	151,017
600	@	Biogen Idec, Inc.	31,356
650	@	Celgene Corp.	36,225
197	@	Genzyme Corp.	12,687
200	@	Medimmune, Inc.	6,538
97	@	Millipore Corp.	6,636
			244,459
	Building Materials: 0.1%
121		American Standard Cos., Inc.	5,422
668		Masco Corp.	19,165
			24,587
	Chemicals: 0.8%
152		Air Products & Chemicals, Inc.	10,509
100		Ashland, Inc.	6,761
1,948		Dow Chemical Co.	77,939
100		Eastman Chemical Co.	5,938
400		Ecolab, Inc.	17,740
1,850		EI DuPont de Nemours & Co.	86,821
188		International Flavors & Fragrances, Inc.	8,857
1,088		Monsanto Co.	52,300
525		PPG Industries, Inc.	33,758
615		Praxair, Inc.	38,376
301		Rohm & Haas Co.	15,718
312		Sherwin-Williams Co.	19,516
100		Sigma-Aldrich Corp.	7,611
			381,844
	Coal: 0.0%
480		Peabody Energy Corp.	22,085
			22,085
	Commercial Services: 0.4%
400	@	Apollo Group, Inc.	15,516
300	@	Convergys Corp.	7,236
332		Equifax, Inc.	12,613
606		H&R Block, Inc.	14,544

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
901		McKesson Corp.	$44,509
250	@	Monster Worldwide, Inc.	10,913
544		Moody's Corp.	37,797
295		Robert Half International, Inc.	11,384
129		RR Donnelley & Sons Co.	4,550
1,219		Western Union Co.	27,793
			186,855
	Computers: 2.4%
250	@	Affiliated Computer Services, Inc.	12,638
250	@	Cognizant Technology Solutions Corp.	20,390
379	@	Computer Sciences Corp.	19,784
6,836	@	Dell, Inc.	186,213
950		Electronic Data Systems Corp.	25,783
3,760	@	EMC Corp.	49,294
8,189		Hewlett-Packard Co.	323,138
3,638		International Business Machines Corp.	334,405
203	@	Lexmark International, Inc.	14,003
396	@	NCR Corp.	16,992
584	@	Network Appliance, Inc.	22,899
400	@	Sandisk Corp.	17,760
6,200	@	Sun Microsystems, Inc.	33,604
666	@	Unisys Corp.	4,802
			1,081,705
	Cosmetics/Personal Care: 1.0%
800		Avon Products, Inc.	26,112
925		Colgate-Palmolive Co.	60,171
300		Estee Lauder Cos., Inc.	12,387
5,597		Procter & Gamble Co.	351,436
			450,106
	Distribution/Wholesale: 0.0%
165		WW Grainger, Inc.	11,939
			11,939
	Diversified Financial Services: 4.5%
2,166		American Express Co.	127,188
453		Ameriprise Financial, Inc.	24,507
199		Bear Stearns Cos., Inc.	30,344
1,950		Charles Schwab Corp.	35,763
60		Chicago Mercantile Exchange Holdings, Inc.	32,136
600		CIT Group, Inc.	31,206
11,880		Citigroup, Inc.	589,129
1,130		Countrywide Financial Corp.	44,884
650	@	E*Trade Financial Corp.	15,646
1,718		Fannie Mae	97,978
99		Federated Investors, Inc.	3,285
273		Franklin Resources, Inc.	29,140
1,200		Freddie Mac	80,592
780		Goldman Sachs Group, Inc.	151,944
400		Janus Capital Group, Inc.	8,104
8,300		JPMorgan Chase & Co.	384,124
938		Lehman Brothers Holdings, Inc.	69,102
1,553		Merrill Lynch & Co., Inc.	135,779
1,890		Morgan Stanley	143,942
745		SLM Corp.	34,151
500		T. Rowe Price Group, Inc.	21,665
			2,090,609

Shares			Value
	Electric: 1.5%
1,938	@	AES Corp.	$45,291
275	@	Allegheny Energy, Inc.	12,199
400		Ameren Corp.	21,884
907		American Electric Power Co., Inc.	37,650
700		Centerpoint Energy, Inc.	11,445
392	@	CMS Energy Corp.	6,354
423		Constellation Energy Group, Inc.	29,022
400		DTE Energy Co.	18,836
900	@	Dynegy, Inc.	6,111
791		Edison International	36,370
450		Entergy Corp.	41,094
1,550		Exelon Corp.	94,132
763		FirstEnergy Corp.	45,658
754		PG&E Corp.	34,631
200		Pinnacle West Capital Corp.	9,868
858		PPL Corp.	31,188
200		Progress Energy, Inc.	9,554
550		Public Service Enterprise Group, Inc.	36,971
1,600		Southern Co.	58,000
400		TECO Energy, Inc.	6,796
1,076		TXU Corp.	61,752
907		Xcel Energy, Inc.	20,825
			675,631
	Electrical Components & Equipment: 0.2%
754		Emerson Electric Co.	65,372
300		Molex, Inc.	9,600
			74,972
	Electronics: 0.2%
892	@	Agilent Technologies, Inc.	28,401
444		Applera Corp. - Applied Biosystems Group	16,179
424		Jabil Circuit, Inc.	12,025
284		PerkinElmer, Inc.	6,154
400		Symbol Technologies, Inc.	5,928
683	@	Thermo Electron Corp.	29,936
290	@	Waters Corp.	14,512
			113,135
	Entertainment: 0.0%
200		International Game Technology	8,756
			8,756
	Environmental Control: 0.1%
400	@	Allied Waste Industries, Inc.	5,072
1,252		Waste Management, Inc.	45,836
			50,908
	Food: 0.5%
700		Campbell Soup Co.	26,649
971		ConAgra Foods, Inc.	24,955
300	@	Dean Foods Co.	12,846
1,030		General Mills, Inc.	57,629
100		Hershey Co.	5,297
532		HJ Heinz Co.	23,647
429		Kellogg Co.	21,356
1,175		Kroger Co.	25,216
291		McCormick & Co., Inc.	11,268
700		Safeway, Inc.	21,567
493		Sara Lee Corp.	8,174

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
116		Supervalu, Inc.	$3,974
200		Whole Foods Market, Inc.	9,760
			252,338
	Forest Products & Paper: 0.2%
900		International Paper Co.	29,790
425		MeadWestvaco Corp.	12,538
296		Plum Creek Timber Co., Inc.	11,029
338		Temple-Inland, Inc.	13,216
150		Weyerhaeuser Co.	9,702
			76,275
	Gas: 0.1%
400		KeySpan Corp.	16,412
135		Nicor, Inc.	6,689
600		NiSource, Inc.	14,796
565		Sempra Energy	30,793
			68,690
	Hand/Machine Tools: 0.1%
98		Black & Decker Corp.	8,416
148		Snap-On, Inc.	7,030
185		Stanley Works	9,439
			24,885
	Healthcare-Products: 1.4%
100		Bausch & Lomb, Inc.	4,842
1,119		Baxter International, Inc.	50,064
454		Becton Dickinson & Co.	32,561
1,950	@	Boston Scientific Corp.	30,849
207		CR Bard, Inc.	17,034
5,202		Johnson & Johnson	342,864
2,000		Medtronic, Inc.	104,260
200	@	Patterson Cos., Inc.	7,422
238	@	St. Jude Medical, Inc.	8,870
500		Stryker Corp.	25,930
400	@	Zimmer Holdings, Inc.	29,184
			653,880
	Healthcare-Services: 1.1%
1,168		Aetna, Inc.	48,250
515	@	Coventry Health Care, Inc.	24,787
502	@	Humana, Inc.	27,158
300	@	Laboratory Corp. of America Holdings	21,240
200		Manor Care, Inc.	9,504
304		Quest Diagnostics	16,164
4,048		UnitedHealth Group, Inc.	198,676
1,868	@	WellPoint, Inc.	141,352
			487,131
	Home Builders: 0.0%
100		Lennar Corp.	5,250
			5,250
	Home Furnishings: 0.1%
200		Harman International Industries, Inc.	20,768
170		Whirlpool Corp.	14,501
			35,269
	Household Products/Wares: 0.2%
100		Avery Dennison Corp.	6,747

Shares			Value
278		Fortune Brands, Inc.	$22,490
837		Kimberly-Clark Corp.	55,635
			84,872
	Housewares: 0.0%
618		Newell Rubbermaid, Inc.	17,607
			17,607
	Insurance: 2.8%
612	@@	ACE Ltd.	34,786
886		Aflac, Inc.	39,108
1,494		Allstate Corp.	94,839
267		AMBAC Financial Group, Inc.	22,866
4,599		American International Group, Inc.	323,402
550		AON Corp.	19,624
992		Chubb Corp.	51,346
218		Cigna Corp.	27,479
431		Cincinnati Financial Corp.	19,085
1,400		Genworth Financial, Inc.	45,920
876		Hartford Financial Services Group, Inc.	75,126
597		Lincoln National Corp.	37,963
963		Loews Corp.	38,443
400		Marsh & McLennan Cos., Inc.	12,568
197		MBIA, Inc.	13,721
1,861		Metlife, Inc.	109,297
187		MGIC Investment Corp.	10,839
608		Principal Financial Group	35,112
1,738		Progressive Corp.	39,192
1,173		Prudential Financial, Inc.	95,576
318		Safeco Corp.	19,261
1,680		St. Paul Travelers Cos., Inc.	87,041
177		Torchmark Corp.	11,190
710		UnumProvident Corp.	14,541
300	@@	XL Capital Ltd.	21,336
			1,299,661
	Internet: 0.4%
600	@	Amazon.com, Inc.	24,204
816	@	eBay, Inc.	26,398
150	@	Google, Inc.	72,738
1,959	@	Symantec Corp.	41,531
400	@	VeriSign, Inc.	10,444
			175,315
	Iron/Steel: 0.2%
1,052		Nucor Corp.	62,962
383		United States Steel Corp.	28,645
			91,607
	Leisure Time: 0.2%
188		Brunswick Corp.	6,086
757		Carnival Corp.	37,085
512		Harley-Davidson, Inc.	37,770
354		Sabre Holdings Corp.	9,710
			90,651
	Lodging: 0.1%
532		Marriott International, Inc.	24,020
204		Starwood Hotels & Resorts Worldwide, Inc.	13,091
329	@	Wyndham Worldwide Corp.	10,442
			47,553

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Construction & Mining: 0.2%
1,150		Caterpillar, Inc.	$71,335
			71,335
	Machinery-Diversified: 0.1%
106		Cummins, Inc.	12,712
200		Deere & Co.	19,200
266		Rockwell Automation, Inc.	17,311
			49,223
	Media: 1.3%
1,922		CBS Corp.	57,180
800		Clear Channel Communications, Inc.	28,128
3,700	@	Comcast Corp.	149,702
200		EW Scripps Co.	9,772
450		Gannett Co., Inc.	26,784
1,002		McGraw-Hill Cos., Inc.	66,783
95		Meredith Corp.	5,140
4,200		News Corp., Inc.	86,520
150	@	Univision Communications, Inc.	5,339
4,970		Walt Disney Co.	164,259
			599,607
	Mining: 0.2%
400		Freeport-McMoRan Copper & Gold, Inc.	25,148
390		Phelps Dodge Corp.	47,970
152		Vulcan Materials Co.	13,485
			86,603
	Miscellaneous Manufacturing: 2.6%
1,370		3M Co.	111,600
113		Cooper Industries Ltd.	10,333
425		Danaher Corp.	31,076
353		Dover Corp.	17,756
700		Eastman Kodak Co.	18,214
496		Eaton Corp.	38,232
18,355		General Electric Co.	647,564
1,959		Honeywell International, Inc.	84,198
728		Illinois Tool Works, Inc.	34,362
528	@@	Ingersoll-Rand Co.	20,597
280		ITT Corp.	15,106
400		Leggett & Platt, Inc.	9,512
318		Parker Hannifin Corp.	26,547
237		Textron, Inc.	23,096
3,500	@@	Tyco International Ltd.	106,015
			1,194,208
	Office/Business Equipment: 0.1%
359		Pitney Bowes, Inc.	16,546
2,894	@	Xerox Corp.	47,751
			64,297
	Oil & Gas: 5.0%
754		Anadarko Petroleum Corp.	37,217
248		Apache Corp.	17,343
5,747		Chevron Corp.	415,623
2,651		ConocoPhillips	178,412
724		Devon Energy Corp.	53,120
426		EOG Resources, Inc.	30,046
15,667		ExxonMobil Corp.	1,203,382
330		Hess Corp.	16,589

Shares			Value
976		Marathon Oil Corp.	$92,115
500	@,@@	Nabors Industries Ltd.	16,880
200		Noble Corp.	15,450
1,380		Occidental Petroleum Corp.	69,469
374		Sunoco, Inc.	25,492
500	@	Transocean, Inc.	38,975
1,278		Valero Energy Corp.	70,379
600		XTO Energy, Inc.	30,360
			2,310,852
	Oil & Gas Services: 0.7%
500		Baker Hughes, Inc.	36,715
200		BJ Services Co.	6,754
2,800		Halliburton Co.	94,472
300	@	National Oilwell Varco, Inc.	19,953
1,950		Schlumberger Ltd.	133,536
200	@	Weatherford International Ltd.	8,982
			300,412
	Packaging & Containers: 0.1%
260		Ball Corp.	11,118
200		Bemis Co.	6,826
300	@	Pactiv Corp.	10,335
197		Sealed Air Corp.	11,723
			40,002
	Pharmaceuticals: 2.8%
2,750		Abbott Laboratories	128,315
93		Allergan, Inc.	10,842
580		AmerisourceBergen Corp.	26,674
200	@	Barr Pharmaceuticals, Inc.	10,216
1,400		Bristol-Myers Squibb Co.	34,762
758		Cardinal Health, Inc.	48,982
811		Caremark Rx, Inc.	38,360
700		Eli Lilly & Co.	37,513
330	@	Express Scripts, Inc.	22,506
809	@	Forest Laboratories, Inc.	39,398
824	@	Gilead Sciences, Inc.	54,318
115	@	Hospira, Inc.	3,772
644	@	King Pharmaceuticals, Inc.	10,645
574	@	Medco Health Solutions, Inc.	28,821
5,239		Merck & Co., Inc.	233,188
400		Mylan Laboratories	8,116
13,006		Pfizer, Inc.	357,535
3,550		Schering-Plough Corp.	78,136
250	@	Watson Pharmaceuticals, Inc.	6,418
2,344		Wyeth	113,168
			1,291,685
	Pipelines: 0.1%
1,000		El Paso Corp.	14,600
829		Williams Cos., Inc.	23,013
			37,613
	Real Estate: 0.0%
330	@	CB Richard Ellis Group, Inc.	10,867
401	@	Realogy Corp.	10,462
			21,329
	Real Estate Investment Trusts: 0.2%
200		Apartment Investment & Management Co.	11,528
100		Boston Properties, Inc.	11,705
560		Equity Office Properties Trust	26,992

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Real Estate Investment Trusts (continued)
200		Prologis	$13,034
50		Public Storage, Inc.	4,814
100		Vornado Realty Trust	12,611
			80,684
	Retail: 2.7%
100	@	Autozone, Inc.	11,361
428	@	Bed Bath & Beyond, Inc.	16,585
739		Best Buy Co., Inc.	40,623
300	@	Big Lots, Inc.	6,693
393		Circuit City Stores, Inc.	9,809
786		Costco Wholesale Corp.	41,076
1,400		CVS Corp.	40,278
191		Darden Restaurants, Inc.	7,669
500		Family Dollar Stores, Inc.	13,945
1,572		Federated Department Stores, Inc.	66,165
1,568		Gap, Inc.	29,353
1,462		Home Depot, Inc.	55,512
492		JC Penney Co., Inc.	38,051
950	@	Kohl's Corp.	66,120
582		Limited Brands, Inc.	18,444
2,662		Lowe's Cos., Inc.	80,286
2,252		McDonald's Corp.	94,516
648		Nordstrom, Inc.	31,765
812	@	Office Depot, Inc.	30,742
200		OfficeMax, Inc.	9,414
130	@	Sears Holding Corp.	22,285
1,167		Staples, Inc.	29,723
1,842	@	Starbucks Corp.	65,004
1,501		Target Corp.	87,193
1,330		TJX Cos., Inc.	36,469
1,743		Walgreen Co.	70,574
4,360		Wal-Mart Stores, Inc.	200,996
339		Wendy's International, Inc.	11,041
446		Yum! Brands, Inc.	27,291
			1,258,983
	Savings & Loans: 0.2%
1,737		Washington Mutual, Inc.	75,872
			75,872
	Semiconductors: 1.2%
1,400	@	Advanced Micro Devices, Inc.	30,198
1,070	@	Altera Corp.	21,282
699		Analog Devices, Inc.	22,731
2,482		Applied Materials, Inc.	44,626
897	@	Freescale Semiconductor, Inc.	35,817
10,071		Intel Corp.	215,016
400		KLA-Tencor Corp.	20,668
503		Linear Technology Corp.	16,166
650	@	LSI Logic Corp.	6,929
612		Maxim Integrated Products	19,266
2,000	@	Micron Technology, Inc.	29,200
507		National Semiconductor Corp.	12,264
300	@	Novellus Systems, Inc.	9,366
300	@	Nvidia Corp.	11,097
466	@	QLogic Corp.	10,369
500	@	Teradyne, Inc.	7,450
1,133		Texas Instruments, Inc.	33,480
600		Xilinx, Inc.	16,080
			562,005

Shares			Value
	Software: 2.0%
924	@	Adobe Systems, Inc.	$37,080
342	@	Autodesk, Inc.	14,084
1,013		Automatic Data Processing, Inc.	48,857
664	@	BMC Software, Inc.	21,620
931		CA, Inc.	20,203
396	@	Citrix Systems, Inc.	11,381
1,159	@	Compuware Corp.	9,724
508	@	Electronic Arts, Inc.	28,372
300		Fidelity National Information Services, Inc.	11,970
1,219		First Data Corp.	30,780
289	@	Fiserv, Inc.	14,771
337		IMS Health, Inc.	9,257
756	@	Intuit, Inc.	23,799
15,337		Microsoft Corp.	449,834
697	@	Novell, Inc.	4,377
7,086	@	Oracle Corp.	134,847
308	@	Parametric Technology Corp.	5,963
673		Paychex, Inc.	26,523
			903,442
	Telecommunications: 3.5%
700		Alltel Corp.	39,718
6,884		AT&T, Inc.	233,436
1,383	@	Avaya, Inc.	17,675
3,210		BellSouth Corp.	143,134
280		CenturyTel, Inc.	11,914
18,401	@	Cisco Systems, Inc.	494,619
600		Citizens Communications Co.	8,502
400	@	Comverse Technology, Inc.	7,808
2,746	@	Corning, Inc.	59,204
312		Embarq Corp.	16,052
400	@	JDS Uniphase Corp.	7,392
900	@	Juniper Networks, Inc.	19,161
5,789		Motorola, Inc.	128,342
2,924		Qualcomm, Inc.	106,989
2,600	@	Qwest Communications International, Inc.	19,994
5,140		Sprint Nextel Corp.	100,281
1,057	@	Tellabs, Inc.	10,612
5,045		Verizon Communications, Inc.	176,258
806		Windstream Corp.	11,236
			1,612,327
	Textiles: 0.0%
211		Cintas Corp.	8,904
			8,904
	Toys/Games/Hobbies: 0.1%
355		Hasbro, Inc.	9,496
776		Mattel, Inc.	17,033
			26,529
	Transportation: 0.5%
622		Burlington Northern Santa Fe Corp.	46,750
660		CSX Corp.	23,668
585		FedEx Corp.	67,527
775		Norfolk Southern Corp.	38,169
100		Ryder System, Inc.	5,217
450		Union Pacific Corp.	40,734
			222,065
Total Common Stock (Cost $20,806,309)			23,145,884

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS: 49.0%
	U.S. Treasury Principal Only STRIP: 49.0%
$25,444,000	Discount Note, due 08/15/09	$22,545,827
		22,545,827
Total U.S. Treasury Obligations (Cost $22,396,210)		22,545,827
Total Long-Term Investments (Cost $43,202,519)		45,691,711
SHORT-TERM INVESTMENTS: 1.0%

	Repurchase Agreement: 1.0%
443,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $443,065 to be received upon repurchase (Collateralized by $439,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $452,035, due 06/15/08)	443,000
Total Short-Term Investments (Cost $443,000)		443,000
Total Investments in Securities (Cost $43,645,519)*	100.3%	$46,134,711
Other Assets and Liabilities - Net	(0.3)	(133,884)
Net Assets	100.0%	$46,000,827

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $43,914,645.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,554,217
Gross Unrealized Depreciation	(334,151)
Net Unrealized Appreciation	$2,220,066

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 46.9%
	Advertising: 0.1%
307		Omnicom Group	$31,363
			31,363
	Aerospace/Defense: 1.1%
849		Boeing Co.	75,162
604		General Dynamics Corp.	45,203
150		Goodrich Corp.	6,750
160		L-3 Communications Holdings, Inc.	13,160
526		Lockheed Martin Corp.	47,577
374		Northrop Grumman Corp.	25,032
842		Raytheon Co.	42,976
55		Rockwell Collins, Inc.	3,318
1,098		United Technologies Corp.	70,854
			330,032
	Agriculture: 0.8%
2,319		Altria Group, Inc.	195,283
732		Archer-Daniels-Midland Co.	25,693
166		Reynolds American, Inc.	10,664
200		UST, Inc.	11,196
			242,836
	Airlines: 0.0%
850		Southwest Airlines Co.	13,354
			13,354
	Apparel: 0.3%
716	@	Coach, Inc.	30,938
162		Jones Apparel Group, Inc.	5,443
83		Liz Claiborne, Inc.	3,548
278		Nike, Inc.	27,508
104		VF Corp.	8,153
			75,590
	Auto Manufacturers: 0.2%
2,433		Ford Motor Co.	19,780
250		General Motors Corp.	7,308
120	@	Navistar International Corp.	3,839
375		Paccar, Inc.	24,488
			55,415
	Auto Parts & Equipment: 0.1%
323	@	Goodyear Tire & Rubber Co.	5,443
202		Johnson Controls, Inc.	16,429
			21,872
	Banks: 3.6%
6,721		Bank of America Corp.	361,926
827		Bank of New York Co., Inc.	29,392
530		BB&T Corp.	22,795
366		Capital One Financial Corp.	28,504
253		Comerica, Inc.	14,737
100		Commerce Bancorp., Inc.	3,476
120		Compass Bancshares, Inc.	6,857
550		Fifth Third Bancorp.	21,687
62		First Horizon National Corp.	2,471
250		Huntington Bancshares, Inc.	6,078
401		Keycorp	14,476
107		M&T Bank Corp.	12,694
298		Marshall & Ilsley Corp.	13,645
427		Mellon Financial Corp.	17,178

Shares			Value
871		National City Corp.	$31,443
500		North Fork Bancorp., Inc.	14,035
217		Northern Trust Corp.	12,360
311		PNC Financial Services Group, Inc.	21,985
1,064		Regions Financial Corp.	38,996
375		State Street Corp.	23,299
411		SunTrust Banks, Inc.	33,558
306		Synovus Financial Corp.	9,186
1,925		US Bancorp.	64,757
2,838		Wachovia Corp.	153,791
3,658		Wells Fargo & Co.	128,908
126		Zions Bancorp.	9,858
			1,098,092
	Beverages: 1.0%
1,129		Anheuser-Busch Cos., Inc.	53,639
87		Brown-Forman Corp.	6,042
2,193		Coca-Cola Co.	102,698
398		Coca-Cola Enterprises, Inc.	8,139
250	@	Constellation Brands, Inc.	6,995
50		Molson Coors Brewing Co.	3,554
224		Pepsi Bottling Group, Inc.	7,016
1,812		PepsiCo, Inc.	112,290
			300,373
	Biotechnology: 0.5%
1,284	@	Amgen, Inc.	91,164
400	@	Biogen Idec, Inc.	20,904
400	@	Celgene Corp.	22,292
97	@	Genzyme Corp.	6,247
100	@	Medimmune, Inc.	3,269
59	@	Millipore Corp.	4,036
			147,912
	Building Materials: 0.1%
79		American Standard Cos., Inc.	3,540
450		Masco Corp.	12,911
			16,451
	Chemicals: 0.8%
96		Air Products & Chemicals, Inc.	6,637
100		Ashland, Inc.	6,761
1,193		Dow Chemical Co.	47,732
50		Eastman Chemical Co.	2,969
200		Ecolab, Inc.	8,870
1,150		EI DuPont de Nemours & Co.	53,970
146		International Flavors & Fragrances, Inc.	6,878
664		Monsanto Co.	31,918
322		PPG Industries, Inc.	20,705
410		Praxair, Inc.	25,584
207		Rohm & Haas Co.	10,810
211		Sherwin-Williams Co.	13,198
100		Sigma-Aldrich Corp.	7,611
			243,643
	Coal: 0.0%
290		Peabody Energy Corp.	13,343
			13,343
	Commercial Services: 0.4%
200	@	Apollo Group, Inc.	7,758
200	@	Convergys Corp.	4,824

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
236		Equifax, Inc.	$8,966
420		H&R Block, Inc.	10,080
570		McKesson Corp.	28,158
130	@	Monster Worldwide, Inc.	5,675
352		Moody's Corp.	24,457
201		Robert Half International, Inc.	7,757
87		RR Donnelley & Sons Co.	3,068
733		Western Union Co.	16,712
			117,455
	Computers: 2.2%
130	@	Affiliated Computer Services, Inc.	6,572
150	@	Cognizant Technology Solutions Corp.	12,234
204	@	Computer Sciences Corp.	10,649
4,271	@	Dell, Inc.	116,342
534		Electronic Data Systems Corp.	14,493
2,511	@	EMC Corp.	32,919
5,070		Hewlett-Packard Co.	200,062
2,237		International Business Machines Corp.	205,625
169	@	Lexmark International, Inc.	11,658
238	@	NCR Corp.	10,213
444	@	Network Appliance, Inc.	17,409
200	@	Sandisk Corp.	8,880
3,800	@	Sun Microsystems, Inc.	20,596
381	@	Unisys Corp.	2,747
			670,399
	Cosmetics/Personal Care: 0.9%
450		Avon Products, Inc.	14,688
549		Colgate-Palmolive Co.	35,712
250		Estee Lauder Cos., Inc.	10,323
3,495		Procter & Gamble Co.	219,451
			280,174
	Distribution/Wholesale: 0.0%
98		WW Grainger, Inc.	7,091
			7,091
	Diversified Financial Services: 4.2%
1,335		American Express Co.	78,391
217		Ameriprise Financial, Inc.	11,740
130		Bear Stearns Cos., Inc.	19,822
1,200		Charles Schwab Corp.	22,008
40		Chicago Mercantile Exchange Holdings, Inc.	21,424
298		CIT Group, Inc.	15,499
7,364		Citigroup, Inc.	365,181
638		Countrywide Financial Corp.	25,341
450	@	E*Trade Financial Corp.	10,832
1,041		Fannie Mae	59,368
57		Federated Investors, Inc.	1,891
163		Franklin Resources, Inc.	17,399
750		Freddie Mac	50,370
493		Goldman Sachs Group, Inc.	96,036
250		Janus Capital Group, Inc.	5,065
5,100		JPMorgan Chase & Co.	236,028
604		Lehman Brothers Holdings, Inc.	44,497
971		Merrill Lynch & Co., Inc.	84,895
1,185		Morgan Stanley	90,250
451		SLM Corp.	20,674
220		T. Rowe Price Group, Inc.	9,533
			1,286,244

Shares			Value
	Electric: 1.4%
1,208	@	AES Corp.	$28,231
244	@	Allegheny Energy, Inc.	10,824
250		Ameren Corp.	13,678
559		American Electric Power Co., Inc.	23,204
420		Centerpoint Energy, Inc.	6,867
260	@	CMS Energy Corp.	4,215
262		Constellation Energy Group, Inc.	17,976
250		DTE Energy Co.	11,773
550	@	Dynegy, Inc.	3,735
394		Edison International	18,116
300		Entergy Corp.	27,396
950		Exelon Corp.	57,694
463		FirstEnergy Corp.	27,706
442		PG&E Corp.	20,301
150		Pinnacle West Capital Corp.	7,401
556		PPL Corp.	20,211
100		Progress Energy, Inc.	4,777
342		Public Service Enterprise Group, Inc.	22,989
1,050		Southern Co.	38,063
300		TECO Energy, Inc.	5,097
668		TXU Corp.	38,337
510		Xcel Energy, Inc.	11,710
			420,301
	Electrical Components & Equipment: 0.1%
427		Emerson Electric Co.	37,021
150		Molex, Inc.	4,800
			41,821
	Electronics: 0.2%
556	@	Agilent Technologies, Inc.	17,703
278		Applera Corp. - Applied Biosystems Group	10,130
274		Jabil Circuit, Inc.	7,771
195		PerkinElmer, Inc.	4,226
250		Symbol Technologies, Inc.	3,705
100		Tektronix, Inc.	3,056
481	@	Thermo Electron Corp.	21,082
154	@	Waters Corp.	7,706
			75,379
	Entertainment: 0.0%
170		International Game Technology	7,443
			7,443
	Environmental Control: 0.1%
300	@	Allied Waste Industries, Inc.	3,804
779		Waste Management, Inc.	28,519
			32,323
	Food: 0.5%
416		Campbell Soup Co.	15,837
549		ConAgra Foods, Inc.	14,109
150	@	Dean Foods Co.	6,423
680		General Mills, Inc.	38,046
100		Hershey Co.	5,297
450		HJ Heinz Co.	20,003
241		Kellogg Co.	11,997
728		Kroger Co.	15,623
192		McCormick & Co., Inc.	7,434
507		Safeway, Inc.	15,621
313		Sara Lee Corp.	5,190

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Food (continued)
61		Supervalu, Inc.	$2,090
150		Whole Foods Market, Inc.	7,320
			164,990
	Forest Products & Paper: 0.2%
550		International Paper Co.	18,205
222		MeadWestvaco Corp.	6,549
177		Plum Creek Timber Co., Inc.	6,595
196		Temple-Inland, Inc.	7,664
100		Weyerhaeuser Co.	6,468
			45,481
	Gas: 0.1%
250		KeySpan Corp.	10,258
75		Nicor, Inc.	3,716
350		NiSource, Inc.	8,631
317		Sempra Energy	17,277
			39,882
	Hand/Machine Tools: 0.0%
62		Black & Decker Corp.	5,325
92		Snap-On, Inc.	4,370
59		Stanley Works	3,010
			12,705
	Healthcare-Products: 1.3%
682		Baxter International, Inc.	30,513
276		Becton Dickinson & Co.	19,795
1,200	@	Boston Scientific Corp.	18,984
93		CR Bard, Inc.	7,653
3,207		Johnson & Johnson	211,373
1,250		Medtronic, Inc.	65,163
150	@	Patterson Cos., Inc.	5,567
146	@	St. Jude Medical, Inc.	5,441
350		Stryker Corp.	18,151
300	@	Zimmer Holdings, Inc.	21,888
			404,528
	Healthcare-Services: 1.0%
844		Aetna, Inc.	34,866
260	@	Coventry Health Care, Inc.	12,514
298	@	Humana, Inc.	16,122
181	@	Laboratory Corp. of America Holdings	12,815
100		Manor Care, Inc.	4,752
212		Quest Diagnostics	11,272
2,476		UnitedHealth Group, Inc.	121,522
1,156	@	WellPoint, Inc.	87,475
			301,338
	Home Furnishings: 0.1%
100		Harman International Industries, Inc.	10,384
90		Whirlpool Corp.	7,677
			18,061
	Household Products/Wares: 0.2%
50		Avery Dennison Corp.	3,374
182		Fortune Brands, Inc.	14,724
514		Kimberly-Clark Corp.	34,166
			52,264

Shares			Value
	Housewares: 0.0%
358		Newell Rubbermaid, Inc.	$10,199
			10,199
	Insurance: 2.6%
365	@@	ACE Ltd.	20,747
547		Aflac, Inc.	24,145
923		Allstate Corp.	58,592
142		AMBAC Financial Group, Inc.	12,161
2,842		American International Group, Inc.	199,849
420		AON Corp.	14,986
540		Chubb Corp.	27,950
164		Cigna Corp.	20,672
197		Cincinnati Financial Corp.	8,723
850		Genworth Financial, Inc.	27,880
563		Hartford Financial Services Group, Inc.	48,283
291		Lincoln National Corp.	18,505
648		Loews Corp.	25,868
250		Marsh & McLennan Cos., Inc.	7,855
183		MBIA, Inc.	12,746
1,136		Metlife, Inc.	66,717
105		MGIC Investment Corp.	6,086
423		Principal Financial Group	24,428
1,032		Progressive Corp.	23,272
733		Prudential Financial, Inc.	59,725
210		Safeco Corp.	12,720
1,050		St. Paul Travelers Cos., Inc.	54,401
152		Torchmark Corp.	9,609
403		UnumProvident Corp.	8,253
200	@@	XL Capital Ltd.	14,224
			808,397
	Internet: 0.4%
350	@	Amazon.com, Inc.	14,119
466	@	eBay, Inc.	15,075
100	@	Google, Inc.	48,492
1,196	@	Symantec Corp.	25,355
250	@	VeriSign, Inc.	6,528
			109,569
	Iron/Steel: 0.2%
630		Nucor Corp.	37,706
236		United States Steel Corp.	17,650
			55,356
	Leisure Time: 0.2%
158		Brunswick Corp.	5,114
445		Carnival Corp.	21,801
295		Harley-Davidson, Inc.	21,762
203		Sabre Holdings Corp.	5,568
			54,245
	Lodging: 0.1%
332		Marriott International, Inc.	14,990
83		Starwood Hotels & Resorts Worldwide, Inc.	5,326
225	@	Wyndham Worldwide Corp.	7,142
			27,458
	Machinery-Construction & Mining: 0.1%
700		Caterpillar, Inc.	43,421
			43,421

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Diversified: 0.1%
104		Cummins, Inc.	$12,472
100		Deere & Co.	9,600
201		Rockwell Automation, Inc.	13,081
			35,153
	Media: 1.2%
1,151		CBS Corp.	34,242
500		Clear Channel Communications, Inc.	17,580
2,350	@	Comcast Corp.	95,081
100		EW Scripps Co.	4,886
250		Gannett Co., Inc.	14,880
508		McGraw-Hill Cos., Inc.	33,858
54		Meredith Corp.	2,921
2,630		News Corp., Inc.	54,178
100		Tribune Co.	3,180
200	@	Univision Communications, Inc.	7,118
3,079		Walt Disney Co.	101,761
			369,685
	Mining: 0.2%
250		Freeport-McMoRan Copper & Gold, Inc.	15,718
220		Phelps Dodge Corp.	27,060
93		Vulcan Materials Co.	8,251
			51,029
	Miscellaneous Manufacturing: 2.4%
837		3M Co.	68,182
77		Cooper Industries Ltd.	7,041
238		Danaher Corp.	17,403
253		Dover Corp.	12,726
350		Eastman Kodak Co.	9,107
289		Eaton Corp.	22,276
11,363		General Electric Co.	400,887
1,206		Honeywell International, Inc.	51,834
418		Illinois Tool Works, Inc.	19,730
320	@@	Ingersoll-Rand Co.	12,483
236		ITT Corp.	12,732
250		Leggett & Platt, Inc.	5,945
233		Parker Hannifin Corp.	19,451
157		Textron, Inc.	15,300
2,200	@@	Tyco International Ltd.	66,638
			741,735
	Office/Business Equipment: 0.1%
253		Pitney Bowes, Inc.	11,661
1,819	@	Xerox Corp.	30,014
			41,675
	Oil & Gas: 4.7%
470		Anadarko Petroleum Corp.	23,199
134		Apache Corp.	9,371
3,577		Chevron Corp.	258,689
1,649		ConocoPhillips	110,978
437		Devon Energy Corp.	32,063
238		EOG Resources, Inc.	16,786
9,698		ExxonMobil Corp.	744,903
204		Hess Corp.	10,255
597		Marathon Oil Corp.	56,345
300	@,@@	Nabors Industries Ltd.	10,128
150		Noble Corp.	11,588
876		Occidental Petroleum Corp.	44,098

Shares			Value
186		Sunoco, Inc.	$12,678
300	@	Transocean, Inc.	23,385
782		Valero Energy Corp.	43,065
300		XTO Energy, Inc.	15,180
			1,422,711
	Oil & Gas Services: 0.6%
350		Baker Hughes, Inc.	25,701
100		BJ Services Co.	3,377
1,730		Halliburton Co.	58,370
150	@	National Oilwell Varco, Inc.	9,977
1,200		Schlumberger Ltd.	82,176
150	@	Weatherford International Ltd.	6,737
			186,338
	Packaging & Containers: 0.1%
140		Ball Corp.	5,986
150		Bemis Co.	5,120
250	@	Pactiv Corp.	8,613
116		Sealed Air Corp.	6,903
			26,622
	Pharmaceuticals: 2.6%
1,650		Abbott Laboratories	76,989
81		Allergan, Inc.	9,443
376		AmerisourceBergen Corp.	17,292
150	@	Barr Pharmaceuticals, Inc.	7,662
850		Bristol-Myers Squibb Co.	21,106
433		Cardinal Health, Inc.	27,980
459		Caremark Rx, Inc.	21,711
450		Eli Lilly & Co.	24,116
192	@	Express Scripts, Inc.	13,094
448	@	Forest Laboratories, Inc.	21,818
526	@	Gilead Sciences, Inc.	34,674
162	@	Hospira, Inc.	5,314
375	@	King Pharmaceuticals, Inc.	6,199
363	@	Medco Health Solutions, Inc.	18,226
3,234		Merck & Co., Inc.	143,945
400		Mylan Laboratories	8,116
7,904		Pfizer, Inc.	217,281
2,200		Schering-Plough Corp.	48,422
90	@	Watson Pharmaceuticals, Inc.	2,310
1,454		Wyeth	70,199
			795,897
	Pipelines: 0.1%
600		El Paso Corp.	8,760
537		Williams Cos., Inc.	14,907
			23,667
	Real Estate: 0.0%
200	@	CB Richard Ellis Group, Inc.	6,586
250	@	Realogy Corp.	6,523
			13,109
	Real Estate Investment Trusts: 0.2%
120		Apartment Investment & Management Co.	6,917
50		Boston Properties, Inc.	5,853
370		Equity Office Properties Trust	17,834
100		Prologis	6,517
100		Public Storage, Inc.	9,628
50		Vornado Realty Trust	6,306
			53,055

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Retail: 2.6%
50	@	Autozone, Inc.	$5,681
245	@	Bed Bath & Beyond, Inc.	9,494
429		Best Buy Co., Inc.	23,582
200	@	Big Lots, Inc.	4,462
208		Circuit City Stores, Inc.	5,192
474		Costco Wholesale Corp.	24,771
850		CVS Corp.	24,455
162		Darden Restaurants, Inc.	6,504
250		Family Dollar Stores, Inc.	6,973
1,046		Federated Department Stores, Inc.	44,026
1,042		Gap, Inc.	19,506
923		Home Depot, Inc.	35,046
251		JC Penney Co., Inc.	19,412
640	@	Kohl's Corp.	44,544
428		Limited Brands, Inc.	13,563
1,656		Lowe's Cos., Inc.	49,945
1,382		McDonald's Corp.	58,003
424		Nordstrom, Inc.	20,784
529	@	Office Depot, Inc.	20,028
100		OfficeMax, Inc.	4,707
150		RadioShack Corp.	2,630
90	@	Sears Holding Corp.	15,428
721		Staples, Inc.	18,364
1,130	@	Starbucks Corp.	39,878
945		Target Corp.	54,895
845		TJX Cos., Inc.	23,170
1,113		Walgreen Co.	45,065
2,661		Wal-Mart Stores, Inc.	122,672
157		Wendy's International, Inc.	5,113
307		Yum! Brands, Inc.	18,785
			786,678
	Savings & Loans: 0.2%
1,046		Washington Mutual, Inc.	45,689
			45,689
	Semiconductors: 1.1%
900	@	Advanced Micro Devices, Inc.	19,413
678	@	Altera Corp.	13,485
503		Analog Devices, Inc.	16,358
1,516		Applied Materials, Inc.	27,258
538	@	Freescale Semiconductor, Inc.	21,482
6,252		Intel Corp.	133,480
200		KLA-Tencor Corp.	10,334
357		Linear Technology Corp.	11,474
750	@	LSI Logic Corp.	7,995
350		Maxim Integrated Products	11,018
1,250	@	Micron Technology, Inc.	18,250
320		National Semiconductor Corp.	7,741
200	@	Novellus Systems, Inc.	6,244
180	@	Nvidia Corp.	6,658
238	@	QLogic Corp.	5,296
300	@	Teradyne, Inc.	4,470
657		Texas Instruments, Inc.	19,414
350		Xilinx, Inc.	9,380
			349,750
	Software: 1.8%
640	@	Adobe Systems, Inc.	25,683
220	@	Autodesk, Inc.	9,060
630		Automatic Data Processing, Inc.	30,385
323	@	BMC Software, Inc.	10,517

Shares			Value
496		CA, Inc.	$10,763
230	@	Citrix Systems, Inc.	6,610
564	@	Compuware Corp.	4,732
361	@	Electronic Arts, Inc.	20,162
200		Fidelity National Information Services, Inc.	7,980
733		First Data Corp.	18,508
167	@	Fiserv, Inc.	8,535
214		IMS Health, Inc.	5,879
360	@	Intuit, Inc.	11,333
9,490		Microsoft Corp.	278,315
415	@	Novell, Inc.	2,606
4,367	@	Oracle Corp.	83,104
132	@	Parametric Technology Corp.	2,556
318		Paychex, Inc.	12,532
			549,260
	Telecommunications: 3.3%
450		Alltel Corp.	25,533
4,211		AT&T, Inc.	142,795
838	@	Avaya, Inc.	10,710
2,000		BellSouth Corp.	89,180
171		CenturyTel, Inc.	7,276
11,427	@	Cisco Systems, Inc.	307,158
400		Citizens Communications Co.	5,668
208	@	Comverse Technology, Inc.	4,060
1,655	@	Corning, Inc.	35,682
184		Embarq Corp.	9,467
250	@	JDS Uniphase Corp.	4,620
550	@	Juniper Networks, Inc.	11,710
3,606		Motorola, Inc.	79,945
1,810		Qualcomm, Inc.	66,228
1,550	@	Qwest Communications International, Inc.	11,920
3,294		Sprint Nextel Corp.	64,266
395	@	Tellabs, Inc.	3,966
3,162		Verizon Communications, Inc.	110,480
453		Windstream Corp.	6,315
			996,979
	Textiles: 0.0%
118		Cintas Corp.	4,980
			4,980
	Toys/Games/Hobbies: 0.1%
224		Hasbro, Inc.	5,992
464		Mattel, Inc.	10,185
			16,177
	Transportation: 0.4%
376		Burlington Northern Santa Fe Corp.	28,260
488		CSX Corp.	17,500
317		FedEx Corp.	36,591
410		Norfolk Southern Corp.	20,193
280		Union Pacific Corp.	25,346
			127,890
Total Common Stock (Cost $12,838,117)			14,314,879

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XI  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.0%
	Federal National Mortgage Association: 51.0%
$17,800,000	5.000%, due 09/15/09	$15,589,703
		15,589,703
Total U.S. Government Agency Obligations (Cost $16,084,441)		15,589,703
	U.S. TREASURY OBLIGATIONS: 1.8%
	U.S. Treasury Principal Only STRIP: 1.8%
620,000	4.460%, due 11/15/09	544,218
		544,218
Total U.S. Treasury Obligations (Cost $540,789)		544,218
Total Long-Term Investments (Cost $29,463,347)		30,448,800
SHORT-TERM INVESTMENTS: 0.9%

	Repurchase Agreement: 0.9%
278,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $278,041 to be received upon repurchase (Collateralized by $290,000 Federal National Mortgage Association, 4.000%-5.200%, Market Value plus accrued interest $292,226, due 02/22/08-06/02/08)	278,000
Total Short-Term Investments (Cost $278,000)		278,000

Total Investments in Securities (Cost $29,741,347)*	100.6%	$30,726,800
Other Assets and Liabilities - Net	(0.6)	(180,045)
Net Assets	100.0%	$30,546,755

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $29,885,316.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,555,767
Gross Unrealized Depreciation	(714,283)
Net Unrealized Appreciation	$841,484

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 42.2%
	Advertising: 0.1%
	150	Omnicom Group	$15,324
			15,324
	Aerospace/Defense: 1.0%
399		Boeing Co.	35,323
272		General Dynamics Corp.	20,356
70		Goodrich Corp.	3,150
81		L-3 Communications Holdings, Inc.	6,662
239		Lockheed Martin Corp.	21,618
175		Northrop Grumman Corp.	11,713
385		Raytheon Co.	19,650
39		Rockwell Collins, Inc.	2,353
510		United Technologies Corp.	32,910
			153,735
	Agriculture: 0.7%
1,051		Altria Group, Inc.	88,505
328		Archer-Daniels-Midland Co.	11,513
92		Reynolds American, Inc.	5,910
80		UST, Inc.	4,478
			110,406
	Airlines: 0.0%
400		Southwest Airlines Co.	6,284
			6,284
	Apparel: 0.2%
310	@	Coach, Inc.	13,395
82		Jones Apparel Group, Inc.	2,755
43		Liz Claiborne, Inc.	1,838
118		Nike, Inc.	11,676
44		VF Corp.	3,449
			33,113
	Auto Manufacturers: 0.1%
824		Ford Motor Co.	6,699
100		General Motors Corp.	2,923
165		Paccar, Inc.	10,775
			20,397
	Auto Parts & Equipment: 0.1%
74	@	Goodyear Tire & Rubber Co.	1,247
88		Johnson Controls, Inc.	7,157
			8,404
	Banks: 3.2%
3,061		Bank of America Corp.	164,835
377		Bank of New York Co., Inc.	13,399
247		BB&T Corp.	10,623
156		Capital One Financial Corp.	12,149
114		Comerica, Inc.	6,641
40		Commerce Bancorp., Inc.	1,390
71		Compass Bancshares, Inc.	4,057
280		Fifth Third Bancorp.	11,040
32		First Horizon National Corp.	1,276
107		Huntington Bancshares, Inc.	2,601
181		Keycorp	6,534
35		M&T Bank Corp.	4,152
131		Marshall & Ilsley Corp.	5,998
208		Mellon Financial Corp.	8,368
408		National City Corp.	14,729
240		North Fork Bancorp., Inc.	6,737

Shares			Value
	81	Northern Trust Corp.	$4,614
152		PNC Financial Services Group, Inc.	10,745
498		Regions Financial Corp.	18,252
161		State Street Corp.	10,003
179		SunTrust Banks, Inc.	14,615
142		Synovus Financial Corp.	4,263
887		US Bancorp.	29,839
1,288		Wachovia Corp.	69,797
1,684		Wells Fargo & Co.	59,344
44		Zions Bancorp.	3,443
			499,444
	Beverages: 0.9%
523		Anheuser-Busch Cos., Inc.	24,848
45		Brown-Forman Corp.	3,125
1,022		Coca-Cola Co.	47,860
204		Coca-Cola Enterprises, Inc.	4,172
90	@	Constellation Brands, Inc.	2,518
20		Molson Coors Brewing Co.	1,422
115		Pepsi Bottling Group, Inc.	3,602
824		PepsiCo, Inc.	51,063
			138,610
	Biotechnology: 0.4%
590	@	Amgen, Inc.	41,890
150	@	Biogen Idec, Inc.	7,839
190	@	Celgene Corp.	10,589
45	@	Genzyme Corp.	2,898
50	@	Medimmune, Inc.	1,635
30	@	Millipore Corp.	2,052
			66,903
	Building Materials: 0.1%
37		American Standard Cos., Inc.	1,658
179		Masco Corp.	5,136
			6,794
	Chemicals: 0.7%
40		Air Products & Chemicals, Inc.	2,766
30		Ashland, Inc.	2,028
547		Dow Chemical Co.	21,885
90		Ecolab, Inc.	3,992
520		EI DuPont de Nemours & Co.	24,404
34		International Flavors & Fragrances, Inc.	1,602
302		Monsanto Co.	14,517
154		PPG Industries, Inc.	9,902
184		Praxair, Inc.	11,482
86		Rohm & Haas Co.	4,491
93		Sherwin-Williams Co.	5,817
30		Sigma-Aldrich Corp.	2,283
			105,169
	Coal: 0.0%
130		Peabody Energy Corp.	5,981
			5,981
	Commercial Services: 0.4%
120	@	Apollo Group, Inc.	4,655
90	@	Convergys Corp.	2,171
109		Equifax, Inc.	4,141
140		H&R Block, Inc.	3,360
259		McKesson Corp.	12,795
70	@	Monster Worldwide, Inc.	3,056
164		Moody's Corp.	11,395
102		Robert Half International, Inc.	3,936

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Commercial Services (continued)
	46	RR Donnelley & Sons Co.	$1,622
331		Western Union Co.	7,547
			54,678
	Computers: 2.0%
50	@	Affiliated Computer Services, Inc.	2,528
70	@	Cognizant Technology Solutions Corp.	5,709
79	@	Computer Sciences Corp.	4,124
1,945	@	Dell, Inc.	52,982
228		Electronic Data Systems Corp.	6,188
1,165	@	EMC Corp.	15,273
2,336		Hewlett-Packard Co.	92,179
1,027		International Business Machines Corp.	94,402
76	@	Lexmark International, Inc.	5,242
106	@	NCR Corp.	4,548
207	@	Network Appliance, Inc.	8,116
100	@	Sandisk Corp.	4,440
1,740	@	Sun Microsystems, Inc.	9,431
244	@	Unisys Corp.	1,759
			306,921
	Cosmetics/Personal Care: 0.8%
200		Avon Products, Inc.	6,528
260		Colgate-Palmolive Co.	16,913
110		Estee Lauder Cos., Inc.	4,542
1,595		Procter & Gamble Co.	100,150
			128,133
	Distribution/Wholesale: 0.0%
51		WW Grainger, Inc.	3,690
			3,690
	Diversified Financial Services: 3.8%
610		American Express Co.	35,819
114		Ameriprise Financial, Inc.	6,167
57		Bear Stearns Cos., Inc.	8,691
524		Charles Schwab Corp.	9,610
20		Chicago Mercantile Exchange Holdings, Inc.	10,712
172		CIT Group, Inc.	8,946
3,348		Citigroup, Inc.	166,027
310		Countrywide Financial Corp.	12,313
220	@	E*Trade Financial Corp.	5,295
486		Fannie Mae	27,717
29		Federated Investors, Inc.	962
79		Franklin Resources, Inc.	8,432
350		Freddie Mac	23,506
217		Goldman Sachs Group, Inc.	42,272
120		Janus Capital Group, Inc.	2,431
2,350		JPMorgan Chase & Co.	108,758
264		Lehman Brothers Holdings, Inc.	19,449
445		Merrill Lynch & Co., Inc.	38,906
544		Morgan Stanley	41,431
210		SLM Corp.	9,626
142		T. Rowe Price Group, Inc.	6,153
			593,223
	Electric: 1.3%
544	@	AES Corp.	12,713
123	@	Allegheny Energy, Inc.	5,456
120		Ameren Corp.	6,565

Shares			Value
	254	American Electric Power Co., Inc.	$10,544
240		Centerpoint Energy, Inc.	3,924
130	@	CMS Energy Corp.	2,107
109		Constellation Energy Group, Inc.	7,478
110		DTE Energy Co.	5,180
250	@	Dynegy, Inc.	1,698
196		Edison International	9,012
140		Entergy Corp.	12,785
440		Exelon Corp.	26,721
217		FirstEnergy Corp.	12,985
225		PG&E Corp.	10,334
70		Pinnacle West Capital Corp.	3,454
244		PPL Corp.	8,869
50		Progress Energy, Inc.	2,389
164		Public Service Enterprise Group, Inc.	11,024
490		Southern Co.	17,763
130		TECO Energy, Inc.	2,209
302		TXU Corp.	17,332
289		Xcel Energy, Inc.	6,635
			197,177
	Electrical Components & Equipment: 0.1%
203		Emerson Electric Co.	17,600
80		Molex, Inc.	2,560
			20,160
	Electronics: 0.2%
258	@	Agilent Technologies, Inc.	8,215
141		Applera Corp. - Applied Biosystems Group	5,138
79		Jabil Circuit, Inc.	2,240
99		PerkinElmer, Inc.	2,145
130		Symbol Technologies, Inc.	1,927
213	@	Thermo Electron Corp.	9,336
78	@	Waters Corp.	3,903
			32,904
	Entertainment: 0.0%
70		International Game Technology	3,065
			3,065
	Environmental Control: 0.1%
130	@	Allied Waste Industries, Inc.	1,648
371		Waste Management, Inc.	13,582
			15,230
	Food: 0.5%
197		Campbell Soup Co.	7,500
290		ConAgra Foods, Inc.	7,453
80	@	Dean Foods Co.	3,426
304		General Mills, Inc.	17,009
30		Hershey Co.	1,589
169		HJ Heinz Co.	7,512
145		Kellogg Co.	7,218
342		Kroger Co.	7,339
98		McCormick & Co., Inc.	3,795
198		Safeway, Inc.	6,100
136		Sara Lee Corp.	2,255
88		Supervalu, Inc.	3,015
60		Whole Foods Market, Inc.	2,928
			77,139

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Forest Products & Paper: 0.1%
250		International Paper Co.	$8,275
78		MeadWestvaco Corp.	2,301
85		Plum Creek Timber Co., Inc.	3,167
80		Temple-Inland, Inc.	3,128
40		Weyerhaeuser Co.	2,587
			19,458
	Gas: 0.1%
100		KeySpan Corp.	4,103
38		Nicor, Inc.	1,883
160		NiSource, Inc.	3,946
162		Sempra Energy	8,829
			18,761
	Hand/Machine Tools: 0.1%
47		Black & Decker Corp.	4,036
47		Snap-On, Inc.	2,233
41		Stanley Works	2,092
			8,361
	Healthcare-Products: 1.2%
30		Bausch & Lomb, Inc.	1,453
324		Baxter International, Inc.	14,496
112		Becton Dickinson & Co.	8,033
530	@	Boston Scientific Corp.	8,385
43		CR Bard, Inc.	3,538
1,471		Johnson & Johnson	96,954
580		Medtronic, Inc.	30,235
70	@	Patterson Cos., Inc.	2,598
67	@	St. Jude Medical, Inc.	2,497
150		Stryker Corp.	7,779
110	@	Zimmer Holdings, Inc.	8,026
			183,994
	Healthcare-Services: 0.9%
372		Aetna, Inc.	15,367
140	@	Coventry Health Care, Inc.	6,738
136	@	Humana, Inc.	7,358
72	@	Laboratory Corp. of America Holdings	5,098
40		Manor Care, Inc.	1,901
88		Quest Diagnostics	4,679
1,146		UnitedHealth Group, Inc.	56,246
524	@	WellPoint, Inc.	39,651
			137,038
	Home Builders: 0.0%
30		Lennar Corp.	1,575
			1,575
	Home Furnishings: 0.1%
40		Harman International Industries, Inc.	4,154
40		Whirlpool Corp.	3,412
			7,566
	Household Products/Wares: 0.1%
10		Avery Dennison Corp.	675
72		Fortune Brands, Inc.	5,825
227		Kimberly-Clark Corp.	15,089
			21,589

Shares			Value
	Housewares: 0.0%
	122	Newell Rubbermaid, Inc.	$3,476
			3,476
	Insurance: 2.4%
140	@@	ACE Ltd.	7,958
249		Aflac, Inc.	10,991
424		Allstate Corp.	26,916
72		AMBAC Financial Group, Inc.	6,166
1,304		American International Group, Inc.	91,697
140		AON Corp.	4,995
282		Chubb Corp.	14,596
60		Cigna Corp.	7,563
100		Cincinnati Financial Corp.	4,428
390		Genworth Financial, Inc.	12,792
256		Hartford Financial Services Group, Inc.	21,955
134		Lincoln National Corp.	8,521
283		Loews Corp.	11,297
110		Marsh & McLennan Cos., Inc.	3,456
63		MBIA, Inc.	4,388
518		Metlife, Inc.	30,422
54		MGIC Investment Corp.	3,130
185		Principal Financial Group	10,684
474		Progressive Corp.	10,689
324		Prudential Financial, Inc.	26,400
92		Safeco Corp.	5,572
467		St. Paul Travelers Cos., Inc.	24,195
47		Torchmark Corp.	2,971
205		UnumProvident Corp.	4,198
80	@@	XL Capital Ltd.	5,690
			361,670
	Internet: 0.3%
160	@	Amazon.com, Inc.	6,454
218	@	eBay, Inc.	7,052
40	@	Google, Inc.	19,397
454	@	Symantec Corp.	9,625
120	@	VeriSign, Inc.	3,133
			45,661
	Iron/Steel: 0.2%
298		Nucor Corp.	17,835
119		United States Steel Corp.	8,900
			26,735
	Leisure Time: 0.2%
80		Brunswick Corp.	2,590
229		Carnival Corp.	11,219
121		Harley-Davidson, Inc.	8,926
89		Sabre Holdings Corp.	2,441
			25,176
	Lodging: 0.1%
168		Marriott International, Inc.	7,585
44		Starwood Hotels & Resorts Worldwide, Inc.	2,823
96	@	Wyndham Worldwide Corp.	3,047
			13,455
	Machinery-Construction & Mining: 0.1%
330		Caterpillar, Inc.	20,470
			20,470

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Machinery-Diversified: 0.1%
	47	Cummins, Inc.	$5,636
40		Deere & Co.	3,840
98		Rockwell Automation, Inc.	6,378
			15,854
	Media: 1.1%
535		CBS Corp.	15,916
220		Clear Channel Communications, Inc.	7,735
1,050	@	Comcast Corp.	42,483
50		EW Scripps Co.	2,443
110		Gannett Co., Inc.	6,547
1	@	Idearc, Inc.	21
240		McGraw-Hill Cos., Inc.	15,996
27		Meredith Corp.	1,461
1,198		News Corp., Inc.	24,679
40	@	Univision Communications, Inc.	1,424
1,416		Walt Disney Co.	46,799
			165,504
	Mining: 0.2%
100		Freeport-McMoRan Copper & Gold, Inc.	6,287
100		Phelps Dodge Corp.	12,300
43		Vulcan Materials Co.	3,815
			22,402
	Miscellaneous Manufacturing: 2.2%
377		3M Co.	30,710
65		Cooper Industries Ltd.	5,944
107		Danaher Corp.	7,824
119		Dover Corp.	5,986
160		Eastman Kodak Co.	4,163
126		Eaton Corp.	9,712
5,179		General Electric Co.	182,715
552		Honeywell International, Inc.	23,725
206		Illinois Tool Works, Inc.	9,723
144	@@	Ingersoll-Rand Co.	5,617
80		ITT Corp.	4,316
100		Leggett & Platt, Inc.	2,378
98		Parker Hannifin Corp.	8,181
60		Textron, Inc.	5,847
1,010	@@	Tyco International Ltd.	30,593
			337,434
	Office/Business Equipment: 0.1%
99		Pitney Bowes, Inc.	4,563
838	@	Xerox Corp.	13,827
			18,390
	Oil & Gas: 4.2%
206		Anadarko Petroleum Corp.	10,168
60		Apache Corp.	4,196
1,642		Chevron Corp.	118,749
756		ConocoPhillips	50,879
201		Devon Energy Corp.	14,747
96		EOG Resources, Inc.	6,771
4,435		ExxonMobil Corp.	340,652
40		Hess Corp.	2,011
282		Marathon Oil Corp.	26,615
160	@,@@	Nabors Industries Ltd.	5,402
60		Noble Corp.	4,635
400		Occidental Petroleum Corp.	20,136

Shares			Value
	66	Sunoco, Inc.	$4,499
140	@	Transocean, Inc.	10,913
364		Valero Energy Corp.	20,045
140		XTO Energy, Inc.	7,084
			647,502
	Oil & Gas Services: 0.5%
140		Baker Hughes, Inc.	10,280
50		BJ Services Co.	1,689
804		Halliburton Co.	27,127
70	@	National Oilwell Varco, Inc.	4,656
540		Schlumberger Ltd.	36,979
60	@	Weatherford International Ltd.	2,695
			83,426
	Packaging & Containers: 0.1%
71		Ball Corp.	3,036
60		Bemis Co.	2,048
100	@	Pactiv Corp.	3,445
59		Sealed Air Corp.	3,511
			12,040
	Pharmaceuticals: 2.4%
770		Abbott Laboratories	35,928
32		Allergan, Inc.	3,731
182		AmerisourceBergen Corp.	8,370
60	@	Barr Pharmaceuticals, Inc.	3,065
400		Bristol-Myers Squibb Co.	9,932
204		Cardinal Health, Inc.	13,182
228		Caremark Rx, Inc.	10,784
180		Eli Lilly & Co.	9,646
108	@	Express Scripts, Inc.	7,366
215	@	Forest Laboratories, Inc.	10,471
233	@	Gilead Sciences, Inc.	15,359
33	@	Hospira, Inc.	1,082
181	@	King Pharmaceuticals, Inc.	2,992
134	@	Medco Health Solutions, Inc.	6,728
1,485		Merck & Co., Inc.	66,097
120		Mylan Laboratories	2,435
3,657		Pfizer, Inc.	100,522
1,010		Schering-Plough Corp.	22,230
70	@	Watson Pharmaceuticals, Inc.	1,797
671		Wyeth	32,396
			364,113
	Pipelines: 0.1%
280		El Paso Corp.	4,088
244		Williams Cos., Inc.	6,773
			10,861
	Real Estate: 0.0%
90	@	CB Richard Ellis Group, Inc.	2,964
110	@	Realogy Corp.	2,870
			5,834
	Real Estate Investment Trusts: 0.1%
60		Apartment Investment & Management Co.	3,458
20		Boston Properties, Inc.	2,341
170		Equity Office Properties Trust	8,194
40		Prologis	2,607
20		Public Storage, Inc.	1,926
20		Vornado Realty Trust	2,522
			21,048

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
	Retail: 2.3%
20	@	Autozone, Inc.	$2,272
161	@	Bed Bath & Beyond, Inc.	6,239
209		Best Buy Co., Inc.	11,489
90	@	Big Lots, Inc.	2,008
111		Circuit City Stores, Inc.	2,771
214		Costco Wholesale Corp.	11,184
410		CVS Corp.	11,796
58		Darden Restaurants, Inc.	2,329
122		Family Dollar Stores, Inc.	3,403
458		Federated Department Stores, Inc.	19,277
410		Gap, Inc.	7,675
422		Home Depot, Inc.	16,023
111		JC Penney Co., Inc.	8,585
280	@	Kohl's Corp.	19,488
198		Limited Brands, Inc.	6,275
764		Lowe's Cos., Inc.	23,042
629		McDonald's Corp.	26,399
180		Nordstrom, Inc.	8,824
238	@	Office Depot, Inc.	9,011
60		OfficeMax, Inc.	2,824
70		RadioShack Corp.	1,227
40	@	Sears Holding Corp.	6,857
329		Staples, Inc.	8,380
514	@	Starbucks Corp.	18,139
437		Target Corp.	25,385
388		TJX Cos., Inc.	10,639
506		Walgreen Co.	20,488
1,231		Wal-Mart Stores, Inc.	56,749
80		Wendy's International, Inc.	2,606
117		Yum! Brands, Inc.	7,159
			358,543
	Savings & Loans: 0.1%
487		Washington Mutual, Inc.	21,272
			21,272
	Semiconductors: 1.0%
410	@	Advanced Micro Devices, Inc.	8,844
303	@	Altera Corp.	6,027
186		Analog Devices, Inc.	6,049
690		Applied Materials, Inc.	12,406
207	@	Freescale Semiconductor, Inc.	8,266
2,892		Intel Corp.	61,744
100		KLA-Tencor Corp.	5,167
152		Linear Technology Corp.	4,885
280	@	LSI Logic Corp.	2,985
136		Maxim Integrated Products	4,281
550	@	Micron Technology, Inc.	8,030
133		National Semiconductor Corp.	3,217
90	@	Novellus Systems, Inc.	2,810
70	@	Nvidia Corp.	2,589
120	@	QLogic Corp.	2,670
130	@	Teradyne, Inc.	1,937
312		Texas Instruments, Inc.	9,220
170		Xilinx, Inc.	4,556
			155,683
	Software: 1.6%
260	@	Adobe Systems, Inc.	10,434
132	@	Autodesk, Inc.	5,436
281		Automatic Data Processing, Inc.	13,553
155	@	BMC Software, Inc.	5,047
204		CA, Inc.	4,427

Shares			Value
117	@	Citrix Systems, Inc.	$3,363
298	@	Compuware Corp.	2,500
129	@	Electronic Arts, Inc.	7,205
100		Fidelity National Information Services, Inc.	3,990
331		First Data Corp.	8,358
86	@	Fiserv, Inc.	4,395
90		IMS Health, Inc.	2,472
184	@	Intuit, Inc.	5,792
4,331		Microsoft Corp.	127,028
261	@	Novell, Inc.	1,639
2,022	@	Oracle Corp.	38,479
64	@	Parametric Technology Corp.	1,239
148		Paychex, Inc.	5,833
			251,190
	Telecommunications: 3.0%
190		Alltel Corp.	10,781
1,950		AT&T, Inc.	66,125
389	@	Avaya, Inc.	4,971
910		BellSouth Corp.	40,577
87		CenturyTel, Inc.	3,702
5,204	@	Cisco Systems, Inc.	139,884
190		Citizens Communications Co.	2,692
101	@	Comverse Technology, Inc.	1,972
778	@	Corning, Inc.	16,774
82		Embarq Corp.	4,219
110	@	JDS Uniphase Corp.	2,033
260	@	Juniper Networks, Inc.	5,535
1,663		Motorola, Inc.	36,869
832		Qualcomm, Inc.	30,443
710	@	Qwest Communications International, Inc.	5,460
1,501		Sprint Nextel Corp.	29,285
301	@	Tellabs, Inc.	3,022
1,455		Verizon Communications, Inc.	50,838
211		Windstream Corp.	2,941
			458,123
	Textiles: 0.0%
61		Cintas Corp.	2,574
			2,574
	Toys/Games/Hobbies: 0.1%
124		Hasbro, Inc.	3,317
256		Mattel, Inc.	5,619
			8,936
	Transportation: 0.4%
182		Burlington Northern Santa Fe Corp.	13,679
188		CSX Corp.	6,742
158		FedEx Corp.	18,238
185		Norfolk Southern Corp.	9,111
30		Ryder System, Inc.	1,565
123		Union Pacific Corp.	11,134
			60,469
Total Common Stock (Cost $5,895,132)			6,519,067

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND XII  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.0%
	Federal National Mortgage Association: 30.0%
$2,697,000	4.810%, due 11/15/09	$2,347,237
2,651,000	4.950%, due 01/15/10	2,291,047
		4,638,284
Total U.S. Government Agency Obligations (Cost $4,749,066)		4,638,284
	U.S. TREASURY OBLIGATIONS: 27.2%
	U.S. Treasury Principal Only STRIP: 27.2%
4,834,000	4.690%, due 02/15/10	4,192,664
		4,192,664
Total U.S. Treasury Obligations (Cost $4,211,583)		4,192,664
Total Long-Term Investments (Cost $14,855,781)		15,350,015
SHORT-TERM INVESTMENTS: 0.8%

	Repurchase Agreement: 0.8%
120,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $120,018 to be received upon repurchase (Collateralized by $119,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $122,533, due 06/15/08)	120,000
Total Short-Term Investments (Cost $120,000)		120,000

Total Investments in Securities (Cost $14,975,781)*	100.2%	$15,470,015
Other Assets and Liabilities - Net	(0.2)	(27,195)
Net Assets	100.0%	$15,442,820

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

*  Cost for federal income tax purposes is $15,086,848.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$597,343
Gross Unrealized Depreciation	(214,176)
Net Unrealized Appreciation	$383,167

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the Principal Protection Funds' existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the "Board") of ING Equity Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Funds, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Funds and the sub-advisory contracts ("Sub-Advisory Contracts") with ING Investment Management Co. ("ING IM" or the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds' advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including ING Equity Trust's existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds' Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity/Balanced/Fixed-Income Funds Investment Review Committee (the "I/B/F IRC"). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Funds' "15(c) Methodology Guide" (the "Methodology Guide"). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Trustees based on the Methodology Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Independent Trustees' review of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of Funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of each Fund. The I/B/F IRC also meets regularly with the Adviser and periodically with the Sub-Adviser. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund's relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contract renewals for the period ending November 30, 2007. In addition, the Board's Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Fund that provided information about the performance and expenses of the Fund, the performance of the Fund's fixed income benchmark (Lehman Brothers 1-3 Government Index) and its equity benchmark (S&P 500® Composite Stock Price Index), and the expenses of other similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Fund's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and ING IM to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how the Fund's performance compares to its designated benchmarks and its fees compare to the fees of the funds in its Selected Peer Group; and (8) other information relevant to the Board's evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the Fund's fixed income benchmark (Lehman Brothers 1-3 Government Index) and its equity benchmark (S&P 500® Composite Stock Price Index) for all periods presented.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and members of the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees, including the I/B/F IRC, to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM and took note of the pro-active approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Funds.

In considering the Funds' Advisory Contracts, the Board also considered the extent of benefits provided to the Funds' shareholders, beyond advisory services, from being part of the ING family of Funds. This

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer. The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by the Adviser's and ING IM's personnel with codes of ethics. The Board considered reports from the Funds' Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and ING IM and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Funds' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Lehman Brothers 1-3 Government Index and the S&P 500 Composite Stock Price Index. The Board's findings specific to each Fund's performance are discussed under "Fund-by-Fund Analysis," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted that the Funds do not have breakpoint discounts on advisory fees, but do benefit from waivers to or reimbursements of advisory or other fees. The Board considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and/or ING IM for these differences. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided respect to ING IM's profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and ING IM's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds' operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Fund's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above.

In each case, the performance of the Fund's fixed income and equity components was compared to its fixed income and equity benchmarks, respectively. Each Fund's management fees and expense ratios were compared to the fees and expense ratios of the funds in its Selected Peer Group. In analyzing performance data for each Principal Protection Fund, the Board noted the difficulty of identifying a peer group of comparable mutual funds given the unique nature of each Fund, including the interest rate and market environment in place at the time the Fund commenced operations.

ING Index Plus LargeCap Equity Fund (formerly, ING Principal Protection Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component outperformed its fixed income benchmark for the most recent calendar quarter and year-to-date periods, but underperformed its fixed income benchmark for the one- and three-year periods; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that (1) the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement; and (2) in October 2006, in connection with the start of the Fund's Index Plus Large Cap period, the Fund's management fee will be reduced.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund II

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund II, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for the one- and three-year periods, but outperformed for the most recent calendar quarter and year-to-date periods; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund II, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund II, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund III

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund III, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund III, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund III, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund that invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Principal Protection Fund IV

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IV, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IV, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund IV, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund V

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund V, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund V, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund V, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund VI

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VI, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VI, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund VI, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund VII

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VII, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VII, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund VII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the expense ratio to be borne by shareholders) of ING Principal Protection Fund VIII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund VIII

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund VIII, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund VIII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund IX

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IX, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund IX, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund IX, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MB IA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund X

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund X, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund X, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund X, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MB IA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund XI

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund Xl, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund Xl, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund Xl, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MB IA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Principal Protection Fund XII

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund's fixed income component underperformed its fixed income benchmark for all periods presented; and (2) the Fund's equity component underperformed its equity benchmark for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Principal Protection Fund XII, the Board considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Principal Protection Fund XII, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing the Fund's management fee and expense ratio, the Board took into account Management's representations that: (1) the Fund's expense ratio is more favorable due to the attractive principal guarantee that the Adviser was able to negotiate with the entity guaranteeing the Fund's Guaranteed Amount; and (2) the Adviser bears the risk of reduced fee revenue resulting from redemptions during the Guarantee Period, a period of time during which there are no sales of Fund shares.

In analyzing the Fund's performance, the Board noted Management's representations that, unlike more conventional mutual funds, during its Guarantee Period the Fund's primary focus is preserving at least the principal amount of the Fund at the inception of the Guarantee Period while at the same time participating in equity markets to the extent consistent with that focus, and this can cause its performance to differ from the performance it may have attained had the Fund invested solely in equities or solely in fixed income instruments without regard to principal protection. The Board also considered that the extent to which the Fund is able to participate in upward movements of the equity markets is affected by a number of factors, including interest rates and the performance of its equity component. The Board also took into account

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management's representations that the Fund's expense ratio is more favorable due to the attractive rate that the Adviser was able to negotiate with MBIA for the principal guarantee, reflecting, in part, MBIA's high degree of confidence in the Adviser's ability to manage the Fund in a manner consistent with MBIA's requirements under its guarantee agreement.

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street,
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEPPFABCQ     (1106-011007)

OMB APPROVAL
OMB Number: 3235-0570
Expires: September 30, 2007
Estimated average burden hours per response: 19.3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

ING Investment Funds, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

CT Corporation System, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       May 31

Date of reporting period:       June 1, 2006 to November 30, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2006

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Fund

• ING Real Estate Fund

Domestic Equity Growth Funds

• ING Disciplined LargeCap Fund
• ING Fundamental Research Fund
• ING LargeCap Growth Fund
• ING MidCap Opportunities Fund
• ING Opportunistic LargeCap Fund
• ING SmallCap Opportunities Fund

Domestic Equity Value Funds

• ING Financial Services Fund
• ING LargeCap Value Fund
• ING MagnaCap Fund
• ING MidCap Value Fund
• ING MidCap Value Choice Fund
• ING SmallCap Value Fund
• ING SmallCap Value Choice Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the “Fed”) ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive interest rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is choosing to neither raise nor lower interest rates, which puts us in the midst of what economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”) rose significantly during plateau periods.

It has been an interesting — if not unpredictable — year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high that surprised many at the time because we were in a climate of slumping housing prices and escalating interest rates. This was followed by a slight correction and market drift for a couple of months. A strong rally has been experienced in the second half of the year driven in part by the dollar decline and the more stable interest rate environment. Many economists believe that these conditions will be positive for the stock market for the next twelve months.

Whatever the future holds, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 18, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2006

In our report for the last fiscal year, we described how, three weeks before it ended, investors suddenly took fright that inflation fighting central bankers would raise interest rates by too much and strangle global growth. We asked whether the sharp correction was just that, or the start of something big. In the end it proved to be the former, but it was not until nearly mid-October that the May 9, 2006 high was recaptured, with most markets adding to their gains from there. For the first six months ended November 30, 2006, global stocks according to the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) with net reinvested dividends rose 10.9%. In currencies, the dollar was mixed, gaining 2.8% against the yen, but losing 3.4% against the euro and 5.2% to the pound sterling after these currencies surged in late November.

U.S. equities in the form of the Standard & Poors 500® Composite Stock Price Index (“S&P 500® Index”)(2), returned 11.3% including dividends for the six months ended November 30, 2006. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. However, for a time, investors seemed only to have eyes for interest rates. After sixteen consecutive interest rate increases since June 2004, a barrage of hawkish rhetoric from the Federal Open Market Committee (“FOMC”) in May had sent stocks reeling. The problem was that the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13, 2006, the market had fallen by 7.7% from its highest level. However, the seventeenth interest rate increase on June 29, 2006, was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising interest rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14, 2006. Nevertheless, peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil prices dropped as much as 27% from their pinnacle and spent much of November below $60 per barrel. The FOMC indeed refrained from raising interest rates on August 8 and again took no action in September and October, although its members frequently felt the need to remind us that inflation was still uncomfortably elevated. Housing data continued to deteriorate and in October new and existing home prices were falling at the fastest rate in decades, while the stock of unsold homes rose through November. Gross Domestic Product (“GDP”) growth in the third calendar quarter slowed to 2.2% and Wal-Mart reported its first decline in same store sales in over ten years. So in the face of all this gloom, why were stocks in a clear up-trend to a six-year high by the last days of November? For one thing, the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look relatively more attractive and raised the present value of future corporate profits. Speaking of which, corporate profits registered their thirteenth straight quarter of double-digit year-over-year growth and for the economy as a whole, reached 12.44% of GDP, the biggest share since the 1950s. Despite the worrying news, equity investors saw this market as a glass that was distinctly half-full.

The main international markets also advanced, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. As in the U.S., stocks had been falling as the fiscal year started, on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of November, household spending was falling fast and the government lowered its evaluation of the economy for the first time in nearly two years. For the six months, the market rose 3.8%. European ex UK markets had been supported by broadly based mergers and acquisitions amid clear signs of improving growth and employment. However, from their May 9 top, events in the U.S. and a 25 basis point increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% by mid-June. From there however, markets turned around smartly, even as the European Central Bank raised rates on two more occasions. Business confidence was strong and unemployment fell to the lowest level in five years. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets touched January 2001 levels and added 11.8% for the six months ended November 30, 2006. UK equities had been boosted by the large acquisition-prone financial sector, as well as the sizeable energy and vibrant materials sectors. The

2

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2006

reversal in the latter two exacerbated the global retrenchment brought on by interest rate worries after May 9 and UK stocks sank 9.3% by mid-June. As in Japan and the Eurozone, the Bank of England raised rates, twice to 5%, as inflation climbed above target, GDP growth returned to trend, and housing prices, an important demand generator, continued their recovery. This re-energized investors and led again by financials, the market surpassed its best levels of 2006, revisited those of December 2000 and finished up 7.7% for the half-year.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

The ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.23% compared to the Morgan Stanley Capital International U.S. REIT Index (“MSCI U.S. REIT® Index”), which returned 28.57%, for the same period.

Portfolio Specifics: During the last six months the Fund underperformed its benchmark due primarily to unfavorable property sector allocation and the drag on performance of our modest cash position. In a market that rose over 28%, our cash position which averaged just over 1.5% accounted for half of the shortfall of our net performance versus the benchmark. An underweight in the health care sector, which rose 34.4% in the period and an overweight in the hotel sector, which rose 19.3%, were main components of the Fund’s negative sector allocation effects. On the positive side, our overweight in the office sector, which was the second best performing sector, up 34.6%, helped

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

performance. Security selection was a slightly positive contributor for the period. Our selections in the office and mall sectors were significantly positive contributors during the period. In the office sector we benefited from the privatization of several large holdings at premium prices including Trizec Hahn and CarrAmerica. In the mall sector, our decision to eliminate our position in Mills Corporation, which fell (31)%, was clearly a good one. Unfortunately, our holdings in the hotel sector hurt relative performance. In particular, our investment in Starwood Lodging, which fell (4.9)% over the last six months despite delivering positive operating growth, hurt the fund’s performance. Our overall performance for the trailing twelve months is in the top quartile relative to the Lipper Median for all real estate funds for the same period.

Current Strategy and Outlook: Overall, 2006 has proven to be yet another good year for real estate stocks. Returns lately have been well above historical averages and have exceeded the returns for the broader equity market for several years. We expect real estate stock returns in 2007 to return to more normal levels. There is still an enormous amount of capital looking to invest in real estate. During the last two years there have been many REIT takeovers by private equity firms, suggesting that REITs are not overvalued relative to private market real estate values.

We are overweight the apartment and office property sectors, which we expect to benefit the most from an environment of positive economic growth and stable to mildly rising interest rates. We have reduced our exposure to the retail and the industrial sectors. REITs still offer an attractive source of high current income relative to other equities. Earnings growth is positive and accelerating. Given our outlook for continued economic growth and historically low interest rates, we look for continued positive returns from an actively managed portfolio of real estate stocks.

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Simon Property Group, Inc.	6.5%

Boston Properties, Inc.	5.2%

Equity Office Properties Trust	5.0%

Prologis	4.9%

Archstone-Smith Trust	4.7%

Vornado Realty Trust	4.5%

Equity Residential	4.1%

Host Hotels & Resorts, Inc.	4.1%

Public Storage, Inc.	4.0%

AvalonBay Communities, Inc.	3.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

4

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I		of Class O
	1 Year	5 Year	December 20, 2002		November 20, 2002		January 17, 2003		December 31, 1996		September 15, 2004

Including Sales Charge:
Class A(1)	30.81%	—	28.62%		—		—		—		—
Class B(2)	32.81%	—	—		28.82%		—		—		—
Class C(3)	36.78%	—	—		—		30.90%		—		—
Class I	39.24%	25.16%	—		—		—		15.66%		—
Class O	38.79%	—	—		—		—		—		32.69%

Excluding Sales Charge:
Class A	38.79%	—	30.56%		—		—		—		—
Class B	37.81%	—	—		29.05%		—		—		—
Class C	37.78%	—	—		—		30.90%		—		—
Class I	39.24%	25.16%	—		—		—		15.66%		—
Class O	38.79%	—	—		—		—		—		32.69%
MSCI U.S. REIT® Index(4)	38.30%	24.29%	29.96	%(5)	29.52	%(6)	31.66	%(7)	14.69	%(8)	29.43	%(9)

The table above illustrates the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

(5)Since inception for the index is shown from January 1, 2003.

(6)Since inception for the index is shown from December 1, 2002.

(7)Since inception for the index is shown from February 1, 2003.

(8)Since inception for the index is shown from January 1, 1997.

(9)Since inception for the index is shown from September 1, 2004.

5

ING DISCIPLINED LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING Disciplined LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa(1), Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.85% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 11.33% for the same period.

Portfolio Specifics: During the period, the Fund’s relative performance benefited from both sector allocations and security selection. An underweight position in industrials and overweight position in consumer staples and consumer discretionary helped. Superior security selection in telecommunication services, information technology and consumer discretionary also benefited the Fund. By contrast, underweight positions in telecommunication services, information technology and utilities acted as a drag during the period. The Fund also gave up some of the gains it accumulated in consumer staples and industrials as security selection in these sectors was unfavorable.

An overweight position in Cisco Systems, Inc. a supplier of data-networking equipment and software, was one of the main contributors to performance. The company introduced a high-end video conferencing product, which many believe will become a

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

billion dollar business in five to seven years. It also acquired some key companies during the period. After the company reported better-than-expected earnings for the first quarter, several analysts upgraded the stock and raised price estimates for the company. Bell South Corp., another overweight position, helped the Fund. The company’s stock moved higher as merger talks with AT&T, Inc. stimulated buyers. The firm’s third-quarter profit rose 30%, which included profits from its stake in Cingular Wireless.

By comparison, an underweight position in Apple Computer, a personal computer, software, peripherals and portable digital music player manufacturer, hurt the Fund’s relative returns. The stock performed well as profits rose 27% due to strong sales of its iPod digital music player and record shipments of its Macintosh computer. Shares also rose in anticipation of the new iPod phone technology.

An underweight position in Verizon Communications, Inc., a telecommunications and internet company, also detracted from relative performance. The company reported a 2.8% rise in its third-quarter profits as it added new wireless customers. Shares rose as the company showed increased faith in its investment in fiber networks. The company believes its overall investment in fiber optics will generate a positive contribution to earnings by financial year 2008.

Current Strategy and Outlook: Our research builds a portfolio with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The Fund is structured to capitalize on what we believe are high-quality companies with superior business momentum, earnings growth and attractive valuations.

As of November 30, 2006, the Fund was overweight financials, energy and consumer discretionary and underweight consumer staples and information technology. However, our sector exposures are a function of individual stock selection and by design quite close to the S&P 500® Index.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.6%

General Electric Co.	2.9%

Citigroup, Inc.	2.8%

Bank of America Corp.	2.8%

JPMorgan Chase & Co.	2.0%

Cisco Systems, Inc.	1.9%

Microsoft Corp.	1.9%

Chevron Corp.	1.8%

International Business Machines Corp.	1.7%

Procter & Gamble Co.	1.5%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

(1) Effective December 31, 2006, Douglas Cotè resigned as portfolio manager to the Fund and was replaced by Vincent Costa.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

6

ING DISCIPLINED LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception
			of Class A, B and C
	1 Year	5 Year	December 30, 1998

Including Sales Charge:
Class A(1)	5.94%	3.80%	1.17%
Class B(2)	6.41%	3.94%	1.19%
Class C(3)	10.41%	4.28%	1.19%

Excluding Sales Charge:
Class A	12.37%	5.04%	1.92%
Class B	11.41%	4.28%	1.19%
Class C	11.41%	4.28%	1.19%
S&P 500® Index(4)	14.23%	6.08%	3.28	%(5)

The table above illustrates the total return of ING Disciplined LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from January 1, 1999.

Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

7

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

The ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.17% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 11.33%, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in telecommunication services and financials. In financials, our position in the insurance industry had the largest positive impact on performance. By contrast, the Fund underperformed its benchmark largely due to weak stock selection in technology and energy. Our energy holdings were hurt by a sharp and unanticipated sell off in crude and natural gas during the third quarter as cooler weather allowed natural gas inventories to build, and the Gulf of Mexico was untouched by severe weather for the first time in several years.

Our decision not to own Sprint Nextel Corp. had a positive impact on relative performance. The stock struggled for the majority of this year due to concerns over the company’s integration with Nextel. In addition, our position in AT&T, Inc. continued to appreciate as the company benefited from improved wireline performance and expectations of margin recovery at Cingular Wireless. Axis Capital Holdings Ltd., a global insurance and reinsurance company, was another position that aided performance. The company reported better-than-expected second-quarter results and was also a beneficiary of the mild hurricane season. We sold out of our position in October as the stock had reached our price target.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

By comparison, Yahoo!, Inc. and Motorola, Inc. were two technology names that had a negative impact on performance. In the third quarter, Yahoo!, Inc. was hurt by weakness in search and brand advertising and concerns over the delayed launch of Panama, a new search system. Due to a lack of positive catalysts for the stock we decided to replace it with Google, Inc. which we believe to be a better long-term investment in the on-line advertising space. Motorola’s stock declined as mobile phone sales in the third quarter failed to meet the Street’s expectations. We believe that this sell off was an overreaction to a short term inventory issue with one of its customers and should not impact fourth-quarter results. Within energy, our investment in Evergreen Energy, a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones that we viewed were well within their reach. We are in the process of eliminating our position.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Altria Group, Inc., Motorola, Inc., General Cable Corp., Cooper Industries Ltd., AT&T, Inc. (mentioned above), and St. Jude Medical, Inc.

After years of underperformance, Motorola has managed an impressive turnaround through product innovation, cost cutting and divestures. We expect continued revenue growth going forward due to a solid product

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.2%

Microsoft Corp.	2.9%

Altria Group, Inc.	2.8%

American International Group, Inc.	2.6%

AT&T, Inc.	2.5%

Citigroup, Inc.	2.5%

Bank of America Corp.	2.4%

General Electric Co.	2.3%

Procter & Gamble Co.	2.2%

Motorola, Inc.	2.1%

*	Excludes short-term investments related to repurchase agreement.
Portfolio holdings are subject to change daily.

lineup and strong global demand for handsets. In addition, Motorola we believe should benefit from a weak product portfolio offered by its competitors, particularly Nokia, which will not be rectified in time for the holiday season. We believe that there is substantial upside for Altria due to its attractive and stable yield. Additionally, the recent ease in litigation risk should allow the company’s planned break-up to occur sooner than expected. We also continue to favor electrical equipment companies including General Cable Corp. and Cooper Industries Ltd. who are beneficiaries of spending by utility companies on energy infrastructure. Finally, we see significant upside potential in St. Jude Medical as their robust product line should allow them to continue to gain share in the implantable cardioverter defibrillator (“IDC”) market. IDC devices are used to treat patients with irregular heartbeats and heart failure.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

8

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended November 30, 2006

	Since Inception		Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C		of Class I
	December 28, 2005		February 6, 2006		April 17, 2006		July 18, 2006

Including Sales Charge:
Class A(1)	3.58%		—		—		—
Class B(2)	—		2.49%		—		—
Class C(3)	—		—		4.92%		—
Class I	—		—		—		12.59%

Excluding Sales Charge:
Class A	9.90%		—		—		—
Class B	—		7.49%		—		—
Class C	—		—		5.92%		—
Class I	—		—		—		12.59%
S&P 500® Index(4)	14.19	%(5)	11.25	%(6)	8.13	%(7)	10.50	%(8)

The table above illustrates the total return of ING Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from December 28, 2005.

(6)Since inception performance for index is shown from February 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from August 1, 2006.

9

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

The ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Schilling and John A. Boselli, Portfolio Managers at Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.87% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 9.29% and 11.09%, respectively, for the same period.

Portfolio Specifics: Equity markets posted a strong return for the period. US large cap equities performed well, up 11.1% as measured by the Russell 1000® Index, and, in a change of leadership, outpaced smaller companies as the small cap Russell 2000 rose 9.7%. Value stocks continued to lead their growth oriented peers, with the broad market Russell 3000 Value finishing ahead of the Russell 3000 Growth by nearly four percentage points. Every sector in the Russell 1000® Growth but one finished with positive returns, led by technology which was up by 14.6%, utilities which were up by 12.7%, and financials which were up by 12.1%. The lone negative sector was energy, which fell 0.3% in aggregate.

Poor security selection was the main source of underperformance for the period, focused predominately in the technology, energy, and consumer staples sectors. Allocations to sectors, which are primarily a result of bottom-up stock selection, had a negligible effect. The top three

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

detractors on a relative basis were Marvell Technology Group Ltd., Microsoft Corp., and Commerce Bancorp., Inc. Global semiconductor company Marvell Technology Group Ltd. declined on weak earnings and lowered guidance. We eliminated our position due to decelerating growth and lowered expectations in the disk drive business. Shares in regional bank Commerce Bancorp., Inc. fell when the company warned that earnings would fall short of expectations due to spread compression between long and short rates, which hurt profitability on deposits. Relative performance was also hurt by not holding Microsoft during a period when the software giant benefited from strong revenues and a $40 billion share buyback initiative. Communication equipment company Qualcomm, Inc. was a significant detractor on an absolute basis. The company’s stock underperformed on lower near-term growth prospects and legal uncertainties.

Several stocks served to partially offset this underperformance. Top relative performers included Adobe Systems and Network Appliance, Inc. Stock in graphic design and publishing software company Adobe rose sharply as the November launch of Acrobat 8 signaled the start of a new product cycle. We expect sales to strengthen with the release of Creative Suite 3, which combines Adobe products with those of recently acquired Macromedia. Data management firm Network Appliance benefited from a healthy storage spending environment where sales of the company’s mid-range storage solution remained strong. On an absolute basis, networking systems giant Cisco was the top contributor. The company reported better than expected earnings as enterprise and service provider revenues improved.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process; we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. Greater-than-benchmark exposure to financials includes top-10 positions in world

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Medtronic, Inc.	4.3%

Network Appliance, Inc.	3.6%

Boeing Co.	3.6%

UBS AG	3.5%

Cisco Systems, Inc.	3.4%

Franklin Resources, Inc.	3.4%

UnitedHealth Group, Inc.	3.1%

Google, Inc.	2.9%

Adobe Systems, Inc.	2.8%

Schering-Plough Corp.	2.7%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

class wealth manager UBS and asset manager Franklin Resources. While our relative weight in the sector remains high, exposure was reduced by eliminating Legg Mason and scaling back our position in Countrywide Financial Corp., while establishing a comparatively smaller position in State Street. We are also overweight industrials stocks, driven by positions in Boeing Co., General Dynamics Corp., and Fluor Corp. We have neutralized exposure to the energy sector, eliminating Peabody Energy Corp. and Petro-Canada and reducing a position in Cameco Corp. We are underweight consumer-related sectors broadly as they remain relatively unattractive, in our view. In consumer discretionary, the prospects for retailers are not encouraging given an expected consumer spending slowdown. On the consumer staples side, stocks are relatively expensive given their growth prospects.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

10

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception
			of Class A, B, C and Q		of Class I
	1 Year	5 Year	July 21, 1997		January 8, 2002

Including Sales Charge:
Class A(1)	(1.29)%	(0.49)%	5.39%		—
Class B(2)	(0.92)%	(0.33)%	5.37%		—
Class C(3)	3.09%	0.06%	5.36%		—
Class I	5.23%	—	—		0.36%
Class Q	4.96%	0.97%	6.30%		—

Excluding Sales Charge:
Class A	4.73%	0.70%	6.05%		—
Class B	4.08%	0.07%	5.37%		—
Class C	4.09%	0.06%	5.36%		—
Class I	5.23%	—	—		0.36%
Class Q	4.96%	0.97%	6.30%		—
Russell 1000® Growth Index(4)	8.36%	2.58%	2.86	%(6)	2.67	%(7)
Russell 1000® Index(5)	14.16%	6.78%	6.26	%(6)	6.67	%(7)

The table above illustrates the total return of ING LargeCap Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and forecasted growth.

(5)The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for index is shown from August 1, 1997.

(7)Since inception performance for index is shown from January 1, 2002.

Prior to October 1, 2000 the Fund was managed by a different sub-adviser.

11

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

The ING MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.16% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 8.43% and 10.08%, respectively, for the same period.

Portfolio Specifics: Unfavorable stock selection in the health care, information technology, and financials sectors acted as the primary drag on relative performance during the period. Turning to the Fund’s individual security selection, a position in Hospira, Inc., a medical supply company, which was spun off by Abbott Laboratories in 2004, hurt the Fund. The company reduced earnings guidance for 2007 due to softer demand for its drug pump and announced the delay of an injectable antibiotic launch. We eliminated the position as a consequence. Citrix Systems, a supplier of access information software and services, also lagged as it reported disappointing third quarter 2006 results due to weak licensing growth in its core presentation products. A

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

position in Investment Technology Group, Inc. (“ITG”), which provides online trading services to institutions and brokerages, also acted as a drag during the period. ITG’s fiscal third quarter earnings missed consensus estimates due to the biggest decline in U.S. share trading in three years. The company also revised expectations lower for its European and Asian operations.

Luxury retailer Coach was the best-performing stock during the period. Coach, Inc.’s fiscal first quarter 2006 sales and earnings benefited from new style introductions, resulting in a positive earnings surprise. In addition, profit expectations were revised higher based on its new style features, accelerated store openings, and the introduction of higher priced items for the holiday season. Veritas DGC, Inc., a seismic data collection company for energy companies, also added to the Fund’s performance. The company agreed to be purchased by France-based Geophysique. Fiscal first quarter earnings results exceeded expectations by a wide margin due to stronger-than-expected demand. Lastly, our position in Adobe Systems benefited from the anticipated launch of a range of new products.

Current Strategy and Outlook: We believe that economic growth will continue, albeit at a moderate pace and that inflation will remain in check. Both will be favorable for equity valuations, in our view. Consistent with an economy transitioning to slower growth, we are focusing intently on companies whose business momentum prospects are both attractive and reasonably certain. We continue our focus on stocks with above average business momentum, market recognition and appropriate valuations.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Coach, Inc.	4.5%

Roper Industries, Inc.	2.8%

Cameron International Corp.	2.6%

Nordstrom, Inc.	2.3%

Gildan Activewear, Inc.	2.3%

Dun & Bradstreet Corp.	2.2%

Harman International Industries, Inc.	2.1%

Adobe Systems, Inc.	2.1%

Akamai Technologies, Inc.	2.0%

NII Holdings, Inc.	2.0%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

12

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2006

			Since Inception		Since Inception
			of Class A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	3.30%	4.89%	8.90%		—
Class B(2)	3.76%	5.08%	8.94%		—
Class C(3)	7.73%	5.40%	8.90%		—
Class I	10.00%	6.57%	10.09%		—
Class Q	9.75%	6.34%	—		(3.66)%

Excluding Sales Charge:
Class A	9.59%	6.15%	9.68%		—
Class B	8.76%	5.41%	8.94%		—
Class C	8.73%	5.40%	8.90%		—
Class I	10.00%	6.57%	10.09%		—
Class Q	9.75%	6.34%	—		(3.66)%
Russell Midcap® Growth Index(4)	12.88%	9.22%	9.86	%(6)	(2.05	)%(7)
Russell Midcap® Index(5)	16.47%	13.77%	13.25	%(6)	8.29	%(7)

The table above illustrates the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from September 1, 1998.

(7)Since inception performance for index is shown from April 1, 2000.

13

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.38% compared to the Russell 1000® Growth Index, which returned 9.29%, for the same period.

Portfolio Specifics: During the period, sector allocation was unfavorable, which hurt the Fund. A significant overweight position in energy acted as the biggest drag from an allocation perspective. Unfavorable weightings in information technology, utilities and industrials also were a drag on the Fund. On a positive note, an overweight position in financials and underweight position in consumer staples benefited the Fund.

Overall, security selection was positive during the period and almost completely offset the unfavorable effects of our sector allocations. Security selection in energy, consumer discretionary, industrials and information technology particularly benefited the Fund during the period. By comparison, selection in financials and health care produced negative relative results.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Turning to the portfolio’s individual security positions, an overweight position in BMC Software, Inc. (“BMC”), an independent software vendor, was one of the main contributors to performance during the period. BMC’s share price jumped as the technology sector in general performed well. In November, the company reported higher-than-expected quarterly revenue and reiterated its upward earnings guidance for 2007. Some analysts upgraded BMC to neutral from underperform, boosting the stock further. Analysts noted that the stabilizing of revenue, combined with the company’s cost-cutting measures, lead to less downside risk to earnings estimates.

Continental Airlines, Inc. a U.S. air carrier, helped the Fund as air traffic rose during the period. The company’s stock also gained as the company’s chief executive said he would consider a merger, if necessary, to maintain competitiveness.

By contrast, an underweight position in Microsoft Corp. hurt the Fund as the company’s stock strengthened during the period. In addition, the stock gained in anticipation of future sales of new products including its digital music player Zune, and its new windows platform Vista. Several acquisitions and strategic alliances were also

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Prudential Financial, Inc.	2.9%

ExxonMobil Corp.	2.9%

BMC Software, Inc.	2.8%

AmerisourceBergen Corp.	2.7%

Raytheon Co.	2.7%

Phillips-Van Heusen	2.7%

General Mills, Inc.	2.6%

Guess ?, Inc.	2.6%

McGraw-Hill Cos., Inc.	2.5%

Chubb Corp.	2.5%

Portfolio holdings are subject to change daily.

announced during the period. The company also initiated a large share buyback program.

Another detractor was an overweight position in Biovail Corporation, Canada’s largest publicly traded drug maker. The company reported a third-quarter loss of U.S. $56.5 million, resulting from costs related to the halting of work on a blood-pressure treatment.

Current Strategy and Outlook: Our research builds a portfolio with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The Fund is structured to capitalize on high-quality companies with superior business momentum, growing earnings and attractive valuations.

As of November 30, 2006, the Fund was overweight consumer discretionary and financials and underweight information technology, health care, and industrials. However, our sector exposures are a function of individual stock selection and by design quite close to the Russell 1000® Growth Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

14

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended November 30, 2006

	Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C
	December 28, 2005		April 5, 2006		April 27, 2006

Including Sales Charge:
Class A(1)	2.36%		—		—
Class B(2)	—		(3.59)%		—
Class C(3)	—		—		1.96%

Excluding Sales Charge:
Class A	8.60%		—		—
Class B	—		1.41%		—
Class C	—		—		2.96%
Russell 1000® Growth Index(4)	8.71	%(5)	5.44	%(6)	5.59	%(7)

The table above illustrates the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from April 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

15

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.71% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 7.18% and 9.72%, respectively, for the same period.

Portfolio Specifics: Positive stock selection in the materials and financials sectors contributed most to relative returns. By comparison, stock selection in the health care and technology sectors detracted the most from relative performance versus the benchmarks.

On an individual security basis, Albemarle Corp. and Crocs, Inc. added significantly to the Fund’s performance over the period. Albemarle, a catalyst and specialty chemicals company, has improved its businesses in both of these areas. Crocs, a footwear manufacturer, also beat estimates and raised expectations for the last several quarters.

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

By comparison, Chemed Corp. and HealthExtras, Inc. were two of the largest detractors from performance over the period. Chemed is primarily a hospice provider with meaningful exposure to Medicare reimbursement. The company lowered guidance as a result of Medicare caps on revenue in certain markets and was unable to offset these losses through cost reductions. HealthExtras, Inc. is a mid-market pharmacy benefit management company. The company lowered expectations for the year, as a large contract it was awarded by the state of Maryland has yet to be finalized due to an appeal brought by the previous provider. We continue to own the stock because we believe the delay in the initiation of this contract should not have a significant impact on the company’s valuation.

Current Strategy and Outlook: We remain underweight in sectors heavily reliant on consumer spending, such as retail and consumer durables. Although the impact of rising interest rates and gas prices has been somewhat alleviated, we believe that weakness in the housing market and the absence of mortgage equity withdrawals will continue to be a headwind. Within the capital goods area, we have positioned the Fund away from deeply cyclical companies as we expect some moderation in the rate of economic growth. We are

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Ansys, Inc.	1.4%

Valueclick, Inc.	1.4%

NewAlliance Bancshares, Inc.	1.3%

Psychiatric Solutions, Inc.	1.2%

Micros Systems, Inc.	1.2%

UAP Holding Corp.	1.2%

Albemarle Corp.	1.1%

Toro Co.	1.1%

Entegris, Inc.	1.1%

Pediatrix Medical Group, Inc.	1.1%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

likely to increase our weighting in the consumer services sector, especially in companies that show stable growth despite a moderating economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

16

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception	Since Inception
				of Class I	of Class Q
	1 Year	5 Year	10 Year	April 1, 1999	April 4, 2000

Including Sales Charge:
Class A(1)	5.93%	0.11%	6.22%	—	—
Class B(2)	6.56%	0.19%	6.10%	—	—
Class C(3)	10.59%	0.58%	6.08%	—	—
Class I	12.98%	1.75%	—	5.12%	—
Class Q	12.63%	1.46%	—	—	(6.76)%

Excluding Sales Charge:
Class A	12.40%	1.30%	6.85%	—	—
Class B	11.56%	0.58%	6.10%	—	—
Class C	11.59%	0.58%	6.08%	—	—
Class I	12.98%	1.75%	—	5.12%	—
Class Q	12.63%	1.46%	—	—	(6.76)%
Russell 2000® Growth Index(4)	13.45%	8.28%	5.11%	4.83%	(1.52	)%(6)
Russell 2000® Index(5)	17.43%	12.65%	9.68%	10.68%	7.16	%(6)

The table above illustrates the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from April 1, 2000.

17

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

The ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.42% compared to Standard & Poor’s 500 Financials Index (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), which returned 10.62% and 11.33%, respectively, for the same period.

Portfolio Specifics: The U.S. Federal Reserve Board’s (the “Fed”) August decision to pause after raising short term interest rates 17 consecutive times helped the equity markets and financial stocks in particular. A procession of mixed economic results also heightened speculation that the Fed will cut short-term rates some time in 2007. However, the continued deterioration of the housing sector created uncertainty as to when the Fed could possibly cut rates. While the deterioration of this sector has already taken its toll on select areas of the economy, it has yet to spill over more broadly. Gross domestic product growth forecasts have come down, and still imply that the U.S. economy is headed for a soft landing. With the Fed on hold, the yield curve has remained flat or inverted, acting as a headwind for spread-based income.

Turning to the portfolio, over the past six months we have shifted the Fund’s tilt from economically-sensitive stocks to a more defensive stance. The flat yield curve and credit concerns have kept us underweight bank stocks, though we remain alert for opportunities if and when the Fed begins to ease

Industry Allocation
as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

its monetary policy. Capital markets stocks, including brokers, asset managers, and trust banks, were some of the largest contributors to performance during the period, as strong stock selection outpaced the effect of allocations to these sub-sectors. A relatively benign hurricane season also meant that insurance stocks helped the portfolio. Also, a number of our life insurance stocks produced solid earnings and proved more resilient to spread pressures compared to the banking group. Our underweight banking position continued to be a positive, as the group underperformed financials as a whole during the period.

By comparison, an underweight position in real estate investment trusts (“REITs”) hurt the Fund. As consolidation activity in the richly-valued marketplace continued to attract new money to the sector, our valuation-driven underweight position acted as a drag even though the REIT names we owned performed well. The consumer finance sub-group performed poorly, and though we maintained a neutral weight our individual stock selections were hurt by credit concerns.

On an individual security basis, brokerage holdings Merrill Lynch & Co., Inc., Morgan Stanley, and Goldman Sachs Group, Inc. benefited from supportive capital markets including trading, merger and acquisition, and security issuance activity during the period. Strong equity markets and increased fund flows contributed to performance of asset managers Affiliated Managers Group and Franklin Resources, Inc. Capital markets and transaction flow exposure also aided our positions in JP Morgan Chase and Bank of New York. Strong pricing and a lack of catastrophes proved helpful for property/casualty holdings Axis Capital Holdings, Ltd., Endurance Specialty Holdings Ltd., and St. Paul Travelers Cos., Inc. Positions in commercial banks Wells Fargo & Co., Bank of America Corp., and US Bancorp also helped the Fund, as did a position in “REITs”, KKR Financial and Douglas Emmett.

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

Citigroup, Inc.	5.7%

Bank of America Corp.	5.6%

American International Group, Inc.	4.7%

JPMorgan Chase & Co.	4.7%

Wells Fargo & Co.	4.6%

US Bancorp.	3.8%

Wachovia Corp.	3.3%

Affiliated Managers Group, Inc.	3.2%

Bank of New York Co., Inc.	3.1%

Merrill Lynch & Co., Inc.	3.1%
Portfolio holdings are subject to change daily.

By contrast, a position in Life/ Health insurer Conseco, Inc. acted as a drag on performance as the company did not earn the debt rating upgrade we expected, and its stock declined after a weak quarter. This prompted us to sell the position. Credit card giant Capital One Financial Corp. also fell on concerns surrounding consumer credit and the company’s pending acquisition of North Fork Bank. We continue to like the stock and believe investors will be well-rewarded as North Fork is integrated and the market gains respect for the company’s more stable risk profile. A position in health insurer Aflac also acted as a drag as the company reported weak sales in their key Japanese market.

Current Strategy and Outlook: As the year progressed, we saw an increase in risk levels for many areas in financials, and reacted by positioning the Fund more defensively. This included reducing our overweight position in brokerages, toning down our property and casualty insurance allocation, and eliminating positions in companies with weaker balance sheets.

In the face of the flat yield curve and credit concerns, we remain underweight the banking sector, though recent price underperformance and the possibility of the Fed easing in 2007 make us somewhat more positive on this segment. We have also maintained our REIT underweight, though we continue to scour the group for opportunities that meet our valuation parameters.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

18

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class O
	1 Year	5 Year	10 Year	October 20, 1997		August 24, 2004		September 15, 2004

Including Sales Charge:
Class A(1)	6.96%	8.97%	12.95%	—		—		—
Class B(2)	7.65%	9.16%	—	7.15%		—		—
Class C(3)	11.77%	—	—	—		13.97%		—
Class O	13.51%	—	—	—		—		13.74%

Excluding Sales Charge:
Class A	13.48%	10.27%	13.62%	—		—		—
Class B	12.65%	9.44%	—	7.15%		—		—
Class C	12.77%	—	—	—		13.97%		—
Class O	13.51%	—	—	—		—		13.74%
S&P 500 Financials Index(4)	15.03%	9.14%	11.13%	9.04	%(6)	12.66	%(7)	13.62	%(8)
S&P 500® Index (5)	14.23%	6.08%	8.05%	6.46	%(6)	13.24	%(7)	13.22	%(8)

The table above illustrates the total return of ING Financial Services Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)Since inception performance for index is shown from November 1, 1997.

(7)Since inception performance for index is shown from September 1, 2004.

(8)Since inception performance for index is shown from October 1, 2004.

19

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

The ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund and Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, William Pickering, CFA, Director, Amelia Maccoun Morris, CFA, Director and Douglas C. Edman, CFA, Director are five members that comprise Brandes’ Large Cap Investment Committee.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.29% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 12.92% and 11.09%, respectively, for the same period.

Portfolio Specifics: On an absolute basis, gains for the Fund’s holdings in the diversified telecom services and pharmaceuticals industries made positive contributions to returns. Top performers from these industries included BellSouth (diversified telecom services), AT&T, Inc. (diversified telecom services), and Merck (pharmaceuticals). The Fund’s positions in the food & staples retailing, computers & peripherals, and automobiles industries also tended to advance. While most holdings registered gains in the

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

period, select positions declined, such as Micron Technology (semiconductors & semiconductor equipment) and Tenet Healthcare (health care providers & services).

On a relative basis, stock selection in the diversified telecom services, food & staples retailing, and insurance industries and the Fund’s overweight exposure to the computers & peripherals, diversified telecom services, and pharmaceuticals industries, were the main reasons for the Fund’s outperformance relative to the benchmarks. Keep in mind industry allocations are the residual of the manager’s company-by-company analysis. Conversely, stock selection and a lower allocation to the oil, gas, & consumable fuels industry than the indices weighed on relative performance.

Current Strategy and Outlook: During the period, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the commercial banking industry increased, while exposure to the diversified telecom services and pharmaceuticals industries declined. As of the end of the period, the Fund retains its greatest exposure to the pharmaceuticals industry.

Keep in mind that industry exposures are the direct result of

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Lucent Technologies, Inc.	3.9%

Ford Motor Co.	3.9%

Intel Corp.	3.2%

General Motors Corp.	3.2%

Gannett Co., Inc.	3.2%

Dell, Inc.	3.2%

Pfizer, Inc.	3.1%

Eastman Kodak Co.	3.0%

H&R Block, Inc.	3.0%

Boston Scientific Corp.	2.9%

*	Excludes short-term investments related to U.S. government agency obligations.
Portfolio holdings are subject to change daily.

purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing large-cap stocks at discounts to our estimates of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

20

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception		Since Inception		Since Inception
		of Class A and B		of Class C		of Class I
	1 Year	February 2, 2004		February 3, 2004		August 2, 2004

Including Sales Charge:
Class A(1)	18.48%	7.46%		—		—
Class B(2)	19.77%	7.99%		—		—
Class C(3)	23.77%	—		9.07%		—
Class I	26.10%	—		—		13.64%

Excluding Sales Charge:
Class A	25.69%	9.74%		—		—
Class B	24.77%	8.91%		—		—
Class C	24.77%	—		9.07%		—
Class I	26.10%	—		—		13.64%
Russell 1000® Value Index(4)	20.30%	14.44	%(6)	14.44	%(6)	17.44	%(7)
Russell 1000® Index(5)	14.16%	10.43	%(6)	10.43	%(6)	13.85	%(7)

The table above illustrates the total return of ING LargeCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1%.

(4)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for the index is shown from February 1, 2004.

(7)Since inception performance for the index is shown from August 1, 2004.

21

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

The ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.09% compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 12.92% and 11.33%, respectively, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in telecommunication services and, to a lesser extent, technology. Within the telecom sector, our decision to underweight Sprint Nextel and overweight AT&T, Inc. had a positive impact on relative performance. Sprint Nextel Corp. struggled for much of this year over concerns about the company’s integration with Nextel. Taking advantage of price weakness in September we initiated a position in the company. Over the past three months the stock has performed well due to the company’s successful launch of a faster cellular internet service. Our position in AT&T, Inc. continued to appreciate as the company benefited from improved wireline performance and margin recovery at Cingular Wireless.

By contrast, the Fund’s holdings in the energy sector acted as the biggest drag. A sharp and unanticipated sell off in crude oil and natural gas

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

occurred during the third quarter as cooler weather allowed natural gas inventories to build and the Gulf of Mexico was untouched by severe weather for the first time in several years. Our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management proved incapable of delivering performance milestones previously thought to be achievable. Other energy holdings that detracted from performance include Peabody Energy Corp. and Weatherford International Ltd.

On an industry level, the Fund was also hurt by its underweight position in real estate investment trusts (“REITs”), a segment that soared over 27% in the past six months. While we continue to believe REITs are generally overvalued, based on their multi-year outperformance and relative yield versus Treasury’s, we identified a few stocks that we believe have reasonable valuations and good prospects for 2007 and increased our position in the industry.

As of the end of the reporting period, we believe the Fund was positioned in companies that have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, in our opinion the valuations are attractive and most have clear catalysts that suggest improvement is possible. A few of the Fund’s largest positions include Peabody Coal, Union Pacific Corp., Newfield Exploration Co., Plains Exploration & Production Co., Bank of New York, and Hudson City Bancorp, Inc.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.8%

Bank of America Corp.	3.9%

Altria Group, Inc.	3.8%

Pfizer, Inc.	3.3%

JPMorgan Chase & Co.	3.3%

AT&T, Inc.	3.2%

Citigroup, Inc.	2.7%

Wells Fargo & Co.	2.6%

Procter & Gamble Co.	2.5%

Newfield Exploration Co.	2.2%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe there is meaningful upside in our holdings of Peabody Coal and Union Pacific Corporation, as both will continue to play important roles in the development of the Powder River Basin in Wyoming. This region contains one of the largest coal deposits in the world, and mining there will continue to expand as underground mines in Appalachia increasingly become cost prohibitive. We also continue to favor independent exploration and production concerns including Plains Exploration and Newfield Exploration who either have high-yielding energy reserves or the ability to discover such in an economic fashion. The Bank of New York, which recently acquired Mellon Financial Corp., is trading at a meaningful discount to competitors Northern Trust Corp. and State Street Corp. We believe that once this transaction is complete, and integration between the two is successful, this valuation gap will close. We believe the combined company will achieve greater synergies than is currently expected. Hudson City Bancorp, Inc., another regional bank holding company, is in our view poised to outperform as the significant excess capital it has put to work could benefit from an expected steepening of the yield curve and a possible U.S. Federal Reserve Board rate hike by mid-2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

22

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

				Since Inception	Since Inception
				of Class C	of Class I
	1 Year	5 Year	10 Year	June 1, 1999	March 4, 2003

Including Sales Charge:
Class A(1)	8.12%	4.74%	5.81%	—	—
Class B(2)	8.83%	4.88%	5.67%	—	—
Class C(3)	12.82%	5.20%	—	2.03%	—
Class I	15.04%	—	—	—	18.05%
Class M(4)	10.11%	4.73%	5.58%	—	—

Excluding Sales Charge:
Class A	14.72%	5.99%	6.44%	—	—
Class B	13.83%	5.21%	5.67%	—	—
Class C	13.82%	5.20%	—	2.03%	—
Class I	15.04%	—	—	—	18.05%
Class M	14.10%	5.48%	5.95%	—	—
Russell 1000® Value Index(5)	20.30%	10.89%	10.61%	6.64%	20.96	%(7)
S&P 500® Index(6)	14.23%	6.08%	8.05%	2.60%	16.66	%(7)

The table above illustrates the total return of ING MagnaCap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)Since inception performance for index is shown from March 1, 2003.

23

ING MIDCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING MidCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Mid Cap Investment Committee, comprised of Charles H. Brandes, CFA, Chairman, Barbara Kyrillos, Senior Analyst, Kenneth Little, CFA, Director, R. Erickson Cox, CFA, Senior Analyst and Ted Kim, CFA, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.12% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 11.86% and 10.08%, respectively, for the same period.

Portfolio Specifics: Advances among the Fund’s positions in the auto components industry drove positive performance during the period. Top performing positions from this industry included Goodyear Tire & Rubber Co., Lear Corp., and Delphi Financial Group. Securities in the communications equipment, IT services, and food & staples retailing industries also tended to make positive contributions to returns. Holdings from these industries that experienced the greatest share appreciation included UTStarcom, Inc. (communications equipment), BISYS Group, Inc. (IT services), and Safeway, Inc. (food & staples retailing). Outside of these industries, other contributors to the Fund’s return included Deluxe Corporation (commercial services & supplies), Cincinnati Bell, Inc. (diversified telecom services), and Agere Systems (semiconductors & semiconductor equipment).

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Conversely, declines for positions in the electronic equipment & instruments industry weighed on the period’s results. Share price weakness among holdings within this industry, such as Sanmina, Kemet Corp., and Solectron Corp. were among the most significant detractors to performance. Other stock specific declines, such as W Holding Company, Inc. (thrifts & mortgage finance), Dana Corp. (auto components), and Tenet Healthcare Corp. (health care providers & services), also negatively impacted results.

On a relative basis, the Fund benefited from excess returns attributed to a combination of stock selection and an overweight exposure to the auto components industry, relative to the benchmarks. Relative performance also benefited from the Fund’s larger allocation and stock selection within the communications equipment industry. However, the Fund’s overweighting to the electronic equipment & instruments and food products industries relative to the benchmarks, as well as stock selection within these industries, adversely impacted relative performance. Keep in mind that industry exposures are the result of our individual security selection — not top-down industry forecasts.

Current Strategy and Outlook: During the six-month period ended November 30, 2006, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

Stock-specific purchases and sales, as well as changes in the prices of holdings, shifted the portfolios’ industry exposures modestly during the period. For

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Tenet Healthcare Corp.	4.6%

Chemtura Corp.	4.3%

Solectron Corp.	4.3%

ArvinMeritor, Inc.	4.1%

Unisys Corp.	3.8%

Goodyear Tire & Rubber Co.	3.6%

Lear Corp.	3.4%

Sanmina-SCI Corp.	3.4%

Huntsman Corp.	3.1%

Delphi Corp.	3.0%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

example, exposure to the auto components industry rose as a result of appreciation. Meanwhile, the sale of select holdings within the food & staples retailing, computers & peripherals, and semiconductors & semiconductor equipment industries reduced exposure in these areas. The Fund retains its greatest exposure to the auto components industry as of the end of the period.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing mid-cap stocks at discounts to our estimates of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

24

ING MIDCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception		Since Inception
		of Class A	of Class B and C		of Class I		of Class Q
	1 Year	February 1, 2002	February 4, 2002		March 4, 2002		April 17, 2002

Including Sales Charge:
Class A(1)	9.13%	6.06%	—		—		—
Class B(2)	10.03%	—	6.60%		—		—
Class C(3)	13.91%	—	6.93%		—		—
Class I	16.03%	—	—		7.52%		—
Class Q	15.79%	—	—		—		6.59%

Excluding Sales Charge:
Class A	15.75%	7.37%	—		—		—
Class B	14.86%	—	6.92%		—		—
Class C	14.88%	—	6.93%		—		—
Class I	16.03%	—	—		7.52%		—
Class Q	15.79%	—	—		—		6.59%
Russell Midcap® Value Index(4)	20.16%	15.99%	15.99	%(6)	15.90	%(7)	15.28	%(8)
Russell Midcap® Index (5)	16.47%	13.49%	13.49	%(6)	14.00	%(7)	13.58	%(8)

The table above illustrates the total return of ING MidCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from February 1, 2002.

(7)Since inception performance for index is shown from March 1, 2002.

(8)Since inception performance for index is shown from May 1, 2002.

25

ING MIDCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

The ING MidCap Value Choice Fund(1) (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds NWQ Global Investors, LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.91% compared to the Russell Midcap® Value Index, which returned 11.88% for the same period.

Portfolio Specifics: For the six months ended November 30, 2006, absolute gains were driven primarily by the Fund’s holdings in the materials sectors. Relative returns were enhanced by a combination of the Fund’s heavily overweight position and stock selection within the sector. Mining companies performed particularly well as worldwide demand for commodities continued to increase. Several of our mining investments, including Apex Silver Mines Ltd., Newcrest Mining Ltd. and Ivanhoe Mines Ltd., registered double digit gains. In the producer durables sector, agricultural equipment manufacturer AGCO Corp. was also a top performer. As noted in a previous fund commentary, the agricultural industry lagged the market in 2005 and currently continues to work its way out of a cyclical bottom. Utilities worldwide performed well on receding fears of higher interest rates. The Fund’s holdings in the utilities sector, notably

Industry Allocation

as of November 30, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Companhia de Saneamento and Puget Energy, Inc., also contributed to positive performance. In the transportation sector, shipping company Stolt Nielsen SA was first bought in July after the share price significantly declined due to market uncertainty over excess short-term capacity and legal risk from an anti-trust case. With resolution of the anti-trust case and increased demand for its shipping services, the share price rebounded to become another one of the Fund’s top performers over the period. Our significant underweighting in financials, including under exposure to REITS, had a negative impact. Over all, the largest detractors from performance were two Japanese consumer finance companies, Acom Co Ltd. and Promise Co Ltd., which were also added to the Fund in July. Regulatory changes and legal challenges have caused the prices of these stocks to plummet and they are among the market’s worst-performing stocks this year. However, these companies are now trading significantly below book value and we find the risk/reward profile compelling.

Current Strategy and Outlook: Looking ahead, the contrarian side of us worries that “what can’t last forever — won’t.” Corporate profit margins in the world’s largest economies are at all-time highs and economic theory dictates that they must retreat. Three years of rising federal funds rates and the current malaise in the housing market suggests that this inevitability may happen sooner rather than later.

Yet, over the longer-term, the economies of China, India, Brazil and other developing countries, should experience robust and sustainable growth, albeit with periodic downturns. We continue to find value in the securities of companies who meet the consumption needs of these growth markets. We believe the Fund is well positioned in food, agriculture, energy, commodities and materials companies worldwide and should benefit from these ongoing global developments.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Tyson Foods, Inc.	4.0%

Apex Silver Mines Ltd.	3.4%

Anglogold Ashanti Ltd. ADR	3.1%

AGCO Corp.	2.9%

Newcrest Mining Ltd. ADR	2.6%

Lihir Gold Ltd.	2.5%

Puget Energy, Inc.	2.4%

Smithfield Foods, Inc.	2.2%

Bowater, Inc.	2.0%

Alumina Ltd. ADR	1.9%

*	Excludes short-term investments related to U.S. government agency obligations and securities lending collateral.
Portfolio holdings are subject to change daily.

(1) Effective December 15, 2006, the Fund changed its name to ING Value Choice Fund and also changed its principal investment strategies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

26

ING MIDCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception
		of Class A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 7, 2005		September 15, 2005

Including Sales Charge:
Class A(1)	24.01%	21.86%	—		—
Class B(2)	25.57%	23.20%	—		—
Class C(3)	29.64%	—	25.68%		—
Class I	32.05%	—	—		29.50%

Excluding Sales Charge:
Class A	31.62%	25.88%	—		—
Class B	30.57%	25.03%	—		—
Class C	30.64%	—	25.68%		—
Class I	32.05%	—	—		29.50%
Russell Midcap® Value Index(4)	20.16%	18.85%	18.85	%(6)	17.41	%(7)
Russell Midcap® Index(5)	16.47%	16.90%	16.90	%(6)	15.23	%(7)

The table above illustrates the total return of ING MidCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for index is shown from February 1, 2005.

(7)Since inception performance for index is shown from October 1, 2005.

27

ING SMALLCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Small Cap Investment Committee, comprised of William Pickering, CFA, Director, Robert J. Gallagher, CFA, Director, Jeffrey Meyer, CFA, Director, Luiz G. Sauerbronn, Senior Analyst and Richard Birchmeir, CFA, Senior Analyst, is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.26% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 12.21% and 9.72%, respectively, for the same period.

Portfolio Specifics: Gains for the Fund’s holdings in the auto components and communications equipment industries contributed to the Fund’s positive results for the period. Top performers from these industries included Lear (auto components), Goodyear Tire & Rubber Co. (auto components), and UTStarcom, com. (communications equipment). Positions outside of these industries also made positive contributions to returns, including Agere Systems (semiconductors & semiconductor equipment), K2 (leisure equipment & products), and Innospec (chemicals).

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Declines for the Fund’s holdings in the food products, automobiles, and machinery industries weighed heaviest on the period’s performance. Positions such as Interstate Bakeries (food products), National R.V. Holdings (automobiles), and Tecumseh Products (machinery) were among the positions in these industries enduring share price declines. Stock-specific declines for positions such as Kemet (electronic equipment & instruments), ESS Technology (semiconductors & semiconductor equipment), and Winn-Dixie Stores (food & staples retailing) also negatively impacted overall Fund performance.

On a relative basis, overweight exposure to the food products and machinery industries, coupled with unfavorable stock selection within these industries, negatively impacted performance relative to the benchmarks. The Fund’s larger allocation to the automobiles industry, relative to the benchmarks, also weighed upon relative returns. However the Fund’s stock selection within the communications equipment industry and overweight exposure to the auto components industry, relative to the benchmarks, proved beneficial to relative results.

Current Strategy and Outlook: During the six-month period ended November 30, 2006, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the

Top Ten Holdings

as of November 30, 2006
(as a percent of net assets)

ArvinMeritor, Inc.	4.5%

Tecumseh Products Co.	4.1%

Visteon Corp.	3.8%

Superior Industries International	3.6%

Lear Corp.	3.5%

Agere Systems, Inc.	3.5%

American Axle & Manufacturing Holdings, Inc.	3.3%

Adaptec, Inc.	3.2%

Gateway, Inc.	3.0%

Goodyear Tire & Rubber Co.	2.9%

Portfolio holdings are subject to change daily.

proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of buying and selling, as well as changes in the prices of holdings, many of the Fund’s industry exposures shifted. For example, exposure to the chemicals industry decreased as a result of select sales, while new purchases drove up the Fund’s allocation in the machinery industry. Share price appreciation also increased exposure to the auto components industry, which remains the Fund’s greatest industry exposure as of the end of the period.

Keep in mind that industry exposures are the direct result of purchase and sell decisions made on a bottom-up, company-by-company basis. While we continue to monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. Instead, we remain focused on purchasing small-cap stocks at discounts to our estimate of their intrinsic values. We believe that this approach will provide patient investors with favorable returns over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

28

ING SMALLCAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception		Since Inception		Since Inception
		of Class A	of Class B		of Class C		of Class I		of Class Q
	1 Year	February 1, 2002	February 4, 2002		February 7, 2002		March 6, 2002		April 30, 2002

Including Sales Charge:
Class A(1)	0.40%	9.39%	—		—		—		—
Class B(2)	1.75%	—	10.01%		—		—		—
Class C(3)	4.95%	—	—		10.52%		—		—
Class I	6.82%	—	—		—		10.65%		—
Class Q	6.68%	—	—		—		—		9.25%

Excluding Sales Charge:
Class A	6.51%	10.74%	—		—		—		—
Class B	5.73%	—	10.30%		—		—		—
Class C	5.74%	—	—		10.52%		—		—
Class I	6.82%	—	—		—		10.65%		—
Class Q	6.68%	—	—		—		—		9.25%
Russell 2000® Value Index(4)	21.47%	15.42%	15.42	%(6)	15.42	%(6)	15.56	%(7)	13.50	%(8)
Russell 2000® Index(5)	17.43%	11.97%	11.97	%(6)	11.97	%(6)	12.85	%(7)	11.23	%(8)

The table above illustrates the total return of ING SmallCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception return, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from February 1, 2002.

(7)Since inception performance for index is shown from March 1, 2002.

(8)Since inception performance for index is shown from May 1, 2002.

29

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

The ING SmallCap Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”) — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.09% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 12.21% and 9.72%, respectively, for the same period.

Portfolio Specifics: The Fund’s performance was positive on an absolute basis but disappointing compared to the Russell 2000® Value benchmark in the last six months.

In the six month period, relative performance was impacted by sector weightings, but was primarily a function of stock selection. The Fund was underweight and had unfavorable stock selection in the financials and technology sectors. Stock selection in the overweighted materials sector hurt performance. On a positive note, overweighted positions in the auto, energy and producer durables sectors and strong stock selection contributed positively to the Fund’s returns. The largest positive contributions were generated by holdings in General Cable Corp., Sauer-Danfoss, Inc., Buckeye Technologies, Inc., and Sappi Ltd. The four largest

Industry Allocation

as of November 30, 2006
(as a percent of net assets)

Portfolio holdings are subject to change daily.

negative contributors were Gibraltar Industries, Inc., Quantum Corp., Albany International Corp., and Griffon Corp. Gibraltar Industries, Inc.’s stock has declined reflecting exposure to residential housing. The company’s revenues are primarily from the replacement market, however, and it continues to make excellent acquisitions. The stock offers excellent risk/reward. Quantum Corp. stock declined on the company’s acquisition of ADIC. After persistent rumors of a takeover of Quantum Corp., shareholders were disappointed. We are pleased with the selection of ADIC’s CFO as CFO of the combined company, and with the renewed focus on execution of new product strategies and cost cutting. We believe that the stock is undervalued. While Albany International Corp.’s revenues have been under pressure, reflecting a consolidation of paper machines in Europe and North America, the company has been gaining share and has entered the growing Asian market. In the short term, however, some renewed price competition in Europe has depressed the stock. The growth in Asia combined with additional restructuring and cost cutting should improve the earning power of this well managed company. Deeply undervalued, in our opinion, Griffon Corp. stock has suffered from short term execution issues in their specialty chemical operations. These problems are fixable, and we continue to believe that management is working to optimize the value of the company either through a sale of the company, or an IPO or spin off of its aerospace operation.

Top Ten Holdings*

as of November 30, 2006
(as a percent of net assets)

Griffon Corp.	4.0%

Casey’s General Stores, Inc.	4.0%

Sauer-Danfoss, Inc.	3.6%

Warren Resources, Inc.	3.2%

Sappi Ltd. ADR	3.1%

General Cable Corp.	3.1%

Wausau Paper Corp.	3.1%

Kennametal, Inc.	3.1%

Bowater, Inc.	2.9%

Gibraltar Industries, Inc.	2.9%

*	Excludes short-term investments related to U.S. government

agency obligations.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Despite ongoing concerns about tightening monetary policy, there are few signs of any impact on credit availability for corporate borrowers. Global money continues to grow rapidly supporting economic expansion. In this environment, small cap companies can borrow to fund growth. Thus, despite virtual unanimity among stock market strategists that large cap stocks will significantly outperform small, this has not occurred. Recognizing that it will eventually become more difficult for small companies to borrow, NWQ continues to stress test every stock by using conservative growth assumptions and higher discount rates in our valuation work to minimize the Fund’s downside risk. Using these rigorous inputs, we are still finding mispriced stocks to buy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

30

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Returns for the Periods Ended November 30, 2006

		Since Inception	Since Inception		Since Inception
		of Class A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 2, 2005		June 9, 2005

Including Sales Charge:
Class A(1)	13.87%	13.59%	—		—
Class B(2)	15.05%	14.55%	—		—
Class C(3)	18.91%	—	16.24%		—
Class I	21.25%	—	—		23.96%

Excluding Sales Charge:
Class A	20.86%	17.33%	—		—
Class B	20.05%	16.49%	—		—
Class C	19.91%	—	16.24%		—
Class I	21.25%	—	—		23.96%
Russell 2000® Value Index(4)	21.47%	16.99%	16.99	%(6)	20.73	%(7)
Russell 2000® Index(5)	17.43%	14.76%	14.76	%(6)	18.95	%(7)

The table above illustrates the total return of ING SmallCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for index is shown from February 1, 2005.

(7)Since inception performance for index is shown from June 1, 2005.

31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Real Estate Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,272.30	1.18%	$6.72
Class B	1,000.00	1,268.40	1.93	10.98
Class C	1,000.00	1,268.10	1.93	10.97
Class I	1,000.00	1,274.10	0.89	5.07
Class O	1,000.00	1,272.90	1.13	6.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.18%	$5.97
Class B	1,000.00	1,015.39	1.93	9.75
Class C	1,000.00	1,015.39	1.93	9.75
Class I	1,000.00	1,020.61	0.89	4.51
Class O	1,000.00	1,019.40	1.13	5.72

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

32

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Disciplined LargeCap Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,108.50	1.36%	$7.19
Class B	1,000.00	1,102.70	2.11	11.12
Class C	1,000.00	1,103.90	2.11	11.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,014.49	2.11	10.66

ING Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,081.70	1.25%	$6.52
Class B	1,000.00	1,078.10	2.00	10.42
Class C	1,000.00	1,079.10	2.00	10.42
Class I(a)	1,000.00	1,125.90	0.88	4.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.66	0.88	4.46

ING LargeCap Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,068.70	1.43%	$7.42
Class B	1,000.00	1,065.70	2.08	10.77
Class C	1,000.00	1,065.40	2.08	10.77
Class I	1,000.00	1,071.30	0.96	4.98
Class Q	1,000.00	1,069.90	1.21	6.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.90	1.43%	$7.23
Class B	1,000.00	1,014.64	2.08	10.50
Class C	1,000.00	1,014.64	2.08	10.50
Class I	1,000.00	1,020.26	0.96	4.86
Class Q	1,000.00	1,019.00	1.21	6.12

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Fundamental Research Fund, which reflects the 134-day period due to its Class I inception date of July 18, 2006).

(a)	Commencement of operations for Class I on July 18, 2006.

33

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING MidCap Opportunities Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,031.60	1.25%	$6.37
Class B	1,000.00	1,027.80	2.00	10.17
Class C	1,000.00	1,028.00	2.00	10.17
Class I	1,000.00	1,033.90	0.79	4.03
Class Q	1,000.00	1,033.20	1.04	5.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,021.11	0.79	4.00
Class Q	1,000.00	1,019.85	1.04	5.27

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,083.80	1.25%	$6.53
Class B	1,000.00	1,078.90	2.00	10.42
Class C	1,000.00	1,077.90	2.00	10.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10

ING SmallCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,057.10	1.50%	$7.74
Class B	1,000.00	1,053.10	2.25	11.58
Class C	1,000.00	1,053.20	2.25	11.58
Class I	1,000.00	1,059.40	1.04	5.37
Class Q	1,000.00	1,058.00	1.29	6.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.50%	$7.59
Class B	1,000.00	1,013.84	2.25	11.36
Class C	1,000.00	1,013.84	2.25	11.36
Class I	1,000.00	1,019.90	1.04	5.27
Class Q	1,000.00	1,018.65	1.29	6.53

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

34

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Financial Services Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,104.20	1.20%	$6.33
Class B	1,000.00	1,100.20	1.95	10.27
Class C	1,000.00	1,100.30	1.95	10.27
Class O	1,000.00	1,104.60	1.19	6.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class O	1,000.00	1,019.10	1.19	6.02

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,162.90	1.45%	$7.86
Class B	1,000.00	1,159.00	2.20	11.91
Class C	1,000.00	1,159.20	2.20	11.91
Class I	1,000.00	1,164.70	1.13	6.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class B	1,000.00	1,014.04	2.20	11.11
Class C	1,000.00	1,014.04	2.20	11.11
Class I	1,000.00	1,019.40	1.13	5.72

ING MagnaCap Fund
Actual Fund Return
Class A	$1,000.00	$1,100.90	1.11%	$5.85
Class B	1,000.00	1,095.50	1.91	10.03
Class C	1,000.00	1,095.40	1.91	10.03
Class I	1,000.00	1,101.50	0.84	4.43
Class M	1,000.00	1,097.20	1.66	8.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.11%	$5.62
Class B	1,000.00	1,015.49	1.91	9.65
Class C	1,000.00	1,015.49	1.91	9.65
Class I	1,000.00	1,020.86	0.84	4.26
Class M	1,000.00	1,016.75	1.66	8.39

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

35

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MidCap Value Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,081.20	1.49%	$7.77
Class B	1,000.00	1,076.40	2.24	11.66
Class C	1,000.00	1,076.40	2.24	11.66
Class I	1,000.00	1,082.80	1.24	6.47
Class Q	1,000.00	1,081.30	1.49	7.77
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.49%	$7.54
Class B	1,000.00	1,013.84	2.24	11.31
Class C	1,000.00	1,013.84	2.24	11.31
Class I	1,000.00	1,019.00	1.24	6.28
Class Q	1,000.00	1,017.75	1.49	7.54

ING MidCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,119.10	1.47%	$7.81
Class B	1,000.00	1,115.40	2.22	11.77
Class C	1,000.00	1,115.40	2.22	11.77
Class I	1,000.00	1,121.40	1.16	6.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.47%	$7.44
Class B	1,000.00	1,013.94	2.22	11.21
Class C	1,000.00	1,013.94	2.22	11.21
Class I	1,000.00	1,019.25	1.16	5.87

ING SmallCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,032.60	1.71%	$8.71
Class B	1,000.00	1,028.80	2.46	12.51
Class C	1,000.00	1,027.90	2.46	12.51
Class I	1,000.00	1,034.00	1.39	7.09
Class Q	1,000.00	1,032.90	1.64	8.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.50	1.71%	$8.64
Class B	1,000.00	1,012.73	2.46	12.41
Class C	1,000.00	1,012.73	2.46	12.41
Class I	1,000.00	1,018.00	1.39	7.03
Class Q	1,000.00	1,016.85	1.64	8.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

36

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING SmallCap Value Choice Fund	June 1, 2006	November 30, 2006	Ratio	November 30, 2006*

Actual Fund Return
Class A	$1,000.00	$1,060.90	1.46%	$7.54
Class B	1,000.00	1,057.20	2.21	11.40
Class C	1,000.00	1,056.40	2.21	11.39
Class I	1,000.00	1,062.40	1.15	5.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.46%	$7.38
Class B	1,000.00	1,013.99	2.21	11.16
Class C	1,000.00	1,013.99	2.21	11.16
Class I	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

37

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING	ING	ING	ING
	Real	Disciplined	Fundamental	LargeCap
	Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$394,790,856	$37,926,100	$5,465,553	$269,661,525
Short-term investments at amortized cost	4,050,440	2,647,498	—	51,974,303
Repurchase agreement	—	246,000	203,000	—
Cash	476,443	997	391	371,851
Cash collateral for futures	—	9,450	3,150	—
Foreign currencies at value**	—	—	—	513

Receivables:
Investment securities sold	—	—	148,521	4,527,775
Fund shares sold	578,238	3,777	7,025	255,420
Dividends and interest	274,838	97,298	8,064	164,486
Variation margin receivable	—	105	3	—
Prepaid expenses	58,925	32,109	46,794	35,436
Reimbursement due from manager	27	4,465	27,478	12,806

Total assets	400,229,767	40,967,799	5,909,979	327,004,115

LIABILITIES:
Payable for investment securities purchased	—	—	95,949	4,366,189
Payable for fund shares redeemed	27,119	36,822	—	610,699
Payable upon receipt of securities loaned	—	2,647,498	—	51,726,337
Payable to affiliates	294,052	52,856	5,008	305,977
Payable for trustee fees	2,957	1,420	399	9,153
Other accrued expenses and liabilities	66,006	66,844	22,212	113,001

Total liabilities	390,134	2,805,440	123,568	57,131,356

NET ASSETS	$399,839,633	$38,162,359	$5,786,411	$269,872,759

NET ASSETS WERE COMPRISED OF:
Paid-in capital	229,699,206	74,268,286	5,271,342	576,604,058
Undistributed net investment income (distributions in excess of net investment income or accumulated net investment loss)	(1,164,122)	(29,716)	25,842	(1,141,726)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	24,918,325	(40,458,638)	44,774	(344,735,777)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	146,386,224	4,382,427	444,453	39,146,204

NET ASSETS	$399,839,633	$38,162,359	$5,786,411	$269,872,759

+ Including securities loaned at value	$—	$2,575,625	$—	$50,606,694
* Cost of investments in securities	$248,404,632	$33,545,638	$5,025,841	$230,515,339
** Cost of foreign currencies	$—	$—	$—	$495

See Accompanying Notes to Financial Statements

38

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	Real	Disciplined	Fundamental	LargeCap
	Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

Class A:
Net assets	$159,624,596	$5,635,045	$5,603,248	$85,825,816
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,732,300	492,742	509,810	4,308,744
Net asset value and redemption price per share	$20.64	$11.44	$10.99	$19.92
Maximum offering price per share (5.75%)(1)	$21.90	$12.14	$11.66	$21.14

Class B:
Net assets	$6,600,587	$23,478,353	$59,952	$74,357,451
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	319,059	2,165,101	5,494	3,887,885
Net asset value and redemption price per share(2)	$20.69	$10.84	$10.91	$19.13
Maximum offering price per share	$20.69	$10.84	$10.91	$19.13

Class C:
Net assets	$4,407,836	$9,048,961	$121,396	$40,047,342
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	206,388	834,536	11,118	2,100,436
Net asset value and redemption price per share(2)	$21.36	$10.84	$10.92	$19.07
Maximum offering price per share	$21.36	$10.84	$10.92	$19.07

Class I:
Net assets	$184,267,571	n/a	$1,815	$68,496,147
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	8,491,016	n/a	165	3,303,875
Net asset value and redemption price per share	$21.70	n/a	$11.00	$20.73
Maximum offering price per share	$21.70	n/a	$11.00	$20.73

Class O:
Net assets	$44,939,043	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,178,907	n/a	n/a	n/a
Net asset value and redemption price per share	$20.62	n/a	n/a	n/a
Maximum offering price per share	$20.62	n/a	n/a	n/a

Class Q:
Net assets	n/a	n/a	n/a	$1,146,003
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	55,868
Net asset value and redemption price per share	n/a	n/a	n/a	$20.51
Maximum offering price per share	n/a	n/a	n/a	$20.51

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

39

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$289,001,980	$5,457,498	$143,262,561	$298,324,383
Short-term investments at amortized cost	73,372,935	—	40,639,690	—
Short-term investment in affiliate at amortized cost	—	—	—	5,000,000
Repurchase agreement	11,122,000	—	7,059,000	4,288,000
Cash	346	62,573	539	179

Receivables:
Investment securities sold	5,235,941	48,100	1,618,346	—
Fund shares sold	38,901	—	52,211	59,317
Dividends and interest	151,564	10,787	52,689	702,558
Prepaid expenses	35,523	46,361	28,492	35,451
Reimbursement due from manager	75,623	22,478	28,667	—

Total assets	379,034,813	5,647,797	192,742,195	308,409,888

LIABILITIES:
Payable for investment securities purchased	7,440,786	79,279	2,023,733	—
Payable for fund shares redeemed	724,843	—	429,148	504,789
Payable upon receipt of securities loaned	73,372,935	—	40,639,690	—
Payable to affiliates	434,523	4,808	199,574	279,032
Payable for trustee fees	9,709	390	7,776	8,623
Other accrued expenses and liabilities	330,073	17,713	210,530	143,066

Total liabilities	82,312,869	102,190	43,510,451	935,510

NET ASSETS	$296,721,944	$5,545,607	$149,231,744	$307,474,378

NET ASSETS WERE COMPRISED OF:
Paid-in capital	379,008,675	5,108,502	373,504,290	200,269,810
Undistributed net investment income (accumulated net investment loss)	(1,628,552)	34,574	(857,760)	2,613,922
Accumulated net realized gain (loss) on investments	(117,180,429)	(201,934)	(242,774,464)	28,296,251
Net unrealized appreciation on investments	36,522,250	604,465	19,359,678	76,294,395

NET ASSETS	$296,721,944	$5,545,607	$149,231,744	$307,474,378

+ Including securities loaned at value	$71,753,965	$—	$39,717,713	$—
* Cost of investments in securities	$252,479,730	$4,853,033	$123,902,883	$222,029,988

See Accompanying Notes to Financial Statements

40

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

Class A:
Net assets	$114,733,594	$5,456,793	$83,757,205	$249,113,285
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,327,341	502,697	2,710,563	9,711,326
Net asset value and redemption price per share	$15.66	$10.86	$30.90	$25.65
Maximum offering price per share (5.75%)(1)	$16.62	$11.52	$32.79	$27.21

Class B:
Net assets	$91,788,662	$67,326	$26,571,147	$42,351,001
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,215,015	6,236	949,586	1,684,058
Net asset value and redemption price per share (2)	$14.77	$10.80	$27.98	$25.15
Maximum offering price per share	$14.77	$10.80	$27.98	$25.15

Class C:
Net assets	$81,911,478	$21,488	$35,761,162	$1,814,389
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	5,573,712	1,991	1,280,919	73,205
Net asset value and redemption price per share (2)	$14.70	$10.79	$27.92	$24.79
Maximum offering price per share	$14.70	$10.79	$27.92	$24.79

Class I:
Net assets	$3,425,421	n/a	$2,958,044	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	211,805	n/a	93,649	n/a
Net asset value and redemption price per share	$16.17	n/a	$31.59	n/a
Maximum offering price per share	$16.17	n/a	$31.59	n/a

Class O:
Net assets	n/a	n/a	n/a	$14,195,703
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	555,659
Net asset value and redemption price per share	n/a	n/a	n/a	$25.55
Maximum offering price per share	n/a	n/a	n/a	$25.55

Class Q:
Net assets	$4,862,789	n/a	$184,186	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.01	n/a	$0.01	n/a
Shares outstanding	306,413	n/a	5,901	n/a
Net asset value and redemption price per share	$15.87	n/a	$31.21	n/a
Maximum offering price per share	$15.87	n/a	$31.21	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

41

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$99,302,384	$354,917,201	$82,160,437	$128,922,240
Short-term investments at amortized cost	9,826,640	63,985,533	26,484,414	59,515,424
Repurchase agreement	—	12,109,000	—	—
Cash	1,091,062	311	440,999	3,750,903

Receivables:
Investment securities sold	—	7,598,693	—	259,708
Fund shares sold	1,158,200	68,400	726	1,687,998
Dividends and interest	206,146	830,635	119,102	265,189
Prepaid expenses	27,480	35,506	21,226	24,358
Reimbursement due from manager	—	—	—	9,048

Total assets	111,611,912	439,545,279	109,226,904	194,434,868

LIABILITIES:
Payable for investment securities purchased	1,140,387	7,252,965	—	—
Payable for fund shares redeemed	369,269	459,898	407,711	180,852
Payable upon receipt of securities loaned	—	63,985,533	24,719,658	25,802,088
Payable to affiliates	122,615	300,988	121,364	203,428
Payable for trustee fees	214	32,056	4,281	386
Other accrued expenses and liabilities	37,424	182,700	106,832	34,590

Total liabilities	1,669,909	72,214,140	25,359,846	26,221,344

NET ASSETS	$109,942,003	$367,331,139	$83,867,058	$168,213,524

NET ASSETS WERE COMPRISED OF:
Paid-in capital	97,262,590	333,190,944	91,585,784	144,831,211
Undistributed net investment income (accumulated net investment loss)	384,271	2,199,894	(248,684)	487,641
Accumulated net realized gain (loss) on investments	5,324,815	(28,442,387)	4,440,528	3,931,362
Net unrealized appreciation or depreciation on investments	6,970,327	60,382,688	(11,910,570)	18,963,310

NET ASSETS	$109,942,003	$367,331,139	$83,867,058	$168,213,524

+ Including securities loaned at value	$—	$62,192,955	$23,764,412	$25,237,604
* Cost of investments in securities	$92,332,057	$294,534,513	$94,071,007	$109,958,930

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$76,146,380	$328,786,614	$35,857,103	$119,980,369
Shares authorized	unlimited	80,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,349,541	24,747,551	3,323,026	7,982,653
Net asset value and redemption price per share	$11.99	$13.29	$10.79	$15.03
Maximum offering price per share (5.75%)(1)	$12.72	$14.10	$11.45	$15.95

Class B:
Net assets	$10,381,150	$25,664,731	$22,947,095	$9,971,446
Shares authorized	unlimited	80,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	873,582	1,997,156	2,201,785	669,640
Net asset value and redemption price per share (2)	$11.88	$12.85	$10.42	$14.89
Maximum offering price per share	$11.88	$12.85	$10.42	$14.89

Class C:
Net assets	$15,717,841	$6,410,744	$24,191,263	$38,248,890
Shares authorized	unlimited	20,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,324,076	498,411	2,321,861	2,571,161
Net asset value and redemption price per share (2)	$11.87	$12.86	$10.42	$14.88
Maximum offering price per share	$11.87	$12.86	$10.42	$14.88

Class I:
Net assets	$7,696,632	$2,993,031	$855,847	$12,819
Shares authorized	unlimited	50,000,000	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	640,147	226,392	77,871	851
Net asset value and redemption price per share	$12.02	$13.22	$10.99	$15.06
Maximum offering price per share	$12.02	$13.22	$10.99	$15.06

Class M:
Net assets	n/a	$3,476,019	n/a	n/a
Shares authorized	n/a	5,000,000	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	263,570	n/a	n/a
Net asset value and redemption price per share	n/a	$13.19	n/a	n/a
Maximum offering price per share (3.50%)(3)	n/a	$13.67	n/a	n/a

Class Q:
Net assets	n/a	n/a	$15,750	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	1,463	n/a
Net asset value and redemption price per share	n/a	n/a	$10.77	n/a
Maximum offering price per share	n/a	n/a	$10.77	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

43

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

ASSETS:
Investments in securities at value*	$55,526,274	$63,563,609
Short-term investments at amortized cost	218,970	4,021,443
Cash	327,666	465,804

Receivables:
Investment securities sold	1,527,135	—
Fund shares sold	521	549,287
Dividends and interest	67,245	29,023
Prepaid expenses	24,778	19,995
Reimbursement due from manager	—	11,235

Total assets	57,692,589	68,660,396

LIABILITIES:
Payable for investment securities purchased	—	750,588
Payable for fund shares redeemed	177,015	130,856
Payable to affiliates	83,226	78,329
Payable for trustee fees	5,117	869
Other accrued expenses and liabilities	67,816	18,444

Total liabilities	333,174	979,086

NET ASSETS	$57,359,415	$67,681,310

NET ASSETS WERE COMPRISED OF:
Paid-in capital	71,038,556	60,148,390
Undistributed net investment income (accumulated net investment loss)	(184,097)	57,072
Accumulated net realized gain (loss) on investments	(4,266,194)	1,582,515
Net unrealized appreciation or depreciation on investments	(9,228,850)	5,893,333

NET ASSETS	$57,359,415	$67,681,310

* Cost of investments in securities	$64,755,124	$57,670,276

See Accompanying Notes to Financial Statements

44

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

Class A:
Net assets	$27,388,437	$43,630,087
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	2,540,891	3,295,345
Net asset value and redemption price per share	$10.78	$13.24
Maximum offering price per share (5.75%)(1)	$11.44	$14.05

Class B:
Net assets	$12,881,507	$3,510,989
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,245,086	267,587
Net asset value and redemption price per share(2)	$10.35	$13.12
Maximum offering price per share	$10.35	$13.12

Class C:
Net assets	$17,040,128	$11,482,022
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,649,582	874,870
Net asset value and redemption price per share(2)	$10.33	$13.12
Maximum offering price per share	$10.33	$13.12

Class I:
Net assets	$44,998	$9,058,212
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	4,110	682,087
Net asset value and redemption price per share	$10.95	$13.28
Maximum offering price per share	$10.95	$13.28

Class Q:
Net assets	$4,345	n/a
Shares authorized	unlimited	n/a
Par value	$0.01	n/a
Shares outstanding	395	n/a
Net asset value and redemption price per share	$11.00	n/a
Maximum offering price per share	$11.00	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements

45

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

		ING	ING	ING
	ING	Disciplined	Fundamental	LargeCap
	Real Estate	LargeCap	Research	Growth
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,340,659	$341,275	$41,421	$950,078
Interest	133,322	7,632	7,487	52,228
Securities lending income	—	290	—	28,352

Total investment income	3,473,981	349,197	48,908	1,030,658

EXPENSES:
Investment management fees	1,163,903	132,151	18,841	1,015,565

Distribution and service fees:
Class A	160,168	7,764	6,544	151,597
Class B	28,516	116,721	213	385,093
Class C	18,645	46,187	523	202,345
Class O	43,062	—	—	—
Class Q	—	—	—	1,361

Transfer agent fees:
Class A	43,684	2,860	3,141	63,796
Class B	1,959	12,898	25	56,733
Class C	1,279	5,104	62	29,800
Class I	31,175	—	—	8,367
Class O	3,554	—	—	—
Class Q	—	—	—	117
Administrative and shareholder servicing fees	166,270	32,684	2,691	135,407
Shareholder reporting expense	38,125	11,895	1,076	45,912
Registration fees	39,879	23,230	12,371	28,270
Professional fees	21,348	5,588	5,676	27,525
Custody and accounting expense	22,178	7,320	7,515	20,147
Trustee fees	5,815	524	269	6,832
Offering expense	—	—	88,923	—
Insurance expense	—	—	—	2,795
Miscellaneous expense	8,901	1,986	1,960	7,582
Interest Expense	—	—	—	1,126

Total expenses	1,798,461	406,912	149,830	2,190,370
Net waived and reimbursed fees	—	(27,999)	(115,617)	—
Brokerage commission recapture	(42,415)	—	—	(24,072)

Net expenses	1,756,046	378,913	34,213	2,166,298

Net investment income (loss)	1,717,935	(29,716)	14,695	(1,135,640)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	14,707,998	1,697,778	(40,644)	9,945,584
Foreign currency related transactions	—	—	—	21,767
Futures	—	23,710	15,078	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	14,707,998	1,721,488	(25,566)	9,967,351

Net change in unrealized appreciation or depreciation on:
Investments	64,884,149	2,021,182	441,008	8,075,833
Foreign currency related transactions	—	—	—	18
Futures	—	7,750	4,741	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	64,884,149	2,028,932	445,749	8,075,851

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	79,592,147	3,750,420	420,183	18,043,202

Increase in net assets resulting from operations	$81,310,082	$3,720,704	$434,878	$16,907,562

* Foreign taxes withheld	$—	$—	$191	$28,431

See Accompanying Notes to Financial Statements

46

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING	ING	ING	ING
	MidCap	Opportunistic	SmallCap	Financial
	Opportunities	LargeCap	Opportunities	Services
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$635,296	$32,562	$288,689	$3,232,671
Interest(1)	242,862	168	131,715	146,661
Securities lending income	43,688	—	68,645	—

Total investment income	921,846	32,730	489,049	3,379,332

EXPENSES:
Investment management fees	1,512,368	18,226	723,679	1,101,820

Distribution and service fees:
Class A	172,693	6,435	125,157	407,154
Class B	479,980	232	137,025	249,397
Class C	416,366	68	179,209	7,504
Class O	—	—	—	13,835
Class Q	5,839	—	223	—

Transfer agent fees:
Class A	124,413	3,089	101,622	135,922
Class B	103,620	27	33,423	29,320
Class C	89,963	8	43,659	873
Class I	184	—	546	—
Class O	—	—	—	5,884
Class Q	252	—	35	—
Administrative and shareholder servicing fees	285,420	2,604	140,273	—
Shareholder reporting expense	85,455	1,042	48,014	41,214
Registration fees	29,792	12,471	29,674	28,249
Professional fees	39,498	5,619	17,021	27,220
Custody and accounting expense	22,875	1,781	15,210	21,300
Trustee fees	8,700	260	3,421	3,660
Offering expense	—	89,352	—	—
Miscellaneous expense	13,248	1,763	8,681	11,965

Total expenses	3,390,666	142,977	1,606,872	2,085,317
Net waived and reimbursed fees	(840,268)	(110,197)	(260,063)	(116,592)

Net expenses	2,550,398	32,780	1,346,809	1,968,725

Net investment income (loss)	(1,628,552)	(50)	(857,760)	1,410,607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	9,708,446	(28,983)	12,515,763	14,930,306

Net change in unrealized appreciation or depreciation on:
Investments	(575,277)	451,825	(4,176,685)	12,746,513
Foreign currency related transactions	—	(2)	1	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(575,277)	451,823	(4,176,684)	12,746,513

Net realized and unrealized gain on investments and foreign currency related transactions	9,133,169	422,840	8,339,079	27,676,819

Increase in net assets resulting from operations	$7,504,617	$422,790	$7,481,319	$29,087,426

* Foreign taxes withheld	$—	$56	$—	$—
(1) Affiliated income	$—	$—	$—	$17,827

See Accompanying Notes to Financial Statements

47

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

				ING
	ING		ING	MidCap
	LargeCap	ING	MidCap	Value
	Value	MagnaCap	Value	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$671,130	$4,380,918	$436,234	$487,312
Interest	108,535	185,260	37,563	707,409
Securities lending income	—	54,554	106,372	30,084

Total investment income	779,665	4,620,732	580,169	1,224,805

EXPENSES:
Investment management fees	326,123	1,314,588	417,660	523,101

Distribution and service fees:
Class A	58,902	478,860	48,408	85,682
Class B	44,102	132,756	116,564	39,268
Class C	65,315	32,364	120,375	141,057
Class M	—	12,851	—	—
Class Q	—	—	18	—

Transfer agent fees:
Class A	20,027	141,668	30,642	34,797
Class B	3,748	11,733	18,330	3,960
Class C	5,552	2,848	18,929	14,254
Class I	287	162	703	2
Class M	—	1,349	—	—
Class Q	—	—	9	—
Administrative service fees	36,892	—	43,621	52,310
Shareholder reporting expense	7,686	56,128	1,504	8,879
Registration fees	26,830	42,973	—	26,457
Professional fees	5,124	21,200	3,570	6,514
Custody and accounting expense	6,575	23,620	6,552	11,120
Trustee fees	549	7,035	3,141	707
Insurance expense	—	3,239	—	—
Miscellaneous expense	3,885	8,288	409	3,172
Interest Expense	—	—	170	—

Total expenses	611,597	2,291,662	830,605	951,280
Net waived and reimbursed fees	(2,644)	(159,624)	—	(31,729)
Brokerage commission recapture	(481)	—	(7,085)	(15,212)

Net expenses	608,472	2,132,038	823,520	904,339

Net investment income (loss)	171,193	2,488,694	(243,351)	320,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	3,535,865	8,431,891	(2,701,676)	2,530,834

Net change in unrealized appreciation or depreciation on:
Investments	7,025,780	23,227,438	9,022,658	12,064,726
Foreign currency related transactions	—	(1)	—	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,025,780	23,227,437	9,022,658	12,064,726

Net realized and unrealized gain on investments and foreign currency related transactions	10,561,645	31,659,328	6,320,982	14,595,560

Increase in net assets resulting from operations	$10,732,838	$34,148,022	$6,077,631	$14,916,026

* Foreign taxes withheld	$759	$32,726	$5,620	$12,313

See Accompanying Notes to Financial Statements

48

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

		ING
	ING	SmallCap
	SmallCap	Value
	Value	Choice
	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$298,336	$342,252
Interest	18,681	87,825
Securities lending income	149,326	—

Total investment income	466,343	430,077

EXPENSES:
Investment management fees	301,429	236,233

Distribution and service fees:
Class A	36,563	36,339
Class B	69,121	13,671
Class C	91,276	43,100
Class Q	41	—

Transfer agent fees:
Class A	24,877	15,844
Class B	11,759	1,490
Class C	15,513	4,698
Class I	29	1,637
Class Q	17	—
Administrative service fees	30,705	23,623
Shareholder reporting expense	15,870	4,964
Registration fees	30,244	23,813
Professional fees	7,950	4,634
Custody and accounting expense	5,731	8,128
Trustee fees	2,745	679
Miscellaneous expense	4,905	2,234
Interest Expense	108	—

Total expenses	648,883	421,087
Net waived and reimbursed fees	—	(34,749)
Brokerage commission recapture	(3,776)	(10,442)

Net expenses	645,107	375,896

Net investment income (loss)	(178,764)	54,181

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(2,696,781)	386,280
Net change in unrealized appreciation or depreciation on investments	4,083,426	3,704,779

Net realized and unrealized gain on investments	1,386,645	4,091,059

Increase in net assets resulting from operations	$1,207,881	$4,145,240

* Foreign taxes withheld	$2,061	$—

See Accompanying Notes to Financial Statements

49

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Disciplined
	ING Real Estate Fund		LargeCap Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$1,717,935	$4,054,361	$(29,716)	$(68,813)
Net realized gain on investments and futures	14,707,998	21,963,828	1,721,488	3,482,071
Net change in unrealized appreciation or depreciation on investments and futures	64,884,149	25,113,333	2,028,932	(624,407)

Net increase in net assets resulting from operations	81,310,082	51,131,522	3,720,704	2,788,851

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,490,716)	(2,566,941)	—	(20,068)
Class B	(46,973)	(105,254)	—	—
Class C	(28,782)	(62,864)	—	—
Class I	(2,007,083)	(4,784,572)	—	—
Class O	(403,689)	(599,987)	—	—

Net realized gains:
Class A	—	(5,812,816)	—	—
Class B	—	(302,426)	—	—
Class C	—	(179,433)	—	—
Class I	—	(10,452,149)	—	—
Class O	—	(1,290,330)	—	—

Total distributions	(3,977,243)	(26,156,772)	—	(20,068)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,690,215	115,308,881	2,181,823	4,211,548
Dividends reinvested	3,552,595	23,193,708	—	14,496

	66,242,810	138,502,589	2,181,823	4,226,044
Cost of shares redeemed	(28,376,816)	(101,643,495)	(6,142,058)	(14,571,436)

Net increase (decrease) in net assets resulting from capital share transactions	37,865,994	36,859,094	(3,960,235)	(10,345,392)

Net increase (decrease) in net assets	115,198,833	61,833,844	(239,531)	(7,576,609)

NET ASSETS:
Beginning of period	284,640,800	222,806,956	38,401,890	45,978,499

End of period	$399,839,633	$284,640,800	$38,162,359	$38,401,890

Undistributed net investment income (distributions in excess of net investment income or accumulated net investment loss) at end of period	$(1,164,122)	$1,095,186	$(29,716)	$—

See Accompanying Notes to Financial Statements

50

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Fundamental
	Research Fund		ING LargeCap Growth Fund

	Six Months	December 28,	Six Months
	Ended	2005(1)	Ended	Year Ended
	November 30,	to May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$14,695	$6,990	$(1,135,640)	$(2,410,086)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(25,566)	70,340	9,967,351	36,220,023
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	445,749	(1,296)	8,075,851	(20,867,738)

Net increase in net assets resulting from operations	434,878	76,034	16,907,562	12,942,199

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	186,010	5,165,971	13,771,882	80,221,412
Cost of shares redeemed	(71,627)	(4,855)	(49,584,608)	(114,987,759)

Net increase (decrease) in net assets resulting from capital share transactions	114,383	5,161,116	(35,812,726)	(34,766,347)

Net increase (decrease) in net assets	549,261	5,237,150	(18,905,164)	(21,824,148)

NET ASSETS:
Beginning of period	5,237,150	—	288,777,923	310,602,071

End of period	$5,786,411	$5,237,150	$269,872,759	$288,777,923

Undistributed net investment income (accumulated net investment loss) at end of period	$25,842	$11,147	$(1,141,726)	$(6,086)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

51

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Opportunistic
	ING MidCap Opportunities Fund		LargeCap Fund

	Six Months		Six Months	December 28,
	Ended	Year Ended	Ended	2005(1)
	November 30,	May 31,	November 30,	to May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(1,628,552)	$(4,908,287)	$(50)	$28,546
Net realized gain (loss) on investments	9,708,446	98,754,455	(28,983)	(172,951)
Net change in unrealized appreciation or depreciation on investments and foreign currency transactions	(575,277)	(39,232,338)	451,823	152,642

Net increase in net assets resulting from operations	7,504,617	54,613,830	422,790	8,237

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,945,388	27,209,447	74,311	5,057,154
Cost of shares redeemed	(46,605,430)	(119,727,888)	(16,885)	—

Net increase (decrease) in net assets resulting from capital share transactions	(39,660,042)	(92,518,441)	57,426	5,057,154

Net increase (decrease) in net assets	(32,155,425)	(37,904,611)	480,216	5,065,391

NET ASSETS:
Beginning of period	328,877,369	366,781,980	5,065,391	—

End of period	$296,721,944	$328,877,369	$5,545,607	$5,065,391

Undistributed net investment income (accumulated net investment loss) at end of period	$(1,628,552)	$—	$34,574	$34,624

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

52

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SmallCap
	Opportunities Fund		ING Financial Services Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(857,760)	$(2,652,118)	$1,410,607	$2,194,203
Net realized gain on investments	12,515,763	64,527,257	14,930,306	23,899,698
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(4,176,684)	(28,193,494)	12,746,513	13,832,355

Net increase in net assets resulting from operations	7,481,319	33,681,645	29,087,426	39,926,256

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(1,740,903)
Class B	—	—	—	(73,306)
Class C	—	—	—	(2,732)
Class O	—	—	—	(58,021)

Net realized gains:
Class A	—	—	—	(15,589,580)
Class B	—	—	—	(8,219,594)
Class C	—	—	—	(19,903)
Class O	—	—	—	(461,154)

Total distributions	—	—	—	(26,165,193)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,517,786	29,308,006	34,874,358	61,106,269
Dividends reinvested	—	—	—	19,452,946

	4,517,786	29,308,006	34,874,358	80,559,215
Cost of shares redeemed	(24,859,239)	(95,852,416)	(46,577,534)	(97,577,296)

Net decrease in net assets resulting from capital share transactions	(20,341,453)	(66,544,410)	(11,703,176)	(17,018,081)

Net increase (decrease) in net assets	(12,860,134)	(32,862,765)	17,384,250	(3,257,018)

NET ASSETS:
Beginning of period	162,091,878	194,954,643	290,090,128	293,347,146

End of period	$149,231,744	$162,091,878	$307,474,378	$290,090,128

Undistributed net investment income (accumulated net investment loss) at end of period	$(857,760)	$—	$2,613,922	$1,203,315

See Accompanying Notes to Financial Statements

53

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING LargeCap Value Fund		ING MagnaCap Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income	$171,193	$364,436	$2,488,694	$3,326,910
Net realized gain on investments	3,535,865	2,657,085	8,431,891	49,585,253
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,025,780	258,554	23,227,437	(8,969,892)

Net increase in net assets resulting from operations	10,732,838	3,280,075	34,148,022	43,942,271

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(217,524)	(1,255,160)	(3,246,856)
Class B	—	(4,140)	—	(76,481)
Class C	—	(15,696)	—	(12,808)
Class I	—	(31,556)	(15,644)	(33,945)
Class M	—	—	(2,298)	(20,123)

Net realized gains:
Class A	—	(1,407,656)	—	—
Class B	—	(456,950)	—	—
Class C	—	(667,380)	—	—
Class I	—	(154,947)	—	—

Total distributions	—	(2,955,849)	(1,273,102)	(3,390,213)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,430,594	20,646,122	7,764,231	16,026,134
Proceeds issued in merger	—	—	—	31,483,153
Dividends reinvested	—	2,113,921	1,128,805	2,971,606

	57,430,594	22,760,043	8,893,036	50,480,893
Cost of shares redeemed	(10,252,468)	(15,701,185)	(33,833,788)	(75,383,445)

Net increase (decrease) in net assets resulting from capital share transactions	47,178,126	7,058,858	(24,940,752)	(24,902,552)

Net increase in net assets	57,910,964	7,383,084	7,934,168	15,649,506

NET ASSETS:
Beginning of period	52,031,039	44,647,955	359,396,971	343,747,465

End of period	$109,942,003	$52,031,039	$367,331,139	$359,396,971

Undistributed net investment income at end of period	$384,271	$213,078	$2,199,894	$984,302

See Accompanying Notes to Financial Statements

54

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING MidCap Value Fund		ING MidCap Value Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(243,351)	$(1,339,358)	$320,466	$169,520
Net realized gain (loss) on investments	(2,701,676)	15,293,985	2,530,834	1,729,370
Net change in unrealized appreciation or depreciation on investments	9,022,658	(6,506,322)	12,064,726	6,938,428

Net increase in net assets resulting from operations	6,077,631	7,448,305	14,916,026	8,837,318

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(57,665)
Class B	—	—	—	(1,537)
Class C	—	—	—	(8,035)
Class I	—	—	—	(11,138)

Net realized gains:
Class A	—	(8,934,857)	—	(165,586)
Class B	—	(5,142,799)	—	(35,054)
Class C	—	(5,332,449)	—	(102,919)
Class I	—	(222,814)	—	(23,003)
Class M	—	(2,154)	—	—

Total distributions	—	(19,635,073)	—	(404,937)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,189,376	4,584,580	95,725,468	59,815,178
Dividends reinvested	—	15,883,657	—	286,053

	1,189,376	20,468,237	95,725,468	60,101,231
Cost of shares redeemed	(20,009,820)	(65,362,602)	(10,451,972)	(7,225,859)

Net increase (decrease) in net assets resulting from capital share transactions	(18,820,444)	(44,894,365)	85,273,496	52,875,372

Net increase (decrease) in net assets	(12,742,813)	(57,081,133)	100,189,522	61,307,753

NET ASSETS:
Beginning of period	96,609,871	153,691,004	68,024,002	6,716,249

End of period	$83,867,058	$96,609,871	$168,213,524	$68,024,002

Undistributed net investment income (accumulated net investment loss) at end of period	$(248,684)	$(5,333)	$487,641	$167,175

See Accompanying Notes to Financial Statements

55

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING SmallCap Value
	ING SmallCap Value Fund		Choice Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

FROM OPERATIONS:
Net investment income (loss)	$(178,764)	$(556,600)	$54,181	$(35,021)
Net realized gain (loss) on investments	(2,696,781)	4,953,324	386,280	1,378,067
Net change in unrealized appreciation or depreciation on investments	4,083,426	3,335,087	3,704,779	2,321,540

Net increase in net assets resulting from operations	1,207,881	7,731,811	4,145,240	3,664,586

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(46,978)
Class B	—	—	—	(264)
Class C	—	—	—	(3,505)
Class I	—	—	—	(3,927)

Net realized gains:
Class A	—	(13,147,307)	—	(78,955)
Class B	—	(5,008,132)	—	(8,444)
Class C	—	(7,840,098)	—	(27,492)
Class I	—	(114,787)	—	(4,501)
Class Q	—	(15,523)	—	—

Return of capital:
Class A	—	(76,567)	—	—
Class B	—	(29,167)	—	—
Class C	—	(45,660)	—	—
Class I	—	(669)	—	—
Class O	—	(90)	—	—

Total distributions	—	(26,278,000)	—	(174,066)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,469	5,673,303	36,609,237	28,818,198
Dividends reinvested	—	21,203,110	—	129,190

	247,469	26,876,413	36,609,237	28,947,388
Cost of shares redeemed	(14,493,400)	(85,016,873)	(6,523,343)	(5,071,697)

Net increase (decrease) in net assets resulting from capital share transactions	(14,245,931)	(58,140,460)	30,085,894	23,875,691

Net increase (decrease) in net assets	(13,038,050)	(76,686,649)	34,231,134	27,366,211

NET ASSETS:
Beginning of period	70,397,465	147,084,114	33,450,176	6,083,965

End of period	$57,359,415	$70,397,465	$67,681,310	$33,450,176

Undistributed net investment income (accumulated net investment loss) at end of period	$(184,097)	$(5,333)	$57,072	$2,891

See Accompanying Notes to Financial Statements

56

ING REAL ESTATE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months						December 20,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.42	14.82		12.76		11.06	10.06

Income from investment operations:
Net investment income	$0.08 *	0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$4.36	3.02		3.04		2.29	1.04
Total from investment operations	$4.44	3.22		3.51		2.86	1.20

Less distributions from:
Net investment income	$0.22	0.49		0.50		0.65	0.20
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.22	1.62		1.45		1.16	0.20
Net asset value, end of period	$20.64	16.42		14.82		12.76	11.06

Total Return(2)%	27.23	22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$159,625	102,853		57,799		16,569	982

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.18	1.16		1.15		1.27	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.20	1.20		1.23		1.31	1.45
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.20	1.20		1.15		1.37	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.91	1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

57

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class B

	Six Months						November 20,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.45	14.85		12.78		11.10	10.00

Income from investment operations:
Net investment income	$0.02	0.08†		0.37	*	0.45	0.12
Net realized and unrealized gain on investments	$4.37	3.02		3.05		2.32	1.15
Total from investment operations	$4.39	3.10		3.42		2.77	1.27

Less distributions from:
Net investment income	$0.15	0.37		0.40		0.58	0.17
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.15	1.50		1.35		1.09	0.17
Net asset value, end of period	$20.69	16.45		14.85		12.78	11.10

Total Return(2)%	26.84	21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,601	5,037		3,484		1,990	149

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.93	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.95	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.95	1.95		1.90		2.12	2.30
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.17	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% and 2.16% to 0.61% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

58

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						January 17,
	Ended	Year Ended May 31,					2003(1) to
	November 30,						May 31,
	2006	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.98	15.28		13.11		11.37	9.96

Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$4.51	3.09		3.13		2.40	1.50
Total from investment operations	$4.53	3.20		3.51		2.83	1.49

Less distributions from:
Net investment income	$0.15	0.37		0.39		0.58	0.08
Net realized gain from investments	$—	1.13		0.95		0.51	—
Total distributions	$0.15	1.50		1.34		1.09	0.08
Net asset value, end of period	$21.36	16.98		15.28		13.11	11.37

Total Return(2)%	26.81	21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,408	3,124		2,720		2,708	157

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.93	1.91		1.90		2.02	2.20
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (3)(4)%	1.95	1.95		1.98		2.06	2.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.95	1.95		1.90		2.12	2.30
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.17	0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	17	51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61% on Class C.

See Accompanying Notes to Financial Statements

59

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Six Months						Period
	Ended	Year Ended May 31,					Ended	Year Ended
	November 30,						May 31,	October 31,
	2006	2006		2005		2004	2003(1)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.25	15.49		13.28		11.45	9.98	9.77

Income from investment operations:
Net investment income	$0.12	0.28	*†	0.54	*	0.58	0.20	0.60
Net realized and unrealized gain on investments	$4.57	3.14		3.15		2.43	1.47	0.23
Total from investment operations	$4.69	3.42		3.69		3.01	1.67	0.83

Less distributions from:
Net investment income	$0.24	0.53		0.53		0.67	0.20	0.62
Net realized gain from investments	$—	1.13		0.95		0.51	—	—
Total distributions	$0.24	1.66		1.48		1.18	0.20	0.62
Net asset value, end of period	$21.70	17.25		15.49		13.28	11.45	9.98

Total Return(2)%	27.41	22.98		28.82		27.24	16.95	8.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184,268	144,907		146,499		161,904	125,645	97,331

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.89	0.88		0.90		0.96	1.00	0.98
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	0.92	0.92		0.98		0.96	1.00	0.98
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	0.92	0.92		0.90		1.06	1.19	0.98
Net investment income after expense reimbursement(3)(4)%	1.20	1.68	†	3.70		4.69	4.26	4.29
Portfolio turnover rate %	17	51		91		132	62	106

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68% on Class I.

See Accompanying Notes to Financial Statements

60

ING REAL ESTATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months	Year	September 15,
	Ended	Ended	2004(1) to
	November 30,	May 31,	May 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.40	14.81	13.52

Income from investment operations:
Net investment income	$0.09 *	0.21 †	0.39
Net realized and unrealized gain on investments	$4.35	3.00	2.23
Total from investment operations	$4.44	3.21	2.62

Less distributions from:
Net investment income	$0.22	0.49	0.38
Net realized gain from investments	$—	1.13	0.95
Total distributions	$0.22	1.62	1.33
Net asset value, end of period	$20.62	16.40	14.81

Total Return(2)%	27.29	22.60	20.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,939	28,720	12,305

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.13	1.13	1.15
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.15	1.16	1.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.15	1.16	1.15
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.96	1.36 †	3.32
Portfolio turnover rate %	17	51	91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36% on Class O.

See Accompanying Notes to Financial Statements

61

ING DISCIPLINED LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	9.68	8.82	7.61	8.43	9.87

Income (loss) from investment operations:
Net investment income	$0.03	0.05	0.06	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$1.09	0.63	0.80	1.20	(0.85)	(1.47)
Total from investment operations	$1.12	0.68	0.86	1.21	(0.82)	(1.44)

Less distributions from:
Net investments income	$—	0.04	—	—	—	—
Total distributions	$—	0.04	—	—	—	—
Net asset value, end of period	$11.44	10.32	9.68	8.82	7.61	8.43

Total Return(1)%	10.85	7.02	9.75	15.90	(9.73)	(14.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,635	4,977	5,173	5,362	7,205	9,883

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.36	1.36	1.40	1.53	1.54	1.33
Gross expenses prior to expense reimbursement(3)(4)%	1.55	1.50	1.42	1.53	1.54	1.33
Net investment income (loss) after expense reimbursement(2)(3)%	0.51	0.51	0.60	0.11	0.32	0.12
Portfolio turnover rate %	56	173	154	200	106	149

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.83	9.25	8.49	7.37	8.23	9.70

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.01)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	$1.02	0.61	0.77	1.17	(0.83)	(1.40)
Total from investment operations	$1.01	0.58	0.76	1.12	(0.86)	(1.47)
Net asset value, end of period	$10.84	9.83	9.25	8.49	7.37	8.23

Total Return(1)%	10.27	6.27	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,478	23,954	28,635	32,848	34,358	53,185

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.11	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement(3)%	2.25	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)(3)%	(0.26)	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	56	173	154	200	106	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap.

See Accompanying Notes to Financial Statements

62

ING DISCIPLINED LARGECAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.82	9.25	8.49	7.37	8.23	9.70

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.01)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	$1.03	0.60	0.77	1.18	(0.82)	(1.38)
Total from investment operations	$1.02	0.57	0.76	1.12	(0.86)	(1.47)
Net asset value, end of period	$10.84	9.82	9.25	8.49	7.37	8.23

Total Return(1)%	10.39	6.16	8.95	15.20	(10.45)	(15.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,049	9,471	12,170	15,233	21,478	36,486

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.11	2.11	2.12	2.23	2.24	2.03
Gross expenses prior to expense reimbursement(3)%	2.25	2.20	2.12	2.23	2.24	2.03
Net investment loss after expense reimbursement(2)(3)%	(0.26)	(0.25)	(0.11)	(0.59)	(0.43)	(0.58)
Portfolio turnover rate %	56	173	154	200	106	149

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

63

ING FUNDAMENTAL RESEARCH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B		Class C		Class I

	Six Months		Six Months		Six Months		July 18,
	Ended	December 28,	Ended	February 6,	Ended	April 17,	2006(1) to
	November 30,	2005(1) to	November 30,	2006(1) to	November 30,	2006(1) to	November 30,
	2006	May 31, 2006	2006	May 31, 2006	2006	May 31, 2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.16	10.00	10.12	10.15	10.12	10.31	9.77

Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.01	(0.01)*	(0.02)*	(0.01)*	(0.02)*	0.04 *
Net realized and unrealized gain (loss) on investments	$0.80	0.15	0.80	(0.01)*	0.81	(0.17)	1.19
Total from investment operations	$0.83	0.16	0.79	(0.03)	0.80	(0.19)	1.23
Net asset value, end of period	$10.99	10.16	10.91	10.12	10.92	10.12	11.00

Total Return(2)%	8.17	1.60	7.81	(0.30)	7.91	(1.84)	12.59

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,603	5,136	60	25	121	77	2

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00	2.00	2.00	0.88
Gross expenses prior to expense reimbursement(3)%	5.55	3.74	6.30	4.49	6.30	4.49	5.18
Net investment income (loss) after expense reimbursement(3)(4)%	0.57	0.32	(0.25)	(0.42)	(0.24)	(0.42)	0.99
Portfolio turnover rate %	116	54	116	54	116	54	116

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

64

ING LARGECAP GROWTH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.64	17.88		18.11	14.33	16.59	24.40

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.10	)**	(0.07)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	$1.35	0.86		0.37	3.88	(2.11)	(7.63)
Total from investment operations	$1.28	0.76		0.30	3.78	(2.26)	(7.81)

Less distributions from:
Net investment income	$—	—		0.38	—	—	0.00 *
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.53	—	—	0.00 *
Net asset value, end of period	$19.92	18.64		17.88	18.11	14.33	16.59

Total Return(1)%	6.87	4.25		1.65	26.38	(13.62)	(31.99)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$85,826	95,300		111,208	109,858	40,941	65,642

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	1.43	1.44		1.43	1.42	1.60	1.58
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (2)(3)%	1.45	1.45		1.45	1.45	1.60	1.58
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.45	1.43		1.40	1.61	1.76	1.58
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	(0.67)	(0.55)		(0.49)	(0.82)	(0.96)	(1.12)
Portfolio turnover rate %	42	99		81	142	291	536

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.95	17.33		17.57	13.99	16.30	24.14

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.22	)**	(0.24)	(0.21)	(0.24)	(0.43)
Net realized and unrealized gain (loss) on investments	$1.31	0.84		0.41	3.79	(2.07)	(7.41)
Total from investment operations	$1.18	0.62		0.17	3.58	(2.31)	(7.84)

Less distributions from:
Net investment income	$—	—		0.26	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.41	—	—	—
Net asset value, end of period	$19.13	17.95		17.33	17.57	13.99	16.30

Total Return(1)%	6.57	3.58		0.97	25.59	(14.17)	(32.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$74,357	83,019		106,162	119,658	72,575	116,738

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)(3)%	2.08	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)(3)%	2.10	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.10	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(2)(3)%	(1.32)	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

65

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.90	17.27		17.52	13.95	16.25	24.07

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.22	)*	(0.19)	(0.22)	(0.25)	(0.48)
Net realized and unrealized gain (loss) on investments	$1.30	0.85		0.36	3.79	(2.05)	(7.34)
Total from investment operations	$1.17	0.63		0.17	3.57	(2.30)	(7.82)

Less distributions from:
Net investment income	$—	—		0.27	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.42	—	—	—
Net asset value, end of period	$19.07	17.90		17.27	17.52	13.95	16.25

Total Return(2)%	6.54	3.65		0.92	25.59	(14.15)	(32.49)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,047	43,089		52,355	53,976	31,516	54,048

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.08	2.09		2.08	2.07	2.25	2.23
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	2.10	2.10		2.10	2.09	2.25	2.23
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.10	2.08		2.05	2.26	2.41	2.23
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(1.32)	(1.20)		(1.13)	(1.47)	(1.61)	(1.77)
Portfolio turnover rate %	42	99		81	142	291	536

	Class I

	Six Months						January 8,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$19.35	18.47		18.69	14.71	16.93	21.04

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.01	)*	0.02	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.40	0.89		0.37	4.03	(2.16)	(4.09)
Total from investment operations	$1.38	0.88		0.39	3.98	(2.22)	(4.11)

Less distributions from:
Net investment income	$—	—		0.46	—	—	—
Return of capital	$—	—		0.15	—	—	—
Total distribution	$—	—		0.61	—	—	—
Net asset value, end of period	$20.73	19.35		18.47	18.69	14.71	16.93

Total Return(2)%	7.13	4.76		2.07	27.06	(13.11)	(19.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$68,496	66,319		38,841	36,504	22,156	26,106

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	0.96	0.98		0.97	0.91	1.05	0.96
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	0.98	0.98		0.99	0.94	1.05	0.96
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	0.98	0.97		0.94	1.10	1.21	0.96
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.20)	(0.05)		(0.02)	(0.31)	(0.42)	(0.43)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Commencement of operations

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

66

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$19.17	18.35		18.58	14.66	16.92	24.81

Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07	)*	(0.06)	(0.11)	(0.15)	(0.44)
Net realized and unrealized gain (loss) on investments	$1.38	0.89		0.40	4.03	(2.11)	(7.44)
Total from investment operations	$1.34	0.82		0.34	3.92	(2.26)	(7.88)

Less distributions from:
Net investment income	$—	—		0.42	—	—	0.01
Return of capital	$—	—		0.15	—	—	—
Total distributions	$—	—		0.57	—	—	0.01
Net asset value, end of period	$20.51	19.17		18.35	18.58	14.66	16.92

Total Return(1)%	6.99	4.47		1.81	26.74	(13.36)	(31.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,146	1,051		2,037	6,035	6,178	16,840

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	1.21	1.23		1.22	1.14	1.31	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture (2)(3)%	1.23	1.24		1.24	1.17	1.31	1.21
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.23	1.22		1.19	1.32	1.47	1.21
Net investment loss after expense reimbursement and brokerage commission recapture(2)(3)%	(0.45)	(0.36)		(0.27)	(0.53)	(0.66)	(0.76)
Portfolio turnover rate %	42	99		81	142	291	536

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

67

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.18	13.01		12.06	10.12	11.11	14.58

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.13	)*	(0.16)	(0.06)	(0.12)	(0.17)*
Net realized and unrealized gain (loss) on investments	$0.53	2.30		1.10	2.00	(0.87)	(3.30)
Total from investment operations	$0.48	2.17		0.94	1.94	(0.99)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$15.66	15.18		13.01	12.06	10.12	11.11

Total Return(1)%	3.16	16.68		7.88 †	19.17	(8.91)	(23.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$114,734	122,820		118,668	133,363	44,010	68,106

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.25	1.39		1.64	1.59	1.50	1.77
Gross expenses prior to expense reimbursement/recoupment(3)(4)%	1.84	1.82		1.71	1.70	1.83	1.99
Net investment loss after expense reimbursement/recoupment(2)(3)%	(0.64)	(0.90)		(1.15)	(1.06)	(1.15)	(1.45)
Portfolio turnover rate %	86	103		50	115	345	399

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.37	12.41		11.59	9.80	10.83	14.30

Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.23	)*	(0.27)	(0.06)	(0.20)	(0.25)*
Net realized and unrealized gain (loss) on investments	$0.51	2.19		1.08	1.85	(0.83)	(3.22)
Total from investment operations	$0.40	1.96		0.81	1.79	(1.03)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$14.77	14.37		12.41	11.59	9.80	10.83

Total Return(1)%	2.78	15.79		7.08 †	18.27	(9.51)	(24.27)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,789	107,722		139,100	191,288	43,183	69,621

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.00	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement/recoupment(3)%	2.54	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement/recoupment(2)(3)%	(1.39)	(1.66)		(1.87)	(1.69)	(1.85)	(2.15)
Portfolio turnover rate %	86	103		50	115	345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

68

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.30	12.35		11.53	9.75	10.77	14.24

Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.23	)*	(0.26)	(0.12)	(0.19)	(0.25)*
Net realized and unrealized gain (loss) on investments	$0.50	2.18		1.07	1.90	(0.83)	(3.22)
Total from investment operations	$0.40	1.95		0.81	1.78	(1.02)	(3.47)
Payment by affiliate	$—	—		0.01	—	—	—
Net asset value, end of period	$14.70	14.30		12.35	11.53	9.75	10.77

Total Return(1)%	2.80	15.79		7.11 †	18.26	(9.47)	(24.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$81,911	90,156		101,261	131,461	67,730	100,888

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.00	2.15		2.37	2.29	2.20	2.47
Gross expenses prior to expense reimbursement(3)%	2.54	2.52		2.41	2.40	2.53	2.69
Net investment loss after expense reimbursement(2)(3)%	(1.39)	(1.66)		(1.88)	(1.80)	(1.85)	(2.15)
Portfolio turnover rate %	86	103		50	115	345	399

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.64	13.35	12.33	10.33		11.29	14.73

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.07)	(0.09)	(0.09	)*	(0.11)	(0.11)*
Net realized and unrealized gain (loss) on investments	$0.54	2.36	1.10	2.09		(0.85)	(3.33)
Total from investment operations	$0.53	2.29	1.01	2.00		(0.96)	(3.44)
Payment by affiliate	$—	—	0.01	—		—	—
Net asset value, end of period	$16.17	15.64	13.35	12.33		10.33	11.29

Total Return(1)%	3.39	17.15	8.27 †	19.36		(8.50)	(23.35)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,425	3,376	3,000	2,614		10,844	39,874

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.79	0.97	1.22	1.17		1.09	1.26
Gross expenses prior to expense reimbursement(3)%	1.33	1.34	1.27	1.31		1.41	1.50
Net investment loss after expense reimbursement (2)(3)%	(0.19)	(0.48)	(0.72)	(0.81)		(0.71)	(0.95)
Portfolio turnover rate %	86	103	50	115		345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

69

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.36	13.15	12.17	10.19		11.16	14.63

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.11)	(0.13)	(0.10	)*	(0.09)	(0.17)*
Net realized and unrealized gain (loss) on investments	$0.54	2.32	1.10	2.08		(0.88)	(3.30)
Total from investment operations	$0.51	2.21	0.97	1.98		(0.97)	(3.47)
Payment by affiliate	$—	—	0.01	—		—	—
Net asset value, end of period	$15.87	15.36	13.15	12.17		10.19	11.16

Total Return(1)%	3.32	16.81	8.05 †	19.43		(8.69)	(23.72)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,863	4,805	4,753	4,898		4,886	6,563

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.04	1.22	1.47	1.45		1.33	1.63
Gross expenses prior to expense reimbursement(3)%	1.58	1.60	1.52	1.56		1.66	1.69
Net investment loss after expense reimbursement (2)(3)%	(0.43)	(0.73)	(0.98)	(1.00)		(0.98)	(1.35)
Portfolio turnover rate %	86	103	50	115		345	399

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

70

ING OPPORTUNISTIC LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B		Class C

	Six Months		Six Months		Six Months
	Ended	December 28,	Ended	April 5,	Ended	April 27,
	November 30,	2005(1) to	November 30,	2006(1) to	November 30,	2006(1) to
	2006	May 31, 2006	2006	May 31, 2006	2006	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.02	10.00	10.01	10.65	10.01	10.48

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.06	(0.03)**	(0.01)	(0.03)**	(0.01)
Net realized and unrealized loss on investments	$0.84	(0.04)	0.82	(0.63)	0.81	(0.46)
Total from investment operations	$0.84	0.02	0.79	(0.64)	0.78	(0.47)
Net asset value, end of period	$10.86	10.02	10.80	10.01	10.79	10.01

Total Return(2)%	8.38	0.20	7.89	(6.10)	7.79	(4.58)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,457	5,021	67	35	21	10

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)%	1.25	1.25	2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement (3)%	5.48	3.74	6.23	4.49	6.23	4.54
Net investment income (loss) after expense reimbursement(3)(4)%	0.01	1.32	(0.64)	(0.81)	(0.65)	(0.74)
Portfolio turnover rate %	87	51	87	51	87	51

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

71

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.23	24.37		22.53		18.16	24.04	38.78

Income (loss) from investment operations:
Net investment loss	$(0.13)	(0.31	)*	(0.31	)*	(0.37)	(0.35)	(0.51)*
Net realized and unrealized gain (loss) on investments	$1.80	5.17		2.15		4.74	(5.53)	(13.24)
Total from investment operations	$1.67	4.86		1.84		4.37	(5.88)	(13.75)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$30.90	29.23		24.37		22.53	18.16	24.04

Total Return(1)%	5.71	19.94		8.17		24.06 †	(24.46)	(35.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,757	89,328		93,821		105,890	118,570	183,810

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.50	1.50		1.63		1.74	1.88	1.81
Gross expenses prior to expense reimbursement (2)(3)%	1.86	1.85		1.74		1.74	1.88	1.81
Net investment loss after expense reimbursement(2)%	(0.83)	(1.13)		(1.36)		(1.52)	(1.80)	(1.70)
Portfolio turnover rate %	36	87		62		60	357	427

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$26.57	22.32		20.78		16.87	22.48	36.60

Income (loss) from investment operations:
Net investment loss	$(0.21)*	(0.47	)*	(0.44	)*	(0.50)	(0.48)	(0.68)*
Net realized and unrealized gain (loss) on investments	$1.62	4.72		1.98		4.41	(5.13)	(12.45)
Total from investment operations	$1.41	4.25		1.54		3.91	(5.61)	(13.13)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$27.98	26.57		22.32		20.78	16.87	22.48

Total Return(1)%	5.31	19.04		7.41		23.18 †	(24.96)	(36.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,571	30,678		43,929		77,751	85,465	154,899

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.25	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement (2)%	2.56	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement(2)%	(1.58)	(1.88)		(2.10)		(2.07)	(2.50)	(2.40)
Portfolio turnover rate %	36	87		62		60	357	427

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

72

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$26.51	22.27		20.73		16.83	22.44	36.53

Income (loss) from investment operations:
Net investment loss	$(0.21)*	(0.47	)*	(0.44	)*	(0.49)	(0.49)	(0.67)*
Net realized and unrealized gain (loss) on investments	$1.62	4.71		1.98		4.39	(5.12)	(12.43)
Total from investment operations	$1.41	4.24		1.54		3.90	(5.61)	(13.10)

Less distributions from:
Net realized gain from investments	$—	—		—		—	—	0.99
Total distributions	$—	—		—		—	—	0.99
Net asset value, end of period	$27.92	26.51		22.27		20.73	16.83	22.44

Total Return(1)%	5.32	19.04		7.43		23.17 †	(25.00)	(36.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,761	39,174		43,603		57,140	63,406	119,498

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	2.25	2.25		2.35		2.44	2.58	2.51
Gross expenses prior to expense reimbursement(2)%	2.56	2.55		2.44		2.44	2.58	2.51
Net investment loss after expense reimbursement(2)%	(1.60)	(1.88)		(2.09)		(2.06)	(2.50)	(2.40)
Portfolio turnover rate %	36	87		62		60	357	427

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.82	24.73		22.76	18.27	24.07	39.02

Income (loss) from investment operations:
Net investment loss	$(0.06)*	(0.18	)*	(0.21)	(0.23)	(0.23)	(0.36)*
Net realized and unrealized gain (loss) on investments	$1.83	5.27		2.18	4.72	(5.57)	(13.60)
Total from investment operations	$1.77	5.09		1.97	4.49	(5.80)	(13.96)

Less distributions from:
Net realized gain from investments	$—	—		—	—	—	0.99
Total distributions	$—	—		—	—	—	0.99
Net asset value, end of period	$31.59	29.82		24.73	22.76	18.27	24.07

Total Return(1)%	5.94	20.58		8.66	24.58 †	(24.10)	(36.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,958	2,727		13,359	11,526	8,510	10,700

Ratios to average net assets:
Net expenses after expense reimbursement(2)%	1.04	1.04		1.17	1.31	1.46	1.41
Gross expenses prior to expense reimbursement(2)%	1.35	1.34		1.28	1.31	1.46	1.41
Net investment loss after expense reimbursement (2)%	(0.38)	(0.65)		(0.91)	(1.09)	(1.37)	(1.34)
Portfolio turnover rate %	36	87		62	60	357	423

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

73

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$29.50	24.54		22.64		18.22		24.07	38.81

Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.26	)*	(0.27	)*	(0.29	)*	(0.53)	(0.51)*
Net realized and unrealized gain (loss) on investments	$1.81	5.22		2.17		4.13		(5.32)	(13.24)
Total from investment operations	$1.71	4.96		1.90		4.42		(5.85)	(13.75)

Less distributions from:
Net realized gain from investments	$—	—		—		—		—	0.99
Total distributions	$—	—		—		—		—	0.99
Net asset value, end of period	$31.21	29.50		24.54		22.64		18.22	24.07

Total Return(1)%	5.80	20.21		8.39		24.26	†	(24.30)	(35.83)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184	186		243		463		906	3,651

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.29	1.30		1.45		1.57		1.70	1.66
Gross expenses prior to expense reimbursement(3)%	1.60	1.59		1.56		1.57		1.70	1.66
Net investment loss after expense reimbursement(2)(3)%	(0.63)	(0.93)		(1.19)		(1.36)		(1.62)	(1.62)
Portfolio turnover rate %	36	87		62		60		357	423

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

** Per share data calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

74

ING FINANCIAL SERVICES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$23.23	22.21	22.03	19.24	22.11	23.36

Income (loss) from investment operations:
Net investment income	$0.13	0.23	0.16	0.09	0.12	0.14
Net realized and unrealized gain (loss) on investments	$2.29	3.00	1.58	3.60	(1.78)	1.29
Total from investment operations	$2.42	3.23	1.74	3.69	(1.66)	1.43

Less distributions from:
Net investment income	$—	0.22	0.08	0.08	0.09	0.33
Net realized gain from investments	$—	1.99	1.48	0.82	1.12	2.35
Total distributions	$—	2.21	1.56	0.90	1.21	2.68
Net asset value, end of period	$25.65	23.23	22.21	22.03	19.24	22.11

Total Return(1)%	10.42	14.71	7.97	19.57	(6.98)	7.05

Ratios and Supplemental Data:
Net assets, end of period (millions)	$249	215	183	193	182	231

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.20	1.19	1.17	1.41	1.52	1.48
Gross expenses prior to expense reimbursement(3)%	1.30	1.29	1.27	1.41	1.52	1.48
Net investment income after expense reimbursement(2) (3)%	1.10	0.99	0.69	0.40	0.54	0.54
Portfolio turnover rate %	17	26	27	35	19	43

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$22.86	21.87		21.79	19.12	22.03	23.28

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.05	*	(0.01)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	$2.26	2.95		1.57	3.57	(1.72)	1.29
Total from investment operations	$2.29	3.00		1.56	3.49	(1.79)	1.25

Less distributions from:
Net investment income	$—	0.02		—	—	—	0.15
Net realized gain from investments	$—	1.99		1.48	0.82	1.12	2.35
Total distributions	$—	2.01		1.48	0.82	1.12	2.50
Net asset value, end of period	$25.15	22.86		21.87	21.79	19.12	22.03

Total Return(1)%	10.02	13.81		7.21	18.60	(7.66)	6.22

Ratios and Supplemental Data:
Net assets, end of period (millions)	$42	64		107	127	127	171

Ratios to average net assets:
Expenses(3)%	1.95	1.94		1.92	2.16	2.27	2.23
Net investment income (loss) after expense reimbursement(3)%	0.27	0.21		(0.06)	(0.36)	(0.21)	(0.21)
Portfolio turnover rate %	17	26		27	35	19	43

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

75

ING FINANCIAL SERVICES FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C			Class O

	Six Months		August 24,	Six Months		September 15,
	Ended	Year Ended	2004(1) to	Ended	Year Ended	2004(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,	May 31,
	2006	2006	2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.53	21.78	21.78	23.13	22.15	22.67

Income from investment operations:
Net investment income	$0.05 *	0.08 *	0.09	0.14 *	0.22	0.17
Net realized and unrealized gain on investments	$2.21	2.93	1.49	2.28	3.00	0.92
Total from investment operations	$2.26	3.01	1.58	2.42	3.22	1.09

Less distributions from:
Net investment income	$—	0.27	0.10	—	0.25	0.13
Net realized gain from investments	$—	1.99	1.48	—	1.99	1.48
Total distributions	$—	2.26	1.58	—	2.24	1.61
Net asset value, end of period	$24.79	22.53	21.78	25.55	23.13	22.15

Total Return(2)%	10.03	13.97	7.29	10.46	14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,814	1,311	13	14,196	9,659	3,658

Ratios to average net assets:
Expenses(3)%	1.95	1.94	1.92	1.19	1.19	1.17
Net investment income after expense reimbursement(3)%	0.39	0.35	0.12	1.16	1.03	0.80
Portfolio turnover rate %	17	26	27	17	26	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

76

ING LARGECAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B

	Six Months	Year Ended		February 2,	Six Months	Year Ended			February 2,
	Ended	May 31,		2004(1) to	Ended	May 31,			2004(1) to
	November 30,			May 31,	November 30,				May 31,
	2006	2006	2005	2004	2006	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.31	10.23	9.65	10.00	10.25	10.17	9.63		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.10	0.05	0.01	(0.01)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$1.64	0.64	0.69	(0.36)	1.64	0.63	0.65		(0.37)
Total from investment operations	$1.68	0.74	0.74	(0.35)	1.63	0.66	0.65		(0.37)

Less distributions from:
Net investment income	$—	0.09	0.08	—	—	0.01	0.03		—
Net realized gains on investments	$—	0.57	0.08	—	—	0.57	0.08		—
Total distributions	$—	0.66	0.16	—	—	0.58	0.11		—
Net asset value, end of period	$11.99	10.31	10.23	9.65	11.88	10.25	10.17		9.63

Total Return(2)%	16.29	7.65	7.64	(3.50)	15.90	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$76,146	29,839	22,079	4,729	10,381	7,645	8,447		2,601

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.45	1.45	1.45	1.35	2.20	2.20	2.20		2.10
Gross expenses prior to expense reimbursement(3)%	1.45	1.50	1.94	4.05	2.20	2.25	2.69		4.80
Net investment income (loss) after expense reimbursement(3)(4)%	0.67	1.06	0.93	0.72	(0.10)	0.29	0.17		(0.07)
Portfolio turnover rate %	24	34	47	4	24	34	47		4

	Class C

	Six Months	Year Ended			February 3,
	Ended	May 31,			2004(1) to
	November 30,				May 31,
	2006	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.17	9.63		9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$1.64	0.62	0.65		(0.33)
Total from investment operations	$1.63	0.65	0.65		(0.33)

Less distributions from:
Net investment income	$—	0.01	0.03		—
Net realized gains on investments	$—	0.57	0.08		—
Total distributions	$—	0.58	0.11		—
Net asset value, end of period	$11.87	10.24	10.17		9.63

Total Return(2)%	15.92	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,718	11,566	11,358		3,793

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.20	2.20	2.20		2.11
Gross expenses prior to expense reimbursement(3)%	2.20	2.25	2.69		4.81
Net investment income (loss) after expense reimbursement(3)(4)%	(0.10)	0.29	0.17		(0.03)
Portfolio turnover rate %	24	34	47		4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount is less than $0.005 or $(0.005) per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

77

ING LARGECAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Six Months	Year	August 2,
	Ended	Ended	2004(1) to
	November 30,	May 31,	May 31,
	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	10.24	9.72

Income from investment operations:
Net investment income	$0.06 *	0.14	0.10
Net realized and unrealized gain on investments	$1.64	0.63	0.59
Total from investment operations	$1.70	0.77	0.69

Less distributions from:
Net investment income	$—	0.12	0.09
Net realized gains on investments	$—	0.57	0.08
Total distributions	$—	0.69	0.17
Net asset value, end of period	$12.02	10.32	10.24

Total Return(2)%	16.47	7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,697	2,981	2,764

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.13	1.18	1.16
Gross expenses prior to expense reimbursement(3)%	1.13	1.23	1.65
Net investment income after expense reimbursement(3)(4)%	0.99	1.31	1.22
Portfolio turnover rate %	24	34	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

78

ING MAGNACAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.12	10.81	10.28	8.82	10.11	13.54

Income (loss) from investment operations:
Net investment income	$0.09	0.12	0.12	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	$1.13	1.31	0.54	1.46	(1.32)	(1.53)
Total from investment operations	$1.22	1.43	0.66	1.55	(1.26)	(1.46)

Less distributions from:
Net investment income	$0.05	0.12	0.13	0.09	0.03	0.07
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$0.05	0.12	0.13	0.09	0.03	1.97
Net asset value, end of period	$13.29	12.12	10.81	10.28	8.82	10.11

Total Return(1)%	10.09	13.32	6.48	17.64	(12.46)	(10.96)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$328,787	317,309	293,793	311,087	156,902	211,602

Ratios to average net assets:
Net expenses after expense reimbursements (2)(3)%	1.11	1.09	1.15	1.35	1.45	1.34
Gross expenses prior to expense reimbursements(3)%	1.21	1.19	—	—	—	—
Net investment income after expense reimbursement(2)(3)%	1.47	1.03	1.12	1.10	0.73	0.59
Portfolio turnover rate %	42	80	50	28	110	75

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.73	10.46	9.91	8.48	9.75	13.14

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.04	0.06	0.04	0.00 *	(0.02)
Net realized and unrealized gain (loss) on investments	$1.08	1.25	0.51	1.39	(1.27)	(1.47)
Total from investment operations	$1.12	1.29	0.57	1.43	(1.27)	(1.49)

Less distributions from:
Net investment income	$—	0.02	0.02	—	—	—
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$—	0.02	0.02	—	—	1.90
Net asset value, end of period	$12.85	11.73	10.46	9.91	8.48	9.75

Total Return(1)%	9.55	12.38	5.77	16.86	(13.03)	(11.61)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,665	29,186	36,962	52,812	50,677	79,685

Ratios to average net assets:
Expenses(3)%	1.91	1.89	1.85	2.05	2.15	2.04
Net investment income (loss) after expense reimbursement(2)(3)%	0.64	0.22	0.43	0.35	0.03	(0.11)
Portfolio turnover rate %	42	80	50	28	110	75

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

79

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.74	10.46	9.91	8.48	9.76	13.14

Income (loss) from investment operations:
Net investment income (loss)	$0.04 **	0.03	0.08	0.03	0.00 *	(0.01)
Net realized and unrealized gain (loss) on investments	$1.08	1.27	0.49	1.40	(1.28)	(1.47)
Total from investment operations	$1.12	1.30	0.57	1.43	(1.28)	(1.48)

Less distributions from:
Net investment income	$—	0.02	0.02	—	—	—
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$—	0.02	0.02	—	—	1.90
Net asset value, end of period	$12.86	11.74	10.46	9.91	8.48	9.76

Total Return(2)%	9.54	12.45	5.77	16.86	(13.11)	(11.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,411	6,657	6,490	11,502	8,291	9,693

Ratios to average net assets:
Expenses(3)%	1.91	1.89	1.85	2.05	2.15	2.04
Net investment income (loss) after expense reimbursement(2)(3)%	0.65	0.22	0.43	0.36	0.03	(0.11)
Portfolio turnover rate %	42	80	50	28	110	75

	Class I

	Six Months				March 5,
	Ended	Year Ended May 31,			2003(1) to
	November 30,				May 31,
	2006	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.07	10.76	10.27	8.82	7.55

Income from investment operations:
Net investment income	$0.11	0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$1.11	1.31	0.53	1.44	1.26
Total from investment operations	$1.22	1.46	0.69	1.59	1.27

Less distributions from:
Net investment income	$0.07	0.15	0.20	0.14	—
Total distributions	$0.07	0.15	0.20	0.14	—
Net asset value, end of period	$13.22	12.07	10.76	10.27	8.82

Total Return(2)%	10.15	13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,993	2,713	2,454	8	7

Ratios to average net assets:
Expenses(3)%	0.84	0.82	0.80	0.88	0.92
Net investment income after expense reimbursement (2)(3)%	1.75	1.28	1.47	1.55	2.06
Portfolio turnover rate %	42	80	50	28	110

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

80

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class M

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.03	10.73	10.16	8.68	9.96	13.36

Income (loss) from investment operations:
Net investment income	$0.06	0.07	0.09	0.08	0.03	0.02
Net realized and unrealized gain (loss) on investments	$1.11	1.29	0.52	1.41	(1.31)	(1.50)
Total from investment operations	$1.17	1.36	0.61	1.49	(1.28)	(1.48)

Less distributions from:
Net investment income	$0.01	0.06	0.04	0.01	—	0.02
Net realized gain from investments	$—	—	—	—	—	1.90
Total distributions	$0.01	0.06	0.04	0.01	—	1.92
Net asset value, end of period	$13.19	12.03	10.73	10.16	8.68	9.96

Total Return(1)%	9.72	12.73	6.01	17.13	(12.85)	(11.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,476	3,533	4,048	5,270	7,445	12,074

Ratios to average net assets:
Expenses(2)%	1.66	1.59	1.60	1.80	1.90	1.79
Net investment income(2)%	0.92	0.52	0.67	0.55	0.28	0.14
Portfolio turnover rate %	42	80	50	28	110	75

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

81

ING MIDCAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months						February 1,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.98	11.02		11.53	8.36	10.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.07	)**	(0.04)	(0.02)	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.82	0.78		0.41	3.19	(1.77)	0.28
Total from investment operations	$0.81	0.71		0.37	3.17	(1.77)	0.28

Less distributions from:
Net investment income	$—	—		—	—	0.04	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.15	—
Net asset value, end of period	$10.79	9.98		11.02	11.53	8.36	10.28

Total Return(2)%	8.12	7.35		3.13	37.92	(16.94)	2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,857	43,356		71,136	58,631	15,026	25,325

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.49	1.63		1.63	1.75	1.75	1.61
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.50	1.63		1.63	1.75	1.75	1.61
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.50	1.63		1.53	1.62	2.17	3.05
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.16)	(0.67)		(0.35)	(0.18)	(0.10)	0.04
Portfolio turnover rate %	15	42		79	70	72	13

	Class B

	Six Months						February 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.68	10.81		11.41	8.34	10.27	9.87

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.15	)**	(0.12)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.79	0.77		0.40	3.14	(1.75)	0.41
Total from investment operations	$0.74	0.62		0.28	3.07	(1.81)	0.40

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.12	—
Net asset value, end of period	$10.42	9.68		10.81	11.41	8.34	10.27

Total Return(2)%	7.64	6.60		2.35	36.81	(17.40)	4.05

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,947	25,825		38,071	34,856	12,205	11,656

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.24	2.38		2.38	2.50	2.50	2.36
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.38		2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.25	2.38		2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.90)	(1.42)		(1.09)	(0.95)	(0.82)	(0.71)
Portfolio turnover rate %	15	42		79	70	72	13

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

82

ING MIDCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						February 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.68	10.81		11.40	8.34	10.26	9.87

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.15	)*	(0.12)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.79	0.77		0.41	3.13	(1.75)	0.40
Total from investment operations	$0.74	0.62		0.29	3.06	(1.80)	0.39

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	1.75		0.88	—	0.11	—
Total distributions	$—	1.75		0.88	—	0.12	—
Net asset value, end of period	$10.42	9.68		10.81	11.40	8.34	10.26

Total Return(2)%	7.64	6.62		2.44	36.69	(17.32)	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,191	25,996		42,426	31,982	12,034	9,731

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	2.24	2.38		2.38	2.50	2.50	2.36
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.38		2.38	2.50	2.50	2.36
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.25	2.38		2.28	2.37	2.92	3.80
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.90)	(1.42)		(1.09)	(0.94)	(0.81)	(0.71)
Portfolio turnover rate %	15	42		79	70	72	13

	Class I

	Six Months						March 4,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.15	11.16	11.61	8.39		10.30	10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.05)	(0.01)	0.01	*	0.01	0.01
Net realized and unrealized gain (loss) on investments	$0.83	0.79	0.44	3.21		(1.74)	0.09
Total from investment operations	$0.84	0.74	0.43	3.22		(1.73)	0.10

Less distributions from:
Net investment income	$—	—	—	—		0.07	—
Net realized gain from investments	$—	1.75	0.88	—		0.11	—
Total distributions	$—	1.75	0.88	—		0.18	—
Net asset value, end of period	$10.99	10.15	11.16	11.61		8.39	10.30

Total Return(2)%	8.28	7.55	3.64	38.38		(16.35)	0.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$856	1,418	2,037	2,157		197	71

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.24	1.38	1.36	1.46		1.28	1.24
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.25	1.38	1.36	1.46		1.28	1.24
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.25	1.38	1.26	1.34		1.70	2.60
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.15	(0.42)	(0.05)	0.22		0.46	0.38
Portfolio turnover rate %	15	42	79	70		72	133

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

83

ING MIDCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months						April 17,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.96	11.00	11.54	8.36		10.28	10.52

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.07)	(0.07)	(0.02	)**	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.82	0.78	0.41	3.20		(1.75)	(0.24)
Total from investment operations	$0.81	0.71	0.34	3.18		(1.75)	(0.24)

Less distributions from:
Net investment income	$—	—	—	—		0.06	—
Net realized gain from investments	$—	1.75	0.88	—		0.11	—
Total distributions	$—	1.75	0.88	—		0.17	—
Net asset value, end of period	$10.77	9.96	11.00	11.54		8.36	10.28

Total Return(2)%	8.13	7.37	2.85	38.04		(16.62)	(2.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16	15	20	20		14	11

Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.49	1.61	1.63	1.67		1.54	1.52
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture (3)(4)%	1.50	1.61	1.63	1.67		1.54	1.52
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.50	1.61	1.53	1.54		1.96	2.28
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	(0.11)	(0.63)	(0.65)	(0.16)		0.14	0.43
Portfolio turnover rate %	15	42	79	70		72	13

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

84

ING MIDCAP VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B

	Six Months	Year	February 1,	Six Months	Year	February 1,
	Ended	Ended	2005(1) to	Ended	Ended	2005(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,	May 31,
	2006	2006	2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.43	9.97	10.00	13.35	9.95	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.06 **	0.10 **	0.00 *	0.01 **	0.00 **	(0.01)
Net realized and unrealized income (loss) on investments	$1.54	3.51	(0.03)	1.53	3.52	(0.04)
Total from investment operations	$1.60	3.61	(0.03)	1.54	3.52	(0.05)

Less distributions from:
Net investment income	$—	0.04	—	—	0.01	—
Net realized gain from investments	$—	0.11	—	—	0.11	—
Total distributions	$—	0.15	—	—	0.12	—
Net asset value, end of period	$15.03	13.43	9.97	14.89	13.35	9.95

Total Return(2)%	11.91	36.48	(0.30)	11.54	35.54	(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$119,980	39,931	3,598	9,971	6,538	1,107

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.47	1.50	1.50	2.22	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50	1.51	1.50	2.25	2.26	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.56	1.86	4.95	2.31	2.61	5.70
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.89	0.84	0.23	0.08	0.05	(0.48)
Portfolio turnover rate %	17	27	10	17	27	10

	Class C				Class I

	Six Months	Year	February 7,		Six Months	September 16,
	Ended	Ended	2005(1) to		Ended	2005(1) to
	November 30,	May 31,	May 31,		November 30,	May 31,
	2006	2006	2005		2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.34	9.94	9.94		13.43	11.18

Income (loss) from investment operations:
Net investment income (loss)	$0.01 **	0.01 **	(0.00	)*	0.08 **	0.14 **
Net realized and unrealized income on investments	$1.53	3.51	0.00	*	1.55	2.28
Total from investment operations	$1.54	3.52	0.00	*	1.63	2.42

Less distributions from:
Net investment income	$—	0.01	—		—	0.06
Net realized gain from investments	$—	0.11	—		—	0.11
Total distributions	$—	0.12	—		—	0.17
Net asset value, end of period	$14.88	13.34	9.94		15.06	13.43

Total Return(2)%	11.54	35.62	0.00	*	12.14	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,249	21,549	2,012		13	6

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.22	2.25	2.25		1.16	1.61
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25	2.26	5.70		1.19	1.63
Gross expenses prior to expense reimbursement and brokerage commission recapture (3)%	2.31	2.61	5.70		1.25	2.11
Net investment income (loss) after expense reimbursement and brokerage commission recapture (3)(4)%	0.10	0.05	(0.42)		1.14	1.58
Portfolio turnover rate %	17	27	10		17	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount is less than $0.005 or $(0.005) per share or 0.005%.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

85

ING SMALLCAP VALUE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months					February 1,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.44	12.89	13.53	9.44	10.62	10.00

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.02)	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.35	0.78	0.27	4.88	(1.00)	0.63
Total from investment operations	$0.34	0.75	0.25	4.83	(1.05)	0.62

Less distributions from:
Net investment income	$—	—	—	—	0.04	—
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.13	—
Net asset value, end of period	$10.78	10.44	12.89	13.53	9.44	10.62

Total Return(2)%	3.26	6.51	1.67	52.83	(9.83)	6.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,388	33,543	79,748	45,609	12,280	18,435

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.71	1.62	1.66	1.75	1.75	1.62
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.72	1.62	1.66	1.75	1.75	1.62
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.72	1.62	1.53	1.66	2.17	3.65
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.19)	(0.14)	(0.20)	(0.67)	(0.54)	(0.39)
Portfolio turnover rate %	7	28	76	57	54	12

	Class B

	Six Months					February 4,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.06	12.61	13.36	9.39	10.60	9.85

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.12)	(0.12)	(0.13)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.34	0.77	0.26	4.84	(1.01)	0.77
Total from investment operations	$0.29	0.65	0.14	4.71	(1.12)	0.75

Less distributions from:
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.09	—
Net asset value, end of period	$10.35	10.06	12.61	13.36	9.39	10.60

Total Return(2)%	2.88	5.79	0.84	51.80	(10.53)	7.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,882	15,953	24,540	19,815	8,233	7,889

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.46	2.37	2.41	2.50	2.50	2.37
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.47	2.37	2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.47	2.37	2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.94)	(0.89)	(0.97)	(1.37)	(1.29)	(1.14)
Portfolio turnover rate %	7	28	76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

86

ING SMALLCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months						February 7,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.05	12.60		13.35	9.38	10.60	9.76

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.11	)**	(0.11)	(0.12)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.33	0.76		0.25	4.83	(1.02)	0.85
Total from investment operations	$0.28	0.65		0.14	4.71	(1.12)	0.84

Less distributions from:
Net investment income	$—	—		—	—	0.01	—
Net realized gain from investments	$—	3.18		0.89	0.74	0.09	—
Return of capital	$—	0.02		—	—	—	—
Total distributions	$—	3.20		0.89	0.74	0.10	—
Net asset value, end of period	$10.33	10.05		12.60	13.35	9.38	10.60

Total Return(2)%	2.79	5.82		0.84	51.86	(10.55)	8.61

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,040	20,802		42,276	28,906	11,241	8,468

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.46	2.37		2.41	2.50	2.50	2.37
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.47	2.37		2.41	2.50	2.50	2.37
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.47	2.37		2.28	2.41	2.92	4.40
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.94)	(0.89)		(0.96)	(1.35)	(1.28)	(1.14)
Portfolio turnover rate %	7	28		76	57	54	12

	Class I

	Six Months						March 7,
	Ended	Year Ended May 31,					2002(1) to
	November 30,						May 31,
	2006	2006		2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.59	12.99		13.60	9.44	10.63	10.32

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.01	**	0.01	(0.04)	(0.05)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.35	0.79		0.27	4.94	(0.97)	0.31
Total from investment operations	$0.36	0.80		0.28	4.90	(1.02)	0.31

Less distributions from:
Net investment income	$—	—		—	—	0.08	—
Net realized gain from investments	$—	3.18		0.89	0.74	0.09	—
Return of capital	$—	0.02		—	—	—	—
Total distributions	$—	3.20		0.89	0.74	0.17	—
Net asset value, end of period	$10.95	10.59		12.99	13.60	9.44	10.63

Total Return(2)%	3.40	6.89		1.89	53.60	(9.49)	3.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45	64		456	481	222	26

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.39	1.37		1.35	1.43	1.32	1.23
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.40	1.37		1.35	1.43	1.32	1.23
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.40	1.37		1.22	1.35	1.73	2.78
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.12	0.10		0.08	(0.37)	(0.13)	0.17
Portfolio turnover rate %	7	28		76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

87

ING SMALLCAP VALUE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

	Six Months					April 30,
	Ended	Year Ended May 31,				2002(1) to
	November 30,					May 31,
	2006	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.65	13.07	13.71	9.53	10.63	11.01

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)**	(0.02)	(0.02)	(0.01)	0.33	0.00 *
Net realized and unrealized gain (loss) on investments	$0.36	0.80	0.27	4.93	(1.34)	(0.38)
Total from investment operations	$0.35	0.78	0.25	4.92	(1.01)	(0.38)

Less distributions from:
Net realized gain from investments	$—	3.18	0.89	0.74	0.09	—
Return of capital	$—	0.02	—	—	—	—
Total distributions	$—	3.20	0.89	0.74	0.09	—
Net asset value, end of period	$11.00	10.65	13.07	13.71	9.53	10.63

Total Return(2)%	3.29	6.69	1.65	53.29	(9.47)	(3.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4	36	64	58	1	8

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.64	1.62	1.60	1.52	1.35	1.42
Net expense after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.65	1.62	1.60	1.52	1.35	1.42
Gross expenses prior to expense reimbursement/recoupment(3)%	1.65	1.62	1.47	1.52	1.73	2.42
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.21)	(0.13)	(0.16)	(1.03)	(0.32)	0.00
Portfolio turnover rate %	7	28	76	57	54	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount represents less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

88

ING SMALLCAP VALUE CHOICE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B

	Six Months	Year		February 1,	Six Months	Year	February 1,
	Ended	Ended		2005(1) to	Ended	Ended	2005(1) to
	November 30,	May 31,		May 31,	November 30,	May 31,	May 31,
	2006	2006		2005	2006	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.48	9.57		10.00	12.41	9.55	10.00

Income (loss) from investment operations:
Net investment loss	$0.02 **	(0.00	)* **	(0.00)*	(0.02)	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.74	3.04		(0.43)	0.73	3.02	(0.44)
Total from investment operations	$0.76	3.04		(0.43)	0.71	2.94	(0.45)

Less distributions from:
Net investment income	$—	0.05		—	—	(0.00)*	—
Net realized gain from investments	$—	0.08		—	—	0.08	—
Total distributions	$—	0.13		—	—	0.08	—
Net asset value, end of period	$13.24	12.48		9.57	13.12	12.41	9.55

Total Return(2)%	6.09	31.90		(4.30)	5.72	30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,630	21,127		3,976	3,511	2,187	591

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.46	1.50		1.50	2.21	2.25	2.25
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	1.50	1.54		1.50	2.25	2.29	2.25
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.65	2.14		4.73	2.40	2.87	5.48
Net investment loss after expense reimbursement(3)(4)%	0.35	(0.01)		(0.18)	(0.36)	(0.75)	(0.93)
Portfolio turnover rate %	6	36		14	6	36	14

	Class C			Class I

	Six Months	Year	February 2,	Six Months	June 9,
	Ended	Ended	2005(1) to	Ended	2005(1) to
	November 30,	May 31,	May 31,	November 30,	May 31,
	2006	2006	2005	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42	9.56	10.05	12.50	9.80

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.08)	(0.01)	0.04 **	0.05 **
Net realized and unrealized gain (loss) on investments	$0.72	3.03	(0.48)	0.74	2.80
Total from investment operations	$0.70	2.95	(0.49)	0.78	2.65

Less distributions from:
Net investment income	$—	0.01	—	—	0.07
Net realized gain from investments	$—	0.08	—	—	0.08
Total distributions	$—	0.09	—	—	0.15
Net asset value, end of period	$13.12	12.42	9.56	13.28	12.50

Total Return(2)%	5.64	30.97	(4.88)	6.24	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,482	6,803	1,517	9,058	3,333

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.21	2.25	2.25	1.15	1.11
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	2.25	2.29	2.25	1.19	1.15
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.40	2.87	5.48	1.34	1.75
Net investment income (loss) after expense reimbursement(3)(4)%	(0.36)	(0.75)	(0.91)	0.70	0.42
Portfolio turnover rate %	6	36	14	6	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share.

** Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

89

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET”) and ING Investment Funds, Inc. (“IIF”), both organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-seven separate series. Thirteen of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Disciplined LargeCap Fund (“Disciplined LargeCap”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING MidCap Value Fund (“MidCap Value”), ING MidCap Value Choice Fund (“MidCap Value Choice”), ING SmallCap Value Fund (“SmallCap Value”) and ING SmallCap Value Choice Fund (“SmallCap Value Choice”). IIF is a Maryland Corporation organized on July 7, 1969 with one Series, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally results from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

MidCap Value and SmallCap Value are each closed to new investments except for shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected MidCap Value and SmallCap Value as an investment option prior to December 31, 2004; (3) by shareholders participating in mutual fund wrap fee programs who were invested in MidCap Value and SmallCap Value prior to December 31, 2004; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Adviser and Sub-Adviser based on their assessment of a Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to MidCap Value and SmallCap Value; and (5) by employees of the Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. MidCap Value and SmallCap Value may reopen in the future.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating

90

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the

91

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to
92

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually

Disciplined LargeCap
Fundamental Research
LargeCap Growth
MidCap Opportunities
Opportunistic LargeCap
SmallCap Opportunities
Financial Services
LargeCap Value
MidCap Value
MidCap Value Choice
SmallCap Value
SmallCap Value Choice	MagnaCap Quarterly Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral,

93

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, except MagnaCap, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services and MagnaCap, may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund, except MagnaCap, may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except MagnaCap and Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities

94

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Real Estate	$92,284,946	$55,796,568
Disciplined LargeCap	20,961,835	25,035,124
Fundamental Research	5,962,738	5,825,345
LargeCap Growth	113,622,597	149,299,744
MidCap Opportunities	253,763,145	287,312,893
Opportunistic LargeCap	4,542,018	4,426,134
SmallCap Opportunities	53,307,974	76,052,870
Financial Services	48,298,175	63,558,675
LargeCap Value	54,523,886	16,632,859
MagnaCap	147,645,965	179,263,385
MidCap Value	13,194,467	33,342,762
MidCap Value Choice	65,840,206	14,677,070
SmallCap Value	4,250,359	20,498,315
SmallCap Value Choice	31,220,164	2,758,035

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets

Real Estate	0.70%
Disciplined LargeCap	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% thereafter
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% thereafter
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
MidCap Value	1.00% on first $50 million; and 0.90% thereafter
MidCap Value Choice	1.00%
SmallCap Value	1.00% on first $50 million; and 0.90% thereafter
SmallCap Value Choice	1.00%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Disciplined LargeCap, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap pursuant to sub-Advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-Advisory agreement between the Investment Adviser and INGCRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value, MidCap Value and SmallCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-Advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to SmallCap Value Choice pursuant to a

95

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

sub-advisory agreement between the Investment Adviser and NWQ.

Tradewinds NWQ Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to MidCap Value Choice, pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Investment Adviser, ING IM, INGCRES, IFS and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

Effective November 1, 2006, all ING Funds sub-advised by ING IM will be permitted to invest end-of-day cash balances into affiliated ING money market funds, including ING Institutional Prime Money Market Fund. The investment management fee equivalent to 0.08% will be waived at the investment level of the ING Funds using ING Prime Institutional Money Market Fund. As of November 30, 2006, Financial Services has waived $263.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class M	Class O	Class Q

Real Estate	0.25%	1.00%	N/A	0.25%	0.25%
Disciplined LargeCap(1)	0.30%	1.00%	N/A	N/A	N/A
Fundamental Research	0.25%	1.00%	N/A	N/A	N/A
LargeCap Growth	0.35%	1.00%	N/A	N/A	0.25%
MidCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Opportunistic LargeCap	0.25%	1.00%	N/A	N/A	N/A
SmallCap Opportunities(1)	0.30%	1.00%	N/A	N/A	0.25%
Financial Services(1)	0.35%	1.00%	N/A	0.25%	N/A
LargeCap Value	0.25%	1.00%	N/A	N/A	N/A
MagnaCap(2)	0.30%	1.00%	0.75%	N/A	N/A
MidCap Value	0.25%	1.00%	N/A	N/A	0.25%
MidCap Value Choice	0.25%	1.00%	N/A	N/A	N/A
SmallCap Value	0.25%	1.00%	N/A	N/A	0.25%
SmallCap Value Choice	0.25%	1.00%	N/A	N/A	N/A

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2007. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities. The fee waiver is for the period beginning January 1, 2006 through December 31, 2007.

(2)	MagnaCap Class A paid only 0.19% in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the six months

96

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

ended November 30, 2006, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C	Class M
Initial Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$8,182	N/A	N/A	N/A
Disciplined LargeCap	958	N/A	N/A	N/A
Fundamental Research	16	N/A	N/A	N/A
LargeCap Growth	15,137	N/A	N/A	N/A
MidCap Opportunities	2,165	N/A	N/A	N/A
SmallCap Opportunities	1,242	N/A	N/A	N/A
Financial Services	8,978	N/A	N/A	N/A
LargeCap Value	18,503	N/A	N/A	N/A
MagnaCap	2,670	N/A	N/A	$87
MidCap Value	30	N/A	N/A	N/A
MidCap Value Choice	29,259	N/A	N/A	N/A
SmallCap Value Choice	10,412	N/A	N/A	N/A

	Class A	Class B	Class C	Class M
Contingent Deferred Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$—	N/A	$663	N/A
Disciplined LargeCap	—	N/A	86	N/A
LargeCap Growth	9,651	N/A	1,519	N/A
MidCap Opportunities	—	N/A	268	N/A
SmallCap Opportunities	107	N/A	522	N/A
Financial Services	31	N/A	750	N/A
LargeCap Value	7,320	N/A	326	N/A
MagnaCap	—	N/A	131	N/A
MidCap Value	5,293	N/A	222	N/A
MidCap Value Choice	—	N/A	3,505	N/A
SmallCap Value	4,225	N/A	—	N/A
SmallCap Value Choice	—	N/A	2,033	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
	Management	Administrative	Distribution	Waivers &
	Fees	Fees	Fees	Reimbursements	Total

Real Estate	$215,542	$30,791	$47,719	$—	$294,052
Disciplined LargeCap	21,887	3,127	27,842	—	52,856
Fundamental Research	3,269	467	1,272	—	5,008
LargeCap Growth	165,254	22,034	118,689	—	305,977
MidCap Opportunities	243,173	24,317	167,033	—	434,523
Opportunistic LargeCap	3,171	453	1,184	—	4,808
SmallCap Opportunities	118,710	12,277	68,587	—	199,574
Financial Services	188,227	—	90,805	—	279,032
LargeCap Value	77,062	8,824	36,392	337	122,615
MagnaCap	219,098	—	81,890	—	300,988
MidCap Value	67,565	7,050	46,749	—	121,364
MidCap Value Choice	129,823	12,982	60,623	—	203,428
SmallCap Value	47,458	4,816	30,952	—	83,226
SmallCap Value Choice	53,001	5,300	20,028	—	78,329

At November 30, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Real Estate (31.33)%; Fundamental Research (95.07)%; and Opportunistic LargeCap (97.86)%.

ING National Trust — Real Estate (13.50)%; and LargeCap Growth (24.85)%.

ING USA Annuity and Life Insurance Company — Fundamental Research (30.00)%.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2006, the Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Transfer
Agent Fees

SmallCap Opportunities	$75,135

Accrued Postage
Fees

SmallCap Value	$16,986

Accrued Printing
Fees

Real Estate	$27,908

97

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
Fundamental Research	1.25%	2.00%	2.00%	1.00%	N/A	N/A
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	N/A	1.35%
MidCap Opportunities(1)(2)	1.75%	2.45%	2.45%	1.45%	N/A	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	N/A	N/A
LargeCap Value	1.45%	2.20%	2.20%	1.20%	N/A	N/A
MidCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
MidCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A
SmallCap Value	1.75%	2.50%	2.50%	1.50%	N/A	1.75%
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Disciplined LargeCap, MidCap Opportunities and SmallCap Opportunities through at least December 31, 2007. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q

Disciplined LargeCap	1.36%	2.11%	2.11%	N/A	N/A
MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. For Disciplined LargeCap and SmallCap Opportunities, the Funds will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Effective January 1, 2005 through December 31, 2005, pursuant to a side agreement, ING Investments lowered the expense limits for Disciplined Large Cap, MidCap Opportunities and SmallCap Opportunities, as follows:

	Class A	Class B	Class C	Class I	Class Q

Disciplined Large Cap	1.36%	2.11%	2.11%	1.11%	N/A
MidCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2006, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,

	2007	2008	2009	Total

Disciplined LargeCap	$—	$28,822	$38,833	$67,655
Fundamental Research	—	—	169,946	169,946
LargeCap Growth	82,149	—	—	82,149
Opportunistic LargeCap	—	—	164,407	164,407
LargeCap Value	145,120	65,917	15,487	226,524
MidCap Value Choice	—	114,069	66,178	180,247
SmallCap Value Choice	—	108,508	63,738	172,246

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended November 30, 2006:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized

LargeCap Growth	5	$1,500,000	5.48%
MidCap Value	1	$1,020,000	6.09%
SmallCap Value	2	$325,000	6.09%

98

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Real Estate (Number of Shares)
Shares sold	1,646,591	2,875,437	44,353	126,848	34,791	76,070
Dividends reinvested	81,760	529,472	2,315	23,838	1,273	13,589
Shares redeemed	(260,488)	(1,039,591)	(33,755)	(79,077)	(13,677)	(83,667)

Net increase in shares outstanding	1,467,863	2,365,318	12,913	71,609	22,387	5,992

Real Estate ($)
Shares sold	$30,245,809	$46,599,231	$823,754	$2,047,010	$659,388	$1,300,645
Dividends reinvested	1,474,117	8,265,193	41,798	372,014	23,745	218,707
Shares redeemed	(4,763,160)	(16,705,118)	(619,434)	(1,283,419)	(260,424)	(1,400,270)

Net increase	$26,956,766	$38,159,306	$246,118	$1,135,605	$422,709	$119,082

	Class I		Class O

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Real Estate (Number of Shares)
Shares sold	777,132	2,306,972	854,572	1,642,568
Dividends reinvested	86,606	767,164	20,808	114,187
Shares redeemed	(775,042)	(4,127,596)	(447,575)	(836,522)

Net increase (decrease) in shares outstanding	88,696	(1,053,460)	427,805	920,233

Real Estate ($)
Shares sold	$15,119,228	$38,620,833	$15,842,036	$26,741,162
Dividends reinvested	1,638,158	12,555,053	374,777	1,782,741
Shares redeemed	(14,642,561)	(68,813,973)	(8,091,237)	(13,440,715)

Net increase (decrease)	$2,114,825	$(17,638,087)	$8,125,576	$15,083,188

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Disciplined LargeCap (Number of Shares)
Shares sold	99,160	126,622	93,868	258,014	17,111	41,656
Dividends reinvested	—	1,407	—	—	—	—
Shares redeemed	(88,539)	(180,288)	(366,590)	(916,501)	(146,515)	(393,833)

Net increase (decrease) in shares outstanding	10,621	(52,259)	(272,722)	(658,487)	(129,404)	(352,177)

Disciplined LargeCap ($)
Shares sold	$1,063,167	$1,291,168	$947,034	$2,515,392	$171,622	$404,988
Dividends reinvested	—	14,496	—	—	—	—
Shares redeemed	(942,372)	(1,835,392)	(3,708,299)	(8,889,697)	(1,491,387)	(3,846,320)

Net increase (decrease)	$120,795	$(529,728)	$(2,761,265)	$(6,374,305)	$(1,319,765)	$(3,441,332)

99

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months	December 28,	Six Months	February 6,
	Ended	2005(1) to	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Fundamental Research (Number of Shares)
Shares sold	8,683	506,018	3,063	2,430
Shares redeemed	(4,429)	(462)	1	—

Net increase in shares outstanding	4,254	505,556	3,064	2,430

Fundamental Research ($)
Shares sold	$93,459	$5,061,622	$31,218	$24,839
Shares redeemed	(46,306)	(4,855)	6	—

Net increase	$47,153	$5,056,767	$31,224	$24,839

	Class C		Class I

	Six Months	April 17,	July 18,
	Ended	2006(1) to	2006(1) to
	November 30,	May 31,	May 31,
	2006	2006	2006

Fundamental Research (Number of Shares)
Shares sold	5,905	7,588	165
Shares redeemed	(2,375)	—	—

Net increase in shares outstanding	3,530	7,588	165

Fundamental Research ($)
Shares sold	$59,721	$79,510	$1,612
Shares redeemed	(25,327)	—	—

Net increase	$34,394	$79,510	$1,612

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

LargeCap Growth (Number of Shares)
Shares sold	440,080	1,327,040	79,170	484,520	84,558	453,259
Shares redeemed	(1,244,325)	(2,435,369)	(815,104)	(1,986,634)	(391,460)	(1,076,747)

Net decrease in shares outstanding	(804,245)	(1,108,329)	(735,934)	(1,502,114)	(306,902)	(623,488)

LargeCap Growth ($)
Shares sold	$8,280,527	$25,113,421	$1,420,796	$8,879,172	$1,509,532	$8,273,495
Shares redeemed	(22,975,007)	(46,082,519)	(14,692,318)	(36,333,053)	(6,982,948)	(19,684,677)

Net decrease	$(14,694,480)	$(20,969,098)	$(13,271,522)	$(27,453,881)	$(5,473,416)	$(11,411,182)

(1)	Commencement of operations.

100

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Growth (Number of Shares)
Shares sold	128,475	1,902,655	2,710	11,078
Shares redeemed	(251,288)	(578,511)	(1,675)	(67,254)

Net increase (decrease) in shares outstanding	(122,813)	1,324,144	1,035	(56,176)

LargeCap Growth ($)
Shares sold	$2,510,027	$37,746,164	$51,000	$209,160
Shares redeemed	(4,901,027)	(11,583,527)	(33,308)	(1,303,983)

Net increase (decrease)	$(2,391,000)	$26,162,637	$17,692	$(1,094,823)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MidCap Opportunities (Number of Shares)
Shares sold	362,717	1,481,144	56,849	236,873	24,339	107,712
Shares redeemed	(1,128,815)	(2,507,765)	(1,339,327)	(3,946,282)	(756,556)	(2,000,599)

Net decrease in shares outstanding	(766,098)	(1,026,621)	(1,282,478)	(3,709,409)	(732,217)	(1,892,887)

MidCap Opportunities ($)
Shares sold	$5,410,693	$21,483,242	$794,305	$3,332,518	$340,193	$1,499,594
Shares redeemed	(16,696,786)	(36,384,965)	(18,788,222)	(54,239,246)	(10,554,049)	(27,369,385)

Net decrease	$(11,286,093)	$(14,901,723)	$(17,993,917)	$(50,906,728)	$(10,213,856)	$(25,869,791)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Opportunities (Number of Shares)
Shares sold	25,795	57,290	430	1,762
Shares redeemed	(29,852)	(66,102)	(6,724)	(50,497)

Net decrease in shares outstanding	(4,057)	(8,812)	(6,294)	(48,735)

MidCap Opportunities ($)
Shares sold	$393,756	$868,307	$6,441	$25,786
Shares redeemed	(464,469)	(1,012,855)	(101,904)	(721,437)

Net decrease	$(70,713)	$(144,548)	$(95,463)	$(695,651)

	Class A		Class B		Class C

	Six Months	December 28,	Six Months	April 5,	Six Months	April 27,
	Ended	2005(1) to	Ended	2006(1) to	Ended	2006(1) to
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

Opportunistic LargeCap (Number of Shares)
Shares sold	3,425	500,961	2,774	3,462	976	1,015
Shares redeemed	(1,689)	—	—	—	—	—

Net increase in shares outstanding	1,736	500,961	2,774	3,462	976	1,015

Opportunistic LargeCap ($)
Shares sold	$35,609	$5,010,020	$28,537	$36,494	$10,165	$10,640
Shares redeemed	(16,885)	—	—	—	—	—

Net increase	$18,724	$5,010,020	$28,537	$36,494	$10,165	$10,640

(1)	Commencement of operations.

101

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

SmallCap Opportunities (Number of Shares)
Shares sold	120,942	839,289	12,886	61,586	8,472	67,942
Shares redeemed	(465,943)	(1,632,957)	(217,752)	(875,233)	(205,002)	(548,247)

Net decrease in shares outstanding	(345,001)	(793,668)	(204,866)	(813,647)	(196,530)	(480,305)

SmallCap Opportunities ($)
Shares sold	$3,500,744	$23,105,401	$337,242	$1,593,581	$218,703	$1,699,261
Shares redeemed	(13,396,341)	(44,909,311)	(5,701,209)	(21,758,557)	(5,343,896)	(13,653,058)

Net decrease	$(9,895,597)	$(21,803,910)	$(5,363,967)	$(20,164,976)	$(5,125,193)	$(11,953,797)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Opportunities (Number of Shares)
Shares sold	15,778	106,241	—	114
Shares redeemed	(13,597)	(554,865)	(389)	(3,708)

Net increase (decrease) in shares outstanding	2,181	(448,624)	(389)	(3,594)

SmallCap Opportunities ($)
Shares sold	$461,097	$2,906,925	$—	$2,838
Shares redeemed	(406,472)	(15,427,027)	(11,321)	(104,463)

Net increase (decrease)	$54,625	$(12,520,102)	$(11,321)	$(101,625)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Financial Services (Number of Shares)
Shares sold	1,149,644	1,961,853	45,004	181,408
Dividends reinvested	—	541,022	—	292,888
Shares redeemed	(710,024)	(1,461,651)	(1,149,034)	(2,573,322)

Net increase (decrease) in shares outstanding	439,620	1,041,224	(1,104,030)	(2,099,026)

Financial Services ($)
Shares sold	$27,643,460	$46,128,839	$1,069,904	$4,148,782
Dividends reinvested	—	12,344,913	—	6,601,698
Shares redeemed	(17,193,703)	(34,102,203)	(27,017,613)	(59,363,972)

Net increase (decrease)	$10,449,757	$24,371,549	$(25,947,709)	$(48,613,492)

102

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class O

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

Financial Services (Number of Shares)
Shares sold	22,499	59,345	229,329	405,456
Dividends reinvested	—	771	—	21,511
Shares redeemed	(7,505)	(2,510)	(91,197)	(174,554)

Net increase in shares outstanding	14,994	57,606	138,132	252,413

Financial Services ($)
Shares sold	$529,200	$1,366,554	$5,631,794	$9,462,094
Dividends reinvested	—	17,119	—	489,216
Shares redeemed	(172,767)	(58,484)	(2,193,451)	(4,052,637)

Net increase	$356,433	$1,325,189	$3,438,343	$5,898,673

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Value (Number of Shares)
Shares sold	4,178,199	1,499,753	220,777	181,524
Dividends reinvested	—	105,458	—	39,675
Shares redeemed	(722,737)	(868,471)	(92,711)	(305,974)

Net increase (decrease) in shares outstanding	3,455,462	736,740	128,066	(84,775)

LargeCap Value ($)
Shares sold	$47,733,397	$15,356,145	$2,459,026	$1,875,799
Dividends reinvested	—	1,025,750	—	384,809
Shares redeemed	(8,239,439)	(8,812,594)	(1,025,561)	(3,103,224)

Net increase (decrease)	$39,493,958	$7,569,301	$1,433,465	$(842,616)

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

LargeCap Value (Number of Shares)
Shares sold	283,542	331,556	351,142	263
Dividends reinvested	—	53,355	—	19,188
Shares redeemed	(88,599)	(372,445)	—	(388)

Net increase in shares outstanding	194,943	12,466	351,142	19,063

LargeCap Value ($)
Shares sold	$3,226,171	$3,410,728	$4,012,000	$3,450
Dividends reinvested	—	516,859	—	186,503
Shares redeemed	(987,468)	(3,781,589)	—	(3,778)

Net increase	$2,238,703	$145,998	$4,012,000	$186,175

103

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MagnaCap (Number of Shares)
Shares sold	531,610	1,105,157	61,933	147,873	11,955	42,365
Shares issued from merger	—	2,217,193	—	370,650	—	66,493
Dividends reinvested	90,760	248,548	—	4,892	—	933
Shares redeemed	(2,045,875)	(4,574,625)	(553,430)	(1,570,097)	(80,624)	(163,090)

Net decrease in shares outstanding	(1,423,505)	(1,003,727)	(491,497)	(1,046,682)	(68,669)	(53,299)

MagnaCap ($)
Shares sold	$6,613,519	$12,967,828	$740,819	$1,676,585	$143,294	$488,219
Shares issued from merger	—	26,189,242	—	4,248,959	—	762,914
Dividends reinvested	1,110,863	2,853,761	—	54,664	—	10,482
Shares redeemed	(25,571,315)	(53,591,229)	(6,652,867)	(17,715,296)	(977,293)	(1,858,048)

Net decrease	$(17,846,933)	$(11,580,398)	$(5,912,048)	$(11,735,088)	$(833,999)	$(596,433)

	Class I		Class M

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MagnaCap (Number of Shares)
Shares sold	19,841	73,155	1,410	2,197
Shares issued from merger	—	24,033	—	—
Dividends reinvested	1,285	2,984	189	1,637
Shares redeemed	(19,498)	(103,450)	(31,597)	(87,539)

Net increase (decrease) in shares outstanding	1,628	(3,278)	(29,998)	(83,705)

MagnaCap ($)
Shares sold	$248,942	$868,524	$17,657	$24,978
Shares issued from merger	—	282,038	—	—
Dividends reinvested	15,644	33,945	2,298	18,754
Shares redeemed	(244,594)	(1,222,554)	(387,719)	(996,318)

Net increase (decrease)	$19,992	$(38,047)	$(367,764)	$(952,586)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

MidCap Value (Number of Shares)
Shares sold	115,715	255,023	1,463	73,607	149	114,576
Dividends reinvested	—	821,647	—	444,000	—	420,010
Shares redeemed	(1,135,431)	(3,187,072)	(467,851)	(1,369,866)	(365,021)	(1,771,928)

Net decrease in shares outstanding	(1,019,716)	(2,110,402)	(466,388)	(852,259)	(364,872)	(1,237,342)

MidCap Value ($)
Shares sold	$1,125,938	$2,562,557	$19,347	$693,274	$1,430	$1,075,454
Dividends reinvested	—	7,739,914	—	4,071,484	—	3,847,296
Shares redeemed	(11,390,494)	(32,744,727)	(4,475,412)	(13,647,439)	(3,474,933)	(17,986,630)

Net decrease	$(10,264,556)	$(22,442,256)	$(4,456,065)	$(8,882,681)	$(3,473,503)	$(13,063,880)

104

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value (Number of Shares)
Shares sold	4,438	23,705	—	—
Dividends reinvested	—	23,283	—	229
Shares redeemed	(66,233)	(89,960)	—	(608)

Net decrease in shares outstanding	(61,795)	(42,972)	—	(379)

MidCap Value ($)
Shares sold	$42,661	$253,290	$—	$—
Dividends reinvested	—	222,814	—	2,154
Shares redeemed	(668,981)	(976,700)	—	(7,106)

Net decrease	$(626,320)	$(500,596)	$—	$(4,952)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value Choice (Number of Shares)
Shares sold	5,619,807	2,860,002	234,669	420,438
Dividends reinvested	—	11,460	—	2,093
Shares redeemed	(611,095)	(258,442)	(54,635)	(44,180)

Net increase in shares outstanding	5,008,712	2,613,020	180,034	378,351

MidCap Value Choice ($)
Shares sold	$78,294,199	$35,010,086	$3,189,587	$5,015,913
Dividends reinvested	—	133,846	—	24,402
Shares redeemed	(8,508,547)	(3,158,512)	(741,753)	(524,954)

Net increase	$69,785,652	$31,985,420	$2,447,834	$4,515,361

	Class C		Class I

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

MidCap Value Choice (Number of Shares)
Shares sold	1,045,201	1,472,161	382	201,993
Dividends reinvested	—	8,037	—	2,923
Shares redeemed	(89,320)	(67,363)	—	(204,447)

Net increase (decrease) in shares outstanding	955,881	1,412,835	382	469

MidCap Value Choice ($)
Shares sold	$14,236,532	$17,506,653	$5,150	$2,282,526
Dividends reinvested	—	93,663	—	34,142
Shares redeemed	(1,201,672)	(820,376)	—	(2,722,017)

Net increase (decrease)	$13,034,860	$16,779,940	$5,150	$(405,349)

105

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006	2006	2006

SmallCap Value (Number of Shares)
Shares sold	23,978	297,657	6	34,802	542	190,450
Dividends reinvested	—	1,128,334	—	433,514	—	545,442
Shares redeemed	(694,512)	(4,402,929)	(340,161)	(828,792)	(421,264)	(2,021,135)

Net decrease in shares outstanding	(670,534)	(2,976,938)	(340,155)	(360,476)	(420,722)	(1,285,243)

SmallCap Value ($)
Shares sold	$241,922	$3,407,425	$60	$349,467	$5,487	$1,896,406
Dividends reinvested	—	11,475,313	—	4,261,442	—	5,350,792
Shares redeemed	(7,031,511)	(52,203,312)	(3,306,545)	(9,443,727)	(4,102,591)	(22,925,321)

Net decrease	$(6,789,589)	$(37,320,574)	$(3,306,485)	$(4,832,818)	$(4,097,104)	$(15,678,123)

	Class I		Class Q

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value (Number of Shares)
Shares sold	—	1,417	—	—
Dividends reinvested	—	9,704	—	1,508
Shares redeemed	(1,910)	(40,181)	(2,995)	(2,990)

Net decrease in shares outstanding	(1,910)	(29,060)	(2,995)	(1,482)

SmallCap Value ($)
Shares sold	$—	$20,005	$—	$—
Dividends reinvested	—	99,950	—	15,613
Shares redeemed	(18,854)	(413,389)	(33,899)	(31,124)

Net decrease	$(18,854)	$(293,434)	$(33,899)	$(15,511)

	Class A		Class B

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value Choice (Number of Shares)
Shares sold	1,967,508	1,594,368	112,521	159,358
Dividends reinvested	—	8,438	—	651
Shares redeemed	(365,260)	(325,253)	(21,191)	(45,639)

Net increase in shares outstanding	1,602,248	1,277,553	91,330	114,370

SmallCap Value Choice ($)
Shares sold	$24,449,707	$18,511,677	$1,376,617	$1,864,751
Dividends reinvested	—	94,088	—	7,241
Shares redeemed	(4,550,307)	(3,730,931)	(259,245)	(535,586)

Net increase	$19,899,400	$14,874,834	$1,117,372	$1,336,406

106

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months	Year	Six Months	June 9,
	Ended	Ended	Ended	2005(1) to
	November 30,	May 31,	November 30,	May 31,
	2006	2006	2006	2006

SmallCap Value Choice (Number of Shares)
Shares sold	371,460	445,462	506,464	276,205
Dividends reinvested	—	2,067	—	434
Shares redeemed	(44,516)	(58,238)	(91,076)	(9,940)

Net increase in shares outstanding	326,944	389,291	415,388	266,699

SmallCap Value Choice ($)
Shares sold	$4,596,100	$5,127,341	$6,186,813	$3,314,429
Dividends reinvested	—	23,027	—	4,834
Shares redeemed	(547,977)	(678,850)	(1,165,814)	(126,330)

Net increase	$4,048,123	$4,471,518	$5,020,999	$3,192,933

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2006, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Disciplined LargeCap	$2,575,625	$2,647,498
LargeCap Growth	50,606,694	51,726,337
MidCap Opportunities	71,753,965	73,372,935
SmallCap Opportunities	39,717,713	40,639,690
MagnaCap	62,192,955	63,985,533
MidCap Value	23,764,412	24,719,658
MidCap Value Choice	25,237,604	25,802,088

NOTE 12 — REORGANIZATIONS

On December 3, 2005, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Value Opportunity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

				Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	Appreciation (000’s)	Ratio

MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

107

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months
	Ended
	November 30,
	2006	Year Ended May 31, 2006

	Ordinary	Ordinary	Long-Term	Return of
	Income	Income	Capital Gains	Capital

Real Estate(1)	$3,977,243	$10,931,855	$15,299,144	$—
Disciplined LargeCap	—	20,068	—	—
LargeCap Growth	—	—	—	—
Financial Services	—	6,839,942	19,325,251	—
LargeCap Value	—	2,304,244	651,605	—
MagnaCap	1,273,102	3,390,213	—	—
MidCap Value	—	10,441,461	9,193,612	—
MidCap Value Choice	—	404,937	—	—
SmallCap Value	—	18,265,818	7,860,029	152,153
SmallCap Value Choice	—	174,066	—	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	—	1,660,007	1,684,827	—	—	—	—
Disciplined LargeCap	—	—	1,885,302	—	—	$(327,924)	2009
						(10,480,954)	2010
						(24,371,998)	2011
						(6,531,057)	2012

						$(41,711,933)

Fundamental Research	90,044	—	(9,853)	—	—	—	—
LargeCap Growth	—	—	29,744,140	—	(6,086)	$(97,467,160)	2009
						(137,806,249)	2010
						(117,098,211)	2011
						(1,005,295)	2013

						$(353,376,915)*

MidCap Opportunities	—	1,813,813	37,063,870	—	—	$(50,084,771)	2008
						(47,542,617)	2009
						(21,217,297)	2010
						(9,824,346)	2011

						$(128,669,031)*

Opportunistic LargeCap	34,624	—	150,695	(171,004)	—	—	—
SmallCap Opportunities	—	—	23,430,402	—	—	$(87,864,767)	2010
						(167,319,500)	2011

						$(255,184,267)*

108

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	Depreciation	Deferred	Deferred	Carryforwards	Dates

Financial Services	2,081,368	12,652,657	63,383,117	—	—	—	—
LargeCap Value	880,560	1,121,468	(55,453)	—	—	—	—
MagnaCap	984,302	—	37,017,109	—	—	$(24,685,569)	2010
						(12,050,567)	2012

						$(36,736,136)*

MidCap Value	1,407,884	5,734,320	(20,933,228)	—	—	—	—
MidCap Value Choice	1,515,462	91,368	6,859,457	—	—	—	—
SmallCap Value	—	—	(13,635,978)	(1,245,709)	—	—	—
SmallCap Value Choice	1,149,049	87,770	2,150,861	—	—	—	—

(1) As of the Fund’s tax year ended December 31, 2005.

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

NOTE 15 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 16 — SUBSEQUENT EVENT

Dividends: Subsequent to November 30, 2006, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date

Real Estate
Class A	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class B	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class C	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class I	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class O	$—	$0.0623	$1.2372	December 19, 2006	December 14, 2006
Class A	$0.0872	$—	$—	January 3, 2007	December 28, 2006
Class B	$0.0520	$—	$—	January 3, 2007	December 28, 2006
Class C	$0.0517	$—	$—	January 3, 2007	December 28, 2006
Class I	$0.0993	$—	$—	January 3, 2007	December 28, 2006
Class Q	$0.1009	$—	$—	January 3, 2007	December 28, 2006
Class O	$0.0904	$—	$—	January 3, 2007	December 28, 2006

Fundamental Research
Class A	$0.1437	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class B	$0.1197	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class C	$0.1162	$0.1500	$0.0051	December 19, 2006	December 14, 2006
Class I	$0.1810	$0.1500	$0.0051	December 19, 2006	December 14, 2006
109

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date

MidCap Opportunities
Class A	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class B	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class C	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class I	$—	$—	$0.0936	December 19, 2006	December 14, 2006
Class Q	$—	$—	$0.0936	December 19, 2006	December 14, 2006

Opportunistic LargeCap
Class A	$0.0689	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0514	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0918	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.0120	$—	$—	December 19, 2006	December 14, 2006

Financial Services
Class A	$0.2576	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class B	$—	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class C	$0.1564	$0.2284	$2.1206	December 19, 2006	December 14, 2006
Class O	$0.2805	$0.2284	$2.1206	December 19, 2006	December 14, 2006

LargeCap Value
Class A	$0.0615	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class B	$—	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class C	$—	$0.1427	$0.4057	December 19, 2006	December 14, 2006
Class I	$0.0813	$0.1427	$0.4057	December 19, 2006	December 14, 2006

MagnaCap
Class A	$0.0986	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0546	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0540	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.1135	$—	$—	December 19, 2006	December 14, 2006
Class M	$0.0691	$—	$—	December 19, 2006	December 14, 2006

MidCap Value
Class A	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class B	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class C	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class I	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006
Class Q	$—	$0.1800	$0.7330	December 19, 2006	December 14, 2006

MidCap Value Choice
Class A	$0.0663	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class B	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class C	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006
Class I	$—	$0.2346	$0.0835	December 19, 2006	December 14, 2006

SmallCap Value Choice
Class A	$0.0182	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class B	$—	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class C	$—	$0.2219	$0.0742	December 19, 2006	December 14, 2006
Class I	$0.0324	$0.2219	$0.0742	December 19, 2006	December 14, 2006

On November 9, 2006, the Board of IET approved a proposal to reorganize each “Disappearing Fund” into the following “Surviving Fund” (each a “Reorganization,” and collectively, the “Reorganizations”):

Disappearing Fund	Surviving Fund

ING MidCap Value Fund	ING Value Choice Fund
ING SmallCap Value Fund

The proposed Reorganizations are subject to the approval by shareholders of each Disappearing Fund. If shareholder approval is obtained, it is expected that each Reorganization will take place during the first quarter of 2007. Shareholders will be notified if a Reorganization is not approved.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is as of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions

110

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

that are more likely than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30 2006, the Funds are assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds

111

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance

112

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds’ website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 20 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

113

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 98.8%
	Apartments: 21.2%
315,900	Archstone-Smith Trust	$18,947,682
114,700	AvalonBay Communities, Inc.	15,264,276
136,600	BRE Properties, Inc.	8,829,824
126,800	Camden Property Trust	10,109,764
309,700	Equity Residential	16,494,622
29,500	GMH Communities Trust	366,095
63,200	Home Properties, Inc.	3,906,392
57,700	Post Properties, Inc.	2,760,368
240,500	United Dominion Realty Trust, Inc.	8,075,990

		84,755,013

	Diversified: 7.8%
158,400	Crescent Real Estate EQT Co.	3,402,432
116,500	Liberty Property Trust	5,965,965
142,300	Vornado Realty Trust	17,945,453
86,100	Washington Real Estate Investment Trust	3,691,107

		31,004,957

	Health Care: 6.1%
205,100	Health Care Property Investors, Inc.	7,438,977
197,100	Nationwide Health Properties, Inc.	5,832,189
228,800	Omega Healthcare Investors, Inc.	4,054,336
179,600	Ventas, Inc.	6,995,420

		24,320,922

	Hotels: 7.0%
644,338	Host Hotels & Resorts, Inc.	16,250,204
88,700	LaSalle Hotel Properties	3,911,670
179,000	Strategic Hotel Capital, Inc.	3,893,250
135,800	Sunstone Hotel Investors, Inc.	3,786,104

		27,841,228

	Office Property: 21.8%
163,300	BioMed Realty Trust, Inc.	4,931,660
176,600	Boston Properties, Inc.	20,671,030
117,450	Corporate Office Properties Trust SBI MD	5,838,440
139,200	Douglas Emmett, Inc.	3,660,960
414,500	Equity Office Properties Trust	19,978,900
200,100	Highwoods Properties, Inc.	8,164,080
49,700	Kilroy Realty Corp.	4,065,460
176,000	Maguire Properties, Inc.	7,541,600
92,600	SL Green Realty Corp.	12,523,224

		87,375,354

	Regional Malls: 12.5%
113,000	General Growth Properties, Inc.	6,208,220
140,100	Macerich Co.	11,974,347
253,000	Simon Property Group, Inc.	25,800,940
121,100	Taubman Centers, Inc.	5,989,606

		49,973,113

	Shopping Centers: 10.4%
147,950	Acadia Realty Trust	3,843,741
154,600	Developers Diversified Realty Corp.	10,014,988
140,300	Federal Realty Investment Trust	11,950,754
165,623	Kimco Realty Corp.	7,681,595
103,900	Regency Centers Corp.	8,206,022

		41,697,100

	Storage: 4.6%
117,300	Extra Space Storage, Inc.	2,160,666
167,302	Public Storage, Inc.	16,107,837

		18,268,503

	Warehouse/ Industrial: 7.4%
160,400	AMB Property Corp.	9,827,708
302,700	Prologis	19,726,958

		29,554,666

	Total Real Estate Investment Trusts (Cost $248,404,632)	394,790,856

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.0%
	U.S. Government Agency Obligations: 1.0%
$4,051,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$4,050,440

	Total Short-Term Investments (Cost $4,050,440)	4,050,440

Total Investments in Securities (Cost $252,455,072)*	99.8%	$398,841,296
Other Assets and Liabilities-Net	0.2	998,337

Net Assets	100.0%	$399,839,633

*	Cost for federal income tax purposes is $250,388,539. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$148,508,255
Gross Unrealized Depreciation	(55,498)

Net Unrealized Appreciation	$148,452,757

See Accompanying Notes to Financial Statements

114

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.3%
		Advertising: 0.5%
1,900		Omnicom Group	$194,104

			194,104

		Aerospace/Defense: 4.0%
2,350		Boeing Co.	208,046
4,100		General Dynamics Corp.	306,844
3,300		Lockheed Martin Corp.	298,485
3,900		Northrop Grumman Corp.	261,027
5,081		Raytheon Co.	259,334
2,940		United Technologies Corp.	189,718

			1,523,454

		Agriculture: 1.3%
5,960		Altria Group, Inc.	501,892

			501,892

		Apparel: 0.6%
4,350	@	Coach, Inc.	187,964
1,700		Jones Apparel Group, Inc.	57,120

			245,084

		Auto Manufacturers: 0.5%
21,800	L	Ford Motor Co.	177,234
900	@,L	Navistar International Corp.	28,791

			206,025

		Banks: 6.3%
19,530		Bank of America Corp.	1,051,691
2,200		Comerica, Inc.	128,150
6,350	L	National City Corp.	229,235
5,900		Regions Financial Corp.	216,235
5,250		US Bancorp.	176,610
5,240		Wachovia Corp.	283,956
9,200		Wells Fargo & Co.	324,208

			2,410,085

		Beverages: 2.5%
6,700		Anheuser-Busch Cos., Inc.	318,317
5,680		Coca-Cola Co.	265,994
2,100		Pepsi Bottling Group, Inc.	65,772
4,790		PepsiCo, Inc.	296,836

			946,919

		Biotechnology: 0.6%
3,290	@	Amgen, Inc.	233,590

			233,590

		Chemicals: 1.5%
2,700		Dow Chemical Co.	108,027
2,850		EI DuPont de Nemours & Co.	133,751
1,600		Monsanto Co.	76,912
2,550		PPG Industries, Inc.	163,965
1,400		Sherwin-Williams Co.	87,570

			570,225

		Commercial Services: 1.4%
2,000	@,L	Apollo Group, Inc.	77,580
2,100	@	Convergys Corp.	50,652
4,090		McKesson Corp.	202,046
2,900		Moody’s Corp.	201,492

			531,770

		Computers: 4.3%
14,300	@	Dell, Inc.	389,532
13,607		Hewlett-Packard Co.	536,932
6,990		International Business Machines Corp.	642,521
1,300	@,L	Lexmark International, Inc.	89,674
12,700	@,X	Seagate Technology, Inc.	—

			1,658,659

		Cosmetics/Personal Care: 1.7%
1,900		Estee Lauder Cos., Inc.	78,451
9,090		Procter & Gamble Co.	570,761

			649,212

		Diversified Financial Services: 9.3%
3,290		American Express Co.	193,189
2,900		CIT Group, Inc.	150,829
21,250		Citigroup, Inc.	1,053,788
2,650		Fannie Mae	151,130
2,560		Goldman Sachs Group, Inc.	498,688
16,680		JPMorgan Chase & Co.	771,950
2,540		Merrill Lynch & Co., Inc.	222,072
6,450		Morgan Stanley	491,232

			3,532,878

		Electric: 2.7%
14,100	@	AES Corp.	329,517
544	@	Dynegy, Inc.	—
3,300		Exelon Corp.	200,409
7,700		PG&E Corp.	353,661
2,300		TXU Corp.	131,997

			1,015,584

		Electronics: 0.2%
1,600	@	Waters Corp.	80,064

			80,064

		Environmental Control: 0.6%
6,400		Waste Management, Inc.	234,304

			234,304

		Food: 0.9%
3,450	L	Campbell Soup Co.	131,342
4,004		General Mills, Inc.	224,024

			355,366

		Forest Products & Paper: 0.2%
1,800		Temple-Inland, Inc.	70,380

			70,380

		Hand/Machine Tools: 0.1%
900		Snap-On, Inc.	42,750

			42,750

		Healthcare — Products: 1.8%
8,040		Johnson & Johnson	529,916
3,200		Medtronic, Inc.	166,816

			696,732

		Healthcare — Services: 3.8%
6,130		Aetna, Inc.	253,230
2,310	@	Coventry Health Care, Inc.	111,180
2,460	@	Humana, Inc.	133,086
1,900	@,L	Laboratory Corp. of America Holdings	134,520
8,980		UnitedHealth Group, Inc.	440,738
4,790	@	WellPoint, Inc.	362,459

			1,435,213

		Home Furnishings: 0.2%
800		Harman International Industries, Inc.	83,072

			83,072

		Insurance: 8.6%
5,100		Allstate Corp.	323,748
1,600		AMBAC Financial Group, Inc.	137,024

See Accompanying Notes to Financial Statements

115

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Insurance: (continued)
7,100		American International Group, Inc.	$499,272
4,570		Chubb Corp.	236,543
1,500		Cigna Corp.	189,075
6,100		Genworth Financial, Inc.	200,080
3,083		Hartford Financial Services Group, Inc.	264,398
5,600		Loews Corp.	223,552
6,050		Metlife, Inc.	355,317
3,500		Principal Financial Group	202,125
9,200		Progressive Corp.	207,460
3,931		Prudential Financial, Inc.	320,298
1,700	L	Safeco Corp.	102,969

			3,261,861

		Internet: 0.9%
500	@	Google, Inc.	242,460
3,100	@	VeriSign, Inc.	80,941

			323,401

		Iron/Steel: 1.0%
3,770	L	Nucor Corp.	225,635
1,900		United States Steel Corp.	142,101

			367,736

		Leisure Time: 0.1%
2,000		Sabre Holdings Corp.	54,860

			54,860

		Machinery — Construction & Mining: 0.3%
2,000		Caterpillar, Inc.	124,060

			124,060

		Machinery — Diversified: 0.3%
800		Cummins, Inc.	95,936

			95,936

		Media: 3.1%
7,500		CBS Corp.	223,125
5,300	@,L	Comcast Corp.	214,438
3,490		McGraw-Hill Cos., Inc.	232,609
5,980		News Corp., Inc.	123,188
12,050		Walt Disney Co.	398,253

			1,191,613

		Mining: 0.3%
780	L	Phelps Dodge Corp.	95,940

			95,940

		Miscellaneous Manufacturing: 4.9%
2,160		3M Co.	175,954
3,600	L	Eastman Kodak Co.	93,672
2,200		Eaton Corp.	169,576
31,010		General Electric Co.	1,094,033
1,800		Parker Hannifin Corp.	150,264
6,000	@@	Tyco International Ltd.	181,740

			1,865,239

		Office/Business Equipment: 0.5%
11,000	@	Xerox Corp.	181,500

			181,500

		Oil & Gas: 9.8%
4,400		Anadarko Petroleum Corp.	217,184
9,548		Chevron Corp.	690,511
4,036		ConocoPhillips	271,623
22,770	S	ExxonMobil Corp.	1,748,964
2,800		Marathon Oil Corp.	264,264
6,000		Occidental Petroleum Corp.	302,040
4,770		Valero Energy Corp.	262,684

			3,757,270

		Oil & Gas Services: 1.2%
8,000		Halliburton Co.	269,920
2,850		Schlumberger Ltd.	195,168

			465,088

		Packaging & Containers: 0.0%
400	@	Pactiv Corp.	13,780

			13,780

		Pharmaceuticals: 5.2%
4,190		Abbott Laboratories	195,505
3,050		AmerisourceBergen Corp.	140,270
4,100	@	Forest Laboratories, Inc.	199,670
3,690	@,L	King Pharmaceuticals, Inc.	60,996
12,700		Merck & Co., Inc.	565,277
3,100		Mylan Laboratories	62,899
20,660		Pfizer, Inc.	567,943
4,050		Wyeth	195,534

			1,988,094

		Real Estate Investment Trusts: 0.1%
1,130		Equity Office Properties Trust	54,466

			54,466

		Retail: 6.1%
1,600	@	Big Lots, Inc.	35,696
2,400		Family Dollar Stores, Inc.	66,936
5,000		Federated Department Stores, Inc.	210,450
6,700		Gap, Inc.	125,424
5,200		Home Depot, Inc.	197,444
3,100	@	Kohl’s Corp.	215,760
3,920	L	Lowe’s Cos., Inc.	118,227
8,090		McDonald’s Corp.	339,537
3,100		Nordstrom, Inc.	151,962
3,550	@	Office Depot, Inc.	134,403
1,000	L	OfficeMax, Inc.	47,070
1,960	@,L	Starbucks Corp.	69,168
2,340		Target Corp.	135,931
5,700		TJX Cos., Inc.	156,294
7,030		Wal-Mart Stores, Inc.	324,083

			2,328,385

		Semiconductors: 2.0%
7,100	@,L	Advanced Micro Devices, Inc.	153,147
4,500	@	Altera Corp.	89,505
1,550	@	Freescale Semiconductor, Inc.	61,892
11,700		Intel Corp.	249,795
5,950	@	LSI Logic Corp.	63,427
9,200	@,L	Micron Technology, Inc.	134,320

			752,086

		Software: 3.3%
2,540	@	BMC Software, Inc.	82,702
5,400	@	Compuware Corp.	45,306
8,000		First Data Corp.	202,000
24,560		Microsoft Corp.	720,345
10,150	@	Oracle Corp.	193,155

			1,243,508

		Telecommunications: 6.4%
11,680	L	AT&T, Inc.	396,069
5,900	@,L	Avaya, Inc.	75,402
5,400		BellSouth Corp.	240,786
27,030	@	Cisco Systems, Inc.	726,566
16,800		Motorola, Inc.	372,456
4,190		Qualcomm, Inc.	153,312

See Accompanying Notes to Financial Statements

116

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value

	Telecommunications (continued)
9,000	Sprint Nextel Corp.	$175,590
8,700	Verizon Communications, Inc.	303,978

		2,444,159

	Toys/Games/Hobbies: 0.2%
2,500	Hasbro, Inc.	66,871

		66,871

	Total Common Stock (Cost $33,545,638)	37,893,215

WARRANTS: 0.1%
	Aerospace/ Defense: 0.1%
1,993	Raytheon Co.	32,885

		32,885

	Total Warrants (Cost $—)	32,885

	Total Long-Term Investments (Cost $33,545,638)	37,926,100

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 7.6%
	Repurchase Agreement: 0.7%
$246,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $246,036 to be received upon repurchase (Collateralized by $244,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $251,245, due 06/15/08)	$246,000

	Total Repurchase Agreement (Cost $246,000)	246,000

	Securities Lending CollateralCC: 6.9%
2,647,498	The Bank of New York Institutional Cash Reserves Fund	2,647,498

	Total Securities Lending Collateral (Cost $2,647,498)	2,647,498

	Total Short-Term Investments (Cost $2,893,498)	2,893,498

Total Investments in Securities (Cost $36,439,136)*	107.0%	$40,819,598
Other Assets and Liabilities-Net	(7.0)	(2,657,239)

Net Assets	100.0%	$38,162,359

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $36,811,491. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,394,514
Gross Unrealized Depreciation	(386,407)

Net Unrealized Appreciation	$4,008,107

ING Disciplined Large Cap Fund Futures Contracts as of November 30, 2006

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Long Contracts
S&P 500 E-Mini	3	210,435	12/15/2006	$1,965

				$1,965

See Accompanying Notes to Financial Statements

117

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.5%
		Aerospace/ Defense: 1.0%
900		United Technologies Corp.	$58,077

			58,077

		Agriculture: 2.8%
1,900		Altria Group, Inc.	159,999

			159,999

		Banks: 6.7%
2,600		Bank of America Corp.	140,010
1,600		Bank of New York Co., Inc.	56,864
900		Capital One Financial Corp.	70,092
2,500		US Bancorp.	84,100
1,100		Wells Fargo & Co.	38,764

			389,830

		Beverages: 1.2%
1,100		PepsiCo, Inc.	68,167

			68,167

		Biotechnology: 0.7%
600	@	Genzyme Corp.	38,640

			38,640

		Chemicals: 1.0%
800		Air Products & Chemicals, Inc.	55,312

			55,312

		Computers: 3.6%
2,100		Hewlett-Packard Co.	82,866
600		International Business Machines Corp.	55,152
2,800	@@	Seagate Technology, Inc.	72,128

			210,146

		Cosmetics/ Personal Care: 2.2%
2,005		Procter & Gamble Co.	125,894

			125,894

		Diversified Financial Services: 7.2%
2,900	S	Citigroup, Inc.	143,811
1,900		Countrywide Financial Corp.	75,468
1,646	@	E*Trade Financial Corp.	39,619
700	@	Investment Technology Group, Inc.	26,250
1,200		JPMorgan Chase & Co.	55,536
900		Merrill Lynch & Co., Inc.	78,687

			419,371

		Electric: 1.0%
1,885	@	Mirant Corp.	57,342

			57,342

		Electrical Components & Equipment: 1.3%
1,800	@	General Cable Corp.	76,500

			76,500

		Electronics: 1.9%
6,100	@,@@	Flextronics International Ltd.	68,625
800	@	Thomas & Betts Corp.	41,496

			110,121

		Engineering & Construction: 0.8%
2,900	@@	ABB Ltd. ADR	47,212

			47,212

		Entertainment: 0.5%
700		International Game Technology	30,646

			30,646

		Healthcare — Products: 3.1%
1,500		Johnson & Johnson	98,865
2,100	@	St. Jude Medical, Inc.	78,267

			177,132

		Healthcare — Services: 1.2%
1,700		Aetna, Inc.	70,227

			70,227

		Household Products/ Wares: 1.0%
900		Clorox Co.	57,600

			57,600

		Insurance: 5.8%
2,100		American International Group, Inc.	147,672
1,600		AON Corp.	57,088
1,000		Metlife, Inc.	58,730
1,400		St. Paul Travelers Cos., Inc.	72,534

			336,024

		Internet: 1.7%
200	@	Google, Inc.	96,984

			96,984

		Investment Companies: 4.7%
5,200	@	KKR Private Equity Investors LP	113,360
720		SPDR Trust Series 1	101,182
1,500		Utilities Select Sector SPDR Fund	55,110

			269,652

		Iron/ Steel: 1.2%
800		Allegheny Technologies, Inc.	71,720

			71,720

		Media: 2.5%
3,900		News Corp., Inc.	80,340
1,900		Walt Disney Co.	62,795

			143,135

		Metal Fabricate/ Hardware: 1.0%
800		Precision Castparts Corp.	60,368

			60,368

		Mining: 1.5%
700		Freeport-McMoRan Copper & Gold, Inc.	44,009
200	@@	Rio Tinto PLC ADR	42,918

			86,927

		Miscellaneous Manufacturing: 5.9%
900		Cooper Industries Ltd.	82,296
1,200		Dover Corp.	60,360
3,850		General Electric Co.	135,828
1,200		Roper Industries, Inc.	61,572

			340,056

		Oil & Gas: 5.8%
600		Chevron Corp.	43,392
2,400		ExxonMobil Corp.	184,344
800	@	Newfield Exploration Co.	39,816
900		Rowan Cos., Inc.	32,418
900	@	Southwestern Energy Co.	37,917

			337,887

		Oil & Gas Services: 1.8%
900		Schlumberger Ltd.	61,632
1,000	@	Weatherford International Ltd.	44,910

			106,542

See Accompanying Notes to Financial Statements

118

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Pharmaceuticals: 4.8%
1,200		Abbott Laboratories	$55,992
1,400	@	Medco Health Solutions, Inc.	70,294
3,500		Pfizer, Inc.	96,215
1,100		Wyeth	53,108

			275,609

		Retail: 4.7%
2,400		CVS Corp.	69,048
1,100		Home Depot, Inc.	41,767
3,400		Staples, Inc.	86,598
1,500	@	Urban Outfitters, Inc.	33,420
900		Wal-Mart Stores, Inc.	41,490

			272,323

		Semiconductors: 5.2%
5,800		Intel Corp.	123,830
900		Maxim Integrated Products	28,332
1,900	@	QLogic Corp.	42,275
9,819	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	105,554

			299,991

		Software: 3.9%
1,000	@@	Infosys Technologies Ltd. ADR	53,530
5,800		Microsoft Corp.	170,114

			223,644

		Telecommunications: 6.8%
10,900	@	3Com Corp.	45,671
4,300		AT&T, Inc.	145,813
5,600		Motorola, Inc.	124,152
2,100		Qualcomm, Inc.	76,839

			392,475

		Total Common Stock (Cost $5,025,841)	5,465,553

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 3.5%
	Repurchase Agreement: 3.5%
$203,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $203,030 to be received upon repurchase (Collateralized by $220,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $211,222, due 09/18/07)	$203,000

	Total Short-Term Investments (Cost $203,000)	203,000

Total Investments in Securities (Cost $5,228,841)*	98.0%	$5,668,553
Other Assets and Liabilities-Net	2.0	117,858

Net Assets	100.0%	$5,786,411

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
S	Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.
*	Cost for federal income tax purposes is $5,266,616. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$450,146
Gross Unrealized Depreciation	(48,209)

Net Unrealized Appreciation	$401,937

ING Fundamental Research Fund Futures Contracts as of November 30, 2006

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value	Date	(Depreciation)

Long Contracts
S&P 500 E-Mini	2	$140,290	12/15/2006	$4,741

				$4,741

See Accompanying Notes to Financial Statements

119

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.9%
		Aerospace/ Defense: 6.0%
108,280		Boeing Co.	$9,586,028
90,010		General Dynamics Corp.	6,736,348

			16,322,376

		Banks: 3.1%
153,780	L	Commerce Bancorp., Inc.	5,345,393
49,680		State Street Corp.	3,086,618

			8,432,011

		Beverages: 0.7%
29,030		PepsiCo, Inc.	1,798,989

			1,798,989

		Biotechnology: 1.1%
15,690	@	Amgen, Inc.	1,113,990
39,330	@,L	Vertex Pharmaceuticals, Inc.	1,742,319

			2,856,309

		Chemicals: 1.2%
37,850		Monsanto Co.	1,819,450
9,780	@@	Potash Corp. of Saskatchewan	1,376,437

			3,195,887

		Commercial Services: 8.1%
87,980	@@	Accenture Ltd.	2,964,926
33,580	@	Alliance Data Systems Corp.	2,172,962
19,010		Corporate Executive Board Co.	1,798,726
77,910	L	Equifax, Inc.	2,959,801
28,600		Manpower, Inc.	2,030,600
87,670	@	Monster Worldwide, Inc.	3,826,796
50,070		Moody’s Corp.	3,478,864
116,610		Western Union Co.	2,658,708

			21,891,383

		Computers: 5.5%
76,580		Hewlett-Packard Co.	3,021,847
246,970	@,L	Network Appliance, Inc.	9,683,694
50,590	@,L	Sandisk Corp.	2,246,196

			14,951,737

		Diversified Financial Services: 12.0%
46,850	@@	Amvescap PLC ADR	1,013,366
6,400		Chicago Mercantile Exchange Holdings, Inc.	3,427,840
40,400	L	Countrywide Financial Corp.	1,604,688
10,730	L	First Marblehead Corp.	803,033
84,860		Franklin Resources, Inc.	9,057,956
7,500		Goldman Sachs Group, Inc.	1,461,000
139,140	@,L	Nasdaq Stock Market, Inc.	5,586,471
156,940	@@,L	UBS AG	9,450,927

			32,405,281

		Electric: 1.8%
84,070		TXU Corp.	4,824,777

			4,824,777

		Engineering & Construction: 2.4%
74,560		Fluor Corp.	6,492,685

			6,492,685

		Entertainment: 0.6%
38,150		International Game Technology	1,670,207

			1,670,207

		Food: 0.3%
15,140	L	Whole Foods Market, Inc.	738,832

			738,832

		Healthcare — Products: 4.4%
222,500		Medtronic, Inc.	11,598,925
7,440	@	St. Jude Medical, Inc.	277,289

			11,876,214

		Healthcare — Services: 3.1%
172,740		UnitedHealth Group, Inc.	8,478,079

			8,478,079

		Internet: 4.8%
100,930	@,L	eBay, Inc.	3,265,086
16,160	@	Google, Inc.	7,836,307
87,940	@,L	Symantec Corp.	1,864,328

			12,965,721

		Leisure Time: 0.8%
31,060	L	Harley-Davidson, Inc.	2,291,296

			2,291,296

		Lodging: 0.6%
25,400		Starwood Hotels & Resorts Worldwide, Inc.	1,629,918

			1,629,918

		Machinery — Construction & Mining: 0.8%
50,100		Joy Global, Inc.	2,199,390

			2,199,390

		Media: 2.8%
35,770	@	CBS Corp.	1,341,733
153,656		Walt Disney Co.	5,078,331
77,280	@,L	XM Satellite Radio Holdings, Inc.	1,115,923

			7,535,987

		Mining: 3.3%
148,400	@@,L	Cameco Corp.	5,642,168
56,480	@@,L	Cia Vale do Rio Doce	1,567,885
26,600		Freeport-McMoRan Copper & Gold, Inc.	1,672,342

			8,882,395

		Miscellaneous Manufacturing: 4.3%
84,000	L	Danaher Corp.	6,142,080
146,980		General Electric Co.	5,185,454
5,380		Roper Industries, Inc.	276,048

			11,603,582

		Oil & Gas: 0.6%
12,200	L	Murphy Oil Corp.	662,216
16,580		Occidental Petroleum Corp.	834,637

			1,496,853

		Oil & Gas Services: 1.7%
135,740		Halliburton Co.	4,579,868

			4,579,868

		Pharmaceuticals: 9.2%
4,400		Abbott Laboratories	205,304
95,440	@@,L	AstraZeneca PLC ADR	5,525,022
26,290	@@	Eisai Co., Ltd.	1,398,993
102,940	@,@@, L	Elan Corp. PLC ADR	1,489,542
17,990	@	Gilead Sciences, Inc.	1,185,901
143,390	@@	Sanofi-Aventis ADR	6,310,594
331,050		Schering-Plough Corp.	7,286,411
74,670	@@	Shionogi & Co., Ltd.	1,444,966

			24,846,733

See Accompanying Notes to Financial Statements

120

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Retail: 0.9%
51,900		Wal-Mart Stores, Inc.	$2,392,590

			2,392,590

		Semiconductors: 1.8%
66,700	@	Altera Corp.	1,326,663
109,970	L	Linear Technology Corp.	3,534,436

			4,861,099

		Software: 8.1%
190,590	@	Adobe Systems, Inc.	7,648,377
170,150	@	Autodesk, Inc.	7,006,777
46,680		Automatic Data Processing, Inc.	2,251,376
254,260	@	Oracle Corp.	4,838,568

			21,745,098

		Telecommunications: 7.6%
32,470	@@,L	America Movil SA de CV	1,443,941
71,640	@,L	American Tower Corp.	2,713,007
55,150	L	AT&T, Inc.	1,870,137
341,490	@	Cisco Systems, Inc.	9,179,251
242,960		Motorola, Inc.	5,386,423

			20,592,759

		Transportation: 2.3%
78,330		United Parcel Service, Inc.	6,103,469

			6,103,469

		Total Common Stock (Cost $230,515,339)	269,661,525

SHORT-TERM INVESTMENTS: 19.3%
		U.S. Government Agency Obligations: 0.1%
$248,000		Federal Home Loan Bank, 4.980%, due 12/01/06	$247,966

		Total U.S. Government Agency Obligations (Cost $247,966)	247,966

		Securities Lending CollateralCC: 19.2%
51,726,337		The Bank of New York Institutional Cash Reserves Fund	51,726,337

		Total Securities Lending Collateral (Cost $51,726,337)	51,726,337

		Total Short-Term Investments (Cost $51,974,303)	51,974,303

Total Investments in Securities (Cost $282,489,642)*	119.2%	$321,635,828
Other Assets and Liabilities-Net	(19.2)	(51,763,069)

Net Assets	100.0%	$269,872,759

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is $284,105,594. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,331,001
Gross Unrealized Depreciation	(2,800,767)

Net Unrealized Appreciation	$37,530,234

See Accompanying Notes to Financial Statements

121

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.4%
		Advertising: 1.0%
30,100		Omnicom Group	$3,075,016

			3,075,016

		Aerospace/ Defense: 2.6%
60,300		L-3 Communications Holdings, Inc.	4,959,675
156,800	@,L	Orbital Sciences Corp.	2,841,216

			7,800,891

		Agriculture: 1.2%
55,800		Loews Corp.	3,480,246

			3,480,246

		Apparel: 8.3%
305,600	@,L	Coach, Inc.	13,204,976
121,700	@,@@, L	Gildan Activewear, Inc.	6,711,755
96,100		Phillips-Van Heusen	4,740,613

			24,657,344

		Biotechnology: 0.9%
49,200	@,L	Celgene Corp.	2,741,916

			2,741,916

		Chemicals: 0.2%
16,119	L	Ecolab, Inc.	714,878

			714,878

		Commercial Services: 4.6%
66,800	@	Corrections Corp. of America	3,036,060
115,600	@	Gartner, Inc.	2,228,768
84,500		McKesson Corp.	4,174,300
92,100		Watson Wyatt Worldwide, Inc.	4,273,440

			13,712,568

		Computers: 1.7%
85,400	@,L	CACI International, Inc.	5,110,336

			5,110,336

		Diversified Financial Services: 3.9%
163,500		Charles Schwab Corp.	2,998,590
216,300	@	E*Trade Financial Corp.	5,206,341
26,700	@,L	GFI Group, Inc.	1,510,152
52,200	@	Investment Technology Group, Inc.	1,957,500

			11,672,583

		Electrical Components & Equipment: 2.7%
151,800		Ametek, Inc.	4,950,198
72,200	@	General Cable Corp.	3,068,500

			8,018,698

		Electronics: 2.5%
159,500	@	Dolby Laboratories, Inc.	4,552,130
56,200	@	Itron, Inc.	2,697,038

			7,249,168

		Engineering & Construction: 1.8%
99,900	@	McDermott International, Inc.	5,202,792

			5,202,792

		Entertainment: 3.9%
128,000	L	International Game Technology	5,603,840
181,200		Regal Entertainment Group	3,770,772
87,300		Warner Music Group Corp.	2,219,166

			11,593,778

		Food: 1.7%
149,000		Supervalu, Inc.	5,104,740

			5,104,740

		Healthcare — Products: 4.1%
89,913	@	Gen-Probe, Inc.	4,382,360
116,000	@,L	Hologic, Inc.	5,803,480
50,700	@	Respironics, Inc.	1,828,242

			12,014,082

		Healthcare — Services: 2.4%
72,620	@	Coventry Health Care, Inc.	3,495,201
49,300	@,L	Laboratory Corp. of America Holdings	3,490,440

			6,985,641

		Home Furnishings: 2.2%
61,300		Harman International Industries, Inc.	6,365,392

			6,365,392

		Insurance: 2.6%
35,300		AMBAC Financial Group, Inc.	3,023,092
93,600	@,L	ProAssurance Corp.	4,795,128

			7,818,220

		Internet: 6.0%
123,200	@,L	Akamai Technologies, Inc.	6,020,784
89,600	@,L	Digital River, Inc.	5,278,336
47,400	@,L	Nutri/ System, Inc.	3,272,970
127,700	@	VeriSign, Inc.	3,334,247

			17,906,337

		Investment Companies: 1.3%
36,329		iShares Russell Midcap Growth Index Fund	3,787,298

			3,787,298

		Iron/ Steel: 1.5%
49,300	L	Allegheny Technologies, Inc.	4,419,745

			4,419,745

		Metal Fabricate/ Hardware: 1.3%
50,100		Precision Castparts Corp.	3,780,546

			3,780,546

		Miscellaneous Manufacturing: 4.5%
90,600		ITT Corp.	4,887,870
162,600	L	Roper Industries, Inc.	8,343,006

			13,230,876

		Oil & Gas: 2.2%
95,600	@	Newfield Exploration Co.	4,758,012
41,300	@,L	Southwestern Energy Co.	1,739,969

			6,497,981

		Oil & Gas Services: 3.9%
143,800	@,L	Cameron International Corp.	7,811,216
58,300	@,L	National Oilwell Varco, Inc.	3,877,533

			11,688,749

See Accompanying Notes to Financial Statements

122

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Pharmaceuticals: 2.0%
19,700		Allergan, Inc.	$2,296,626
74,200	@	Medco Health Solutions, Inc.	3,725,582

			6,022,208

		Retail: 7.5%
95,900	@,L	Chipotle Mexican Grill, Inc.	5,557,405
128,200	L	Circuit City Stores, Inc.	3,199,872
142,000		Nordstrom, Inc.	6,960,840
92,105	@	Office Depot, Inc.	3,487,095
62,800	@,L	Pantry, Inc.	3,078,456

			22,283,668

		Semiconductors: 3.9%
159,700	@,@@, L	ASML Holding NV	3,976,530
139,400	@	Integrated Device Technology, Inc.	2,300,100
141,800	@,L	Nvidia Corp.	5,245,182

			11,521,812

		Software: 10.3%
151,900	@	Adobe Systems, Inc.	6,095,747
85,600	@	Ansys, Inc.	4,018,920
57,900	@	Commvault Systems, Inc.	1,155,684
78,400	@	Dun & Bradstreet Corp.	6,446,048
46,900	@	Electronic Arts, Inc.	2,619,365
64,300	@	Fiserv, Inc.	3,286,373
230,700	@,L	Informatica Corp.	2,779,935
134,800	@	Intuit, Inc.	4,243,504

			30,645,576

		Telecommunications: 4.2%
251,900	@,L	Arris Group, Inc.	3,005,167
90,000	@,L	NII Holdings, Inc.	5,843,700
121,600	@,L	Polycom, Inc.	3,506,944

			12,355,811

		Toys/ Games/ Hobbies: 0.5%
70,300		Mattel, Inc.	1,543,084

			1,543,084

		Total Common Stock (Cost $252,479,730)	289,001,980

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 28.5%
	Repurchase Agreement: 3.8%
$11,122,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $11,123,631 to be received upon repurchase (Collateralized by $11,487,000 various U.S. Government Agency Obligations, Discount Note-4.250%, Market Value plus accrued interest $11,345,295, due 05/30/07-09/14/07)	$11,122,000

	Total Repurchase Agreement (Cost $11,122,000)	11,122,000

	Securities Lending CollateralCC: 24.7%
73,372,935	The Bank of New York Institutional Cash Reserves Fund	73,372,935

	Total Securities Lending Collateral (Cost $73,372,935)	73,372,935

	Total Short-Term Investments (Cost $84,494,935)	84,494,935

Total Investments in Securities (Cost $336,974,665)*	125.9%	$373,496,915
Other Assets and Liabilities-Net	(25.9)	(76,774,971)

Net Assets	100.0%	$296,721,944

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,480,398
Gross Unrealized Depreciation	(2,958,148)

Net Unrealized Appreciation	$36,522,250

See Accompanying Notes to Financial Statements

123

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.4%
		Aerospace/ Defense: 5.1%
1,500		Lockheed Martin Corp.	$135,675
2,900		Raytheon Co.	148,016

			283,691

		Airlines: 2.1%
2,879	@	Continental Airlines, Inc.	117,003

			117,003

		Apparel: 5.2%
2,300	@	Guess ?, Inc.	142,968
3,000		Phillips-Van Heusen	147,990

			290,958

		Banks: 0.5%
700	@@	Banco Bradesco SA ADR	26,397

			26,397

		Commercial Services: 2.5%
3,400	@@	Accenture Ltd.	114,580
600		Equifax, Inc.	22,794

			137,374

		Computers: 4.2%
2,400		Hewlett-Packard Co.	94,704
1,500		International Business Machines Corp.	137,880

			232,584

		Diversified Financial Services: 1.2%
3,700		Charles Schwab Corp.	67,858

			67,858

		Electronics: 1.1%
1,600		Applera Corp. — Applied Biosystems Group	58,304

			58,304

		Food: 4.8%
3,100		Campbell Soup Co.	118,017
2,600		General Mills, Inc.	145,470

			263,487

		Healthcare — Services: 4.9%
3,300		Aetna, Inc.	136,323
2,100	@	WellCare Health Plans, Inc.	135,597

			271,920

		Insurance: 15.8%
3,700	@@	Axis Capital Holdings Ltd.	126,651
2,700		Chubb Corp.	139,752
1,200		Hartford Financial Services Group, Inc.	102,912
1,900		Metlife, Inc.	111,587
2,000		Prudential Financial, Inc.	162,960
1,800		Safeco Corp.	109,026
3,450		WR Berkley Corp.	121,130

			874,018

		Iron/ Steel: 3.5%
2,943		Chaparral Steel Co.	136,850
1,000		Nucor Corp.	59,850

			196,700

		Machinery — Diversified: 1.7%
800		Cummins, Inc.	95,936

			95,936

		Media: 2.5%
2,100		McGraw-Hill Cos., Inc.	139,965

			139,965

		Oil & Gas: 5.0%
1,600		Chevron Corp.	115,712
2,100		ExxonMobil Corp.	161,301

			277,013

		Pharmaceuticals: 5.6%
3,300		AmerisourceBergen Corp.	151,767
1,200	@@	AstraZeneca PLC ADR	69,468
3,400	@	King Pharmaceuticals, Inc.	56,202
800		Merck & Co., Inc.	35,608

			313,045

		Retail: 20.4%
2,700		American Eagle Outfitters	121,986
2,500	@	AnnTaylor Stores Corp.	86,250
1,400		Darden Restaurants, Inc.	56,210
3,500	@	Dollar Tree Stores, Inc.	105,035
2,800		Gap, Inc.	52,416
1,800		JC Penney Co., Inc.	139,212
2,000	@	Kohl’s Corp.	139,200
3,300		McDonald’s Corp.	138,501
2,300		Nordstrom, Inc.	112,746
3,400	@	Office Depot, Inc.	128,724
1,900		TJX Cos., Inc.	52,098

			1,132,378

		Semiconductors: 4.7%
800	@,@@	ASML Holding NV	19,920
7,800	@,@@	Infineon Technologies AG ADR	100,854
12,900	@	LSI Logic Corp.	137,514

			258,288

		Software: 4.5%
6,800	@	BEA Systems, Inc.	93,636
4,700	@	BMC Software, Inc.	153,032

			246,668

		Telecommunications: 3.1%
1,000	@@	China Mobile Ltd. ADR	42,200
4,900	@	Cisco Systems, Inc.	131,711

			173,911

Total Investments in Securities (Cost $4,853,033)*	98.4%	$5,457,498
Other Assets and Liabilities-Net	1.6	88,109

Net Assets	100.0%	$5,545,607

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$641,109
Gross Unrealized Depreciation	(36,644)

Net Unrealized Appreciation	$604,465

124

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.0%
		Advertising: 0.6%
60,300	@,L	Gaiam, Inc.	$824,904

			824,904

		Aerospace/ Defense: 2.0%
21,900		DRS Technologies, Inc.	1,088,211
20,000	@	Esterline Technologies Corp.	778,800
30,800	@	Moog, Inc.	1,126,664

			2,993,675

		Apparel: 2.9%
50,600	@	Carter’s, Inc.	1,394,536
25,400	@,@@, L	Gildan Activewear, Inc.	1,400,810
24,500		Phillips-Van Heusen	1,208,585
10,525	@	Steven Madden Ltd.	387,004

			4,390,935

		Banks: 1.5%
38,043		Boston Private Financial Holdings, Inc.	1,032,867
9,700	@,L	SVB Financial Group	460,556
21,300		Whitney Holding Corp.	686,499

			2,179,922

		Biotechnology: 2.9%
24,500	@,L	Alexion Pharmaceuticals, Inc.	1,060,360
77,400	@,L	Human Genome Sciences, Inc.	969,048
39,800	@,L	ICos. Corp.	1,285,142
23,100	@	Integra LifeSciences Holdings Corp.	956,571

			4,271,121

		Chemicals: 2.5%
23,800		Albemarle Corp.	1,659,812
8,000		MacDermid, Inc.	261,200
72,700		UAP Holding Corp.	1,745,527

			3,666,539

		Commercial Services: 5.5%
22,700	@,L	Advisory Board Co.	1,259,169
30,500		Arbitron, Inc.	1,345,355
59,628		Diamond Management & Technology Consultants, Inc.	664,852
35,600	@,L	FTI Consulting, Inc.	956,928
30,000	@	Geo Group, Inc.	1,126,800
40,350	L	Healthcare Services Group	1,008,750
19,900	@,L	Huron Consulting Group, Inc.	818,686
13,832	@	Kendle International, Inc.	484,535
31,200	@,L	Navigant Consulting, Inc.	594,360

			8,259,435

		Computers: 4.4%
6,400	@	CACI International, Inc.	382,976
43,800	@	Electronics for Imaging	1,073,100
29,500	@,L	Komag, Inc.	1,164,660
17,300	@,L	Kronos, Inc.	609,998
35,065	@,L	Micros Systems, Inc.	1,785,510
69,900	@,L	Palm, Inc.	979,299
20,700	@,L	SRA International, Inc.	604,026

			6,599,569

		Cosmetics/ Personal Care: 0.3%
25,600	@,L	Physicians Formula Holdings, Inc.	468,480

			468,480

		Distribution/ Wholesale: 2.0%
64,000	@,L	Brightpoint, Inc.	883,840
34,288	@	Nuco2, Inc.	856,171
30,550	L	Pool Corp.	1,251,634

			2,991,645

		Diversified Financial Services: 2.6%
29,544	@,L	CompuCredit Corp.	1,112,627
10,900	@	GFI Group, Inc.	616,504
14,600		International Securities Exchange, Inc.	776,428
20,400	@	Investment Technology Group, Inc.	765,000
11,600		Nuveen Investments, Inc.	575,592

			3,846,151

		Electronics: 3.5%
10,000	@,L	Cymer, Inc.	472,500
22,100	@,L	Itron, Inc.	1,060,579
59,600		Keithley Instruments, Inc.	749,768
27,818	@,L	Measurement Specialties, Inc.	672,639
28,100	@	Thomas & Betts Corp.	1,457,547
20,000	@	Varian, Inc.	881,600

			5,294,633

		Engineering & Construction: 0.8%
18,900	@	EMCOR Group, Inc.	1,127,763

			1,127,763

		Entertainment: 0.5%
29,600	@	Macrovision Corp.	818,440

			818,440

		Healthcare — Products: 3.9%
34,900	@,L	Arthrocare Corp.	1,454,283
35,400	@	DJO, Inc.	1,505,208
14,400	@	Haemonetics Corp.	652,032
12,600	@,L	Hologic, Inc.	630,378
22,101	@,L	Kyphon, Inc.	746,351
43,191	@,L	PSS World Medical, Inc.	904,420

			5,892,672

		Healthcare — Services: 4.4%
25,200	@,L	Amedisys, Inc.	987,084
14,400	@,L	Healthways, Inc.	661,968
26,200	@,L	Magellan Health Services, Inc.	1,152,276
32,700	@	Pediatrix Medical Group, Inc.	1,574,505
49,500	@,L	Psychiatric Solutions, Inc.	1,801,305
6,300	@,L	WellCare Health Plans, Inc.	406,791

			6,583,929

		Housewares: 1.1%
36,900		Toro Co.	1,656,810

			1,656,810

		Insurance: 1.4%
47,300	@@	Aspen Insurance Holdings Ltd.	1,274,735
15,353	@	ProAssurance Corp.	786,534

			2,061,269

		Internet: 5.5%
61,000	@,L	24/7 Real Media, Inc.	531,920
39,000	@	aQuantive, Inc.	932,100
7,609	@,L	Digital Insight Corp.	290,359
7,300	@	F5 Networks, Inc.	546,113
16,000	@,L	Nutri/ System, Inc.	1,104,800
102,100	@,L	Sapient Corp.	557,466
31,430	@,L	Trizetto Group	543,425
84,800	@,L	Valueclick, Inc.	2,108,976

See Accompanying Notes to Financial Statements

125

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Internet (continued)
43,600	@,L	WebEx Communications, Inc.	$1,565,240

			8,180,399

		Iron/ Steel: 1.0%
2,600		Allegheny Technologies, Inc.	233,090
27,200	L	Cleveland-Cliffs, Inc.	1,306,688

			1,539,778

		Leisure Time: 1.0%
30,800	@,L	Life Time Fitness, Inc.	1,518,748

			1,518,748

		Lodging: 0.7%
88,400	@	Red Lion Hotels Corp.	1,087,320

			1,087,320

		Machinery — Diversified: 2.1%
5,000	@	Middleby Corp.	507,500
24,000		Nordson Corp.	1,158,960
44,400		Wabtec Corp.	1,458,540

			3,125,000

		Metal Fabricate/ Hardware: 0.5%
11,400	@	NS Group, Inc.	754,110

			754,110

		Mining: 0.4%
98,000	@,L	Coeur d’Alene Mines Corp.	534,100

			534,100

		Oil & Gas: 4.9%
45,400	@,L	Carrizo Oil & Gas, Inc.	1,511,820
68,500	@	EXCO Resources, Inc.	1,005,580
82,900	@,L	McMoRan Exploration Co.	1,302,359
71,400	@,L	Parallel Petroleum Corp.	1,410,150
50,700	@	Petroquest Energy, Inc.	635,778
34,800	@	Southwestern Energy Co.	1,466,124

			7,331,811

		Oil & Gas Services: 2.9%
36,000	@,L	Dresser-Rand Group, Inc.	871,560
20,500	@	FMC Technologies, Inc.	1,230,205
18,700	@,L	Oil States International, Inc.	650,947
47,800	@	Superior Energy Services	1,556,846

			4,309,558

		Packaging & Containers: 1.0%
15,500		Greif, Inc.	1,536,825

			1,536,825

		Pharmaceuticals: 4.7%
60,600	@,L	Alkermes, Inc.	919,908
72,600	@	BioMarin Pharmaceuticals, Inc.	1,242,186
54,200	@,L	Cubist Pharmaceuticals, Inc.	1,103,512
54,300	@	HealthExtras, Inc.	1,160,934
46,800	@,L	Sciele Pharma, Inc.	1,058,148
20,000	@	Theravance, Inc.	625,800
16,000	@,L	United Therapeutics Corp.	931,520

			7,042,008

		Real Estate Investment Trusts: 1.9%
22,600	L	Digital Realty Trust, Inc.	823,544
28,000	L	Nationwide Health Properties, Inc.	828,520
63,700	L	Omega Healthcare Investors, Inc.	1,128,764

			2,780,828

		Retail: 5.8%
56,100		Casey’s General Stores, Inc.	1,396,329
19,391	L	Cash America International, Inc.	855,919
7,500	@	Childrens Place Retail Stores, Inc.	483,900
30,600	@,L	JOS A Bank Clothiers, Inc.	917,694
63,100	@	Morton’s Restaurant Group, Inc.	1,028,530
19,200		Ruby Tuesday, Inc.	518,208
45,000	@,L	Sonic Corp.	1,056,600
24,000	@,L	Tractor Supply Co.	1,142,400
29,500	@	Tween Brands, Inc.	1,236,640

			8,636,220

		Savings & Loans: 1.6%
24,161		Flagstar Bancorp., Inc.	363,623
119,308		NewAlliance Bancshares, Inc.	1,950,686

			2,314,309

		Semiconductors: 7.9%
36,000	@	Actel Corp.	671,760
123,700	@	Axcelis Technologies, Inc.	790,443
149,600	@,L	Entegris, Inc.	1,594,736
64,900	@	Fairchild Semiconductor International, Inc.	1,059,168
33,600	@,L	Formfactor, Inc.	1,255,296
23,000	@	Integrated Device Technology, Inc.	379,500
68,200	@	Micrel, Inc.	787,710
55,900	@,L	Microsemi Corp.	1,154,335
85,000	@	Semtech Corp.	1,115,200
34,700	@,L	Tessera Technologies, Inc.	1,314,089
15,000	@,L	Varian Semiconductor Equipment Associates, Inc.	595,950
60,100	@,@@,	Verigy Ltd.	1,072,184

	L		11,790,371

		Software: 4.5%
20,900	@	Activision, Inc.	356,345
45,400	@	Ansys, Inc.	2,131,530
27,400		Blackbaud, Inc.	706,646
118,700	@,L	Informatica Corp.	1,430,335
22,100	@	Progress Software Corp.	599,131
44,000	@,L	THQ, Inc.	1,432,200

			6,656,187

		Storage/ Warehousing: 1.0%
54,400	@,L	Mobile Mini, Inc.	1,493,824

			1,493,824

		Telecommunications: 3.4%
37,900	L	Adtran, Inc.	825,841
101,200	@	Arris Group, Inc.	1,207,316
80,645	@,L	Powerwave Technologies, Inc.	516,934
37,200	@	RCN Corp.	1,118,232
50,600	@,L	SBA Communications Corp.	1,435,522

			5,103,845

		Transportation: 2.4%
16,200	L	Forward Air Corp.	539,460
52,500	@,L	HUB Group, Inc.	1,498,350
52,500		Knight Transportation, Inc.	925,050
18,800	@,L	PHI, Inc.	636,568

			3,599,428

		Total Common Stock (Cost $123,902,883)	143,262,561

See Accompanying Notes to Financial Statements

126

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 32.0%
	Repurchase Agreement: 4.7%
$7,059,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $7,060,035 to be received upon repurchase (Collateralized by $6,993,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $7,200,640, due 06/15/08)	$7,059,000

	Total Repurchase Agreement (Cost $7,059,000)	7,059,000

	Securities Lending CollateralCC: 27.3%
40,639,690	The Bank of New York Institutional Cash Reserves Fund	40,639,690

	Total Securities Lending Collateral (Cost $40,639,690)	40,639,690

	Total Short-Term Investments (Cost $47,698,690)	47,698,690

Total Investments in Securities (Cost $171,601,573)*	128.0%	$190,961,251
Other Assets and Liabilities-Net	(28.0)	(41,729,507)

Net Assets	100.0%	$149,231,744

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
*	Cost for federal income tax purposes is $171,668,498. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,453,367
Gross Unrealized Depreciation	(3,160,614)

Net Unrealized Appreciation	$19,292,753

See Accompanying Notes to Financial Statements

127

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.0%
		Banks: 28.5%
118,900		Associated Banc-Corp.	$3,952,236
320,107		Bank of America Corp.	17,237,762
267,939		Bank of New York Co., Inc.	9,522,552
104,466		Capital One Financial Corp.	8,135,812
45,700		PNC Financial Services Group, Inc.	3,230,533
162,000		Prosperity Bancshares, Inc.	5,493,420
347,319		US Bancorp	11,683,811
188,387		Wachovia Corp.	10,208,692
399,490		Wells Fargo & Co.	14,078,028
52,586		Zions Bancorp	4,114,329

			87,657,175

		Commercial Services: 0.8%
109,334		Western Union Co.	2,492,815

			2,492,815

		Diversified Financial Services: 33.3%
97,791	@	Affiliated Managers Group, Inc.	9,985,439
96,808		American Express Co.	5,684,566
60,600		CIT Group, Inc.	3,151,806
352,800		Citigroup, Inc.	17,495,352
181,174		Countrywide Financial Corp.	7,196,231
105,998	@	E*Trade Financial Corp.	2,551,372
73,926		Fannie Mae	4,216,000
50,480		Franklin Resources, Inc.	5,388,235
78,417		Freddie Mac	5,266,486
25,573		Goldman Sachs Group, Inc.	4,981,620
314,198		JPMorgan Chase & Co.	14,541,083
41,732		Lehman Brothers Holdings, Inc.	3,074,396
108,554		Merrill Lynch & Co., Inc.	9,490,876
60,965		Morgan Stanley	4,643,094
271,400	@	TD Ameritrade Holding Corp.	4,765,784

			102,432,340

		Home Builders: 1.3%
151,680		D.R. Horton, Inc.	4,040,755

			4,040,755

		Insurance: 29.3%
108,045	@@	ACE Ltd.	6,141,278
121,200		Aflac, Inc.	5,349,768
207,571		American International Group, Inc.	14,596,393
132,600		AON Corp.	4,731,168
129,400	@@	Axis Capital Holdings Ltd.	4,429,362
153,400	@@	Endurance Specialty Holdings Ltd.	5,757,102
124,099		Genworth Financial, Inc.	4,070,447
51,336		Hartford Financial Services Group, Inc.	4,402,575
57,915		Lincoln National Corp.	3,682,815
145,500		Metlife, Inc.	8,545,215
74,650		PMI Group, Inc.	3,233,092
66,700		Protective Life Corp.	3,149,574
72,188		Prudential Financial, Inc.	5,881,878
161,300	@@	Security Capital Assurance Ltd.	4,084,116
159,305		St. Paul Travelers Cos., Inc.	8,253,592
82,700		Stancorp Financial Group, Inc.	3,755,407

			90,063,782

		Internet: 1.3%
93,100	@	Checkfree Corp.	3,892,511

			3,892,511

		Real Estate Investment Trusts: 1.6%
68,600	@	Douglas Emmett, Inc.	1,804,180
62,100		Liberty Property Trust	3,180,141

			4,984,321

		Software: 0.9%
109,334		First Data Corp.	2,760,684

			2,760,684

		Total Common Stock (Cost $222,029,988)	298,324,383

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.0%
		Money Market: 1.6%
$5,000,000	**	ING Institutional Prime Money Market Fund	$5,000,000

		Total Money Market (Cost $5,000,000)	5,000,000

		Repurchase Agreement: 1.4%
4,288,000		Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $4,288,629 to be received upon repurchase (Collateralized by $4,248,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $4,374,134, due 06/15/08)	4,288,000

		Total Repurchase Agreement (Cost $4,288,000)	4,288,000

		Total Short-Term Investments (Cost $9,288,000)	9,288,000

Total Investments in Securities (Cost $231,317,988)*	100.0%	$307,612,383
Other Assets and Liabilities-Net	(0.0)	(138,005)

Net Assets	100.0%	$307,474,378

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliated company
*	Cost for federal income tax purposes is $231,482,753. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$77,789,326
Gross Unrealized Depreciation	(1,659,696)

Net Unrealized Appreciation	$76,129,630

See Accompanying Notes to Financial Statements

128

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 90.3%
		Agriculture: 1.5%
19,530		Altria Group, Inc.	$1,644,621

			1,644,621

		Auto Manufacturers: 7.1%
525,230		Ford Motor Co.	4,270,120
120,760		General Motors Corp.	3,529,815

			7,799,935

		Auto Parts & Equipment: 0.7%
330,390	@	Delphi Corp.	816,063

			816,063

		Banks: 4.2%
66,540		Fifth Third Bancorp.	2,623,672
114,460	@@	Popular, Inc.	2,025,942

			4,649,614

		Commercial Services: 3.0%
136,640		H&R Block, Inc.	3,279,360

			3,279,360

		Computers: 8.5%
128,000	@	Dell, Inc.	3,486,720
79,990		Electronic Data Systems Corp.	2,170,929
27,720		International Business Machines Corp.	2,548,022
160,620	@	Unisys Corp.	1,158,070

			9,363,741

		Diversified Financial Services: 1.8%
40,830		Citigroup, Inc.	2,024,760

			2,024,760

		Food: 9.9%
118,900		Kroger Co.	2,551,594
86,860		Safeway, Inc.	2,676,157
186,593		Sara Lee Corp.	3,093,712
74,830		Supervalu, Inc.	2,563,676

			10,885,139

		Healthcare — Products: 2.9%
202,241	@	Boston Scientific Corp.	3,199,453

			3,199,453

		Healthcare — Services: 1.5%
225,570	@	Tenet Healthcare Corp.	1,599,291

			1,599,291

		Home Furnishings: 2.4%
31,210		Whirlpool Corp.	2,662,213

			2,662,213

		Insurance: 5.0%
77,440	@	Conseco, Inc.	1,540,282
23,610		Loews Corp.	942,511
67,210		Marsh & McLennan Cos., Inc.	2,111,738
16,740		Nationwide Financial Services	870,480

			5,465,011

		Media: 5.1%
58,640		Gannett Co., Inc.	3,490,253
4,435	@	Idearc, Inc.	122,140
64,130		Tribune Co.	2,039,334

			5,651,727

		Miscellaneous Manufacturing: 3.0%
126,990		Eastman Kodak Co.	3,304,280

			3,304,280

		Office/ Business Equipment: 2.2%
143,550	@	Xerox Corp.	2,368,575

			2,368,575

		Pharmaceuticals: 12.3%
110,340		Bristol-Myers Squibb Co.	2,739,742
55,960		Merck & Co., Inc.	2,490,780
122,090		Pfizer, Inc.	3,356,254
125,010		Schering-Plough Corp.	2,751,470
45,410		Wyeth	2,192,395

			13,530,641

		Pipelines: 2.2%
161,640		El Paso Corp.	2,359,944

			2,359,944

		Semiconductors: 5.8%
165,900		Intel Corp.	3,541,965
193,800	@	Micron Technology, Inc.	2,829,480

			6,371,445

		Software: 2.3%
86,310		Microsoft Corp.	2,531,472

			2,531,472

		Telecommunications: 8.9%
21,260		AT&T, Inc.	720,927
36,930		BellSouth Corp.	1,646,709
1,697,230	@	Lucent Technologies, Inc.	4,327,937
88,710		Verizon Communications, Inc.	3,099,526

			9,795,099

		Total Common Stock (Cost $92,332,057)	99,302,384

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 9.0%
	U.S. Government Agency Obligations: 9.0%
$9,828,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$9,826,640

	Total Short-Term Investments (Cost $9,826,640)	9,826,640

Total Investments in Securities (Cost $102,158,697)*	99.3%	$109,129,024
Other Assets and Liabilities-Net	0.7	812,979

Net Assets	100.0%	$109,942,003

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,432,048
Gross Unrealized Depreciation	(2,461,721)

Net Unrealized Appreciation	$6,970,327

129

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.6%
		Aerospace/ Defense: 1.7%
21,200		Boeing Co.	$1,876,836
69,000		United Technologies Corp.	4,452,570

			6,329,406

		Agriculture: 4.9%
166,700		Altria Group, Inc.	14,037,807
64,400		Loews Corp.	4,016,628

			18,054,435

		Banks: 9.3%
268,300		Bank of America Corp.	14,447,955
184,300		Bank of New York Co., Inc.	6,550,022
46,766	L	Capital One Financial Corp.	3,642,136
270,400		Wells Fargo & Co.	9,528,896

			34,169,009

		Beverages: 1.9%
78,000		Coca-Cola Co.	3,652,740
45,100		Molson Coors Brewing Co.	3,205,708

			6,858,448

		Building Materials: 1.0%
236,900	@,L	Goodman Global, Inc.	3,792,769

			3,792,769

		Chemicals: 2.1%
56,800		Air Products & Chemicals, Inc.	3,927,152
55,300		Ashland, Inc.	3,738,833

			7,665,985

		Coal: 0.8%
65,400	L	Peabody Energy Corp.	3,009,054

			3,009,054

		Computers: 2.1%
102,700		Hewlett-Packard Co.	4,052,542
148,900	@@,L	Seagate Technology, Inc.	3,835,664

			7,888,206

		Cosmetics/ Personal Care: 2.5%
145,900		Procter & Gamble Co.	9,161,061

			9,161,061

		Diversified Financial Services: 13.3%
38,400	@,L	Affiliated Managers Group, Inc.	3,921,024
201,500		Citigroup, Inc.	9,992,385
132,000	L	Countrywide Financial Corp.	5,243,040
153,804	@	E*Trade Financial Corp.	3,702,062
29,600		Freddie Mac	1,987,936
263,300		JPMorgan Chase & Co.	12,185,524
82,300		Merrill Lynch & Co., Inc.	7,195,489
59,600		Morgan Stanley	4,539,136

			48,766,596

		Electric: 3.6%
32,113	@	Dynegy, Inc.	—
257,800	@,L	Mirant Corp.	7,842,276
114,600	L	PG&E Corp.	5,263,578

			13,105,854

		Electrical Components & Equipment: 1.0%
85,000	@,L	General Cable Corp.	3,612,500

			3,612,500

		Electronics: 1.4%
475,000	@,@@,	Flextronics International Ltd.	5,343,750

	L		5,343,750

		Energy — Alternate Sources: 0.0%
2,037	@,L	Evergreen Energy, Inc.	17,926

			17,926

		Engineering & Construction: 1.1%
255,000	@@,L	ABB Ltd. ADR	4,151,400

			4,151,400

		Entertainment: 1.2%
208,100		Regal Entertainment Group	4,330,561

			4,330,561

		Food: 0.9%
131,634	@,L	Smithfield Foods, Inc.	3,472,505

			3,472,505

		Gas: 1.2%
81,800	L	Sempra Energy	4,458,100

			4,458,100

		Healthcare — Products: 0.8%
79,400	@	St. Jude Medical, Inc.	2,959,238

			2,959,238

		Healthcare — Services: 1.0%
89,000		Aetna, Inc.	3,676,590

			3,676,590

		Insurance: 8.1%
103,000		American International Group, Inc.	7,242,960
227,800	@,L	Conseco, Inc.	4,530,942
88,600		Genworth Financial, Inc.	2,906,080
114,400		Metlife, Inc.	6,718,712
39,300		Protective Life Corp.	1,855,746
83,400		St. Paul Travelers Cos., Inc.	4,320,954
45,090		Stancorp Financial Group, Inc.	2,047,537

			29,622,931

		Iron/ Steel: 0.5%
21,000	L	Allegheny Technologies, Inc.	1,882,650

			1,882,650

		Lodging: 0.9%
77,800	L	Boyd Gaming Corp.	3,294,830

			3,294,830

		Media: 1.6%
104,600		Time Warner, Inc.	2,106,644
110,300		Walt Disney Co.	3,645,415

			5,752,059

		Mining: 0.8%
49,400		Freeport-McMoRan Copper & Gold, Inc.	3,105,778

			3,105,778

		Miscellaneous Manufacturing: 1.9%
81,600		Dover Corp.	4,104,480
80,300		General Electric Co.	2,832,984

			6,937,464

		Oil & Gas: 12.1%
40,900		Chevron Corp.	2,957,888
55,900		ConocoPhillips	3,762,070
227,600		ExxonMobil Corp.	17,481,956

See Accompanying Notes to Financial Statements

130

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas (continued)
159,400	@	Newfield Exploration Co.	$7,933,338
135,600	@	Plains Exploration & Production Co.	6,384,048
160,400	L	Rowan Cos., Inc.	5,777,608

			44,296,908

		Oil & Gas Services: 1.2%
96,800	@	Weatherford International Ltd.	4,347,288

			4,347,288

		Pharmaceuticals: 5.3%
74,128	@	Medco Health Solutions, Inc.	3,721,967
445,200		Pfizer, Inc.	12,238,548
75,300		Wyeth	3,635,484

			19,595,999

		Real Estate Investment Trusts: 2.0%
75,600	L	KKR Financial Corp.	2,023,056
66,700		Liberty Property Trust	3,415,707
66,000		Sunstone Hotel Investors, Inc.	1,840,080

			7,278,843

		Retail: 1.0%
87,400		McDonald’s Corp.	3,668,178

			3,668,178

		Savings & Loans: 1.4%
376,700	L	Hudson City Bancorp., Inc.	4,998,809

			4,998,809

		Semiconductors: 1.1%
362,696	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,898,982

			3,898,982

		Telecommunications: 6.2%
341,300	L	AT&T, Inc.	11,573,483
208,800		Motorola, Inc.	4,629,096
337,200	@,L	Qwest Communications International, Inc.	2,593,068
198,600		Sprint Nextel Corp.	3,874,686

			22,670,333

		Transportation: 0.7%
30,300		Union Pacific Corp.	2,742,756

			2,742,756

		Total Common Stock (Cost $294,534,513)	354,917,201

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 20.7%
	Repurchase Agreement: 3.3%
$12,109,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $12,110,776 to be received upon repurchase (Collateralized by $12,676,000 Federal National Mortgage Association, Discount Note, Market Value $12,351,494, due 05/30/07)	$12,109,000

	Total Repurchase Agreement (Cost $12,109,000)	12,109,000

	Securities Lending CollateralCC: 17.4%
63,985,533	The Bank of New York Institutional Cash Reserves Fund	63,985,533

	Total Securities Lending Collateral (Cost $63,985,533)	63,985,533

	Total Short-Term Investments (Cost $76,094,533)	76,094,533

Total Investments in Securities (Cost $370,629,046)*	117.3%	$431,011,734
Other Assets and Liabilities-Net	(17.3)	(63,680,595)

Net Assets	100.0%	$367,331,139

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*	Cost for federal income tax purposes is $370,821,789. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,409,006
Gross Unrealized Depreciation	(2,219,061)

Net Unrealized Appreciation	$60,189,945

See Accompanying Notes to Financial Statements

131

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.7%
		Auto Parts & Equipment: 21.8%
99,060		American Axle & Manufacturing Holdings, Inc.	$1,812,798
196,910	L	ArvinMeritor, Inc.	3,408,512
133,700		Cooper Tire & Rubber Co.	1,768,851
381,310	@,L	Dana Corp.	625,348
1,010,570	@,L	Delphi Corp.	2,496,108
177,155	@,L	Goodyear Tire & Rubber Co.	2,985,062
93,400	L	Lear Corp.	2,890,730
284,915	@,L	Visteon Corp.	2,290,717

			18,278,126

		Banks: 4.3%
22,000	@@,L	First Bancorp	220,440
75,300	@@,L	Popular, Inc.	1,332,810
337,900	@@	W Holding Co., Inc.	2,074,706

			3,627,956

		Chemicals: 7.3%
372,160		Chemtura Corp.	3,602,509
147,430	@,L	Huntsman Corp.	2,566,756

			6,169,265

		Commercial Services: 2.2%
73,550	L	Deluxe Corp.	1,810,801

			1,810,801

		Computers: 9.1%
181,487	@	BISYS Group, Inc.	2,176,029
705,400	@,L	Gateway, Inc.	1,340,260
33,980	@	Synopsys, Inc.	868,189
445,730	@	Unisys Corp.	3,213,713

			7,598,191

		Electric: 1.7%
206,859	@	Dynegy, Inc.	1,395,617
162,000	L,X	Mirant Corp.	—

			1,395,617

		Electronics: 9.6%
219,680	@,L	Kemet Corp.	1,614,648
774,810	@	Sanmina-SCI Corp.	2,866,797
1,081,072	@	Solectron Corp.	3,599,970

			8,081,415

		Food: 12.2%
170,530		Del Monte Foods Co.	1,925,284
91,741	L	Pilgrim’s Pride Corp.	2,341,230
59,980	L	Safeway, Inc.	1,847,984
48,173		Supervalu, Inc.	1,650,407
153,400		Tyson Foods, Inc.	2,437,526

			10,202,431

		Healthcare — Services: 4.6%
549,240	@,L	Tenet Healthcare Corp.	3,894,112

			3,894,112

		Home Furnishings: 1.4%
13,904		Whirlpool Corp.	1,186,011

			1,186,011

		Household Products/ Wares: 2.5%
89,670	L	American Greetings Corp.	2,135,043

			2,135,043

		Insurance: 2.6%
60,000	@,L	Conseco, Inc.	1,193,400
63,070		Phoenix Cos., Inc.	1,018,581

			2,211,981

		Machinery — Diversified: 2.7%
83,220		Briggs & Stratton Corp.	2,254,430

			2,254,430

		Media: 5.1%
56,730		McClatchy Co.	2,363,939
78,140	L	New York Times Co.	1,886,300

			4,250,239

		Semiconductors: 2.9%
134,129	@,L	Agere Systems, Inc.	2,403,592

			2,403,592

		Telecommunications: 7.7%
488,610	@,L	3Com Corp.	2,047,276
460,580	@	Cincinnati Bell, Inc.	2,081,822
266,100	@,L	Utstarcom, Inc.	2,362,965

			6,492,063

		Total Common Stock (Cost $93,568,597)	81,991,273

WARRANTS: 0.2%
		Electric: 0.2%
14,097		Mirant Corp.	169,164

			169,164

		Total Warrants (Cost $502,410)	169,164

		Total Long-Term Investments (Cost $94,071,007)	82,160,437

See Accompanying Notes to Financial Statements

132

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 31.6%
	U.S. Government Agency Obligations: 2.1%
$1,765,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$1,764,756

	Total U.S. Government Agency Obligations (Cost $1,764,756)	1,764,756

	Securities Lending CollateralCC: 29.5%
24,719,658	The Bank of New York Institutional Cash Reserves Fund	24,719,658

	Total Securities Lending Collateral (Cost $24,719,658)	24,719,658

	Total Short-Term Investments (Cost $26,484,414)	26,484,414

Total Investments in Securities (Cost $120,555,421)*	129.5%	$108,644,851
Other Assets and Liabilities-Net	(29.5)	(24,777,793)

Net Assets	100.0%	$83,867,058

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,652,833
Gross Unrealized Depreciation	(17,563,403)

Net Unrealized Depreciation	$(11,910,570)

See Accompanying Notes to Financial Statements

133

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 67.5%
		Aerospace/ Defense: 0.2%
16,000	@	Orbital Sciences Corp.	$289,920

			289,920

		Agriculture: 0.0%
600		Archer-Daniels-Midland Co.	21,060

			21,060

		Auto Parts & Equipment: 1.0%
20,800	@@	Magna International, Inc.	1,598,688

			1,598,688

		Chemicals: 2.0%
24,600		Aceto Corp.	209,100
119,800	@	Mosaic Co.	2,551,740
26,600		Sensient Technologies Corp.	633,878

			3,394,718

		Coal: 0.9%
34,100		Peabody Energy Corp.	1,568,941

			1,568,941

		Commercial Services: 0.9%
29,200	@@,L	Toppan Printing Co., Ltd. ADR	1,569,132

			1,569,132

		Cosmetics/ Personal Care: 1.0%
5,900	@@	Kao Corp. ADR	1,591,630

			1,591,630

		Distribution/ Wholesale: 1.0%
8,800	L	CDW Corp.	620,400
25,400	@	Tech Data Corp.	1,062,228

			1,682,628

		Diversified Financial Services: 2.1%
151,900	@@	Acom Co., Ltd. ADR	1,434,878
123,900	@@	Promise Co., Ltd. ADR	2,131,861

			3,566,739

		Electric: 9.0%
18,700		Alliant Energy Corp.	727,430
15,000		Ameren Corp.	820,650
19,100		American Electric Power Co., Inc.	792,841
150,000	@@,L	Centrais Eletricas Brasileiras SA ADR	1,594,080
45,600	L	DTE Energy Co.	2,147,304
24,500	@@	Energias de Portugal SA ADR	1,160,810
24,600		Idacorp, Inc.	983,754
6,300	@@	Korea Electric Power Corp. ADR	135,387
15,400	@,L	NRG Energy, Inc.	876,568
61,600		PNM Resources, Inc.	1,891,120
1,100	L	Progress Energy, Inc.	52,547
160,500		Puget Energy, Inc.	3,986,820

			15,169,311

		Electronics: 1.1%
12,900	@	OSI Systems, Inc.	244,971
88,100	@,@@, #,L	Samsung SDI Co., Ltd. GDR	1,571,264

			1,816,235

		Engineering & Construction: 0.9%
48,800	@	Shaw Group, Inc.	1,458,632

			1,458,632

		Environmental Control: 1.4%
185,000	@,L	Allied Waste Industries, Inc.	2,345,800

			2,345,800

		Food: 9.0%
27,200		Kroger Co.	583,712
108,500		Sara Lee Corp.	1,798,930
143,200	@	Smithfield Foods, Inc.	3,777,616
65,611		Supervalu, Inc.	2,247,833
426,100		Tyson Foods, Inc.	6,770,729

			15,178,820

		Forest Products & Paper: 5.4%
153,400		Bowater, Inc.	3,344,120
61,300	@,L	Buckeye Technologies, Inc.	719,662
350,400	@,@@, L	Domtar, Inc.	2,515,872
170,800		Wausau Paper Corp.	2,555,168

			9,134,822

		Healthcare — Services: 0.7%
50,200	@,L	Apria Healthcare Group, Inc.	1,253,494

			1,253,494

		Home Builders: 0.3%
29,400		Levitt Corp.	366,324
11,100	@@	Sekisui House Ltd. ADR	168,053

			534,377

		Insurance: 0.1%
4,200		AON Corp.	149,856

			149,856

		Machinery — Diversified: 3.8%
158,700	@,L	AGCO Corp.	4,956,201
2,700		Alamo Group, Inc.	62,208
3,800	@@,L	CNH Global NV	109,440
15,700		Lindsay Manufacturing Co.	540,865
700	@@	Metso Oyj	32,424
37,600	@,L	Tecumseh Products Co.	609,496

			6,310,634

		Media: 1.1%
54,900	@,L	Scholastic Corp.	1,829,268

			1,829,268

		Mining: 18.7%
158,400	@@	Alumina Ltd. ADR	3,169,584
109,050	@@,L	Anglogold Ashanti Ltd. ADR	5,258,391
326,800	@,L	Apex Silver Mines Ltd.	5,725,536
12,200	@,@@, L	Banro Corp.	153,720
77,495	@@	Barrick Gold Corp.	2,436,443
508,200	@,@@, L	Bema Gold Corp.	2,759,526
64,100	@,@@	Crystallex International Corp.	238,452
79,600	@,@@, L	Eldorado Gold Corp.	445,760
84,700	@,@@	Entree Gold, Inc.	127,897
14,400	@,@@	Gammon Lake Resources, Inc.	218,736
11,600	@@,L, X	Impala Platinum Holdings Ltd. ADR	289,420
215,500	@,@@, L	Ivanhoe Mines Ltd.	1,991,220
174,000	@,@@	Lihir Gold Ltd.	4,247,340
215,200	@@	Newcrest Mining Ltd. ADR	4,398,451
47,800	@,@@	Orezone Resources, Inc.	72,178

			31,532,654

See Accompanying Notes to Financial Statements

134

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas: 0.1%
2,500	@@	Nexen, Inc.	$137,025

			137,025

		Oil & Gas Services: 1.2%
29,400	@@,L	Technip SA	2,073,876

			2,073,876

		Telecommunications: 0.6%
40,500	@@	KT Corp. ADR	1,028,700

			1,028,700

		Transportation: 4.5%
83,600		CSX Corp.	2,997,896
34,100	L	Genco Shipping & Trading Ltd.	809,875
59,500	@@	Navios Maritime Holdings, Inc.	314,160
82,500	@@	Stolt-Nielsen SA ADR	2,532,747
7,769	@@,L	TNT NV ADR	326,065
5,700		Union Pacific Corp.	515,964

			7,496,707

		Water: 0.5%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo	837,000

			837,000

		Total Common Stock (Cost $95,194,910)	113,570,667

Principal
Amount			Value

CONVERTIBLE BONDS: 9.1%
		Aerospace/ Defense: 2.2%
$3,820,000	C	EDO Corp., 4.000%, due 11/15/25	$3,624,225

			3,624,225

		Airlines: 1.0%
1,820,000	C,L	JetBlue Airways Corp., 3.500%, due 07/15/33	1,747,200

			1,747,200

		Computers: 0.2%
290,000	C	Quantum Corp., 4.375%, due 08/01/10	262,813

			262,813

		Electrical Components & Equipment: 1.3%
2,639,100	C	GrafTech International Ltd., 1.625%, due 01/15/24	2,187,154

			2,187,154

		Electronics: 0.4%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,785
488,000	C	SCI Systems, Inc., 3.000%, due 03/15/07	485,560

			657,345

		Environmental Control: 0.6%
1,141,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,091,081

			1,091,081

		Media: 1.2%
2,022,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	2,062,440

			2,062,440

		Mining: 0.7%
379,000	@@,C	Apex Silver Mines Ltd., 2.875%, due 03/15/24	335,415
862,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	860,923

			1,196,338

		Semiconductors: 1.2%
655,000	C	Axcelis Technologies, Inc., 4.250%, due 01/15/07	654,383
845,000		Credence Systems Corp., 1.500%, due 05/15/08	774,231
180,000	C	International Rectifier Corp., 4.250%, due 07/15/07	179,325
356,000	C	Triquint Semiconductor, Inc., 4.000%, due 03/01/07	355,110

			1,963,049

		Telecommunications: 0.3%
617,000	C,L	Adaptec, Inc., 0.750%, due 12/22/23	559,928

			559,928

		Total Convertible Bonds (Cost $14,764,020)	15,351,573

		Total Long-Term Investments (Cost $109,958,930)	128,922,240

See Accompanying Notes to Financial Statements

135

PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 35.4%
	U.S. Government Agency Obligations: 20.1%
$33,718,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$33,713,336

	Total U.S. Government Agency Obligations (Cost $33,713,336)	33,713,336

	Securities Lending CollateralCC: 15.3%
25,802,088	The Bank of New York Institutional Cash Reserves Fund	25,802,088

	Total Securities Lending Collateral (Cost $25,802,088)	25,802,088

	Total Short-Term Investments (Cost $59,515,424)	59,515,424

Total Investments in Securities (Cost $169,474,354)*	112.0%	$188,437,664
Other Assets and Liabilities-Net	(12.0)	(20,224,140)

Net Assets	100.0%	$168,213,524

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned Security, a portion or all of the security is on loan at November 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $169,564,708. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,900,633
Gross Unrealized Depreciation	(1,027,677)

Net Unrealized Appreciation	$18,872,956

See Accompanying Notes to Financial Statements

136

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.8%
		Auto Manufacturers: 1.7%
64,600		Wabash National Corp.	$949,620

			949,620

		Auto Parts & Equipment: 25.1%
104,470		American Axle & Manufacturing Holdings, Inc.	1,911,801
149,467		ArvinMeritor, Inc.	2,587,274
120,270		Cooper Tire & Rubber Co.	1,591,172
261,100	@	Dana Corp.	428,204
98,169	@	Goodyear Tire & Rubber Co.	1,654,148
65,390		Lear Corp.	2,023,821
104,090		Superior Industries International	2,053,696
269,850	@	Visteon Corp.	2,169,594

			14,419,710

		Banks: 3.0%
105,590	@@	First Bancorp	1,058,012
106,080	@@	W Holding Co., Inc.	651,331

			1,709,343

		Chemicals: 3.2%
15,200		Chemtura Corp.	147,136
49,330		Sensient Technologies Corp.	1,175,534
143,620		Wellman, Inc.	505,542

			1,828,212

		Commercial Services: 1.7%
33,440		Kelly Services, Inc.	974,442

			974,442

		Computers: 3.0%
907,960	@	Gateway, Inc.	1,725,124

			1,725,124

		Diversified Financial Services: 0.9%
127,250	@@	Doral Financial Corp.	515,363

			515,363

		Electronics: 6.0%
223,780	@	Kemet Corp.	1,644,783
207,150	@	Sanmina-SCI Corp.	766,455
145,390	@	Stoneridge, Inc.	1,052,624

			3,463,862

		Food: 5.8%
111,400		Chiquita Brands International, Inc.	1,593,020
101,610		Del Monte Foods Co.	1,147,177
212,460	@	Interstate Bakeries	594,888

			3,335,085

		Hand/ Machine Tools: 1.6%
57,120		LS Starrett Co.	891,643

			891,643

		Home Builders: 3.9%
143,729		Coachmen Industries, Inc.	1,575,270
200,900	@	National RV Holdings, Inc.	683,060

			2,258,330

		Home Furnishings: 2.8%
49,290		La-Z-Boy, Inc.	580,636
11,968		Whirlpool Corp.	1,020,870

			1,601,506

		Household Products/ Wares: 2.6%
61,700		American Greetings Corp.	1,469,077

			1,469,077

		Insurance: 7.5%
24,213		Kansas City Life Insurance Co.	1,247,938
109,428	@	KMG America Corp.	919,195
76,310		Phoenix Cos., Inc.	1,232,407
105,107	@	PMA Capital Corp.	932,299

			4,331,839

		Leisure Time: 2.0%
84,346	@	K2, Inc.	1,140,358

			1,140,358

		Machinery — Diversified: 5.6%
31,166		Briggs & Stratton Corp.	844,287
147,256	@	Tecumseh Products Co.	2,341,370

			3,185,657

		Retail: 4.5%
44,600	@	Cost Plus, Inc.	480,342
12,631	@	Jo-Ann Stores, Inc.	249,210
151,210		Pier 1 Imports, Inc.	1,005,547
87,060	@	Sharper Image Corp.	843,611

			2,578,710

		Semiconductors: 4.1%
110,610	@	Agere Systems, Inc.	1,982,131
324,700	@	ESS Technology	386,393

			2,368,524

		Software: 2.1%
231,600	@	Borland Software Corp.	1,225,164

			1,225,164

		Telecommunications: 9.7%
283,410	@	3Com Corp.	1,187,488
426,016	@	Adaptec, Inc.	1,857,430
197,293	@	Cincinnati Bell, Inc.	891,764
182,210	@	Utstarcom, Inc.	1,618,023

			5,554,705

		Total Common Stock (Cost $64,755,124)	55,526,274

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.4%
	U.S. Government Agency Obligations: 0.4%
$219,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$218,970

	Total Short-Term Investments (Cost $218,970)	218,970

Total Investments in Securities (Cost $64,974,094)*	97.2%	$55,745,244
Other Assets and Liabilities-Net	2.8	1,614,171

Net Assets	100.0%	$57,359,415

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $65,297,796. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,633,283
Gross Unrealized Depreciation	(15,185,835)

Net Unrealized Depreciation	$(9,552,552)

See Accompanying Notes to Financial Statements

137

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 93.9%
		Auto Parts & Equipment: 0.9%
26,400	@	Commercial Vehicle Group, Inc.	$617,760

			617,760

		Banks: 2.0%
50,786	@	Bancorp, Inc.	1,361,573

			1,361,573

		Computers: 1.0%
283,200	@	Quantum Corp.	668,352

			668,352

		Diversified Financial Services: 1.4%
20,200		IndyMac Bancorp., Inc.	928,190

			928,190

		Electrical Components & Equipment: 3.1%
49,000	@	General Cable Corp.	2,082,500

			2,082,500

		Electronics: 2.1%
114,600		Keithley Instruments, Inc.	1,441,668

			1,441,668

		Environmental Control: 1.7%
22,200	@	Aleris International, Inc.	1,156,842

			1,156,842

		Food: 4.4%
170,800		Del Monte Foods Co.	1,928,332
54,854		Premium Standard Farms, Inc.	1,041,677

			2,970,009

		Forest Products & Paper: 14.2%
90,500		Bowater, Inc.	1,972,900
137,000	@	Buckeye Technologies, Inc.	1,608,380
86,500		Glatfelter	1,281,930
53,800	@	Jefferson Smurfit Corp. US	577,274
131,500	@@	Sappi Ltd. ADR	2,121,096
139,200		Wausau Paper Corp.	2,082,432

			9,644,012

		Hand/ Machine Tools: 5.7%
34,000		Kennametal, Inc.	2,076,024
29,000		Lincoln Electric Holdings, Inc.	1,764,650

			3,840,674

		Home Furnishings: 1.9%
88,000		Hooker Furniture Corp.	1,307,680

			1,307,680

		Household Products/ Wares: 4.0%
83,631	@	Fossil, Inc.	1,757,924
30,400		WD-40 Co.	988,000

			2,745,924

		Insurance: 1.4%
68,200	@	PMA Capital Corp.	604,934
140,200	@,@@	Quanta Capital Holdings Ltd.	318,254

			923,188

		Iron/ Steel: 2.9%
89,000		Gibraltar Industries, Inc.	1,949,990

			1,949,990

		Machinery — Diversified: 7.6%
46,800		Albany International Corp.	1,460,160
53,650	@	Kadant, Inc.	1,268,286
78,200		Sauer-Danfoss, Inc.	2,420,290

			5,148,736

		Metal Fabricate/ Hardware: 0.8%
19,600	@	RBC Bearings, Inc.	569,576

			569,576

		Mining: 2.7%
43,800	@	Century Aluminum Co.	1,868,070

			1,868,070

		Miscellaneous Manufacturing: 4.0%
114,421	@	Griffon Corp.	2,727,797

			2,727,797

		Oil & Gas: 8.8%
21,600	@	Bill Barrett Corp.	680,400
33,500	@	Denbury Resources, Inc.	983,225
57,650	@	Quest Resource Corp.	649,716
46,700		Range Resources Corp.	1,451,903
162,100	@	Warren Resources, Inc.	2,167,277

			5,932,521

		Oil & Gas Services: 2.9%
98,400	@,@@	Acergy SA ADR	1,938,480

			1,938,480

		Real Estate Investment Trusts: 6.9%
82,650		Alesco Financial, Inc.	834,765
110,100		Anthracite Capital, Inc.	1,394,967
65,600		HomeBanc Corp.	276,176
149,100		New York Mortgage Trust, Inc.	457,737
51,850		RAIT Investment Trust	1,728,161

			4,691,806

		Retail: 4.0%
107,700		Casey’s General Stores, Inc.	2,680,653

			2,680,653

		Savings & Loans: 1.5%
51,000	@	Franklin Bank Corp.	1,000,620

			1,000,620

		Semiconductors: 1.4%
98,600	@	Mattson Technology, Inc.	937,686

			937,686

		Telecommunications: 4.0%
118,200	@	Aeroflex, Inc.	1,425,492
41,650	@	CommScope, Inc.	1,256,581

			2,682,073

		Transportation: 2.6%
95,425	@	Marten Transport Ltd.	1,747,229

			1,747,229

		Total Common Stock (Cost $57,670,276)	63,563,609

See Accompanying Notes to Financial Statements

138

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 6.0%
	U.S. Government Agency Obligations: 6.0%
$4,022,000	Federal Home Loan Bank, 4.980%, due 12/01/06	$4,021,443

	Total Short-Term Investments (Cost $4,021,443)	4,021,443

Total Investments in Securities (Cost $61,691,719)*	99.9%	$67,585,052
Other Assets and Liabilities-Net	0.1	96,258

Net Assets	100.0%	$67,681,310

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $61,735,909. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,704,318
Gross Unrealized Depreciation	(1,855,175)

Net Unrealized Appreciation	$5,849,143

See Accompanying Notes to Financial Statements

139

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Boards of Directors/Trustees (the “Board”) of ING Equity Trust and ING Investment Fund, Inc., including a majority of the Directors/Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Directors/Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Directors/Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors/Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Directors/Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Director/Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Directors/Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including ING Equity Trust’s and ING Investment Fund, Inc.’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors/Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the “DE IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Funds’ “15(c) Methodology Guide” (the

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“Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Directors/Trustees, and sets out a written blueprint under which the Independent Directors/Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Directors/Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Directors/Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Directors/Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of Funds in the ING Funds complex. The Independent Directors/Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the DE IRC, review benchmarks used to assess the performance of each Fund. The DE IRC also meets regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The DE IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2007, the Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contract renewals for the period ending November 30, 2007. In addition, the Board’s Independent Directors/Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Fund that provided information about the performance and expenses of the Fund and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Advisers and Sub-Advisers to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, its Class A shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recommended to the Board to manage the Funds’ portfolios. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and members of the DE IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Investment Review Committees, including the DE IRC, to analyze the key factors underlying investment performance for the Funds.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, including the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changing the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the ING Funds complex more efficient by reducing the number of funds through combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and each Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during

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the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Directors/Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Fund. For a Fund that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

In evaluating economies of scale, the Independent Directors/Trustees considered a management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and/or Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between

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the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Directors/Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps; the merger of certain Funds with and into comparable Funds; and changes to the portfolio manager managing a Fund. The Independent Directors/Trustees have requested these adjustments primarily on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors/Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, in the second quintile for the most recent calendar quarter and one-year periods, and in the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in the Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Disciplined LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined LargeCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and in the fourth quintile for the year-to-date, one- and five-year periods. In analyzing this performance data, the Board also took into account: (1) Management’s representations that in December 2005, there was a change in portfolio manager; and (2) that the Board approved, at its May 25, 2006 meeting, the merger of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund and that this merger is expected to occur in January 2007 if approved by the Fund’s shareholders. In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including Management’s analysis that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median but below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fundamental Research Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund is ranked in the fourth quintile of its Morningstar category for the year-to-date period and in the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of underperformance during certain periods, including its representations that stock selection in certain sectors had a negative effect on performance; and (2) the Fund commenced operations on January 2006, and therefore had a limited operating history for purposes of analyzing Fund performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Fundamental Research Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund commenced operations on January 2006, and it is reasonable to permit the Fund to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Growth Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date, one- and five-year periods, but outperformed both for the three-year period; and (2) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, in the fourth quintile for the most recent calendar quarter and year-to-date periods, and in the fifth (lowest) quintile for the one- and five-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for its underperformance, including its representations that the Fund’s underperformance for the most recent periods can be attributed primarily to poor sector allocation and stock selection in the technology sector; and (2) Management’s representations that it will continue to monitor the Fund.
In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Growth Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Growth Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three- and five-year periods; and (2) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, in the third quintile for the most recent calendar quarter and three-year periods, and in the fourth quintile for the five-year period. In analyzing this performance data, the Board also took into consideration Management’s representations that in July 2005 there was a change in portfolio managers, and the performance has improved since this change was implemented.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that: (1) in January 2005, at the direction of the Board following the 2004 contract renewal process, Management reduced the expense limit for the Fund; and (2) in January 2006, at the direction of the Board following the 2005 contract renewal process, Management further reduced the expense limit for the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s more recent performance has improved, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to appropriately assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Opportunistic LargeCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board considered that based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and year-to-date periods; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period and in the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Opportunistic LargeCap Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund (inclusive of the advisory fee and a 0.10% administration fee) is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five- and ten-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ten-year periods, but underperformed for the year-to-date, one-, three- and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, in the third quintile for the most recent calendar quarter and three-year periods, in the fourth quintile for the ten-year period, and in the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations that in July 2005 a new portfolio manager assumed responsibility for the Fund to address the Board’s concerns regarding prior underperformance. The Board also noted Management’s assertion that the Fund’s performance has been reasonable for the year-to-date and one-year periods since this change was implemented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) a change in portfolio manager was implemented in July 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Financial Services Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the three-, five-, and ten-year periods and was equal to the performance of the Morningstar category median for the most recent calendar quarter; (2) the Fund underperformed its Morningstar category median for the one-year and year-to-date periods; (3) the Fund outperformed its primary benchmark for the three-, five-, and ten-year periods, except it underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (4) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, in the second quintile for the five-year period, in the third quintile for the most recent calendar quarter, one- and three-year periods, and in the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Financial Services Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LargeCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed both performance measures for the one-year period; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and is in the fourth quintile for the one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING LargeCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING LargeCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MagnaCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date, three-, five-, and ten-year periods; (2) the Fund outperformed its primary benchmark for one-year period, but underperformed for all other periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, in the third quintile for the most recent calendar quarter and three-year periods, in the fourth quintile for the year-to-date and ten-year periods, and in the fifth (lowest) quintile for the five-year period. In analyzing this performance data, the Board took into account that, to address the Board’s concerns about long-term performance, in April 2005 a new portfolio manager assumed responsibility for the day-to-day management of the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MagnaCap Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MagnaCap Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

by the Board; (3) a change in portfolio manager was implemented in April 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Fund to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, except it underperformed for the one- and three-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, except it outperformed for the most recent calendar quarter; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, in the second quintile for the year-to-date period, and in the fifth (lowest) quintile for the one- and three-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the reasons for underperformance, including the negative effect of sector allocation; (2) Management’s representations that it was exploring alternatives for improving the Fund’s performance; and (3) Management would continue to monitor, and the Board or the DE IRC would review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s representations that it will continue to monitor, and was taking steps to improve, the Fund’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MidCap Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MidCap Value Choice Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented, except it outperformed for the most recent calendar quarter; (2) the Fund underperformed its benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the reasons for underperformance, including the negative effect of sector allocation; (2) Management’s representations that it was exploring alternatives for improving the Fund’s performance; and (3) Management would continue to monitor, and the Board or the DE IRC would review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s representations that it will continue to monitor, and was taking steps to improve, the Fund’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING SmallCap Value Choice Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING SmallCap Value Choice Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for

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the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median but below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

152

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING MidCap Value Fund ING SmallCap Value Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-UDEABCIMOQ (1106-011807)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	February 6, 2007

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	February 6, 2007

EX-99.CERT
CERTIFICATION

I, Shaun P. Mathews, certify that:

1.	I have reviewed this report on Form N-CSR of ING Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 6, 2007	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

EXHIBIT-99.CERT
CERTIFICATION

I, Todd Modic, certify that:

1.	I have reviewed this report on Form N-CSR of ING Investment Funds, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

	d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	February 6, 2007	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

EXHIBIT 99.906 CERT

Certification

Pursuant to Section 906

of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Investment Funds, Inc.

Date of Form N-CSR: November 30, 2006

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING Investment Funds, Inc. and will be retained by ING Investment Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of February, 2007.

/s/ Shaun P. Mathews _______________________________________ Shaun P. Mathews President and Chief Executive Officer

EXHIBIT-99.906CERT

Certification

Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Investment Funds, Inc.

Date of Form N-CSR: November 30, 2006

     The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     A signed original of this written statement required by Section 906 has been provided to ING Investment Funds, Inc. and will be retained by ING Investment Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of February, 2007.

/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual filing.

ITEM 8.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 10.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/	Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2007

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	February 6, 2007